UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	August 31

Date of reporting period:	February 28, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Management®

Semiannual Report

February 28, 2010

Columbia Funds

■  Columbia International Stock Fund

■  Columbia Mid Cap Growth Fund

■  Columbia Small Cap Growth Fund I

■  Columbia Technology Fund

■  Columbia Balanced Fund

■  Columbia Oregon Intermediate Municipal Bond Fund

■  Columbia Conservative High Yield Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Table of Contents

Columbia International Stock Fund	1

Columbia Mid Cap Growth Fund	5

Columbia Small Cap Growth Fund I	9

Columbia Technology Fund	13

Columbia Balanced Fund	17

Columbia Oregon Intermediate Municipal Bond Fund	21

Columbia Conservative High Yield Fund	25

Financial Statements

Investment Portfolios	29

Statements of Assets and Liabilities	72

Statements of Operations	76

Statements of Changes in Net Assets	80

Financial Highlights	91

Notes to Financial Statements	125

Board Consideration and Approval of Advisory Agreements	143

Summary of Management Fee Evaluation by Independent Fee Consultant	150

Important Information About This Report	157

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

As we previously announced, Bank of America, N.A. has reached a definitive agreement to sell Columbia Management's long-term asset management business to Ameriprise Financial, Inc. This includes the management of its equity and fixed-income mutual funds.

This transaction combines two leading asset management firms and will create one entity that is expected to rank as one of the top asset managers. It is anticipated that the combined U.S. asset management business will operate under the well-regarded Columbia Management brand. The combined U.S. asset management business will be led by Ted Truscott, currently president, U.S. asset management, annuities and chief investment officer, Ameriprise Financial. Michael A. Jones, currently president of Columbia Management, will serve as president, U.S. asset management. Colin Moore, chief investment officer at Columbia Management, will continue to serve in that role for the combined organization. I will also continue in my role as head of mutual funds, responsible for the delivery of mutual fund products and services to investors.

As a valued investor in Columbia funds, please know that our goal is to ensure a smooth transition and provide you with the highest quality products and services. We will work closely with colleagues at Ameriprise Financial to seek a seamless transition for our clients and to keep you informed as the transition progresses and key decisions are made. We want to assure you that the funds' portfolio managers continue to focus on providing uninterrupted service to Columbia fund shareholders. Columbia Management and Ameriprise Financial will operate independently until all required approvals, including fund board, fund shareholder and other client approvals, have been received and the transaction closes, which is expected to occur in the spring of this year.

Meanwhile, transition teams across the company have been formed to oversee integration efforts including rebranding initiatives, vendor and system consolidations and client communications. Throughout the transition, we seek to build on best practices from both legacy organizations with enhancements to productivity, quality and the delivery of world-class customer experiences.

Clearly, we have a lot of work ahead of us in 2010. We look forward to introducing our combined business with an even wider breadth of products and capabilities. Everyone at Columbia Management and Ameriprise Financial is excited about the opportunities for this combined organization. I share this optimism and believe it will position us as a best-in-class asset management business with the ability to deliver more for clients than ever before.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Fund Profile – Columbia International Stock Fund

Summary

■   For the six-month period that ended February 28, 2010, the fund's Class A shares returned negative 1.50% without sales charge. The fund's benchmarks, the MSCI EAFE Index ND (net of dividends)1 and the MSCI All Country World ex U.S. Index ND (net of dividends)2, returned 0.72% and 3.74%, respectively. The average return of the fund's peer group, the Lipper International Multi-Cap Core Funds Classification, was 2.99%.3 Underweights in Australia and the UK detracted from performance. Overweights in emerging markets aided results, as did an out-of-index weight in the United States.

■   Certain consumer discretionary and consumer staples stocks were disappointing. Game Group, a UK-based hardware and software retailer, fell short of expectations (0.7% of net assets). A trough in the hardware cycle hurt unit growth. China Milk Products Group also detracted from the fund's return (0.2% of net assets). The company had difficulty meeting its out-of-country financial obligations, because it had not obtained government approval to move money out of China. Both stocks remain in the portfolio. Stocks in the energy and telecommunications sectors benefited performance. Yanzhou Coal Mining Company, one of the biggest coal producers in China, was particularly noteworthy (0.5% of net assets). The company expanded its operations by purchasing a coal company in Australia. Bezeq (0.8% of net assets), Israel's largest telecommunications provider, was buoyed by a favorable competitive environment at home and a relatively high dividend yield. The Turkish airline Turk Hava Yollari (0.5% of net assets) was also a strong contributor, as airline traffic in the Middle East was robust.

■   Looking ahead, we believe that reasonable valuations, combined with low interest rates, could more than offset the negative impact of Europe's debt problems on investor confidence. Greece, which has been the primary focus of concern, has developed an austerity plan that we believe will be supported by the European Union. As a result, we have added to the portfolio's positions in European financials, namely the National Bank of Greece and Banco Santander in Spain (0.6% and 2.0% of net assets, respectively), which stand to benefit as debt problems are resolved. We are also boosting investment in Japan, where valuations are compelling and where the market has lagged for the past several years.

1The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

2The Morgan Stanley Capital International (MSCI) All Country (AC) World ex U.S. Index tracks global stock market performance that includes developed and emerging markets but excludes the U.S.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 02/28/10

–1.50%

Class A shares (without sales charge)

+0.72%

MSCI EAFE Index (ND)

+3.74%

MSCI All Country World ex U.S. Index (ND)

+3.83%

MSCI All Country World ex U.S. Index (GD)

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows a fund's investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Fund Profile (continued) – Columbia International Stock Fund

Portfolio Management

Fred Copper, lead manager, has managed or co-managed the fund since October 2005 and has been associated with the advisor or its predecessors since 2005.

Jasmine (Weili) Huang has co-managed the fund since May 2006 and has been associated with the advisor or its predecessors since 2003.

Paul J. DiGiacomo has co-managed the fund since May 2006 and has been associated with the advisor or its predecessors since 2006.

Daisuke Nomoto has co-managed the fund since May 2006 and has been associated with the advisor or its predecessors since 2005.

Subject to satisfying various conditions to closing, effective on or about May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., is expected to become the investment advisor to the fund and change its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus dated January 1, 2010, including the supplements thereto, for more information regarding the expected change in investment advisor and any related changes to the portfolio management of the fund.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Performance Information – Columbia International Stock Fund

Performance of a $10,000 investment 03/01/00 – 02/28/10 ($)

Sales charge	without	with
Class A	7,983	7,524
Class B	7,541	7,541
Class C	7,574	7,574
Class Y	8,211	n/a
Class Z	8,203	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia International Stock Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 02/28/10 (%)

Share class	A		B		C		Y	Z
Inception	11/01/02		11/01/02		10/13/03		07/15/09	10/01/92
Sales charge	without	with	without	with	without	with	without	without
6-month (cumulative)	–1.50	–7.16	–1.81	–6.60	–1.79	–2.75	–1.27	–1.37
1-year	54.91	46.00	53.90	48.90	53.87	52.87	55.59	55.45
5-year	0.09	–1.09	–0.62	–0.90	–0.60	–0.60	0.42	0.40
10-year	–2.23	–2.80	–2.78	–2.78	–2.74	–2.74	–1.95	–1.96

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		Y	Z
Sales charge	without	with	without	with	without	with	without	without
6-month (cumulative)	1.16	–4.66	0.73	–4.19	0.82	–0.17	1.37	1.27
1- year	53.60	44.77	52.40	47.40	52.53	51.53	54.10	53.94
5-year	1.82	0.62	1.08	0.79	1.11	1.11	2.12	2.10
10-year	–1.47	–2.05	–2.04	–2.04	–1.99	–1.99	–1.19	–1.20

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares in the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Y and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Y and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C and Class Y are newer classes of shares. Class A, Class B and Class Y share performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to their inception. Class C share performance information includes returns of Class B shares for the period from November 1, 2002 through October 12, 2003, and the returns of Class Z shares for periods prior thereto. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses (such as distribution and service (Rule 12b-1) fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of Class A, Class B, and Class C shares would have been lower, since these classes of shares are subject to distribution and service (Rule 12b-1) fees, and the returns shown for the periods prior to the inception of Class Y shares would have been higher. Class A and Class B shares were initially offered on November 1, 2002, Class C shares were initially offered on October 13, 2003, Class Y shares were initially offered on July 15, 2009 and Class Z shares were initially offered on October 1, 1992.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.48
Class B	2.23
Class C	2.23
Class Y	1.04
Class Z	1.23

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from expenses incurred by the investment companies, inclusion of fee waivers and expense reimbursements as well as the use of different time periods used in calculating the ratios.

Net asset value per share

as of 02/28/10 ($)
Class A	10.65
Class B	10.29
Class C	10.35
Class Y	10.77
Class Z	10.78

Distributions declared per share

09/01/09 – 02/28/10 ($)
Class A	0.34
Class B	0.25
Class C	0.25
Class Y	0.40
Class Z	0.38

Understanding Your Expenses – Columbia International Stock Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/09 – 02/28/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	985.00	1,017.85	6.89	7.00	1.40
Class B	1,000.00	1,000.00	981.90	1,014.13	10.57	10.74	2.15
Class C	1,000.00	1,000.00	982.10	1,014.13	10.57	10.74	2.15
Class Y	1,000.00	1,000.00	987.30	1,019.74	5.03	5.11	1.02
Class Z	1,000.00	1,000.00	986.30	1,019.09	5.66	5.76	1.15

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses for all Classes except Class Y, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Mid Cap Growth Fund

Summary

■   For the six-month period that ended February 28, 2010, the fund's Class A shares returned 14.11% without sales charge. The fund outperformed its benchmarks, the Russell Midcap Growth Index and the Russell Midcap Index1, which returned 13.70% and 13.60%, respectively, for the same period. The fund's return was higher than the 12.74% average return of its peer group, the Lipper Mid-Cap Growth Funds Classification2. In a strong market for equities, good stock selection helped drive the fund's outperformance relative to the Russell indexes as well as the competitive peer group. Materials, financials and industrials holdings performed particularly well, while information technology and consumer staples selections held back results.

■   Cliffs Natural Resources and CF Industries produced stand-out performance among materials holdings. Cliffs Natural Resources (0.3% of net assets) benefited from rising demand for steel, iron ore and coal, while fertilizer manufacturer CF Industries (1.3% of net assets) gained in anticipation of a strong planting season. In the financials sector, asset managers Waddell & Reed Financial and T. Rowe Price Group (1.5% and 1.3% of net assets, respectively) saw their management fees increase as the equity markets rose. Meanwhile, Digital Realty Trust (0.7% of net assets) enjoyed improving revenues from data centers. In industrials, leading performers included mining equipment producer Bucyrus International, aerospace component manufacturer Precision Castparts and Delta Air Lines (1.0%, 1.4% and 0.6% of net assets, respectively).

■   Underperforming information technology holdings included Global Payments, an electronics transaction processor, and Alliance Data Systems, a private-label credit card operator (0.9% and 1.4% of net assets, respectively). Global Payments fell after it issued a lackluster revenue forecast, while Alliance Data was squeezed by higher credit costs and unfavorable currency movements. Among consumer staples holdings, both Avon Products (1.2% of net assets) and Corn Products International performed weakly. We sold the Corn Products position.

■   Even after 2009's robust market performance, we remain positive about prospects for mid-cap companies. Many medium-sized corporations have reduced their costs and are well positioned to generate significant earnings improvements from a snapback in demand, which we expect may persist for several more calendar quarters.

1The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 02/28/10

+14.11%

Class A shares (without sales charge)

+13.70%

Russell Midcap Growth Index

+13.60%

Russell Midcap Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows a fund's investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Fund Profile (continued) – Columbia Mid Cap Growth Fund

Portfolio Management

Wayne M. Collette has co-managed the fund since February 2006 and has been associated with the advisor or its predecessors since 2001.

George J. Myers has co-managed the fund since February 2006 and has been associated with the advisor or its predecessors since 2004.

Lawrence W. Lin has co-managed the fund since October 2007 and has been associated with the fund or its predecessors since 2006.

Brian D. Neigut has co-managed the fund since October 2007 and has been associated with the advisor or its predecessors since 2007.

Subject to satisfying various conditions to closing, effective on or about May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., is expected to become the investment advisor to the fund and change its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus dated January 1, 2010, including the supplements thereto, for more information regarding the expected change in investment advisor and any related changes to the portfolio management of the fund.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Stocks of mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Performance Information – Columbia Mid Cap Growth Fund

Performance of a $10,000 investment 03/01/00 – 02/28/10 ($)

Sales charge	without	with
Class A	8,969	8,452
Class B	8,488	8,488
Class C	8,510	8,510
Class R	8,876	n/a
Class T	8,965	8,449
Class Y	9,178	n/a
Class Z	9,171	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 02/28/10 (%)

Share class	A		B		C		R	T		Y	Z
Inception	11/01/02		11/01/02		10/13/03		01/23/06	11/01/02		07/15/09	11/20/85
Sales charge	without	with	without	with	without	with	without	without	with	without	without
6-month (cumulative)	14.11	7.56	13.62	8.62	13.71	12.71	13.95	14.11	7.56	14.32	14.24
1-year	59.33	50.15	58.14	53.14	58.24	57.24	58.93	59.33	50.15	59.83	59.72
5-year	4.40	3.17	3.63	3.30	3.64	3.64	4.19	4.36	3.13	4.67	4.66
10-year	–1.08	–1.67	–1.63	–1.63	–1.60	–1.60	–1.18	–1.09	–1.67	–0.85	–0.86

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		R	T		Y	Z
Sales charge	without	with	without	with	without	with	without	without	with	without	without
6-month (cumulative)	14.72	8.11	14.26	9.26	14.28	13.28	14.54	14.67	8.06	14.95	14.92
1-year	58.17	49.10	57.01	52.01	56.99	55.99	57.80	58.10	49.03	58.65	58.61
5-year	6.62	5.36	5.82	5.50	5.83	5.83	6.39	6.56	5.31	6.89	6.88
10-year	–0.19	–0.78	–0.75	–0.75	–0.72	–0.72	–0.30	–0.20	–0.79	0.04	0.03

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and T shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares in the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Y and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution (Rule 12b-1) fees. Class R, Class Y and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class R, Class T and Class Y are newer classes of shares. Class A, Class B, Class T and Class Y share performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to their inception. Class C share performance information includes returns of Class B shares for the period from November 1, 2002 through October 12, 2003, and the returns of Class Z shares for periods prior thereto. Class R share performance information includes returns of Class A shares for the period from November 1, 2002 through January 22, 2006, and the returns of Class Z share for periods prior thereto. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses (such as distribution and service (Rule 12b-1) fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for Class A, Class B, Class C, Class R and Class T shares for periods during which Class Z share returns are included would have been lower, since the newer classes of shares are subject to distribution and service (Rule 12b-1) fees. Class A and Class B shares were initially offered on November 1, 2002, Class C shares were initially offered on October 13, 2003, Class R shares were initially offered on January 23, 2006, Class T shares were initially offered on November 1, 2002, Class Y shares were initially offered on July 15, 2009 and Class Z shares were initially offered on November 20, 1985.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.27
Class B	2.02
Class C	2.02
Class R	1.52
Class T	1.32
Class Y	0.87
Class Z	1.02

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods used in calculating the ratios.

Net asset value per share

as of 02/28/10 ($)
Class A	20.06
Class B	18.85
Class C	18.91
Class R	19.85
Class T	20.06
Class Y	20.52
Class Z	20.53

Distributions declared per share

09/01/09 – 2/28/10 ($)
Class Y	0.03
Class Z	0.01

Understanding Your Expenses – Columbia Mid Cap Growth Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/09 – 02/28/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,141.10	1,018.70	6.53	6.16	1.23
Class B	1,000.00	1,000.00	1,136.20	1,014.98	10.49	9.89	1.98
Class C	1,000.00	1,000.00	1,137.10	1,014.98	10.49	9.89	1.98
Class R	1,000.00	1,000.00	1,139.50	1,017.46	7.85	7.40	1.48
Class T	1,000.00	1,000.00	1,141.10	1,018.45	6.80	6.41	1.28
Class Y	1,000.00	1,000.00	1,143.20	1,020.58	4.52	4.26	0.85
Class Z	1,000.00	1,000.00	1,142.40	1,019.93	5.21	4.91	0.98

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Small Cap Growth Fund I

Summary

■   For the six-month period that ended February 28, 2010, the fund's Class A shares returned 15.27% without sales charge. The fund surpassed the results of its benchmarks, the Russell 2000 Growth Index and the Russell 2000 Index1, which returned 10.64% and 10.59%, respectively. The fund's performance was also higher than the 11.52% average return of its peer group, the Lipper Small-Cap Growth Funds Classification2. Solid stock selection, especially in the health care, consumer discretionary and industrials sectors, contributed to the fund's strong relative performance, while holdings in the telecommunication services and materials sectors held back relative results.

■   In the health care sector, pharmaceuticals companies Impax Laboratories and Perrigo (0.7% and 0.4% of net assets, respectively) were among the top performers for the fund. Impax enjoyed brisk sales of a generic drug for narcolepsy and attention deficit disorder, while healthy demand for store-brand, over-the-counter drugs helped Perrigo. Premium mattress company Tempur-Pedic International and radio broadcast chain operator Entercom Communications (2.5% and 0.8% of net assets, respectively) made notable contributions in the consumer discretionary sector. Both companies benefited from stabilization in their markets, while Entercom also helped itself by reducing debt. In the industrials group, mining equipment company Bucyrus International (0.5% of net assets) and car rental corporation Dollar Thrifty Automotive Group (1.7% of net assets) generated solid results.

■   In the telecommunication services sector, Neutral Tandem (0.7% of net assets) was the biggest disappointment. Its share price fell amid fears of increased competition among providers of telecommunication interconnection services. We liquidated positions in paper producer Schweitzer, which sells paper products to the tobacco industry. The company faced potential patent litigation difficulties.

■   We see continuing evidence that the global economy is strengthening, and we plan to focus on investments in smaller companies positioned to gain from anticipated capital spending increases. At the same time, we believe that many small corporations have the potential to benefit from increased merger-and-acquisition activity. Notwithstanding this positive outlook, we are alert to the risks of a market correction and committed to maintaining our discipline—investing in self-funding growth companies that we believe have competitive advantages in their industries.

1The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 02/28/10

+15.27%

Class A shares (without sales charge)

+10.64%

Russell 2000 Growth Index

+10.59%

Russell 2000 Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows a fund's investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Fund Profile (continued) – Columbia Small Cap Growth Fund I

Portfolio Management

Wayne M. Collette has co-managed the fund since February 2006 and has been associated with the advisor or its predecessors since 2001.

George J. Myers has co-managed the fund since February 2006 and has been associated with the advisor or its predecessors since 2004.

Lawrence W. Lin has co-managed the fund since October 2007 and has been associated with the advisor or its predecessors since 2006.

Brian D. Neigut has co-managed the fund since October 2007 and has been associated with the advisor or its predecessors since 2007.

Subject to satisfying various conditions to closing, effective on or about May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., is expected to become the investment advisor to the fund and change its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus dated January 1, 2010, including the supplements thereto, for more information regarding the expected change in investment advisor and any related changes to the portfolio management of the fund.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Stocks of small-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Performance Information – Columbia Small Cap Growth Fund I

Performance of a $10,000 investment 03/01/00 – 02/28/10 ($)

Sales charge	without	with
Class A	10,366	9,770
Class B	10,043	10,043
Class C	10,043	10,043
Class Y	10,484	n/a
Class Z	10,475	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Small Cap Growth Fund I during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 02/28/10 (%)

Share class	A		B		C		Y	Z
Inception	11/01/05		11/01/05		11/01/05		07/15/09	10/01/96
Sales charge	without	with	without	with	without	with	without	without
6-month (cumulative)	15.27	8.65	14.79	9.79	14.79	13.79	15.48	15.38
1-year	55.64	46.70	54.40	49.40	54.40	53.40	56.05	55.92
5-year	5.25	4.01	4.59	4.27	4.59	4.59	5.49	5.47
10-year	0.36	–0.23	0.04	0.04	0.04	0.04	0.47	0.47

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		Y	Z
Sales charge	without	with	without	with	without	with	without	without
6-month (cumulative)	17.88	11.11	17.44	12.44	17.49	16.49	18.08	17.99
1-year	59.98	50.80	58.75	53.75	58.75	57.75	60.41	60.29
5-year	7.61	6.34	6.92	6.61	6.92	6.92	7.86	7.84
10-year	1.70	1.10	1.37	1.37	1.37	1.37	1.82	1.81

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Y and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Y and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C and Class Y are newer classes of shares. Class A, Class B and Class Y share performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to their inception. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses (such as distribution and service (Rule 12b-1) fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of Class A, Class B, and Class C shares would have been lower, since these classes of shares are subject to distribution and service (Rule 12b-1) fees. Class A, Class B and Class C shares were initially offered on November 1, 2005, Class Y shares were initially offered on July 15, 2009 and Class Z shares were initially offered on October 1, 1996.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.41
Class B	2.16
Class C	2.16
Class Y	1.00
Class Z	1.16

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods used in calculating the ratios.

Net asset value per share

as of 02/28/10 ($)
Class A	24.00
Class B	23.36
Class C	23.36
Class Y	24.25
Class Z	24.23

Understanding Your Expenses – Columbia Small Cap Growth Fund I

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/09 – 02/28/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,152.70	1,018.30	6.99	6.56	1.31
Class B	1,000.00	1,000.00	1,147.90	1,014.58	10.97	10.29	2.06
Class C	1,000.00	1,000.00	1,147.90	1,014.58	10.97	10.29	2.06
Class Y	1,000.00	1,000.00	1,154.80	1,020.18	4.97	4.66	0.93
Class Z	1,000.00	1,000.00	1,153.80	1,019.54	5.66	5.31	1.06

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Technology Fund

Summary

■   For the six-month period that ended February 28, 2010, the fund's Class A shares returned 10.55% without sales charge. The fund's return fell just short of the 11.65% return of its benchmark, the Merrill Lynch 100 Technology Index1, for the same period. The fund's return was in line with the average for its peer group, the Lipper Science & Technology Funds Classification2, which returned 10.68%. An emphasis on the semiconductor equipment and wireless telecommunication services industries, as well as exposure to several underperformers in those sectors, detracted from relative performance. Stocks in the wireless telecommunications services and entertainment segments helped returns.

■   Stock selection in the semiconductor industry generally accounted for the modest shortfall relative to the index. Shares of graphics chip maker NVIDIA (0.5% of net assets) fell on investor concerns about a build-up in inventories. Fears over increased competition hurt chip maker QUALCOMM and wireless connection provider Neutral Tandem (0.9% and 0.5% of net assets, respectively). In general, an emphasis on the underperforming semiconductor equipment and wireless telecom services areas hurt relative returns.

■   Stock selection among wireless telecom service providers benefitted performance. In particular, increased demand for wireless towers, driven by higher data usage among wireless users, helped cell tower companies. In this regard, key contributors included American Tower, which we subsequently sold, SBA Communications and Crown Castle International (1.5% and 2.5% of net assets, respectively). DreamWorks Animation (1.5% of net assets) gained ground as expectations for two upcoming feature animated films drove its share price higher. Priceline.com (3.7% of net assets) benefited from improved demand for discounted travel services. Strong iPhone and Mac personal computer sales sent Apple (5.8% of net assets) shares significantly higher.

■   While we believe that technology-related companies are well positioned to benefit from a growing global economy, which continues to fuel information technology spending and promote positive mergers and acquisition activity within the sector, we are mindful of the tremendous price appreciation many technology stocks experienced in 2009. Against this backdrop, we continue to assess new technologies and product cycle trends to identify stocks that may benefit, while adhering to our investment philosophy, which emphasizes strong balance sheets, proven management teams and reasonable valuations.

1The Merrill Lynch 100 Technology Index is an equally-weighted index of 100 leading technology stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 02/28/10

+10.55%

Class A shares (without sales charge)

+11.65%

Merrill Lynch 100 Technology Index

Fund Profile (continued) – Columbia Technology Fund

Portfolio Management

Wayne M. Collette has managed the fund since June 2002 and has been associated with the advisor or its predecessors since 2001.

Subject to satisfying various conditions to closing, effective on or about May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., is expected to become the investment advisor to the fund and change its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus dated January 1, 2010, including the supplements thereto, for more information regarding the expected change in investment advisor and any related changes to the portfolio management of the fund.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

The share price of a fund that invests primarily in one sector will likely be subject to more volatility than a fund that invests across any sectors. Technology stocks may be more volatile than stocks in other sectors. The fund should be considered part of an overall investment program, and not a complete investment program.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Performance Information – Columbia Technology Fund

Performance of a $10,000 investment 11/09/00 – 02/28/10 ($)

Sales charge	without	with
Class A	9,323	8,788
Class B	8,816	8,816
Class C	8,825	8,825
Class Z	9,520	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Technology Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 02/28/10 (%)

Share class	A		B		C		Z
Inception	11/01/02		11/01/02		10/13/03		11/09/00
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	10.55	4.23	10.33	5.33	10.32	9.32	10.78
1-year	52.09	43.25	51.13	46.13	51.04	50.04	52.59
5-year	3.57	2.35	2.84	2.48	2.81	2.81	3.85
Life	–0.75	–1.38	–1.35	–1.35	–1.33	–1.33	–0.53

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	12.36	5.94	12.00	7.00	11.98	10.98	12.53
1-year	51.75	42.92	50.69	45.69	50.61	49.61	52.14
5-year	6.10	4.84	5.32	4.99	5.28	5.28	6.34
Life	0.12	–0.51	–0.49	–0.49	–0.48	–0.48	0.34

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B and Class C are newer classes of shares. Class A and Class B share performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to their inception. Class C share performance information includes returns of Class B shares for the period from November 1, 2002 through October 12, 2003, and the returns of Class Z shares for periods prior thereto. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses (such as distribution and service (Rule 12b-1) fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower, since the newer classes of shares are subject to distribution and service (Rule 12b-1) fees.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.55
Class B	2.30
Class C	2.30
Class Z	1.30

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods used in calculating the ratios.

Net asset value per share

as of 02/28/10 ($)
Class A	8.38
Class B	8.01
Class C	8.02
Class Z	8.53

Understanding Your Expenses – Columbia Technology Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/09 – 02/28/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,105.50	1,017.65	7.52	7.20	1.44
Class B	1,000.00	1,000.00	1,103.30	1,013.93	11.42	10.94	2.19
Class C	1,000.00	1,000.00	1,103.20	1,013.93	11.42	10.94	2.19
Class Z	1,000.00	1,000.00	1,107.80	1,018.89	6.22	5.96	1.19

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Balanced Fund

Summary

■   For the six-month period that ended February 28, 2010, the fund's Class A shares returned 6.95% without sales charge. The fund's benchmarks, the S&P 500 Index1 and the Barclays Capital Aggregate Bond Index2, returned 9.32% and 3.19%, respectively, for the same period. The fund's return was marginally lower than the 7.29% average return of its peers in the Lipper Mixed-Asset Target Allocation Growth Funds Classification,3 as returns from the fund's equity investments fell slightly short of the S&P 500.

■   The fund's equity investments included favorable results from the energy, health care and materials sectors. In particular, strong commodity prices aided holdings, including oil and gas exploration company Apache, coal producer Alpha Natural Resources and Brazilian Vale, the world's largest iron ore producer (1.1%, 0.5% and 0.6% of net assets, respectively). These gains were offset by losses experienced in the consumer discretionary sector, notably Newell Rubbermaid, GameStop (0.7% and 0.6% of net assets, respectively) and McGraw-Hill, which was sold during the period.

■   The fixed-income portion of the portfolio performed well by deemphasizing the Treasury market and overweighting sectors such as commercial mortgage-backed securities (CMBS) and corporate bonds. The CMBS market continued to benefit from its inclusion in government stimulus programs. Within corporate bonds, we focused on the financial, REIT and utilities sectors, each of which outperformed the general market. The fund's high-yield investments were also additive to overall returns.

■   Looking forward, we are cautiously optimistic about corporate earnings prospects for 2010. Signs of a continuing economic recovery abound, but the labor market is still fragile and the consumer has yet to recover fully from the credit and housing crisis of 2008. We expect that the Federal Reserve will continue to pursue an accommodative monetary policy, even as government asset purchases wind down. In this environment, we plan to continue to direct the fund's fixed-income investments away from Treasury securities. We believe that many of the sectors that aided the portfolio over the past six months remain attractively valued despite their recent advances.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 02/28/10

+6.95%

Class A shares (without sales charge)

+9.32%

S&P 500 Index

+3.19%

Barclays Capital Aggregate Bond Index

Fund Profile (continued) – Columbia Balanced Fund

Portfolio Management

Columbia Balanced Fund is managed by a manager from Columbia's large cap core team:

Guy W. Pope

and by managers from Columbia's bond team:

Leonard A. Aplet  Ronald B. Stahl  Kevin L. Cronk

Guy W. Pope has co-managed the fund since 1997 and has been associated with the advisor or its predecessors since 1993.

Leonard A. Aplet has co-managed the fund since October 1991 and has been associated with the advisor or its predecessors since 1987.

Ronald B. Stahl has co-managed the fund since March 2005 and has been associated with the advisor or its predecessors since 1998.

Kevin L. Cronk has co-managed the fund since November 2006 and has been associated with the advisor or its predecessors since 1999.

Subject to satisfying various conditions to closing, effective on or about May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., is expected to become the investment advisor to the fund and change its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus dated January 1, 2010, including the supplements thereto, for more information regarding the expected change in investment advisor and any related changes to the portfolio management of the fund.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high-yield bonds (sometimes referred to as "junk" bonds) offer the potential for high current income and attractive total return but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments.

Performance Information – Columbia Balanced Fund

Performance of a $10,000 investment 03/01/00 – 02/28/10 ($)

Sales charge	without	with
Class A	12,675	11,944
Class B	11,992	11,992
Class C	11,992	11,992
Class Z	12,938	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Balanced Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 02/28/10 (%)

Share class	A		B		C		Z
Inception	11/01/02		11/01/02		10/13/03		10/01/91
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	6.95	0.80	6.57	1.57	6.52	5.52	7.09
1-year	39.86	31.82	38.79	33.79	38.71	37.71	40.11
5-year	4.83	3.60	4.04	3.69	4.04	4.04	5.08
10-year	2.40	1.79	1.83	1.83	1.83	1.83	2.61

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	8.38	2.16	7.95	2.95	7.99	6.99	8.53
1-year	38.96	30.98	37.94	32.94	37.92	36.92	39.31
5-year	6.07	4.82	5.26	4.93	5.28	5.28	6.32
10-year	2.25	1.65	1.68	1.68	1.68	1.68	2.46

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares in the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B and Class C are newer classes of shares. Class A and Class B share performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to their inception. Class C share performance information includes returns of Class B shares for the period from November 1, 2002 through October 12, 2003, and the returns of Class Z shares for periods prior thereto. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses (such as distribution and service (Rule 12b-1) fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower, since the newer classes of shares are subject to distribution and service (Rule 12b-1) fees. Class A and Class B shares were initially offered on November 1, 2002, Class C shares were initially offered on October 13, 2003 and Class Z shares were initially offered on October 1, 1991.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.07
Class B	1.82
Class C	1.82
Class Z	0.82

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods used in calculating the ratios.

Net asset value per share

as of 02/28/10 ($)
Class A	23.80
Class B	23.75
Class C	23.75
Class Z	23.77

Distributions declared per share

09/01/09 – 02/28/10 ($)
Class A	0.22
Class B	0.13
Class C	0.13
Class Z	0.25

Understanding Your Expenses – Columbia Balanced Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000, For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/09 – 02/28/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,069.50	1,019.93	5.03	4.91	0.98
Class B	1,000.00	1,000.00	1,065.70	1,016.22	8.86	8.65	1.73
Class C	1,000.00	1,000.00	1,065.20	1,016.22	8.86	8.65	1.73
Class Z	1,000.00	1,000.00	1,070.90	1,021.17	3.75	3.66	0.73

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Oregon Intermediate Municipal Bond Fund

Summary

■   For the six-month period that ended February 28, 2010, the fund's Class A shares returned 3.16% without sales charge. The fund's benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index1, returned 3.76%. The average return of the fund's peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification2, was 3.11%. The fund's positioning in short-term bonds relative to the index and no exposure to California bonds or to tobacco issues, which led the index, generally accounted for the fund's modest shortfall relative to the index. The index is national in scope while the fund focuses on Oregon bonds.

■   Yields fell and prices rose across the municipal spectrum during this period. Individual investors drove strong demand in pursuit of yields greater than money market returns, which hovered near zero. As buyers grew more confident that the economy was healing, they moved out the maturity curve and grew more comfortable buying lower-rated investment-grade municipals.

■   Over the period, we maintained a barbell structure in the portfolio, placing heavier emphasis on very short-term and long-term securities than on mid-range bonds. That positioning brought mixed results, as longer-term bonds performed well while issues maturing within two years lagged. The fund's shorter-term holdings included many older bonds that did not participate in the rally because their issuers have the right to "call" the bonds, that is, to redeem them, in the near term. Strong cash flows into the fund also increased the fund's weight in short-term securities. Lower-quality issues were stronger performers over this period, validating our decision to underweight AAA bonds. The fund's BBB and non-rated issues delivered the best returns as the yield advantage of lower-quality over higher-quality bonds narrowed. Longer maturities helped the fund's BBB-rated holdings outperform those in the index. Education bonds and local general obligation issues also benefited performance.

■   Oregon's high unemployment rate has cut into state revenues. Recently approved tax hikes on individuals and corporations, plus the possibility of higher federal taxes, enhanced the perceived value of the fund's tax-free income. With short-term rates so low, we believe that we currently see more value in the 7-15 year maturity range. We have also boosted exposure to health care and local general obligation bonds as well as to A-rated bonds tied to essential services. However, our efforts to find suitable additions to the portfolio have been challenged by the scarcity of new issuance in Oregon.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 02/28/10

+3.16%

Class A shares (without sales charge)

+3.76%

Barclays Capital 3-15 Year Blend Municipal Bond Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

Fund Profile (continued) – Columbia Oregon Intermediate Municipal Bond Fund

Portfolio Management

Brian M. McGreevy has managed the fund since December 2003 and has been associated with the advisor or its predecessors since 1994.

Subject to satisfying various conditions to closing, effective on or about May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., is expected to become the investment advisor to the fund and change its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus dated January 1, 2010, including the supplements thereto, for more information regarding the expected change in investment advisor and any related changes to the portfolio management of the fund.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Any capital gains distributed are taxable to the investor.

Single-state municipal bond funds pose additional risks, due to limited geographical diversification.

Performance Information – Columbia Oregon Intermediate Municipal Bond Fund

Performance of a $10,000 investment 03/01/00 – 02/28/10 ($)

Sales charge	without	with
Class A	16,420	15,644
Class B	15,548	15,548
Class C	15,896	15,896
Class Z	16,759	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Oregon Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The performance of $10,000 with sales charge for Class A is calculated with an initial sales charge of 4.75%.

Average annual total return as of 02/28/10 (%)

Share class	A		B		C		Z
Inception	11/01/02		11/01/02		10/13/03		07/02/84
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	3.16	–0.20	2.78	–0.22	2.96	1.96	3.29
1-year	6.89	3.43	6.10	3.10	6.47	5.47	7.16
5-year	3.72	2.71	2.96	2.96	3.31	3.31	3.99
10-year	5.08	4.58	4.51	4.51	4.74	4.74	5.30

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	–0.06	–3.33	–0.44	–3.38	–0.26	–1.25	0.06
1-year	5.91	2.48	5.12	2.12	5.49	4.49	6.17
5-year	3.75	2.75	2.98	2.98	3.34	3.34	4.01
10-year	4.80	4.29	4.22	4.22	4.45	4.45	5.01

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares and the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

The 5-year and 10-year Class A average annual returns with sales charge as of February, 28, 2010 and March 31, 2010 include the previous sales charge of 4.75%. The Class A 6-month cumulative returns and the 1-year annual returns with sales charge as of February, 28, 2010 and March 31, 2010 include the new sales charge of 3.25%. This change was effective beginning August 22, 2005.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B and Class C are newer classes of shares. Class A and Class B share performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to their inception. Class C share performance information includes returns of Class B shares for the period from November 1, 2002 through October 12, 2003, and the returns of Class Z shares for periods prior thereto. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses (such as distribution and service (Rule 12b-1) fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower, since the newer classes of shares are subject to distribution and service (Rule 12b-1) fees.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.90
Class B	1.65
Class C	1.65
Class Z	0.65

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from expenses incurred by the investment companies, inclusion of fee waivers and expense reimbursements as well as the use of different time periods used in calculating the ratios.

Net asset value per share

as of 02/28/10 ($)
Class A	12.34
Class B	12.34
Class C	12.34
Class Z	12.34

Distributions declared per share

09/01/09 – 02/28/10 ($)
Class A	0.21
Class B	0.17
Class C	0.19
Class Z	0.23

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.

Understanding Your Expenses – Columbia Oregon Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/09 – 02/28/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,031.60	1,020.98	3.88	3.86	0.77
Class B	1,000.00	1,000.00	1,027.80	1,017.26	7.64	7.60	1.52
Class C	1,000.00	1,000.00	1,029.60	1,018.99	5.89	5.86	1.17
Class Z	1,000.00	1,000.00	1,032.90	1,022.22	2.62	2.61	0.52

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Conservative High Yield Fund

Summary

■   For the six-month period that ended February 28, 2010, the fund's Class A shares returned 9.09% without sales charge. The fund's benchmark, the JPMorgan Developed BB High Yield Index,1 returned 10.06%. The average return of funds in its peer group, the Lipper High Current Yield Funds Classification,2 was 12.27%. The fund delivered solid returns as investors grew more comfortable with risk. An underweight in financials accounted for the modest performance shortfall relative to the fund's benchmark. The fund's conservative orientation hampered performance relative to the peer group for the six-month period, during which time lesser-quality credits staged an impressive rally.

■   Improving macroeconomic conditions and a robust primary market enabled many high-yield issuers to refinance their near-term maturities and bolster their liquidity, thereby reducing default risk. These maneuvers were of special benefit to those companies in the greatest financial peril, enabling the low-rated CCC sector to become the best performer for the six months. Because the fund devotes less than one percent of net assets to CCC-rated securities, it lagged peers that had greater emphasis on this segment of the market. Performance relative to the benchmark was hurt by the fund's underweight in financials, but successful securities selection within the health care, information technology and materials sectors enabled the fund to recover much of its lost ground.

■   Despite the gains of the past six months, high-yield securities continue to enjoy a sizable yield advantage over Treasury securities. We therefore took a constructive stance on the high-yield group going forward, but we remained cautious on highly leveraged, CCC-rated bonds, given the difficult conditions in the labor market and the sluggishness of consumer spending. As other macroeconomic indicators became more favorable during the period, we reduced our exposure to defensive sectors such as cable, energy, food, and tobacco, while increasing our weights in more economically sensitive areas, such as wireless, media and gaming. Our investment emphasis has been on credits with strong and improving leverage profiles and solid asset values relative to debt obligations, and we believe the fund is well-positioned to participate in any market advances while maintaining some degree of downside protection.

1The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated high yield corporate debt market. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 02/28/10

+9.09%

Class A shares (without sale charge)

+10.06%

JPMorgan Developed BB High Yield Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

Fund Profile (continued) – Columbia Conservative High Yield Fund

Portfolio Management

Kevin L. Cronk has managed the fund since September 2005 and has been associated with the advisor or its predecessors since 1999.

Subject to satisfying various conditions to closing, effective on or about May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., is expected to become the investment advisor to the fund and change its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus dated January 1, 2010, including the supplements thereto, for more information regarding the expected change in investment advisor and any related changes to the portfolio management of the fund.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

The term "conservative" in the Columbia Conservative High Yield Fund's name, and as used in the discussion above, is intended to describe the fund's credit approach relative to other high yield funds; the fund invests primarily in bonds rated Ba or B by Moody's Investors Service, Inc. or BB or B by Standard & Poor's. These lower rated bonds, commonly referred to as "junk" bonds, are subject to greater credit risk, and are generally less liquid, than higher-rated, lower yielding bonds. Also, changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds.

Performance Information – Columbia Conservative High Yield Fund

Performance of a $10,000 investment 03/01/00 – 02/28/10 ($)

Sales charge	without	with
Class A	16,200	15,425
Class B	15,320	15,320
Class C	15,455	15,455
Class Y	16,521	n/a
Class Z	16,506	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Conservative High Yield Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 02/28/10 (%)

Share class	A		B		C		Y	Z
Inception	11/01/02		11/01/02		10/13/03		07/15/09	10/01/93
Sales charge	without	with	without	with	without	with	without	without
6-month (cumulative)	9.09	3.97	8.69	3.69	8.77	7.77	9.29	9.22
1-year	28.08	22.06	27.14	22.14	27.33	26.33	28.51	28.40
5-year	3.52	2.52	2.76	2.45	2.91	2.91	3.80	3.78
10-year	4.94	4.43	4.36	4.36	4.45	4.45	5.15	5.14

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		Y	Z
Sales charge	without	with	without	with	without	with	without	without
6-month (cumulative)	7.52	2.35	7.12	2.12	7.20	6.20	7.72	7.65
1-year	30.94	24.75	29.98	24.98	30.17	29.17	31.39	31.27
5-year	4.57	3.57	3.80	3.49	3.95	3.95	4.85	4.83
10-year	5.23	4.72	4.64	4.64	4.73	4.73	5.44	5.43

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Y and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Y and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C and Class Y are newer classes of shares. Class A, Class B and Class Y share performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to their inception. Class C share performance information includes returns of Class B shares for the period from November 1, 2002 through October 12, 2003, and the returns of Class Z shares for periods prior thereto. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses (such as distribution and service (Rule 12b-1) fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for Class A, Class B, and Class C for periods during which Class Z share returns are included would have been lower, since these classes of shares are subject to distribution and service (Rule 12b-1) fees. Class A and Class B shares were initially offered on November 1, 2002, Class C shares were initially offered on October 13, 2003, Class Y shares were initially offered on July 15, 2009 and Class Z shares were initially offered on October 1, 1993.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.05
Class B	1.80
Class C	1.80
Class Y	0.68
Class Z	0.80

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods used in calculating the ratios.

Net asset value per share

as of 02/28/10 ($)
Class A	7.46
Class B	7.46
Class C	7.46
Class Y	7.46
Class Z	7.46

Distributions declared per share

09/01/09 – 02/28/10 ($)
Class A	0.28
Class B	0.25
Class C	0.26
Class Y	0.29
Class Z	0.29

Understanding Your Expenses – Columbia Conservative High Yield Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/09 – 02/28/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,090.90	1,019.59	5.44	5.26	1.05
Class B	1,000.00	1,000.00	1,086.90	1,015.87	9.31	9.00	1.80
Class C	1,000.00	1,000.00	1,087.70	1,016.61	8.54	8.25	1.65
Class Y	1,000.00	1,000.00	1,092.90	1,021.44	3.51	3.39	0.68
Class Z	1,000.00	1,000.00	1,092.20	1,020.83	4.15	4.01	0.80

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of Class C shares' expenses, the Class C shares' account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Investment Portfolio – Columbia International Stock Fund

February 28, 2010 (Unaudited)

Common Stocks – 98.3%
	Shares	Value ($)
Consumer Discretionary – 9.6%
Auto Components – 1.4%
Denso Corp.	115,800	3,138,572
Stanley Electric Co., Ltd.	221,100	4,061,401
Auto Components Total		7,199,973
Automobiles – 1.9%
Nissan Motor Co., Ltd. (a)	753,400	5,978,356
Toyota Motor Corp.	95,600	3,583,184
Automobiles Total		9,561,540
Hotels, Restaurants & Leisure – 0.7%
OPAP SA	178,780	3,680,750
Hotels, Restaurants & Leisure Total		3,680,750
Household Durables – 0.5%
Foster Electric Co. Ltd.	94,100	2,372,491
Household Durables Total		2,372,491
Leisure Equipment & Products – 0.5%
Altek Corp.	1,396,000	2,241,609
Leisure Equipment & Products Total		2,241,609
Media – 1.3%
Publicis Groupe SA	84,568	3,335,955
Vivendi	127,451	3,210,558
Media Total		6,546,513
Specialty Retail – 1.5%
Game Group PLC	2,792,643	3,491,740
USS Co., Ltd.	64,660	4,192,038
Specialty Retail Total		7,683,778
Textiles, Apparel & Luxury Goods – 1.8%
LG Fashion Corp.	168,370	4,195,097
Polo Ralph Lauren Corp. (b)	34,886	2,788,438
Youngone Corp.	245,660	2,016,280
Textiles, Apparel & Luxury Goods Total		8,999,815
Consumer Discretionary Total		48,286,469
Consumer Staples – 10.2%
Beverages – 2.1%
Carlsberg A/S, Class B	72,191	5,575,201
Cott Corp. (a)	688,314	4,948,978
Beverages Total		10,524,179
Food & Staples Retailing – 3.5%
Koninklijke Ahold NV	421,587	5,166,486
Matsumotokiyoshi Holdings Co., Ltd.	117,800	2,590,818

	Shares	Value ($)
Seven & I Holdings Co., Ltd.	279,400	6,302,185
Wal-Mart Stores, Inc.	70,401	3,806,582
Food & Staples Retailing Total		17,866,071
Food Products – 3.5%
China Milk Products Group Ltd. (a)(c)	7,540,000	965,498
Nestle SA, Registered Shares	143,720	7,150,881
Toyo Suisan Kaisha Ltd.	185,000	5,155,721
Viterra, Inc. (a)	457,852	4,229,539
Food Products Total		17,501,639
Tobacco – 1.1%
Japan Tobacco, Inc.	1,607	5,833,277
Tobacco Total		5,833,277
Consumer Staples Total		51,725,166
Energy – 7.9%
Energy Equipment & Services – 1.8%
Noble Corp.	109,699	4,635,880
Shinko Plantech Co., Ltd.	451,400	4,460,906
Energy Equipment & Services Total		9,096,786
Oil, Gas & Consumable Fuels – 6.1%
AWE Ltd. (a)	1,903,123	4,298,060
BP PLC	990,075	8,736,435
Royal Dutch Shell PLC, Class B	194,406	5,088,223
Total SA	184,294	10,283,684
Yanzhou Coal Mining Co., Ltd., Class H	1,162,000	2,467,069
Oil, Gas & Consumable Fuels Total		30,873,471
Energy Total		39,970,257
Financials – 24.6%
Capital Markets – 1.5%
ICAP PLC	495,861	2,463,336
Intermediate Capital Group PLC	751,389	2,777,219
Tokai Tokyo Financial Holdings	651,000	2,505,960
Capital Markets Total		7,746,515
Commercial Banks – 14.5%
Australia & New Zealand Banking Group Ltd.	218,104	4,523,057
Banco Bilbao Vizcaya Argentaria SA	472,245	6,140,961
Banco Santander SA	772,498	10,044,326
Bank of China Ltd., Class H	5,899,000	2,857,487
Governor & Co. of the Bank of Ireland (a)	602,345	820,183

See Accompanying Notes to Financial Statements.

Columbia International Stock Fund

February 28, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Barclays PLC	1,408,411	6,711,076
BNP Paribas	82,448	5,964,657
DBS Group Holdings Ltd.	553,000	5,507,576
HSBC Holdings PLC	572,644	6,283,311
National Australia Bank Ltd.	240,037	5,472,684
National Bank of Greece SA (a)	169,879	3,169,026
Standard Chartered PLC	236,697	5,637,499
Sumitomo Mitsui Financial Group, Inc.	137,200	4,410,414
Sumitomo Trust & Banking Co., Ltd.	549,000	3,102,009
Svenska Handelsbanken AB, Class A	88,336	2,409,794
Commercial Banks Total		73,054,060
Diversified Financial Services – 0.9%
ING Groep NV (a)	513,482	4,590,136
Diversified Financial Services Total		4,590,136
Insurance – 4.7%
Axis Capital Holdings Ltd.	106,702	3,355,778
Baloise Holding AG, Registered Shares	47,318	4,069,987
Brit Insurance Holdings NV	326,347	3,826,926
Sampo Oyj, Class A	201,746	4,889,793
XL Capital Ltd., Class A	122,049	2,229,835
Zurich Financial Services AG, Registered Shares	22,992	5,543,335
Insurance Total		23,915,654
Real Estate Investment Trusts (REITs) – 0.9%
Japan Retail Fund Investment Corp.	3,756	4,455,877
Real Estate Investment Trusts (REITs) Total		4,455,877
Real Estate Management & Development – 2.1%
Hongkong Land Holdings Ltd.	833,000	3,831,800
Huaku Development Co., Ltd.	1,794,000	4,418,926
Swire Pacific Ltd., Class A	184,300	2,059,742
Real Estate Management & Development Total		10,310,468
Financials Total		124,072,710
Health Care – 8.5%
Biotechnology – 0.6%
Amgen, Inc. (a)(b)	55,251	3,127,759
Biotechnology Total		3,127,759
Health Care Providers & Services – 0.9%
Miraca Holdings, Inc.	153,300	4,641,533
Health Care Providers & Services Total		4,641,533

	Shares	Value ($)
Pharmaceuticals – 7.0%
Astellas Pharma, Inc.	79,800	3,004,457
AstraZeneca PLC, ADR	168,047	7,414,234
Novartis AG, Registered Shares	52,015	2,893,085
Roche Holding AG, Genusschein Shares	56,923	9,506,154
Sanofi-Aventis SA	119,596	8,748,190
Santen Pharmaceutical Co., Ltd.	111,000	3,566,943
Pharmaceuticals Total		35,133,063
Health Care Total		42,902,355
Industrials – 11.2%
Aerospace & Defense – 2.1%
BAE Systems PLC	1,053,190	6,010,896
MTU Aero Engines Holding AG	85,872	4,353,216
Aerospace & Defense Total		10,364,112
Airlines – 0.4%
Turk Hava Yollari A.O.	711,757	2,255,163
Airlines Total		2,255,163
Commercial Services & Supplies – 0.6%
Aeon Delight Co., Ltd.	228,400	3,126,056
Commercial Services & Supplies Total		3,126,056
Construction & Engineering – 3.3%
COMSYS Holdings Corp.	302,900	2,908,140
CTCI Corp.	2,932,000	2,897,947
Impregilo SpA	787,012	2,352,239
Maire Tecnimont SpA	1,045,183	3,244,836
Toyo Engineering Corp.	988,000	3,313,906
Vinci SA	38,476	2,014,428
Construction & Engineering Total		16,731,496
Electrical Equipment – 0.9%
Schneider Electric SA	41,559	4,438,261
Electrical Equipment Total		4,438,261
Industrial Conglomerates – 1.7%
DCC PLC	126,794	3,323,495
Tyco International Ltd.	144,541	5,212,148
Industrial Conglomerates Total		8,535,643
Machinery – 0.5%
Demag Cranes AG	82,148	2,706,936
Machinery Total		2,706,936
Professional Services – 0.5%
Atkins WS PLC	269,316	2,367,414
Professional Services Total		2,367,414

See Accompanying Notes to Financial Statements.

Columbia International Stock Fund

February 28, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Trading Companies & Distributors – 1.2%
ITOCHU Corp.	256,000	2,063,098
Mitsui & Co., Ltd.	272,200	4,224,929
Trading Companies & Distributors Total		6,288,027
Industrials Total		56,813,108
Information Technology – 5.1%
Electronic Equipment, Instruments & Components – 0.7%
FUJIFILM Holdings Corp.	119,000	3,785,176
Electronic Equipment, Instruments & Components Total		3,785,176
IT Services – 0.5%
Redecard SA	158,300	2,303,788
IT Services Total		2,303,788
Office Electronics – 1.3%
Canon, Inc.	156,600	6,512,882
Office Electronics Total		6,512,882
Semiconductors & Semiconductor Equipment – 1.2%
MediaTek, Inc.	203,000	3,196,352
United Microelectronics Corp., ADR (a)	818,211	2,806,464
Semiconductors & Semiconductor Equipment Total		6,002,816
Software – 1.4%
Autonomy Corp. PLC (a)	157,570	3,676,018
Nintendo Co., Ltd.	13,100	3,563,813
Software Total		7,239,831
Information Technology Total		25,844,493
Materials – 10.0%
Chemicals – 3.0%
BASF SE	139,338	7,824,449
Clariant AG, Registered Shares (a)	413,237	4,477,616
Syngenta AG, Registered Shares	10,859	2,810,149
Chemicals Total		15,112,214
Construction Materials – 0.4%
Ciments Francais SA	23,960	2,096,165
Construction Materials Total		2,096,165
Metals & Mining – 5.9%
Anglo American PLC (a)	115,563	4,211,428
BHP Billiton PLC	294,448	9,010,911
BlueScope Steel Ltd.	963,991	2,090,708
Eurasian Natural Resources Corp. PLC	251,665	3,940,996

	Shares	Value ($)
First Quantum Minerals Ltd.	30,775	2,398,356
Salzgitter AG	38,077	3,360,240
Thompson Creek Metals Co., Inc. (a)	148,900	2,047,693
Tokyo Steel Manufacturing Co., Ltd.	247,600	2,739,499
Metals & Mining Total		29,799,831
Paper & Forest Products – 0.7%
Svenska Cellulosa AB, Class B	241,351	3,567,897
Paper & Forest Products Total		3,567,897
Materials Total		50,576,107
Telecommunication Services – 5.6%
Diversified Telecommunication Services – 4.4%
BCE, Inc.	124,500	3,455,047
Bezeq Israeli Telecommunication Corp., Ltd.	1,615,143	4,210,097
Nippon Telegraph & Telephone Corp.	112,300	4,891,677
Tele2 AB, Class B	222,684	3,310,682
Telefonica O2 Czech Republic AS	183,294	4,325,232
Telefonica SA	85,519	2,008,128
Diversified Telecommunication Services Total		22,200,863
Wireless Telecommunication Services – 1.2%
Softbank Corp.	156,300	4,093,760
Vodafone Group PLC	890,865	1,921,443
Wireless Telecommunication Services Total		6,015,203
Telecommunication Services Total		28,216,066
Utilities – 5.6%
Electric Utilities – 1.3%
Enel SpA	465,885	2,526,388
Iberdrola SA	464,591	3,741,258
Electric Utilities Total		6,267,646
Gas Utilities – 0.4%
PT Perusahaan Gas Negara Tbk	5,185,500	2,019,741
Gas Utilities Total		2,019,741
Independent Power Producers & Energy Traders – 1.6%
Drax Group PLC	623,005	3,798,880
International Power PLC	898,588	4,443,450
Independent Power Producers & Energy Traders Total		8,242,330

See Accompanying Notes to Financial Statements.

Columbia International Stock Fund

February 28, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Multi-Utilities – 2.3%
AGL Energy Ltd.	387,211	4,986,658
RWE AG	77,581	6,579,146
Multi-Utilities Total		11,565,804
Utilities Total		28,095,521
Total Common Stocks (Cost of $474,643,782)		496,502,252
Investment Company – 1.8%
iShares MSCI EAFE Index Fund	168,429	8,862,734
Total Investment Company (Cost of $8,705,051)		8,862,734
Short-Term Obligation – 0.2%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/26/10, due 03/01/10 at 0.040%, collateralized by U.S. Treasury obligation maturing 05/15/19, market value $1,153,894 (repurchase proceeds $1,127,004)	1,127,000	1,127,000
Total Short-Term Obligation (Cost of $1,127,000)		1,127,000
Total Investments – 100.3% (Cost of $484,475,833) (d)		506,491,986
Other Assets & Liabilities, Net – (0.3)%		(1,265,069)
Net Assets – 100.0%		505,226,917

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  All or a portion of these securities are pledged as collateral for written option contracts.

(c)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2010, the value of this security amounted to $965,498, which represents 0.2% of net assets.

(d)  Cost for federal income tax purposes is $484,475,833.

The following table summarizes the inputs used, as of February 28, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$2,788,438	$45,498,031	$—	$48,286,469
Consumer Staples	12,985,099	37,774,569	965,498	51,725,166
Energy	4,635,880	35,334,377	—	39,970,257
Financials	9,417,413	114,655,297	—	124,072,710
Health Care	10,541,993	32,360,362	—	42,902,355
Industrials	5,212,148	51,600,960	—	56,813,108
Information Technology	5,110,252	20,734,241	—	25,844,493
Materials	4,446,049	46,130,058	—	50,576,107
Telecommunication Services	3,455,047	24,761,019	—	28,216,066
Utilities	—	28,095,521	—	28,095,521
Total Common Stocks	58,592,319	436,944,435	965,498	496,502,252
Total Investment Company	8,862,734	—	—	8,862,734
Total Short-Term Obligation	—	1,127,000	—	1,127,000
Total Investments	67,455,053	438,071,435	965,498	506,491,986
Total Written Call Option Contracts	(16,020)	—	—	(16,020)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	—	(2,922,788)	—	(2,922,788)
Total	$67,439,033	$435,148,647	$965,498	$503,553,178

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

The following table reconciles asset balances for the six months ending February 28, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of February 28, 2009	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into (out of) Level 3	Balance as of February 28, 2010
Common Stock Consumer Staples	$—	$(42,422)	$(2,002,720)	$(233,199)	$3,243,839	$965,498

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized depreciation attributed to securities owned at February 28, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $2,002,720. This amount is included in net changes in unrealized appreciation (depreciation) on the Statements of Changes in Net Assets.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Columbia International Stock Fund

February 28, 2010 (Unaudited)

Risk Exposure/Type

At February 28, 2010, the Fund held the following written call option contracts:

Equity Risk

Written Call Options Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Premium	Value
Amgen, Inc.	$60.0	552	03/20/10	$19,320	$6,624
Polo Ralph Lauren Corp.	85.0	348	03/20/10	22,271	9,396
Total written call options: (proceeds $41,591)					$16,020

For the six months ended February 28, 2010, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at August 31, 2009	2,754	$75,067
Options written	6,869	251,440
Options terminated in closing purchase transactions	(3,782)	(116,153)
Options exercised	(1,636)	(59,395)
Options expired	(3,305)	(109,368)
Options outstanding at February 28, 2010	900	$41,591

Forward foreign currency exchange contracts outstanding on February 28, 2010 are:

Foreign Exchange Rate Risk

Forward Foreign Currency Exchange Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$20,778,793	$20,688,808	03/11/10	$89,985
AUD	2,719,231	2,696,249	03/11/10	22,982
CHF	1,935,410	1,937,471	03/11/10	(2,061)
EUR	28,482,622	30,347,834	03/11/10	(1,865,212)
EUR	1,574,047	1,674,980	03/11/10	(100,933)
EUR	4,383,094	4,531,966	03/11/10	(148,872)
EUR	2,058,788	2,092,548	03/11/10	(33,760)
EUR	2,493,148	2,469,268	03/11/10	23,880
GBP	19,532,985	20,874,243	03/11/10	(1,341,258)
JPY	5,678,155	5,612,748	03/11/10	65,407
JPY	1,673,774	1,609,370	03/11/10	64,404
KRW	1,950,750	1,953,684	03/11/10	(2,934)
NOK	4,450,187	4,544,088	03/11/10	(93,901)
SEK	1,704,142	1,689,025	03/11/10	15,117
SEK	1,626,018	1,582,468	03/11/10	43,550
SGD	1,490,226	1,482,210	03/11/10	8,016
TWD	1,586,614	1,596,609	03/11/10	(9,995)
TWD	1,481,936	1,487,535	03/11/10	(5,599)
				$(3,271,184)
Forward Foreign Currency Exchange Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$1,122,791	$1,136,275	03/11/10	$13,484
CAD	17,037,374	16,872,947	03/11/10	(164,427)
CZK	5,350,983	5,634,593	03/11/10	283,610
DKK	1,023,364	1,076,338	03/11/10	52,974
EUR	3,080,012	3,156,892	03/11/10	76,880
EUR	992,630	985,120	03/11/10	(7,510)
GBP	1,568,921	1,673,293	03/11/10	104,372
GBP	1,593,316	1,689,681	03/11/10	96,365
GBP	3,802,612	3,888,664	03/11/10	86,052
ILS	5,638,214	5,649,074	03/11/10	10,860

Forward Foreign Currency Exchange Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	$1,746,871	$1,691,167	03/11/10	$(55,704)
JPY	4,303,497	4,223,707	03/11/10	(79,790)
JPY	700,842	678,797	03/11/10	(22,045)
JPY	1,301,562	1,260,621	03/11/10	(40,941)
JPY	2,515,181	2,505,949	03/11/10	(9,232)
KRW	7,929,288	7,876,956	03/11/10	(52,332)
PLN	1,615,512	1,614,775	03/11/10	(737)
TWD	15,168,026	15,206,287	03/11/10	38,261
TWD	2,693,082	2,701,227	03/11/10	8,145
TWD	1,689,701	1,699,812	03/11/10	10,111
				$348,396

The Fund was invested in the following countries at February 28, 2010:

Summary of Securities by Country	Value ($)	% of Total Investments
Japan	114,579,077	22.6
United Kingdom	93,072,733	18.4
France	40,091,898	7.9
Switzerland	36,451,207	7.2
United States*	35,146,155	6.9
Germany	24,823,987	4.9
Spain	21,934,673	4.3
Australia	21,371,167	4.2
Canada	17,079,613	3.4
Taiwan	15,561,297	3.1
Sweden	9,288,374	1.8
Netherlands	8,495,324	1.7
Italy	8,123,463	1.6
Greece	6,849,776	1.4
China	6,290,053	1.2
Korea, Republic of	6,211,377	1.2
Hong Kong	5,891,542	1.2
Denmark	5,575,202	1.1
Singapore	5,507,576	1.1
Finland	4,889,793	1.0
Czech Republic	4,325,232	0.9
Israel	4,210,097	0.8
Ireland	4,143,678	0.8
Brazil	2,303,788	0.5
Turkey	2,255,163	0.4
Indonesia	2,019,741	0.4
	$506,491,986	100.0

*  Includes short-term obligation and investment company.

  Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

CZK	Czech Koruna

DKK	Danish Krone

EUR	Euro

GBP	Pound Sterling

ILS	Israeli Shekel

JPY	Japanese Yen

KRW	South Korean Won

NOK	Norwegian Krone

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

TWD	New Taiwan Dollar

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Mid Cap Growth Fund

February 28, 2010 (Unaudited)

Common Stocks – 96.4%
	Shares	Value ($)
Consumer Discretionary – 18.1%
Diversified Consumer Services – 0.5%
Apollo Group, Inc., Class A (a)	93,710	5,611,355
Diversified Consumer Services Total		5,611,355
Hotels, Restaurants & Leisure – 2.6%
Ctrip.com International Ltd., ADR (a)	152,200	5,818,606
Las Vegas Sands Corp. (a)	353,160	5,873,051
Starwood Hotels & Resorts Worldwide, Inc.	180,935	7,002,184
WMS Industries, Inc. (a)	137,820	5,227,513
Wynn Resorts Ltd.	88,780	5,643,744
Hotels, Restaurants & Leisure Total		29,565,098
Household Durables – 0.7%
Tempur-Pedic International, Inc. (a)	287,410	8,162,444
Household Durables Total		8,162,444
Internet & Catalog Retail – 2.4%
NetFlix, Inc. (a)	88,320	5,833,536
Priceline.com, Inc. (a)	98,280	22,285,973
Internet & Catalog Retail Total		28,119,509
Media – 2.7%
DreamWorks Animation SKG, Inc., Class A (a)	231,860	10,076,635
Lamar Advertising Co., Class A (a)	360,500	10,843,840
McGraw-Hill Companies, Inc.	279,650	9,564,030
Media Total		30,484,505
Multiline Retail – 1.6%
Big Lots, Inc. (a)	192,350	6,443,725
Nordstrom, Inc.	310,270	11,461,374
Multiline Retail Total		17,905,099
Specialty Retail – 5.8%
Abercrombie & Fitch Co., Class A	193,940	7,063,295
Advance Auto Parts, Inc.	315,570	12,875,256
GameStop Corp., Class A (a)	342,966	5,899,015
Guess ?, Inc.	189,120	7,714,205
Tiffany & Co.	205,090	9,103,945
TJX Companies, Inc.	318,540	13,260,820
Urban Outfitters, Inc. (a)	334,310	10,768,125
Specialty Retail Total		66,684,661
Textiles, Apparel & Luxury Goods – 1.8%
Coach, Inc.	162,810	5,932,796
Hanesbrands, Inc. (a)	330,290	8,564,420

	Shares	Value ($)
Lululemon Athletica, Inc. (a)	237,350	6,800,078
Textiles, Apparel & Luxury Goods Total		21,297,294
Consumer Discretionary Total		207,829,965
Consumer Staples – 5.0%
Food & Staples Retailing – 0.6%
Safeway, Inc.	260,210	6,484,433
Food & Staples Retailing Total		6,484,433
Food Products – 1.9%
Green Mountain Coffee Roasters, Inc. (a)	67,820	5,723,330
H.J. Heinz Co.	335,880	15,416,892
Food Products Total		21,140,222
Household Products – 0.5%
Clorox Co.	101,000	6,192,310
Household Products Total		6,192,310
Personal Products – 2.0%
Avon Products, Inc.	464,030	14,125,073
Herbalife Ltd.	220,600	8,835,030
Personal Products Total		22,960,103
Consumer Staples Total		56,777,068
Energy – 5.7%
Energy Equipment & Services – 2.5%
Core Laboratories N.V.	51,390	6,373,902
Diamond Offshore Drilling, Inc.	112,600	9,832,232
FMC Technologies, Inc. (a)	124,030	6,966,765
National-Oilwell Varco, Inc.	128,150	5,570,680
Energy Equipment & Services Total		28,743,579
Oil, Gas & Consumable Fuels – 3.2%
Alpha Natural Resources, Inc. (a)	118,920	5,471,509
Concho Resources, Inc. (a)	215,349	10,002,961
Continental Resources, Inc. (a)	153,542	6,061,838
Denbury Resources, Inc. (a)	393,840	5,545,268
Energy XXI Bermuda Ltd. (a)	233,680	4,262,323
PetroHawk Energy Corp. (a)	232,770	4,981,278
Oil, Gas & Consumable Fuels Total		36,325,177
Energy Total		65,068,756
Financials – 8.7%
Capital Markets – 4.7%
Affiliated Managers Group, Inc. (a)	121,450	8,638,738
Northern Trust Corp.	135,510	7,221,328

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Growth Fund

February 28, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
T. Rowe Price Group, Inc.	295,200	14,963,688
TD Ameritrade Holding Corp. (a)	320,930	5,613,066
Waddell & Reed Financial, Inc., Class A	535,050	17,592,444
Capital Markets Total		54,029,264
Consumer Finance – 0.7%
Discover Financial Services	638,350	8,713,478
Consumer Finance Total		8,713,478
Diversified Financial Services – 1.1%
IntercontinentalExchange, Inc. (a)	61,290	6,575,804
Moody's Corp.	211,000	5,616,820
Diversified Financial Services Total		12,192,624
Real Estate Investment Trusts (REITs) – 1.7%
Digital Realty Trust, Inc.	150,990	7,788,064
Nationwide Health Properties, Inc.	168,150	5,580,899
Plum Creek Timber Co., Inc.	168,230	6,010,858
Real Estate Investment Trusts (REITs) Total		19,379,821
Thrifts & Mortgage Finance – 0.5%
People's United Financial, Inc.	338,890	5,344,295
Thrifts & Mortgage Finance Total		5,344,295
Financials Total		99,659,482
Health Care – 14.1%
Biotechnology – 2.2%
Alexion Pharmaceuticals, Inc. (a)	188,780	9,348,386
Dendreon Corp. (a)	319,340	9,972,988
Onyx Pharmaceuticals, Inc. (a)	194,802	5,407,703
Biotechnology Total		24,729,077
Health Care Equipment & Supplies – 2.0%
Gen-Probe, Inc. (a)	169,300	7,632,044
Intuitive Surgical, Inc. (a)	29,120	10,108,717
St. Jude Medical, Inc. (a)	147,610	5,641,654
Health Care Equipment & Supplies Total		23,382,415
Health Care Providers & Services – 5.5%
Brookdale Senior Living, Inc. (a)	305,760	5,497,565
CIGNA Corp.	162,610	5,571,019
Express Scripts, Inc. (a)	129,450	12,428,494
Laboratory Corp. of America Holdings (a)	238,160	17,459,509
Mednax, Inc. (a)	136,060	7,279,210
Patterson Companies, Inc. (a)	276,740	8,213,643
VCA Antech, Inc. (a)	291,440	6,942,101
Health Care Providers & Services Total		63,391,541

	Shares	Value ($)
Health Care Technology – 0.5%
Cerner Corp. (a)	71,870	5,961,617
Health Care Technology Total		5,961,617
Life Sciences Tools & Services – 3.3%
ICON PLC, ADR (a)	481,357	11,335,957
Illumina, Inc. (a)	299,762	10,887,356
Life Technologies Corp. (a)	302,310	15,345,256
Life Sciences Tools & Services Total		37,568,569
Pharmaceuticals – 0.6%
Perrigo Co.	137,750	6,828,268
Pharmaceuticals Total		6,828,268
Health Care Total		161,861,487
Industrials – 13.6%
Aerospace & Defense – 2.6%
BE Aerospace, Inc. (a)	298,580	7,733,222
ITT Corp.	117,390	6,013,890
Precision Castparts Corp.	138,083	15,568,858
Aerospace & Defense Total		29,315,970
Air Freight & Logistics – 0.5%
Expeditors International of Washington, Inc.	167,300	6,101,431
Air Freight & Logistics Total		6,101,431
Airlines – 1.3%
AMR Corp. (a)	832,430	7,650,032
Delta Air Lines, Inc. (a)	547,330	7,071,503
Airlines Total		14,721,535
Commercial Services & Supplies – 0.8%
Stericycle, Inc. (a)	156,230	8,620,771
Commercial Services & Supplies Total		8,620,771
Construction & Engineering – 0.8%
Foster Wheeler AG (a)	371,530	9,143,353
Construction & Engineering Total		9,143,353
Electrical Equipment – 1.6%
AMETEK, Inc.	151,050	5,896,992
Roper Industries, Inc.	133,570	7,405,121
Trina Solar Ltd., ADR (a)	231,900	5,101,800
Electrical Equipment Total		18,403,913
Industrial Conglomerates – 0.7%
McDermott International, Inc. (a)	362,200	8,276,270
Industrial Conglomerates Total		8,276,270
Machinery – 2.5%
Bucyrus International, Inc.	181,160	11,333,370
Cummins, Inc.	177,730	10,091,509

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Growth Fund

February 28, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Pall Corp.	182,210	7,191,829
Machinery Total		28,616,708
Professional Services – 0.8%
Manpower, Inc.	177,720	9,156,135
Professional Services Total		9,156,135
Road & Rail – 1.4%
Landstar System, Inc.	225,730	9,004,370
Old Dominion Freight Line, Inc. (a)	239,910	7,374,833
Road & Rail Total		16,379,203
Trading Companies & Distributors – 0.6%
Fastenal Co.	151,510	6,722,499
Trading Companies & Distributors Total		6,722,499
Industrials Total		155,457,788
Information Technology – 21.9%
Communications Equipment – 1.1%
F5 Networks, Inc. (a)	109,890	6,131,862
Tandberg ASA	220,800	6,202,667
Communications Equipment Total		12,334,529
Computers & Peripherals – 2.4%
NetApp, Inc. (a)	223,210	6,698,532
SanDisk Corp. (a)	233,010	6,787,581
Teradata Corp. (a)	176,340	5,376,607
Western Digital Corp. (a)	234,549	9,060,628
Computers & Peripherals Total		27,923,348
Electronic Equipment, Instruments & Components – 1.5%
Agilent Technologies, Inc. (a)	326,090	10,258,791
Dolby Laboratories, Inc., Class A (a)	124,670	6,641,171
Electronic Equipment, Instruments & Components Total		16,899,962
Internet Software & Services – 1.5%
Akamai Technologies, Inc. (a)	226,990	5,969,837
Equinix, Inc. (a)	55,751	5,266,797
VistaPrint NV (a)	111,140	6,415,001
Internet Software & Services Total		17,651,635
IT Services – 4.4%
Alliance Data Systems Corp. (a)	296,650	16,446,276
Cognizant Technology Solutions Corp., Class A (a)	272,680	13,124,088
Global Payments, Inc.	226,590	9,700,318
Hewitt Associates, Inc., Class A (a)	133,460	5,070,145
MasterCard, Inc., Class A	25,480	5,716,948
IT Services Total		50,057,775

	Shares	Value ($)
Semiconductors & Semiconductor Equipment – 4.6%
Aixtron AG, ADR	58,543	1,714,725
Analog Devices, Inc.	301,629	8,819,632
Disco Corp.	94,989	5,228,164
Marvell Technology Group Ltd. (a)	358,750	6,931,050
Micron Technology, Inc. (a)	1,131,820	10,254,289
Netlogic Microsystems, Inc. (a)	40,599	2,200,060
Silicon Laboratories, Inc. (a)	209,180	9,505,139
Veeco Instruments, Inc. (a)	249,700	8,514,770
Semiconductors & Semiconductor Equipment Total		53,167,829
Software – 6.4%
Adobe Systems, Inc. (a)	160,580	5,564,097
ANSYS, Inc. (a)	222,920	9,777,271
Citrix Systems, Inc. (a)	145,410	6,254,084
McAfee, Inc. (a)	145,300	5,766,957
Micros Systems, Inc. (a)	175,120	5,260,605
Red Hat, Inc. (a)	262,560	7,364,808
Rovi Corp. (a)	184,244	6,172,174
Salesforce.com, Inc. (a)	112,330	7,632,824
Sybase, Inc. (a)	307,580	13,653,476
TIBCO Software, Inc. (a)	617,830	5,665,501
Software Total		73,111,797
Information Technology Total		251,146,875
Materials – 4.7%
Chemicals – 1.8%
CF Industries Holdings, Inc.	138,690	14,734,426
Potash Corp. of Saskatchewan, Inc.	50,070	5,530,732
Chemicals Total		20,265,158
Construction Materials – 0.7%
Martin Marietta Materials, Inc.	102,600	8,127,972
Construction Materials Total		8,127,972
Containers & Packaging – 0.7%
Crown Holdings, Inc. (a)	306,350	8,369,482
Containers & Packaging Total		8,369,482
Metals & Mining – 1.5%
Agnico-Eagle Mines Ltd.	116,750	6,721,297
Cliffs Natural Resources, Inc.	64,210	3,621,444
Walter Energy, Inc.	87,440	6,870,161
Metals & Mining Total		17,212,902
Materials Total		53,975,514

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Growth Fund

February 28, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Telecommunication Services – 2.9%
Wireless Telecommunication Services – 2.9%
American Tower Corp., Class A (a)	292,147	12,462,991
NII Holdings, Inc. (a)	205,330	7,683,448
SBA Communications Corp., Class A (a)	362,630	12,822,597
Wireless Telecommunication Services Total		32,969,036
Telecommunication Services Total		32,969,036
Utilities – 1.7%
Gas Utilities – 0.6%
Questar Corp.	167,110	7,016,949
Gas Utilities Total		7,016,949
Independent Power Producers & Energy Traders – 0.6%
AES Corp. (a)	593,570	6,938,833
Independent Power Producers & Energy Traders Total		6,938,833
Multi-Utilities – 0.5%
Xcel Energy, Inc.	261,520	5,442,231
Multi-Utilities Total		5,442,231
Utilities Total		19,398,013
Total Common Stocks (Cost of $889,638,170)		1,104,143,984
Short-Term Obligation – 4.4%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/26/10, due 03/01/10 at 0.040%, collateralized by a U.S. Treasury obligation maturing 12/31/11, market value $51,932,563 (repurchase proceeds $50,913,170)	50,913,000	50,913,000
Total Short-Term Obligation (Cost of $50,913,000)		50,913,000
Total Investments – 100.8% (Cost of $940,551,170) (b)		1,155,056,984
Other Assets & Liabilities, Net – (0.8)%		(9,636,107)
Net Assets – 100.0%		1,145,420,877

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $940,551,170.

The following table summarizes the inputs used, as of February 28, 2010 in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$207,829,965	$—	$—	$207,829,965
Consumer Staples	56,777,068	—	—	56,777,068
Energy	65,068,756	—	—	65,068,756
Financials	99,659,482	—	—	99,659,482
Health Care	161,861,487	—	—	161,861,487
Industrials	155,457,788	—	—	155,457,788
Information Technology	239,716,044	11,430,831	—	251,146,875
Materials	53,975,514	—	—	53,975,514
Telecommunication Services	32,969,036	—	—	32,969,036
Utilities	19,398,013	—	—	19,398,013
Total Common Stocks	1,092,713,153	11,430,831	—	1,104,143,984
Total Short-Term Obligation	—	50,913,000	—	50,913,000
Total Investments	$1,092,713,153	$62,343,831	$—	$1,155,056,984

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At February 28, 2010, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Technology	21.9
Consumer Discretionary	18.1
Health Care	14.1
Industrials	13.6
Financials	8.7
Energy	5.7
Consumer Staples	5.0
Materials	4.7
Telecommunication Services	2.9
Utilities	1.7
96.4
Short-Term Obligation	4.4
Other Assets & Liabilities, Net	(0.8)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Small Cap Growth Fund I

February 28, 2010 (Unaudited)

Common Stocks – 98.6%
	Shares	Value ($)
Consumer Discretionary – 16.5%
Diversified Consumer Services – 1.2%
Capella Education Co. (a)	60,931	5,061,538
Grand Canyon Education, Inc. (a)	187,300	4,073,775
Diversified Consumer Services Total		9,135,313
Hotels, Restaurants & Leisure – 1.5%
BJ's Restaurants, Inc. (a)	176,000	3,766,400
Buffalo Wild Wings, Inc. (a)	87,000	3,823,650
California Pizza Kitchen, Inc. (a)	267,200	4,152,288
Hotels, Restaurants & Leisure Total		11,742,338
Household Durables – 3.2%
Tempur-Pedic International, Inc. (a)	670,800	19,050,720
Tupperware Brands Corp.	106,400	4,972,072
Household Durables Total		24,022,792
Internet & Catalog Retail – 1.1%
Blue Nile, Inc. (a)	90,600	4,642,344
NetFlix, Inc. (a)	51,900	3,427,995
Internet & Catalog Retail Total		8,070,339
Media – 3.6%
DreamWorks Animation SKG, Inc., Class A (a)	211,900	9,209,174
Entercom Communications Corp., Class A (a)	563,900	5,734,863
Imax Corp. (a)	389,600	5,224,536
Knology, Inc. (a)	327,139	3,745,742
Sinclair Broadcast Group, Inc., Class A (a)	663,321	3,329,871
Media Total		27,244,186
Specialty Retail – 3.1%
hhgregg, Inc. (a)	61,794	1,289,641
J Crew Group, Inc. (a)	110,900	4,666,672
Jo-Ann Stores, Inc. (a)	215,700	8,164,245
Lumber Liquidators Holdings, Inc. (a)	230,800	5,119,144
Ulta Salon Cosmetics & Fragrance, Inc. (a)	260,878	4,781,894
Specialty Retail Total		24,021,596
Textiles, Apparel & Luxury Goods – 2.8%
Deckers Outdoor Corp. (a)	50,600	6,082,120
Fossil, Inc. (a)	104,900	3,802,625
Lululemon Athletica, Inc. (a)	259,900	7,446,135
Warnaco Group, Inc. (a)	93,000	3,881,820
Textiles, Apparel & Luxury Goods Total		21,212,700
Consumer Discretionary Total		125,449,264

	Shares	Value ($)
Consumer Staples – 1.1%
Personal Products – 1.1%
Bare Escentuals, Inc. (a)	266,800	4,850,424
Elizabeth Arden, Inc. (a)	201,436	3,629,877
Personal Products Total		8,480,301
Consumer Staples Total		8,480,301
Energy – 4.0%
Energy Equipment & Services – 1.0%
Core Laboratories N.V.	30,700	3,807,721
Tetra Technologies, Inc. (a)	382,200	3,852,576
Energy Equipment & Services Total		7,660,297
Oil, Gas & Consumable Fuels – 3.0%
Arena Resources, Inc. (a)	108,642	4,501,038
Carrizo Oil & Gas, Inc. (a)	257,871	6,170,853
Clean Energy Fuels Corp. (a)	247,100	4,457,684
Energy XXI Bermuda Ltd. (a)	228,300	4,164,192
World Fuel Services Corp.	134,600	3,556,132
Oil, Gas & Consumable Fuels Total		22,849,899
Energy Total		30,510,196
Financials – 5.6%
Capital Markets – 1.8%
FBR Capital Markets Corp. (a)	703,080	3,803,663
Waddell & Reed Financial, Inc., Class A	308,300	10,136,904
Capital Markets Total		13,940,567
Commercial Banks – 1.8%
East West Bancorp, Inc.	240,600	4,215,312
Pacific Continental Corp.	260,099	2,627,000
Signature Bank (a)	184,300	6,861,489
Commercial Banks Total		13,703,801
Consumer Finance – 0.6%
EZCORP, Inc., Class A (a)	216,900	4,279,437
Consumer Finance Total		4,279,437
Insurance – 0.4%
Amerisafe, Inc. (a)	192,400	3,311,204
Insurance Total		3,311,204
Real Estate Investment Trusts (REITs) – 1.0%
FelCor Lodging Trust, Inc. (a)	978,268	3,688,070
Pebblebrook Hotel Trust (a)	177,700	3,600,202
Real Estate Investment Trusts (REITs) Total		7,288,272
Financials Total		42,523,281

See Accompanying Notes to Financial Statements.

Columbia Small Cap Growth Fund I

February 28, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Health Care – 25.5%
Biotechnology – 6.9%
Acorda Therapeutics, Inc. (a)	134,500	4,059,210
Alexion Pharmaceuticals, Inc. (a)	99,469	4,925,705
Dendreon Corp. (a)	140,600	4,390,938
Halozyme Therapeutics, Inc. (a)	464,522	2,540,935
Human Genome Sciences, Inc. (a)	327,464	9,218,112
Ironwood Pharmaceuticals, Inc. (a)	150,000	1,950,000
Isis Pharmaceuticals, Inc. (a)	469,900	4,153,916
Medivation, Inc. (a)	84,100	3,028,441
Momenta Pharmaceuticals, Inc. (a)	253,300	3,708,312
Onyx Pharmaceuticals, Inc. (a)	252,383	7,006,152
OSI Pharmaceuticals, Inc. (a)	96,700	3,579,834
Seattle Genetics, Inc. (a)	365,680	3,729,936
Biotechnology Total		52,291,491
Health Care Equipment & Supplies – 6.0%
Conceptus, Inc. (a)	174,866	3,432,620
Cutera, Inc. (a)	221,100	2,078,340
DexCom, Inc. (a)	460,200	4,160,208
ICU Medical, Inc. (a)	108,300	3,722,271
Insulet Corp. (a)	312,669	4,596,234
Masimo Corp. (a)	298,000	8,251,620
NuVasive, Inc. (a)	240,500	9,607,975
Syneron Medical Ltd. (a)	262,200	2,504,010
Thoratec Corp. (a)	261,400	7,541,390
Health Care Equipment & Supplies Total		45,894,668
Health Care Providers & Services – 5.7%
Brookdale Senior Living, Inc. (a)	194,000	3,488,120
Catalyst Health Solutions, Inc. (a)	108,355	4,083,900
Genoptix, Inc. (a)	95,200	3,100,664
HMS Holdings Corp. (a)	117,900	5,428,116
IPC The Hospitalist Co., Inc. (a)	271,800	8,985,708
LHC Group, Inc. (a)	172,500	5,192,250
Mednax, Inc. (a)	101,500	5,430,250
PSS World Medical, Inc. (a)	243,741	5,140,498
Skilled Healthcare Group, Inc., Class A (a)	452,832	2,929,823
Health Care Providers & Services Total		43,779,329
Health Care Technology – 2.7%
Medidata Solutions, Inc. (a)	234,100	3,609,822
Omnicell, Inc. (a)	738,339	9,989,726
Quality Systems, Inc.	65,700	3,760,668
SXC Health Solutions Corp. (a)	69,356	3,447,687
Health Care Technology Total		20,807,903
Life Sciences Tools & Services – 1.9%
ICON PLC, ADR (a)	318,289	7,495,706
Illumina, Inc. (a)	194,700	7,071,504
Life Sciences Tools & Services Total		14,567,210

	Shares	Value ($)
Pharmaceuticals – 2.3%
Ardea Biosciences, Inc. (a)	195,201	2,779,662
Impax Laboratories, Inc. (a)	359,000	5,532,190
Perrigo Co.	65,300	3,236,921
Salix Pharmaceuticals Ltd. (a)	199,300	5,692,008
Pharmaceuticals Total		17,240,781
Health Care Total		194,581,382
Industrials – 15.1%
Aerospace & Defense – 1.5%
Global Defense Technology & Systems, Inc. (a)	240,932	3,247,763
LMI Aerospace, Inc. (a)	315,700	4,006,233
Teledyne Technologies, Inc. (a)	103,400	3,895,078
Aerospace & Defense Total		11,149,074
Air Freight & Logistics – 0.9%
Atlas Air Worldwide Holdings, Inc. (a)	62,306	2,808,755
Forward Air Corp.	162,000	3,962,520
Air Freight & Logistics Total		6,771,275
Airlines – 0.6%
UAL Corp. (a)	278,500	4,776,275
Airlines Total		4,776,275
Commercial Services & Supplies – 1.1%
ACCO Brands Corp. (a)	540,136	3,872,775
Tetra Tech, Inc. (a)	215,000	4,497,800
Commercial Services & Supplies Total		8,370,575
Construction & Engineering – 1.2%
Pike Electric Corp. (a)	511,900	4,310,198
Sterling Construction Co., Inc. (a)	247,362	4,855,716
Construction & Engineering Total		9,165,914
Electrical Equipment – 1.7%
Baldor Electric Co.	160,500	5,042,910
GrafTech International Ltd. (a)	370,100	4,622,549
Trina Solar Ltd., ADR (a)	151,900	3,341,800
Electrical Equipment Total		13,007,259
Machinery – 1.9%
Bucyrus International, Inc.	62,400	3,903,744
Columbus McKinnon Corp./NY (a)	244,700	3,521,233
Mueller Water Products, Inc., Class A	750,000	3,472,500
Robbins & Myers, Inc.	153,800	3,717,346
Machinery Total		14,614,823
Professional Services – 1.5%
Advisory Board Co. (a)	129,129	4,101,137
Korn/Ferry International (a)	272,900	4,661,132

See Accompanying Notes to Financial Statements.

Columbia Small Cap Growth Fund I

February 28, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
TrueBlue, Inc. (a)	231,600	3,073,332
Professional Services Total		11,835,601
Road & Rail – 3.6%
Dollar Thrifty Automotive Group, Inc. (a)	437,783	13,151,001
Genesee & Wyoming, Inc., Class A (a)	107,700	3,430,245
Knight Transportation, Inc.	358,700	7,084,325
Old Dominion Freight Line, Inc. (a)	124,200	3,817,908
Road & Rail Total		27,483,479
Trading Companies & Distributors – 1.1%
Houston Wire & Cable Co.	307,489	3,772,890
RSC Holdings, Inc. (a)	605,600	4,269,480
Trading Companies & Distributors Total		8,042,370
Industrials Total		115,216,645
Information Technology – 26.5%
Communications Equipment – 1.6%
Aruba Networks, Inc. (a)	610,200	7,157,646
Polycom, Inc. (a)	191,000	4,987,010
Communications Equipment Total		12,144,656
Computers & Peripherals – 0.5%
Super Micro Computer, Inc. (a)	276,000	4,142,760
Computers & Peripherals Total		4,142,760
Electronic Equipment, Instruments & Components – 1.0%
DTS, Inc. (a)	226,600	7,251,200
Electronic Equipment, Instruments & Components Total		7,251,200
Internet Software & Services – 3.8%
Constant Contact, Inc. (a)	258,226	4,821,080
DealerTrack Holdings, Inc. (a)	256,500	3,647,430
GSI Commerce, Inc. (a)	454,800	11,356,356
VistaPrint NV (a)	108,600	6,268,392
Vocus, Inc. (a)	204,509	2,910,163
Internet Software & Services Total		29,003,421
IT Services – 2.5%
ExlService Holdings, Inc. (a)	247,624	4,259,133
Gartner, Inc. (a)	285,400	6,789,666
TeleTech Holdings, Inc. (a)	266,000	4,652,340
Wright Express Corp. (a)	113,800	3,222,816
IT Services Total		18,923,955
Semiconductors & Semiconductor Equipment – 7.2%
Advanced Energy Industries, Inc. (a)	299,400	4,347,288

	Shares	Value ($)
Cavium Networks, Inc. (a)	210,300	5,026,170
Entegris, Inc. (a)	858,800	3,847,424
Monolithic Power Systems, Inc. (a)	181,700	3,690,327
Nanometrics, Inc. (a)	402,500	3,811,675
Netlogic Microsystems, Inc. (a)	23,696	1,284,086
Power Integrations, Inc.	120,100	4,318,796
Silicon Laboratories, Inc. (a)	109,200	4,962,048
Skyworks Solutions, Inc. (a)	456,209	6,966,311
Veeco Instruments, Inc. (a)	387,682	13,219,956
Verigy Ltd. (a)	99,407	990,094
Volterra Semiconductor Corp. (a)	107,120	2,338,430
Semiconductors & Semiconductor Equipment Total		54,802,605
Software – 9.9%
Advent Software, Inc. (a)	103,269	4,163,806
ArcSight, Inc. (a)	146,269	3,920,009
Blackboard, Inc. (a)	194,424	7,598,090
Concur Technologies, Inc. (a)	179,543	7,063,222
Informatica Corp. (a)	149,100	3,805,032
Netscout Systems, Inc. (a)	579,824	8,459,632
Nice Systems Ltd., ADR (a)	139,100	4,278,716
Solera Holdings, Inc.	157,598	5,383,548
SuccessFactors, Inc. (a)	322,923	5,848,135
Sybase, Inc. (a)	165,500	7,346,545
Taleo Corp., Class A (a)	251,700	5,925,018
TIBCO Software, Inc. (a)	403,900	3,703,763
TiVo, Inc. (a)	502,000	4,758,960
VanceInfo Technologies, Inc., ADR (a)	165,900	3,283,161
Software Total		75,537,637
Information Technology Total		201,806,234
Materials – 2.7%
Chemicals – 0.4%
Rockwood Holdings, Inc. (a)	117,900	2,828,421
Chemicals Total		2,828,421
Metals & Mining – 2.3%
Gammon Gold, Inc. (a)	399,000	3,890,250
Horsehead Holding Corp. (a)	427,139	4,344,003
Thompson Creek Metals Co., Inc. (a)	435,800	5,992,250
Walter Energy, Inc.	48,600	3,818,502
Metals & Mining Total		18,045,005
Materials Total		20,873,426

See Accompanying Notes to Financial Statements.

Columbia Small Cap Growth Fund I

February 28, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Telecommunication Services – 1.6%
Diversified Telecommunication Services – 0.8%
Neutral Tandem, Inc. (a)	351,893	5,672,515
Diversified Telecommunication Services Total		5,672,515
Wireless Telecommunication Services – 0.8%
SBA Communications Corp., Class A (a)	181,307	6,411,016
Wireless Telecommunication Services Total		6,411,016
Telecommunication Services Total		12,083,531
Total Common Stocks (Cost of $618,512,301)		751,524,260
Short-Term Obligation – 0.7%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/26/10, due 03/01/10 at 0.040%, collateralized by a U.S. Treasury obligation maturing 05/15/19, market value $5,126,794 (repurchase proceeds $5,023,017)	5,023,000	5,023,000
Total Short-Term Obligation (Cost of $5,023,000)		5,023,000
Total Investments – 99.3% (Cost of $623,535,301) (b)		756,547,260
Other Assets & Liabilities, Net – 0.7%		5,297,554
Net Assets – 100.0%		761,844,814

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $623,535,301.

The following table summarizes the inputs used, as of February 28, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$751,524,260	$—	$—	$751,524,260
Total Short-Term Obligation	—	5,023,000	—	5,023,000
Total Investments	$751,524,260	$5,023,000	$—	$756,547,260

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At February 28, 2010, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Technology	26.5
Health Care	25.5
Consumer Discretionary	16.5
Industrials	15.1
Financials	5.6
Energy	4.0
Materials	2.7
Telecommunication Services	1.6
Consumer Staples	1.1
98.6
Short-Term Obligation	0.7
Other Assets & Liabilities, Net	0.7
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Technology Fund

February 28, 2010 (Unaudited)

Common Stocks – 97.1%
	Shares	Value ($)
Consumer Discretionary – 8.4%
Hotels, Restaurants & Leisure – 0.6%
Ctrip.com International Ltd., ADR (a)	42,440	1,622,481
Hotels, Restaurants & Leisure Total		1,622,481
Internet & Catalog Retail – 6.3%
Amazon.com, Inc. (a)	40,930	4,846,112
NetFlix, Inc. (a)	31,960	2,110,958
Priceline.com, Inc. (a)	44,500	10,090,820
Internet & Catalog Retail Total		17,047,890
Media – 1.5%
DreamWorks Animation SKG, Inc., Class A (a)	95,280	4,140,869
Media Total		4,140,869
Consumer Discretionary Total		22,811,240
Health Care – 1.9%
Biotechnology – 0.5%
Genzyme Corp. (a)	26,080	1,491,776
Biotechnology Total		1,491,776
Health Care Equipment & Supplies – 0.5%
Conceptus, Inc. (a)	63,090	1,238,457
Health Care Equipment & Supplies Total		1,238,457
Health Care Technology – 0.9%
Cerner Corp. (a)	17,470	1,449,136
Omnicell, Inc. (a)	81,960	1,108,919
Health Care Technology Total		2,558,055
Health Care Total		5,288,288
Industrials – 1.3%
Aerospace & Defense – 0.4%
Global Defense Technology & Systems, Inc. (a)	71,123	958,738
Aerospace & Defense Total		958,738
Electrical Equipment – 0.4%
Trina Solar Ltd., ADR (a)	55,980	1,231,560
Electrical Equipment Total		1,231,560
Professional Services – 0.5%
Huron Consulting Group, Inc. (a)	57,960	1,372,493
Professional Services Total		1,372,493
Industrials Total		3,562,791

	Shares	Value ($)
Information Technology – 80.4%
Communications Equipment – 6.2%
F5 Networks, Inc. (a)	111,670	6,231,186
Harris Corp.	29,740	1,344,843
Juniper Networks, Inc. (a)	102,880	2,878,582
Polycom, Inc. (a)	61,110	1,595,582
QUALCOMM, Inc.	69,040	2,533,078
Tandberg ASA	80,100	2,250,152
Communications Equipment Total		16,833,423
Computers & Peripherals – 15.1%
Apple, Inc. (a)	76,794	15,713,588
EMC Corp. (a)	275,990	4,827,065
Hewlett-Packard Co.	55,180	2,802,592
International Business Machines Corp.	11,110	1,412,748
NetApp, Inc. (a)	75,950	2,279,260
SanDisk Corp. (a)	171,330	4,990,843
Seagate Technology (a)	160,160	3,188,786
Teradata Corp. (a)	108,550	3,309,689
Western Digital Corp. (a)	69,750	2,694,442
Computers & Peripherals Total		41,219,013
Electronic Equipment, Instruments & Components – 4.7%
Agilent Technologies, Inc. (a)	93,510	2,941,824
Amphenol Corp., Class A	32,030	1,334,049
AU Optronics Corp., ADR	119,110	1,235,171
Corning, Inc.	144,930	2,555,116
Flextronics International Ltd. (a)	286,060	1,990,978
LG Display Co., Ltd., ADR	81,670	1,228,317
Trimble Navigation Ltd. (a)	56,650	1,522,185
Electronic Equipment, Instruments & Components Total		12,807,640
Internet Software & Services – 6.3%
Akamai Technologies, Inc. (a)	111,410	2,930,083
Baidu, Inc., ADR (a)	6,930	3,594,452
Constant Contact, Inc. (a)	76,050	1,419,854
Equinix, Inc. (a)	27,025	2,553,052
Google, Inc., Class A (a)	10,000	5,268,000
VistaPrint NV (a)	27,450	1,584,414
Internet Software & Services Total		17,349,855
IT Services – 7.6%
Accenture Plc, Class A	69,480	2,777,115
Cognizant Technology Solutions Corp., Class A (a)	103,890	5,000,226
Infosys Technologies Ltd., ADR	52,170	2,968,473
MasterCard, Inc., Class A	35,440	7,951,673
SAIC, Inc. (a)	99,920	1,968,424
IT Services Total		20,665,911

See Accompanying Notes to Financial Statements.

Columbia Technology Fund

February 28, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Semiconductors & Semiconductor Equipment – 20.9%
Aixtron AG, ADR	129,580	3,795,398
Analog Devices, Inc.	136,821	4,000,646
ASML Holding N.V., N.Y. Registered Shares	134,700	4,152,801
Cree, Inc. (a)	50,950	3,455,938
Disco Corp.	91,588	5,040,974
Entegris, Inc. (a)	295,970	1,325,946
Entropic Communications, Inc. (a)	238,190	862,248
Intel Corp.	246,780	5,066,393
Linear Technology Corp.	70,880	1,925,810
Marvell Technology Group Ltd. (a)	215,750	4,168,290
Micron Technology, Inc. (a)	511,560	4,634,734
Novellus Systems, Inc. (a)	65,040	1,438,685
NVIDIA Corp. (a)	78,990	1,279,638
Silicon Laboratories, Inc. (a)	61,200	2,780,928
Skyworks Solutions, Inc. (a)	100,900	1,540,743
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	255,910	2,495,122
United Microelectronics Corp., ADR (a)	356,160	1,221,629
Veeco Instruments, Inc. (a)	121,560	4,145,196
Verigy Ltd. (a)	129,640	1,291,214
Xilinx, Inc.	91,960	2,375,327
Semiconductors & Semiconductor Equipment Total		56,997,660
Software – 19.6%
Adobe Systems, Inc. (a)	219,320	7,599,438
ANSYS, Inc. (a)	86,970	3,814,504
Check Point Software Technologies Ltd. (a)	95,390	3,109,714
Citrix Systems, Inc. (a)	64,450	2,771,995
Concur Technologies, Inc. (a)	70,170	2,760,488
McAfee, Inc. (a)	99,580	3,952,330
Microsoft Corp.	93,380	2,676,271
Nice Systems Ltd., ADR (a)	53,040	1,631,510
Nuance Communications, Inc. (a)	186,950	2,690,211
Red Hat, Inc. (a)	171,650	4,814,782
Rovi Corp. (a)	90,760	3,040,460
Salesforce.com, Inc. (a)	65,810	4,471,789
SuccessFactors, Inc. (a)	102,489	1,856,076
Sybase, Inc. (a)	97,550	4,330,245
TiVo, Inc. (a)	281,130	2,665,112
VMware, Inc., Class A (a)	29,970	1,483,815
Software Total		53,668,740
Information Technology Total		219,542,242

	Shares	Value ($)
Telecommunication Services – 5.1%
Diversified Telecommunication Services – 0.5%
Neutral Tandem, Inc. (a)	88,690	1,429,683
Diversified Telecommunication Services Total		1,429,683
Wireless Telecommunication Services – 4.6%
Crown Castle International Corp. (a)	179,660	6,791,148
NII Holdings, Inc. (a)	41,370	1,548,065
SBA Communications Corp., Class A (a)	115,290	4,076,655
Wireless Telecommunication Services Total		12,415,868
Telecommunication Services Total		13,845,551
Total Common Stocks (Cost of $215,379,228)		265,050,112
Short-Term Obligation – 2.8%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/26/10, due 03/01/10 at 0.040%, collateralized by a U.S. Treasury obligation maturing 05/15/19, market value $7,989,619 (repurchase proceeds $7,832,026)	7,832,000	7,832,000
Total Short-Term Obligation (Cost of $7,832,000)		7,832,000
Total Investments – 99.9% (Cost of $223,211,228) (b)		272,882,112
Other Assets & Liabilities, Net – 0.1%		172,055
Net Assets – 100.0%		273,054,167

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $223,211,228.

See Accompanying Notes to Financial Statements.

Columbia Technology Fund

February 28, 2010 (Unaudited)

The following table summarizes the inputs used, as of February 28, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$22,811,240	$—	$—	$22,811,240
Health Care	5,288,288	—	—	5,288,288
Industrials	3,562,791	—	—	3,562,791
Information Technology	212,251,116	7,291,126	—	219,542,242
Telecommunication Services	13,845,551	—	—	13,845,551
Total Common Stocks	257,758,986	7,291,126	—	265,050,112
Total Short-Term Obligation	—	7,832,000	—	7,832,000
Total Investments	$257,758,986	$15,123,126	$—	$272,882,112

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At February 28, 2010, the asset allocation of the Fund is as follows:

Asset Allocation	% of Net Assets
Information Technology	80.4
Consumer Discretionary	8.4
Telecommunication Services	5.1
Health Care	1.9
Industrials	1.3
97.1
Short-Term Obligation	2.8
Other Assets & Liabilities, Net	0.1
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Balanced Fund

February 28, 2010 (Unaudited)

Common Stocks – 64.3%
	Shares	Value ($)
Consumer Discretionary – 6.7%
Auto Components – 0.4%
Lear Corp. (a)	16,910	1,171,356
Auto Components Total		1,171,356
Hotels, Restaurants & Leisure – 0.3%
Las Vegas Sands Corp. (a)	43,478	723,039
Hotels, Restaurants & Leisure Total		723,039
Household Durables – 0.7%
Newell Rubbermaid, Inc.	146,428	2,013,385
Household Durables Total		2,013,385
Media – 1.4%
Comcast Corp., Class A	146,650	2,410,926
News Corp., Class A	98,600	1,318,282
Media Total		3,729,208
Multiline Retail – 2.0%
Dollar General Corp. (a)	74,595	1,782,075
Target Corp.	71,958	3,707,276
Multiline Retail Total		5,489,351
Specialty Retail – 1.4%
GameStop Corp., Class A (a)	86,875	1,494,250
Lowe's Companies., Inc.	90,887	2,154,931
Specialty Retail Total		3,649,181
Textiles, Apparel & Luxury Goods – 0.5%
NIKE, Inc., Class B	20,921	1,414,259
Textiles, Apparel & Luxury Goods Total		1,414,259
Consumer Discretionary Total		18,189,779
Consumer Staples – 5.2%
Beverages – 1.3%
PepsiCo, Inc.	58,986	3,684,855
Beverages Total		3,684,855
Food & Staples Retailing – 1.3%
CVS Caremark Corp.	105,646	3,565,553
Food & Staples Retailing Total		3,565,553
Personal Products – 0.9%
Avon Products, Inc.	45,238	1,377,045
Herbalife Ltd.	24,973	1,000,168
Personal Products Total		2,377,213
Tobacco – 1.7%
Philip Morris International, Inc.	92,972	4,553,769
Tobacco Total		4,553,769
Consumer Staples Total		14,181,390

	Shares	Value ($)
Energy – 7.9%
Energy Equipment & Services – 1.4%
Transocean Ltd. (a)	23,455	1,872,178
Weatherford International Ltd. (a)	108,434	1,809,763
Energy Equipment & Services Total		3,681,941
Oil, Gas & Consumable Fuels – 6.5%
Alpha Natural Resources, Inc. (a)	26,439	1,216,458
Apache Corp.	28,329	2,936,017
Chevron Corp.	59,766	4,321,082
ConocoPhillips	69,267	3,324,816
Devon Energy Corp.	27,829	1,916,305
Petroleo Brasileiro SA, ADR	72,839	2,797,018
Suncor Energy, Inc.	44,147	1,276,290
Oil, Gas & Consumable Fuels Total		17,787,986
Energy Total		21,469,927
Financials – 11.0%
Capital Markets – 4.1%
Bank of New York Mellon Corp.	73,119	2,085,354
Goldman Sachs Group, Inc.	26,785	4,187,835
Morgan Stanley	84,160	2,371,629
State Street Corp.	52,426	2,354,451
Capital Markets Total		10,999,269
Commercial Banks – 1.9%
Banco Santander Brasil SA, ADR	92,195	1,102,652
PNC Financial Services Group, Inc.	32,814	1,764,081
Wells Fargo & Co.	85,019	2,324,419
Commercial Banks Total		5,191,152
Diversified Financial Services – 1.7%
JPMorgan Chase & Co.	112,128	4,706,012
Diversified Financial Services Total		4,706,012
Insurance – 3.0%
Berkshire Hathaway, Inc., Class B (a)	22,745	1,822,557
MetLife, Inc.	67,455	2,454,688
Prudential Financial, Inc.	19,683	1,031,586
Unum Group	135,720	2,824,333
Insurance Total		8,133,164
Real Estate Management & Development – 0.3%
CB Richard Ellis Group, Inc., Class A (a)	65,233	861,076
Real Estate Management & Development Total		861,076
Financials Total		29,890,673

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

February 28, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Health Care – 9.3%
Biotechnology – 1.4%
Amgen, Inc. (a)	35,700	2,020,977
Cephalon, Inc. (a)	10,465	718,631
Myriad Genetics, Inc. (a)	39,000	897,000
Biotechnology Total		3,636,608
Health Care Equipment & Supplies – 2.1%
Baxter International, Inc.	61,479	3,499,999
St. Jude Medical, Inc. (a)	59,844	2,287,238
Health Care Equipment & Supplies Total		5,787,237
Health Care Providers & Services – 1.7%
Cardinal Health, Inc.	74,014	2,514,256
Medco Health Solutions, Inc. (a)	21,340	1,349,542
VCA Antech, Inc. (a)	32,520	774,626
Health Care Providers & Services Total		4,638,424
Life Sciences Tools & Services – 1.0%
Thermo Fisher Scientific, Inc. (a)	57,223	2,790,766
Life Sciences Tools & Services Total		2,790,766
Pharmaceuticals – 3.1%
Abbott Laboratories	80,630	4,376,596
Pfizer, Inc.	232,690	4,083,710
Pharmaceuticals Total		8,460,306
Health Care Total		25,313,341
Industrials – 6.2%
Aerospace & Defense – 1.8%
Honeywell International, Inc.	54,909	2,205,145
United Technologies Corp.	39,573	2,716,687
Aerospace & Defense Total		4,921,832
Construction & Engineering – 0.6%
Jacobs Engineering Group, Inc. (a)	39,377	1,527,828
Construction & Engineering Total		1,527,828
Industrial Conglomerates – 1.6%
General Electric Co.	58,482	939,221
Tyco International Ltd.	97,990	3,533,519
Industrial Conglomerates Total		4,472,740
Machinery – 1.4%
Illinois Tool Works, Inc.	59,568	2,711,535
Navistar International Corp. (a)	28,813	1,128,317
Machinery Total		3,839,852
Road & Rail – 0.8%
Union Pacific Corp.	31,348	2,111,915
Road & Rail Total		2,111,915
Industrials Total		16,874,167

	Shares	Value ($)
Information Technology – 14.3%
Communications Equipment – 0.8%
QUALCOMM, Inc.	61,936	2,272,432
Communications Equipment Total		2,272,432
Computers & Peripherals – 4.5%
Apple, Inc. (a)	24,531	5,019,533
EMC Corp. (a)	136,791	2,392,475
Hewlett-Packard Co.	92,939	4,720,372
Computers & Peripherals Total		12,132,380
Electronic Equipment, Instruments & Components – 0.9%
Corning, Inc.	144,585	2,549,033
Electronic Equipment, Instruments & Components Total		2,549,033
Internet Software & Services – 3.4%
eBay, Inc. (a)	153,400	3,531,268
Google, Inc., Class A (a)	6,422	3,383,109
IAC/InterActiveCorp (a)	101,115	2,263,965
Internet Software & Services Total		9,178,342
IT Services – 1.7%
MasterCard, Inc., Class A	20,155	4,522,177
IT Services Total		4,522,177
Semiconductors & Semiconductor Equipment – 1.1%
Atmel Corp. (a)	329,907	1,487,881
Marvell Technology Group Ltd. (a)	78,448	1,515,615
Semiconductors & Semiconductor Equipment Total		3,003,496
Software – 1.9%
Microsoft Corp.	181,663	5,206,462
Software Total		5,206,462
Information Technology Total		38,864,322
Materials – 2.0%
Metals & Mining – 2.0%
ArcelorMittal, NY Registered Shares	42,198	1,612,808
Vale SA, ADR	60,054	1,673,104
Walter Energy, Inc.	27,482	2,159,261
Metals & Mining Total		5,445,173
Materials Total		5,445,173
Telecommunication Services – 1.7%
Diversified Telecommunication Services – 0.3%
Verizon Communications, Inc.	29,268	846,723
Diversified Telecommunication Services Total		846,723

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

February 28, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Wireless Telecommunication Services – 1.4%
Millicom International Cellular SA	26,700	2,262,558
Vodafone Group PLC, ADR	60,684	1,321,091
Wireless Telecommunication Services Total		3,583,649
Telecommunication Services Total		4,430,372
Total Common Stocks (Cost of $148,933,805)		174,659,144
Corporate Fixed-Income Bonds & Notes – 11.0%
	Par ($)
Basic Materials – 0.7%
Chemicals – 0.2%
EI Du Pont de Nemours & Co. 5.000% 07/15/13	185,000	201,586
Huntsman International LLC 7.875% 11/15/14	300,000	291,000
Chemicals Total		492,586
Forest Products & Paper – 0.1%
Georgia-Pacific Corp. 8.000% 01/15/24	280,000	291,900
Forest Products & Paper Total		291,900
Iron/Steel – 0.3%
ArcelorMittal USA, Inc. 6.500% 04/15/14	225,000	244,897
Nucor Corp. 5.850% 06/01/18	265,000	290,541
Steel Dynamics, Inc. 7.750% 04/15/16 (04/07/10) (b)(c)	275,000	273,625
Iron/Steel Total		809,063
Metals & Mining – 0.1%
Vale Overseas Ltd. 6.250% 01/23/17	220,000	232,917
Metals & Mining Total		232,917
Basic Materials Total		1,826,466
Communications – 1.9%
Media – 0.5%
Comcast Corp. 7.050% 03/15/33	225,000	245,940
EchoStar DBS Corp. 6.625% 10/01/14	300,000	300,750
TL Acquisitions, Inc. 10.500% 01/15/15 (d)	320,000	291,600
News America, Inc. 6.550% 03/15/33	275,000	287,420

	Par ($)	Value ($)
Viacom, Inc. 6.125% 10/05/17	195,000	214,081
Media Total		1,339,791
Telecommunication Services – 1.4%
America Movil SAB de CV 5.625% 11/15/17	270,000	283,415
AT&T, Inc. 4.950% 01/15/13	400,000	431,882
British Telecommunications PLC 5.150% 01/15/13	275,000	291,340
Cellco Partnership/Verizon Wireless Capital LLC 5.550% 02/01/14	365,000	402,030
Cricket Communications, Inc. 9.375% 11/01/14	295,000	293,525
Intelsat Corp. 9.250% 06/15/16	285,000	294,975
Lucent Technologies, Inc. 6.450% 03/15/29	345,000	244,950
New Cingular Wireless Services, Inc. 8.750% 03/01/31	200,000	257,742
Nextel Communications, Inc. 7.375% 08/01/15	325,000	299,812
Qwest Communications International, Inc. 7.500% 02/15/14	295,000	297,950
Telefonica Emisiones SAU 0.580% 02/04/13 (05/04/10) (b)(c)	425,000	414,966
Vodafone Group PLC 5.750% 03/15/16	210,000	231,024
Telecommunication Services Total		3,743,611
Communications Total		5,083,402
Consumer Cyclical – 0.3%
Apparel – 0.1%
Levi Strauss & Co. 9.750% 01/15/15	260,000	271,050
Apparel Total		271,050
Leisure Time – 0.1%
Royal Caribbean Cruises Ltd. 7.500% 10/15/27	345,000	293,250
Leisure Time Total		293,250
Retail – 0.1%
CVS Pass-Through Trust 7.507% 01/10/32 (d)	349,662	380,097
Retail Total		380,097
Consumer Cyclical Total		944,397

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

February 28, 2010 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Consumer Non-Cyclical – 1.2%
Beverages – 0.3%
Anheuser-Busch InBev Worldwide, Inc. 3.000% 10/15/12	255,000	262,026
Bottling Group LLC 6.950% 03/15/14	225,000	262,339
Miller Brewing Co. 5.500% 08/15/13 (d)	190,000	205,305
Beverages Total		729,670
Food – 0.4%
Campbell Soup Co. 4.500% 02/15/19	90,000	92,063
ConAgra Foods, Inc. 5.875% 04/15/14	250,000	276,711
JBS USA LLC/JBS USA Finance, Inc. 11.625% 05/01/14 (d)	255,000	288,150
Kraft Foods, Inc. 5.375% 02/10/20	310,000	320,721
Kroger Co. 6.200% 06/15/12	200,000	218,641
Food Total		1,196,286
Healthcare Services – 0.2%
HCA, Inc. 9.250% 11/15/16	25,000	26,531
PIK, 9.625% 11/15/16	78,000	83,460
Roche Holdings, Inc. 6.000% 03/01/19 (d)	250,000	276,513
Healthcare Services Total		386,504
Pharmaceuticals – 0.3%
Express Scripts, Inc. 5.250% 06/15/12	155,000	166,069
Omnicare, Inc. 6.875% 12/15/15	305,000	292,800
Wyeth 5.500% 02/01/14	345,000	383,853
Pharmaceuticals Total		842,722
Consumer Non-Cyclical Total		3,155,182
Energy – 1.2%
Oil & Gas – 0.5%
Canadian Natural Resources Ltd. 5.700% 05/15/17	200,000	216,099
Chesapeake Energy Corp. 6.375% 06/15/15	295,000	285,413
Chevron Corp. 4.950% 03/03/19	200,000	211,607

	Par ($)	Value ($)
Nexen, Inc. 5.875% 03/10/35	225,000	214,664
PetroHawk Energy Corp. 7.875% 06/01/15	285,000	285,000
Talisman Energy, Inc. 6.250% 02/01/38	235,000	235,602
Oil & Gas Total		1,448,385
Oil & Gas Services – 0.2%
Halliburton Co. 5.900% 09/15/18	175,000	193,636
Weatherford International Ltd. 5.150% 03/15/13	225,000	239,370
Oil & Gas Services Total		433,006
Pipelines – 0.5%
El Paso Corp. 6.875% 06/15/14	280,000	282,349
Enterprise Products Operating LLC 4.600% 08/01/12	200,000	212,379
MarkWest Energy Partners LP 8.500% 07/15/16	280,000	281,400
Plains All American Pipeline LP 6.650% 01/15/37	225,000	237,837
TransCanada Pipelines Ltd. 6.350% 05/15/67 (05/15/17) (b)(c)	245,000	230,246
Williams Partners LP 6.300% 04/15/40 (d)	210,000	209,981
Pipelines Total		1,454,192
Energy Total		3,335,583
Financials – 3.9%
Banks – 2.3%
ANZ National International Ltd. 6.200% 07/19/13 (d)	200,000	220,263
Bank of New York Mellon Corp. 5.125% 08/27/13	300,000	329,061
Barclays Bank PLC 6.750% 05/22/19	275,000	303,723
Capital One Financial Corp. 5.500% 06/01/15	325,000	344,000
Citigroup Funding, Inc. 2.000% 03/30/12 (e)	750,000	764,442
Citigroup, Inc. 5.250% 02/27/12	150,000	157,306
6.125% 05/15/18	475,000	476,598
Commonwealth Bank of Australia 3.750% 10/15/14 (d)	450,000	455,837
Credit Suisse/New York NY 6.000% 02/15/18	375,000	393,948

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

February 28, 2010 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Deutsche Bank AG/London 4.875% 05/20/13	375,000	403,220
Goldman Sachs Group, Inc. 5.350% 01/15/16	225,000	236,708
JPMorgan Chase & Co. 6.000% 01/15/18	405,000	438,641
Keycorp 6.500% 05/14/13	290,000	309,220
Merrill Lynch & Co., Inc. 6.050% 08/15/12 (f)	250,000	268,625
Morgan Stanley 6.625% 04/01/18	250,000	265,996
U.S. Bank N.A. 6.300% 02/04/14	525,000	589,837
Wachovia Corp. 4.875% 02/15/14	400,000	416,824
Banks Total		6,374,249
Diversified Financial Services – 0.6%
Ameriprise Financial, Inc. 7.300% 06/28/19	180,000	206,999
General Electric Capital Corp. 2.250% 03/12/12 (e)	750,000	767,567
5.000% 01/08/16	550,000	572,273
Lehman Brothers Holdings, Inc. 5.750% 07/18/11 (g)(h)	275,000	63,250
Diversified Financial Services Total		1,610,089
Insurance – 0.8%
Chubb Corp. 5.750% 05/15/18	90,000	98,093
CNA Financial Corp. 5.850% 12/15/14	90,000	92,105
7.350% 11/15/19	125,000	130,798
Lincoln National Corp. 8.750% 07/01/19	250,000	301,431
MetLife, Inc. 6.817% 08/15/18	360,000	396,559
Principal Life Income Funding Trusts 5.300% 04/24/13	320,000	346,045
Prudential Financial, Inc. 6.100% 06/15/17	225,000	237,413
Transatlantic Holdings, Inc. 8.000% 11/30/39	310,000	312,760
UnitedHealth Group, Inc. 5.250% 03/15/11	225,000	233,507
Insurance Total		2,148,711
Real Estate Investment Trusts (REITs) – 0.2%
Duke Realty LP 7.375% 02/15/15	235,000	254,449
Simon Property Group LP 6.750% 02/01/40	255,000	256,281
Real Estate Investment Trusts (REITs) Total		510,730
Financials Total		10,643,779

	Par ($)	Value ($)
Industrials – 0.7%
Aerospace & Defense – 0.3%
BE Aerospace, Inc. 8.500% 07/01/18	285,000	298,537
United Technologies Corp. 5.375% 12/15/17	315,000	344,097
Aerospace & Defense Total		642,634
Miscellaneous Manufacturing – 0.2%
Ingersoll-Rand Global Holding Co., Ltd. 9.500% 04/15/14	235,000	287,392
Tyco International Ltd./Tyco International Finance SA 7.000% 12/15/19	265,000	308,198
Miscellaneous Manufacturing Total		595,590
Transportation – 0.2%
Burlington Northern Santa Fe Corp. 6.200% 08/15/36	185,000	194,681
Norfolk Southern Corp. 5.750% 04/01/18	175,000	189,190
United Parcel Service, Inc. 4.500% 01/15/13	145,000	156,122
Transportation Total		539,993
Industrials Total		1,778,217
Technology – 0.2%
Networking Products – 0.1%
Cisco Systems, Inc. 4.950% 02/15/19	325,000	338,343
Networking Products Total		338,343
Software – 0.1%
Oracle Corp. 6.500% 04/15/38	225,000	250,058
Software Total		250,058
Technology Total		588,401
Utilities – 0.9%
Electric – 0.7%
Commonwealth Edison Co. 5.950% 08/15/16	200,000	221,460
Consolidated Edison Co. of New York, Inc. 5.850% 04/01/18	225,000	246,281
Dominion Resources, Inc./VA 5.200% 08/15/19	210,000	214,826
Energy Future Holdings Corp. 10.000% 01/15/20 (d)	270,000	275,400
Indiana Michigan Power Co. 5.650% 12/01/15	275,000	298,167

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

February 28, 2010 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Pacific Gas & Electric Co. 5.800% 03/01/37	225,000	228,080
Progress Energy, Inc. 7.750% 03/01/31	250,000	295,812
Southern California Edison Co. 5.000% 01/15/14	200,000	218,367
Electric Total		1,998,393
Gas – 0.2%
Atmos Energy Corp. 6.350% 06/15/17	300,000	327,443
Sempra Energy 6.500% 06/01/16	180,000	201,543
Gas Total		528,986
Utilities Total		2,527,379
Total Corporate Fixed-Income Bonds & Notes (Cost of $28,340,699)		29,882,806
Mortgage-Backed Securities – 8.3%
Federal Home Loan Mortgage Corp.
4.500% 10/01/39	1,078,701	1,094,147
4.500% 01/01/40	1,643,209	1,666,739
5.000% 12/01/38	162,574	169,231
5.000% 10/01/39	973,381	1,013,141
5.000% 01/01/40	1,099,999	1,144,932
5.500% 12/01/18	629,175	677,866
5.500% 07/01/19	196,926	212,104
5.500% 07/01/21	155,135	165,977
5.500% 08/01/21	19,545	20,911
5.500% 12/01/36	605,841	641,441
5.500% 07/01/38	962,825	1,019,197
6.000% 03/01/17	41,211	44,491
6.000% 04/01/17	266,376	287,575
6.000% 05/01/17	132,318	142,847
6.000% 08/01/17	94,509	102,029
6.000% 08/01/38	981,591	1,051,518
6.500% 08/01/32	93,352	102,254
6.500% 03/01/38	487,260	526,768
6.500% 09/01/38	1,237,609	1,337,957
Federal National Mortgage Association
4.000% 01/01/25	1,624,278	1,661,040
5.000% 05/01/37	1,176,172	1,221,761
5.000% 03/01/38	850,876	883,857
5.000% 08/01/39	1,536,060	1,595,445
5.613% 07/01/32 (03/01/10) (b)(c)	235,365	250,353
6.000% 09/01/36	279,158	297,010
6.000% 07/01/37	121,161	128,683
6.000% 08/01/37	490,838	521,308

	Par ($)	Value ($)
6.000% 09/01/37	482,239	512,174
6.500% 03/01/37	253,341	271,165
6.500% 08/01/37	250,749	267,999
Government National Mortgage Association
4.500% 02/15/39	134,691	137,310
5.500% 09/15/39 (i)	2,674,999	2,838,002
6.000% 12/15/37	440,129	470,161
7.000% 10/15/31	54,292	60,652
7.000% 04/15/32	39,287	43,866
7.000% 05/15/32	71,548	79,886
Total Mortgage-Backed Securities (Cost of $22,151,778)		22,661,797
Government & Agency Obligations – 7.7%
Foreign Government Obligations – 0.6%
Province of Ontario 5.450% 04/27/16	450,000	503,062
Province of Quebec 4.625% 05/14/18	475,000	497,105
Svensk Exportkredit AB 5.125% 03/01/17	375,000	409,744
United Mexican States 7.500% 04/08/33	250,000	290,000
Foreign Government Obligations Total		1,699,911
U.S. Government Agencies – 0.6%
Federal Home Loan Bank 5.500% 08/13/14	800,000	906,425
Federal Home Loan Mortgage Corp. 3.125% 10/25/10 (j)	65,000	66,184
3.750% 03/27/19	600,000	599,735
U.S. Government Agencies Total		1,572,344
U.S. Government Obligations – 6.5%
U.S. Treasury Bonds 5.375% 02/15/31	5,357,000	6,059,271
U.S. Treasury Inflation Indexed Notes 3.000% 07/15/12	1,537,446	1,663,806
U.S. Treasury Notes 1.375% 09/15/12	3,300,000	3,322,687
2.375% 10/31/14	6,600,000	6,671,155
U.S. Government Obligations Total		17,716,919
Total Government & Agency Obligations (Cost of $20,670,820)		20,989,174

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

February 28, 2010 (Unaudited)

Commercial Mortgage-Backed Securities – 3.8%
	Par ($)	Value ($)
Bear Stearns Commercial Mortgage Securities 5.742% 09/11/42 (03/01/10) (b)(c)	750,000	771,997
Credit Suisse Mortgage Capital Certificates 5.658% 03/15/39 (03/01/10) (b)(c)	650,000	667,994
CS First Boston Mortgage Securities Corp. 5.065% 08/15/38 (03/01/10) (b)(c)	430,000	446,427
GE Capital Commercial Mortgage Corp. 4.819% 01/10/38	550,000	573,135
Greenwich Capital Commercial Funding Corp. 5.117% 04/10/37	770,000	782,726
5.190% 04/10/37 (03/01/10) (b)(c)	375,000	391,506
JPMorgan Chase Commercial Mortgage Securities Corp. 4.134% 10/15/37	315,835	324,130
4.824% 10/15/42 (03/01/10) (b)(c)	400,000	414,435
5.201% 08/12/37 (03/01/10) (b)(c)	752,001	782,616
5.440% 06/12/47	820,000	770,233
5.447% 06/12/47	791,000	796,512
5.857% 10/12/35	1,500,000	1,569,200
LB-UBS Commercial Mortgage Trust 5.403% 02/15/40	820,000	821,767
Morgan Stanley Capital I 5.325% 12/15/43	820,000	854,211
Nationslink Funding Corp. 7.104% 01/22/26	339,984	371,934
Total Commercial Mortgage-Backed Securities (Cost of $9,960,053)		10,338,823
Collateralized Mortgage Obligations – 1.7%
Agency – 1.4%
Federal Home Loan Mortgage Corp. 4.000% 10/15/18	1,900,000	1,970,526
5.000% 08/15/32	370,000	391,666
5.000% 05/15/33	700,000	738,893
Federal National Mortgage Association 5.500% 01/25/33	705,660	737,583
Agency Total		3,838,668
Non-Agency – 0.3%
SACO I, Inc. (k) 09/25/24 (03/01/10) (b)(c)(h)	6,277	2,071

	Par ($)	Value ($)
Structured Asset Securities Corp. 5.500% 05/25/33	398,661	406,643
5.500% 07/25/33	418,118	417,958
Non-Agency Total		826,672
Total Collateralized Mortgage Obligations (Cost of $4,499,568)		4,665,340
Asset-Backed Securities – 0.7%
Capital Auto Receivables Asset Trust 5.300% 05/15/14	500,000	529,390
Cityscape Home Equity Loan Trust 7.410% 05/25/28	96,366	93,889
First Alliance Mortgage Loan Trust 7.340% 06/20/27	48,550	34,350
Franklin Auto Trust 5.360% 05/20/16	761,000	789,611
IMC Home Equity Loan Trust 7.520% 08/20/28	551,404	539,584
Total Asset-Backed Securities (Cost of $2,000,547)		1,986,824
Short-Term Obligation – 2.7%
Repurchase agreement with Fixed Income Clearing Corp., dated 02/26/10, due 03/01/10 at 0.050%, collateralized by a U.S. Government Agency obligation maturing 08/24/12, market value $7,329,377 (repurchase proceeds $7,185,030)	7,185,000	7,185,000
Total Short-Term Obligation (Cost of $7,185,000)		7,185,000
Total Investments – 100.2% (Cost of $243,742,270) (l)		272,368,908
Other Assets & Liabilities, Net – (0.2)%		(526,543)
Net Assets – 100.0%		271,842,365

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Parenthetical date represents the next reset date for the security.

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at February 28, 2010.

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2010, these securities, which are not illiquid, amounted to $2,603,146, which represents 1.0% of net assets.

(e)  Security is guaranteed by the Federal Deposit Insurance Company.

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

February 28, 2010 (Unaudited)

(f)  Investments in affiliates during the six months ended February 28, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Merrill Lynch & Co., Inc. 6.050% 08/15/12	$260,505	$—	$—	$10,012	$268,625

(g)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At February 28, 2010, the value of these securities amounted to $63,250, which represents less than 0.1% of net assets.

(h)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2010, the value of these securities amounted to $65,321, which represents less than 0.1% of net assets.

(i)  Security purchased on a delayed delivery basis.

(j)  All of this security with a market value of $66,184 is pledged as collateral for open futures contracts.

(k)  Zero coupon bond.

(l)  Cost for federal income tax purposes is $243,839,454.

The following table summarizes the inputs used, as of February 28, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$174,659,144	$—	$—	$174,659,144
Total Corporate Fixed-Income Bonds & Notes	—	29,882,806	—	29,882,806
Total Mortgage-Backed Securities	—	22,661,797	—	22,661,797

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Government & Agency Obligations
Foreign Government Obligations	$—	$1,699,911	$—	$1,699,911
U.S. Government Agencies	—	1,572,344	—	1,572,344
U.S. Government Obligations	17,716,919	—	—	17,716,919
Total Government & Agency Obligations	17,716,919	3,272,255	—	20,989,174
Total Commercial Mortgage-Backed Securities	—	10,338,823	—	10,338,823
Collateralized Mortgage Obligations
Agency	—	3,838,668	—	3,838,668
Non-Agency	—	824,601	2,071	826,672
Total Collateralized Mortgage Obligations	—	4,663,269	2,071	4,665,340
Total Asset-Backed Securities	—	1,986,824	—	1,986,824
Total Short-Term Obligation	—	7,185,000	—	7,185,000
Total Investments	192,376,063	79,990,774	2,071	272,368,908
Unrealized Depreciation on Futures Contracts	(36,853)	—	—	(36,853)
Total	$192,339,210	$79,990,774	$2,071	$272,332,055

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

The following table reconciles asset balances for the six months ending February 28, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investment in Securities	Balance as of August 31, 2009	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into/ out of Level 3	Balance as of February 28, 2010
Collateralized Mortgage Obligations Non-Agency	$2,100	$9	$4	$45	$(87)	$—	$2,071

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized appreciation attributable to securities owned at February 28, 2010 which were valued using significant unobservable inputs (Level 3) amounted to $45. This amount is included in net changes in unrealized appreciation (depreciation) on the Statements of Changes in Net Assets.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At February 28, 2010, the asset allocation of the Fund is as follows:

Asset Allocation	% of Net Assets
Common Stocks	64.3
Corporate Fixed-Income Bonds & Notes	11.0
Mortgage-Backed Securities	8.3
Government & Agency Obligations	7.7
Commercial Mortgage-Backed Securities	3.8
Collateralized Mortgage Obligations	1.7
Asset-Backed Securities	0.7
97.5
Short-Term Obligation	2.7
Other Assets & Liabilities, Net	(0.2)
100.0

At February 28, 2010, the Fund held the following open short futures contracts:

Risk Exposure/ Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
Interest Rate Risk 10-Year U.S. Treasury Notes	22	$2,584,656	$2,547,803	June-2010	$(36,853)

Acronym	Name
ADR	American Depositary Receipt

PIK	Payment-In-Kind

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Oregon Intermediate Municipal Bond Fund

February 28, 2010 (Unaudited)

Municipal Bonds – 94.3%
	Par ($)	Value ($)
Education – 4.7%
Education – 4.7%
OR Economic Development Revenue
Broadway Housing LLC, Series 2008 A, 6.250% 04/01/23	3,250,000	3,732,722
OR Facilities Authority
Linfield College, Series 2005 A, 5.000% 10/01/20	1,825,000	1,868,727
OR Forest Grove
Pacific University, Series 2009, 6.000% 05/01/30	1,500,000	1,534,830
OR Health Sciences University
Series 1996 A, Insured: NPFGC: (a) 07/01/12	1,315,000	1,225,948
(a) 07/01/14	2,550,000	2,186,421
(a) 07/01/15	4,325,000	3,504,331
(a) 07/01/21	12,515,000	6,716,926
OR Health, Housing, Educational & Cultural Facilities Authority
Linfield College, Series 1998 A, 5.500% 10/01/18	1,000,000	1,004,550
Reed College, Series 1995 A, Insured: NPFGC 5.100% 07/01/10	240,000	243,101
Education Total		22,017,556
Education Total		22,017,556
Health Care – 10.5%
Continuing Care Retirement – 0.6%
OR Albany Hospital Facility Authority
Mennonite Home Albany, Series 2004 PJ-A: 4.750% 10/01/11	660,000	647,948
5.000% 10/01/12	680,000	663,551
OR Multnomah County Hospital Facilities Authority
Terwilliger Plaza, Inc., Series 2006 A, 5.250% 12/01/26	1,400,000	1,278,844
Continuing Care Retirement Total		2,590,343

	Par ($)	Value ($)
Hospitals – 9.9%
OR Benton County Hospital Facilities Authority
Samaritan Health Services, Series 1998: 4.800% 10/01/11	245,000	246,713
5.200% 10/01/17	2,255,000	2,268,372
OR Clackamas County Hospital Facility Authority
Legacy Health System, Series 2001: 5.250% 05/01/21	4,890,000	5,015,869
5.750% 05/01/12	2,000,000	2,122,700
5.750% 05/01/16	1,500,000	1,563,690
OR Deschutes County Hospital Facilities Authority
Cascade Healthcare Community, Series 2008, 7.375% 01/01/23	2,000,000	2,340,760
OR Facilities Authority
Peacehealth, Series 2009 A: 5.000% 11/01/17	4,450,000	4,997,884
5.000% 11/01/19	3,695,000	4,038,635
OR Medford Hospital Facilities Authority
Asante Health System, Series 1998 A, Insured: NPFGC: 5.250% 08/15/10	485,000	486,416
5.250% 08/15/11	260,000	260,705
OR Multnomah County Hospital Facilities Authority
Adventist Health System, Series 2009 A, 5.000% 09/01/21	3,685,000	3,872,898
Providence Health System, Series 2004, 5.250% 10/01/16	2,970,000	3,262,931
OR Salem Hospital Facility Authority
Series 2006 A, 5.000% 08/15/27	3,500,000	3,519,145
Series 2008 A: 5.250% 08/15/18	2,500,000	2,731,975
5.750% 08/15/15	785,000	890,174
OR State Facilities Authority
Series 2010 A: 5.000% 03/15/15	1,000,000	1,096,940
5.000% 03/15/16	1,500,000	1,631,295
5.000% 10/01/22 (b)	3,450,000	3,576,305
5.000% 10/01/23 (b)	2,000,000	2,059,640

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund

February 28, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
OR Umatilla County Hospital Facility Authority
Catholic Health Initiatives, Series 2000 A, 5.750% 12/01/20	285,000	288,981
Hospitals Total		46,272,028
Health Care Total		48,862,371
Housing – 4.7%
Assisted Living/Senior – 0.4%
OR Clackamas County Hospital Facility Authority
Robison Jewish Home, Series 2005: 5.000% 10/01/19	1,000,000	873,470
5.125% 10/01/24	1,000,000	831,130
Assisted Living/Senior Total		1,704,600
Multi-Family – 2.2%
OR Clackamas County Housing Authority
Multi-Family Housing, Easton Ridge, Series 1996 A: 5.800% 12/01/16	1,715,000	1,715,274
5.900% 12/01/26	1,750,000	1,686,737
OR Forest Grove Student Housing
Oak Tree Foundation, Series 2007, 5.500% 03/01/37	3,000,000	2,669,160
OR Portland Housing
Series 2005 A, 5.000% 04/01/25	1,565,000	1,652,562
PR Commonwealth of Puerto Rico Housing Finance Authority
Series 2008, 5.000% 12/01/13	2,455,000	2,684,813
Multi-Family Total		10,408,546
Single-Family – 2.1%
OR Housing & Community Services
Department Mortgage Single Family Program: Series 1991 D, 6.700% 07/01/13	80,000	80,267
Series 1998 A, 4.850% 07/01/10	95,000	95,794
Series 1999 E, 5.375% 07/01/21	1,390,000	1,404,998
Series 2000 E, Insured: FHA: 5.700% 07/01/12	245,000	251,297
5.800% 07/01/14	220,000	225,856
6.000% 07/01/20	610,000	610,805

	Par ($)	Value ($)
Series 2001 J, 5.150% 07/01/24	1,095,000	1,101,329
Series 2001 Q: 4.700% 07/01/15	425,000	433,636
4.900% 07/01/17	420,000	426,489
Series 2008 G, 5.200% 07/01/28	5,240,000	5,404,746
Single-Family Total		10,035,217
Housing Total		22,148,363
Other – 18.8%
Other – 0.6%
OR Health, Housing, Educational & Cultural Facilities Authority
Goodwill Industries Lane County, Series 1998 A, 6.650% 11/15/22 (c)	3,095,000	2,860,059
Other Total		2,860,059
Refunded/Escrowed (d) – 18.2%
OR Benton & Linn Counties
School District No. 509J, Corvallis, Series 2003, Pre-refunded 06/01/13, Insured: AGMC 5.000% 06/01/17	2,665,000	3,011,956
OR Board of Higher Education
Lottery Education, Series 1999 A, Pre-refunded 04/01/11, Insured: AGMC 5.000% 04/01/14	2,705,000	2,843,848
Series 2001 A, Pre-refunded 08/01/11, 5.250% 08/01/14	1,225,000	1,308,435
OR Clackamas Community College District
Series 2001, Pre-refunded 06/15/11, Insured: FGIC 5.250% 06/15/15	1,390,000	1,477,806
OR Clackamas County
School District No. 086, Series 2000, Pre-refunded 06/15/10, 6.000% 06/15/16	2,350,000	2,391,595
School District No. 108, Series 2001, Pre-refunded 06/15/11, Insured: AGMC 5.375% 06/15/15	1,055,000	1,123,353

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund

February 28, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
School District No. 7J, Lake Oswego, Series 2001, Pre-refunded 06/01/11: 5.375% 06/01/16	1,295,000	1,374,435
5.375% 06/01/17	2,535,000	2,690,497
OR Coos County
School District No. 13, North Bend, Series 2002, Pre-refunded 06/15/12, Insured: AGMC 5.500% 06/15/15	1,765,000	1,958,250
OR Department of Transportation
Highway User Tax, Series 2002 A, Pre-refunded 11/15/12, 5.500% 11/15/16	2,500,000	2,816,150
OR Deschutes County Hospital Facilities Authority
Cascade Health Services, Inc., Series 2002, Pre-refunded 01/01/12: 5.500% 01/01/22	2,000,000	2,177,800
5.600% 01/01/27	5,550,000	6,053,552
5.600% 01/01/32	2,000,000	2,181,460
OR Deschutes County
School District No. 1, Series 2001 A, Pre-refunded 06/15/11, Insured: AGMC 5.500% 06/15/18	1,000,000	1,066,010
OR Jackson County
School District No. 4, Phoenix-Talent, Series 2001, Pre-refunded 06/15/11, Insured: AGMC 5.500% 06/15/16	1,000,000	1,066,410
School District No. 9, Eagle Point, Series 2000, Pre-refunded 06/15/11, 5.625% 06/15/15	1,920,000	2,050,637
OR Linn County Community
School District No. 9, Lebanon, Series 2001, Pre-refunded 06/15/13, Insured: FGIC 5.550% 06/15/21	2,000,000	2,299,460
School District No. 9, Series 2001, Pre-refunded 06/15/13, Insured: FGIC 5.250% 06/15/15	405,000	461,558

	Par ($)	Value ($)
OR Multnomah County
School District No. 40, Series 2001, Pre-refunded 12/01/10, Insured: AGMC 5.000% 12/01/14	1,790,000	1,855,621
School District No. 7, Reynolds, Series 2000, Pre-refunded 06/15/11, 5.625% 06/15/17	1,000,000	1,067,630
OR Multnomah-Clackamas Counties
Centennial School District No. 28-302, Series 2001, Pre-refunded 06/15/11, Insured: FGIC: 5.375% 06/15/16	2,055,000	2,188,143
5.375% 06/15/17	2,280,000	2,427,721
5.375% 06/15/18	2,490,000	2,651,327
OR North Clackamas Parks & Recreation District Facilities
Series 1993, Escrowed to Maturity, 5.700% 04/01/13	1,625,000	1,749,264
OR Portland Community College District
Series 2001 A, Pre-refunded 06/01/11: 5.375% 06/01/14	1,925,000	2,046,371
5.375% 06/01/16	2,705,000	2,875,550
5.375% 06/01/17	2,540,000	2,700,147
OR Portland Urban Renewal & Redevelopment
South Park Blocks, Series 2000 A, Pre-refunded 06/15/10, Insured: AMBAC: 5.750% 06/15/17	2,065,000	2,120,239
5.750% 06/15/19	2,580,000	2,649,015
OR Salem Water & Sewer
Series 2000, Pre-refunded 06/01/10, Insured: AGMC 5.300% 06/01/15	1,500,000	1,520,370
OR Umatilla County Hospital Facility Authority
Catholic Health Initiatives, Series 2000 A, Escrowed to Maturity: 5.750% 12/01/20	245,000	250,706
6.000% 12/01/30	4,825,000	4,940,511

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund

February 28, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
OR Washington & Clackamas Counties
School District No. 23J, Tigard, Series 2002, Pre-refunded 06/15/12, Insured: NPFGC 5.375% 06/15/17	1,500,000	1,659,960
OR Washington County
School District No. 48J, Beaverton, Series 2001, Pre-refunded 01/01/11: 5.125% 01/01/14	2,000,000	2,081,580
5.125% 01/01/17	1,820,000	1,894,238
5.125% 01/01/18	2,260,000	2,352,185
Series 2001, Pre-refunded 06/01/11, 5.500% 06/01/16	2,785,000	2,964,967
OR Yamhill County
School District No. 029J, Series 2002, Pre-refunded 06/15/12, Insured: NPFGC 5.250% 06/15/16	2,535,000	2,798,108
VI Virgin Islands Public Finance Authority
Series 1989 A, Escrowed to Maturity, 7.300% 10/01/18	1,185,000	1,475,266
Refunded/Escrowed Total		84,622,131
Other Total		87,482,190
Other Revenue – 3.3%
Recreation – 3.3%
OR Board of Higher Education
Lottery Education: Series 2003 A, Insured: AGMC 5.000% 04/01/14	1,830,000	2,064,423
Series 2008, 5.000% 04/01/24	3,130,000	3,466,600
Series 2009 A: 5.000% 04/01/21	5,000,000	5,719,350
5.000% 04/01/27	4,000,000	4,379,000
Recreation Total		15,629,373
Other Revenue Total		15,629,373

	Par ($)	Value ($)
Tax-Backed – 44.2%
Local General Obligations – 32.1%
OR Benton & Linn Counties
School District No. 509J & 509A, Series 2007, Insured: AGMC 5.000% 06/15/20	5,000,000	5,660,900
OR Canyonville South Umpqua Rural Fire District
Series 2001, 5.400% 07/01/31	610,000	504,403
OR Clackamas & Washington Counties
School District No. 3, Series 2009, 5.000% 06/15/24	4,150,000	4,644,265
School District No. 3A, Series 2003, Insured: NPFGC (a) 06/15/17	4,000,000	3,143,040
OR Clackamas Community College District
Series 2001, Insured: FGIC 5.250% 06/15/15	110,000	116,327
OR Clackamas County
School District No. 108, Estacada, Series 2005, Insured: AGMC 5.500% 06/15/25	2,485,000	3,053,195
School District No. 115, Series 2006 A, Insured: NPFGC: (a) 06/15/25	2,250,000	1,104,525
(a) 06/15/26	2,610,000	1,200,861
School District No. 12, North Clackamas, Series 2007 B, Insured: AGMC (a) 06/15/22	4,000,000	4,093,040
School District No. 46, Series 2009: 5.000% 06/15/25	4,350,000	4,786,044
5.000% 06/15/26	3,000,000	3,274,800
Series 2007, Insured: NPFGC 4.125% 06/01/27	2,000,000	2,010,500
OR Columbia County
School District No. 502, Deferred Interest, Series 1999, Insured: FGIC: (a) 06/01/13	1,685,000	1,602,553
(a) 06/01/14	1,025,000	944,876

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund

February 28, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
OR Columbia Multnomah & Washington Counties
School District No. 1J, Series 2009: 5.000% 06/15/23	1,000,000	1,114,900
5.000% 06/15/24	1,165,000	1,289,119
5.000% 06/15/25	1,275,000	1,400,702
OR Deschutes & Jefferson County
School District No. 02J, Series 2004 B, Insured: NPFGC (a) 06/15/22	2,335,000	1,373,681
OR Deschutes County
Administrative School District No. 1, Series 2007, Insured: FGIC 4.500% 06/15/20	5,000,000	5,468,500
OR Jackson County
School District No. 009, Series 2005, Insured: NPFGC: 5.500% 06/15/20	1,000,000	1,190,970
5.500% 06/15/21	1,410,000	1,693,213
School District No. 549C, Series 2008: 4.625% 06/15/27	1,500,000	1,552,725
4.625% 06/15/28	1,660,000	1,705,418
4.625% 06/15/30	2,000,000	2,029,500
OR Jefferson County
School District No. 509J, Madras School District, Series 2002, Insured: NPFGC 5.250% 06/15/18	1,075,000	1,164,096
OR Josephine County
Unit School District, Three Rivers, Series 2005, Insured: FGIC: 5.000% 12/15/15	1,000,000	1,169,540
5.000% 12/15/16	1,000,000	1,166,830
OR Lane Community College
Series 2009: 4.250% 06/15/17	2,195,000	2,437,043
4.250% 06/15/18	2,000,000	2,200,680
OR Lane County
School District No. 19, Springfield: Series 1997, Insured: FGIC: 6.000% 10/15/12	1,740,000	1,942,936
6.000% 10/15/14	1,310,000	1,536,551
Series 2006, Insured: AGMC (a) 06/15/25	5,160,000	2,484,695

	Par ($)	Value ($)
School District No. 4J, Eugene, Series 2002: 5.000% 07/01/12	1,000,000	1,099,180
5.250% 07/01/13	1,000,000	1,139,550
Series 2009 A: 5.000% 11/01/24	1,000,000	1,093,590
5.000% 11/01/25	1,140,000	1,235,749
OR Linn Benton Community College
Series 2001, Insured: FGIC (a) 06/15/13	1,000,000	945,620
Series 2002, Insured: FGIC (a) 06/15/14	1,000,000	915,670
OR Linn County
Community School District No. 9, Lebanon, Series 2001, Insured: FGIC 5.250% 06/15/15	305,000	340,697
OR Madras Aquatic Center District
Series 2005, 5.000% 06/01/22	1,695,000	1,789,140
OR Multnomah-Clackamas Counties
Centennial School District No. 28JT, Series 2006, Insured: AMBAC (a) 06/01/16	2,260,000	1,754,009
OR Portland Community College District
Series 2005, Insured: AGMC 5.000% 06/15/16	4,750,000	5,435,377
OR Portland Limited Tax
Series 2001 B: (a) 06/01/13	1,500,000	1,430,310
(a) 06/01/16	3,500,000	2,962,225
(a) 06/01/18	4,000,000	3,044,120
(a) 06/01/19	4,000,000	2,889,640
(a) 06/01/20	4,000,000	2,745,320
OR Portland
Series 2005, 5.000% 06/01/16	3,075,000	3,522,044
OR Salem-Keizer
School District No 24J, Series 2009 A: 4.000% 06/15/15	3,850,000	4,258,985
5.000% 06/15/16	2,500,000	2,893,700
OR Salem
Series 2009: 5.000% 06/01/19	2,025,000	2,334,602
5.000% 06/01/20	880,000	1,003,728
5.000% 06/01/26	3,315,000	3,606,786

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund

February 28, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
OR Tri-County Metropolitan Transportation District
Series 2003 A, 5.000% 09/01/15	1,000,000	1,097,230
Series 2005 A, Insured: AGMC 5.000% 09/01/17	4,250,000	4,905,435
Series 2009 A: 4.000% 09/01/18	1,000,000	1,099,090
4.250% 09/01/21	1,815,000	1,968,694
OR Tualatin Hills Park & Recreation District
Series 1998, Insured: FGIC 5.750% 03/01/14	990,000	1,164,042
OR Washington & Clackamas Counties
School District No. 23J, Tigard: Series 2000, (a) 06/15/18	2,700,000	1,999,890
Series 2005, Insured: NPFGC: 5.000% 06/15/19	850,000	989,919
5.000% 06/15/21	6,575,000	7,680,257
OR Washington Clackamas & Yamhill Counties
School District No. 88J, Series 2007 B, Insured: NPFGC 4.500% 06/15/23	8,125,000	8,650,200
OR Washington Multnomah & Yamhill Counties
School District No. 1J: Series 1998, 5.000% 11/01/13	1,100,000	1,250,898
Series 2006, Insured: NPFGC (a) 06/15/25	4,065,000	1,951,281
OR Yamhill County
School District No. 029J, Series 2005, Insured: FGIC 5.500% 06/15/21	1,000,000	1,192,130
Local General Obligations Total		149,449,536
Special Non-Property Tax – 1.6%
OR Department of Transportation
Series 2007 A, 5.000% 11/15/16	6,305,000	7,419,157
Special Non-Property Tax Total		7,419,157
Special Property Tax – 4.4%
OR Hood River Urban Renewal Agency
Series 1996, 6.250% 12/15/11	365,000	365,102

	Par ($)	Value ($)
OR Keizer
Series 2008, 5.200% 06/01/31	2,320,000	2,382,524
OR Lebanon Urban Renewal Agency
Series 2000: 5.750% 06/01/15	1,120,000	1,119,854
6.000% 06/01/20	1,580,000	1,524,811
OR Medford Urban Renewal
Series 1996, 5.875% 09/01/10	175,000	175,600
OR Portland Airport Way Urban Renewal & Redevelopment
Convention Center, Series 2000 A, Insured: AMBAC: 5.750% 06/15/17	1,500,000	1,532,625
5.750% 06/15/18	2,050,000	2,093,624
OR Portland River District Urban Renewal & Redevelopment
Series 2003 A, Insured: AMBAC: 5.000% 06/15/17	1,500,000	1,658,955
5.000% 06/15/18	3,070,000	3,143,097
5.000% 06/15/20	2,000,000	2,069,900
OR Redmond Urban Renewal Agency
Downtown Area B, Series 1999: 5.650% 06/01/13	720,000	702,475
5.850% 06/01/19	785,000	735,875
OR Seaside Urban Renewal Agency
Greater Seaside Urban Renewal, Series 2001, 5.250% 06/01/15	1,000,000	999,460
OR Veneta Urban Renewal Agency
Series 2001: 5.375% 02/15/16	700,000	700,329
5.625% 02/15/21	1,100,000	1,082,774
Special Property Tax Total		20,287,005
State Appropriated – 3.9%
OR Department of Administrative Services
Certificates of Participation: Series 2002 B, Insured: NPFGC 5.250% 05/01/10	840,000	847,232
Series 2002 C, Insured: NPFGC: 5.250% 11/01/15	1,000,000	1,085,240
5.250% 11/01/17	5,000,000	5,414,950

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund

February 28, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2002 E, Insured: AGMC 5.000% 11/01/13	1,470,000	1,613,619
Series 2007 A, Insured FGIC: 5.000% 05/01/24	2,630,000	2,787,537
5.000% 05/01/25	2,780,000	2,930,565
5.000% 05/01/26	2,800,000	2,933,924
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2004 A, LOC: Government Development Bank for Puerto Rico 5.750% 08/01/27 (02/01/12) (e)(f)	750,000	773,333
State Appropriated Total		18,386,400
State General Obligations – 2.2%
OR Board of Higher Education
Deferred Interest, Series 2001 A, (a) 08/01/17	1,050,000	843,675
Series 1996 A, (a) 08/01/14	490,000	452,005
Series 2001 A: 5.250% 08/01/14	255,000	271,580
5.250% 08/01/16	780,000	829,561
Series 2004 D, 5.000% 08/01/24	3,620,000	3,851,391
OR Elderly & Disabled Housing
Series 2001 B, 4.950% 08/01/20	985,000	992,722
OR State
Series 2002 A, 5.250% 10/15/15	1,735,000	1,908,483
OR Veterans Welfare
Series 2000 80A, 5.700% 10/01/32	1,135,000	1,147,542
State General Obligations Total		10,296,959
Tax-Backed Total		205,839,057
Transportation – 0.7%
Airports – 0.2%
OR Port of Portland International Airport
Series 1998 12B, Insured: FGIC 5.250% 07/01/12	1,000,000	1,003,510
Airports Total		1,003,510

	Par ($)	Value ($)
Ports – 0.5%
OR Port of Morrow
Series 2007: 4.875% 06/01/20	750,000	640,658
5.000% 06/01/25	1,000,000	770,810
OR Port of St. Helens
Series 1999: 5.600% 08/01/14	315,000	309,207
5.750% 08/01/19	425,000	403,363
Ports Total		2,124,038
Transportation Total		3,127,548
Utilities – 7.4%
Independent Power Producers – 0.8%
OR Western Generation Agency
Series 2006 A, 5.000% 01/01/21	3,000,000	2,651,610
Wauna Cogeneration, Series 2006 A, 5.000% 01/01/20	1,000,000	896,240
Independent Power Producers Total		3,547,850
Investor Owned – 1.1%
OR Port of St. Helens Pollution Control
Portland General Electric Co., Series 1985 A, 4.800% 04/01/10	5,195,000	5,211,000
Investor Owned Total		5,211,000
Municipal Electric – 2.6%
OR Emerald Peoples Utility District
Series 1996, Insured: FGIC: 7.350% 11/01/10	2,160,000	2,249,100
7.350% 11/01/11	2,000,000	2,194,120
7.350% 11/01/12	2,490,000	2,853,017
7.350% 11/01/13	2,675,000	3,178,595
Series 2003 A, Insured: AGMC 5.250% 11/01/20	605,000	664,653
OR Eugene Electric Utilities System
Series 2001 B, Insured: AGMC 5.250% 08/01/13	1,040,000	1,099,322
Municipal Electric Total		12,238,807
Water & Sewer – 2.9%
OR Myrtle Point Water
Series 2000, 6.000% 12/01/20	510,000	518,915

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund

February 28, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
OR Portland Water Systems Revenue
Series 2004 B, 5.000% 10/01/13	730,000	833,609
Series 2006 B, 5.000% 10/01/16	5,330,000	6,227,412
OR Portland
Series 2008 A, 5.000% 06/15/17	1,500,000	1,749,600
OR Sheridan Water
Series 1998, 5.350% 04/01/18	300,000	294,021
Series 2000: 6.200% 05/01/15	625,000	625,756
6.450% 05/01/20	520,000	520,416
OR Washington County Housing Authority
Clean Water Services Sewer, Series 2004 Lien, Insured: NPFGC 5.000% 10/01/13	2,310,000	2,596,810
Water & Sewer Total		13,366,539
Utilities Total		34,364,196
Total Municipal Bonds (Cost of $420,282,976)		439,470,654
	Shares
Investment Companies – 5.8%
Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 0.080%) (g)(h)	13,650,679	13,650,679
Dreyfus Tax Exempt Cash Management Fund (7 day yield of 0.040% )	13,399,410	13,399,410
Total Investment Companies (Cost of $27,050,089)		27,050,089
Total Investments – 100.1% (Cost of $447,333,065) (i)		466,520,743
Other Assets & Liabilities, Net – (0.1)%		(469,056)
Net Assets – 100.0%		466,051,687

Notes to Investment Portfolio:

(a)  Zero coupon bond.

(b)  Security purchased on a delayed delivery basis.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws or in transactions exempt from registration. At February 28, 2010, the value of this security amounted to $2,860,059, which represents 0.6% of net assets.

Security	Acquisition Date	Acquisition Cost
OR Health, Housing, Educational & Cultural Facilities Authority, Goodwill Industries Lane County, Series 1998 A, 6.650% 11/15/22	06/17/98	$3,245,000

(d)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(e)  The interest rate shown on floating rate or variable rate securities reflects the rate at February 28, 2010.

(f)  Parenthetical date represents the next interest rate reset date for the security.

(g)  Investments in affiliates for the six months ended February 28, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 0.080%)	$8,970,586	$47,138,824	$42,458,731	$5,630	$13,650,679

(h)  Mutual fund registered under the Investment Company Act of 1940, as amended and advised by Columbia Management Advisors, LLC or one of its affiliates.

(i)  Cost for federal income tax purposes is $447,170,346.

The following table summarizes the inputs used, as of February 28, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$—	$439,470,654	$—	$439,470,654
Total Investment Companies	27,050,089	—	—	27,050,089
Total Investments	$27,050,089	$439,470,654	$—	$466,520,743

At February 28, 2010, the composition of the Fund by revenue source is as follows:

Holdings By Revenue Source	% of Net Assets
Tax-Backed	44.2
Refunded/Escrowed	18.2
Health Care	10.5
Utilities	7.4
Housing	4.7
Education	4.7
Other Revenue	3.3
Transportation	0.7
Other	0.6
94.3
Investment Companies	5.8
Other Assets & Liabilities, Net	(0.1)
100.0

Acronym	Name
AGMC	Assured Guaranty Municipal Corp.

AMBAC	Ambac Assurance Corp.

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

LOC	Letter of Credit

NPFGC	National Public Finance Guarantee Corp.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Conservative High Yield Fund

February 28, 2010 (Unaudited)

Corporate Fixed-Income Bonds & Notes – 97.2%
	Par ($)(a)		Value ($)
Basic Materials – 11.7%
Chemicals – 2.3%
Agricultural Chemicals – 0.4%
Terra Capital, Inc.
7.750% 11/01/19 (b)		2,340,000	2,609,100
			2,609,100
Chemicals-Diversified – 1.9%
Huntsman International LLC
6.875% 11/15/13 (b)	EUR	985,000	1,250,693
7.875% 11/15/14		1,310,000	1,270,700
INVISTA
9.250% 05/01/12 (b)		4,755,000	4,790,662
NOVA Chemicals Corp.
8.375% 11/01/16 (b)		860,000	849,250
8.625% 11/01/19 (b)		960,000	960,000
Solutia, Inc.
8.750% 11/01/17		2,345,000	2,450,525
			11,571,830
Chemicals Total			14,180,930
Forest Products & Paper – 2.8%
Paper & Related Products – 2.8%
Clearwater Paper Corp.
10.625% 06/15/16 (b)		865,000	960,150
Domtar Corp.
10.750% 06/01/17		3,105,000	3,640,613
Georgia-Pacific Corp.
8.000% 01/15/24		6,685,000	6,969,112
PE Paper Escrow GmbH
12.000% 08/01/14 (b)		2,530,000	2,745,050
Westvaco Corp.
8.200% 01/15/30		2,305,000	2,539,091
			16,854,016
Forest Products & Paper Total			16,854,016
Iron/Steel – 1.9%
Steel-Producers – 1.9%
Russel Metals, Inc.
6.375% 03/01/14		3,390,000	3,195,075
Steel Dynamics, Inc.
7.750% 04/15/16 (04/07/10) (c)(d)		6,135,000	6,104,325
United States Steel Corp.
7.000% 02/01/18		2,100,000	1,982,671
			11,282,071
Iron/Steel Total			11,282,071

	Par ($)(a)	Value ($)
Metals & Mining – 4.7%
Diversified Minerals – 2.2%
FMG Finance Ltd.
10.625% 09/01/16 (b)	2,750,000	3,066,250
Teck Resources Ltd.
10.750% 05/15/19	8,160,000	10,036,800
		13,103,050
Metal-Copper – 2.1%
Freeport-McMoRan Copper & Gold, Inc.
8.375% 04/01/17	11,560,000	12,542,600
		12,542,600
Metal-Diversified – 0.4%
Vedanta Resources PLC
9.500% 07/18/18 (b)	2,330,000	2,458,150
		2,458,150
Metals & Mining Total		28,103,800
Basic Materials Total		70,420,817
Communications – 20.6%
Advertising – 0.2%
Advertising Agencies – 0.2%
Interpublic Group of Companies, Inc.
6.250% 11/15/14	960,000	938,400
		938,400
Advertising Total		938,400
Media – 4.8%
Broadcast Services/Programs – 0.6%
Liberty Media LLC
8.250% 02/01/30	4,240,000	3,816,000
		3,816,000
Cable TV – 3.4%
CSC Holdings, Inc.
8.500% 04/15/14 (b)	1,445,000	1,519,056
8.500% 06/15/15 (b)	3,200,000	3,360,000
DirecTV Holdings LLC
6.375% 06/15/15	2,500,000	2,584,375
DISH DBS Corp.
6.625% 10/01/14	11,170,000	11,197,925
7.875% 09/01/19	1,435,000	1,478,050
		20,139,406
Publishing-Periodicals – 0.3%
Reader's Digest Association, Inc.
9.500% 02/15/17 (05/15/10) (b)(c)(d)	1,830,000	1,807,125
		1,807,125

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund

February 28, 2010 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)(a)		Value ($)
Radio – 0.5%
Sirius XM Radio, Inc.
9.750% 09/01/15 (b)		3,090,000	3,229,050
			3,229,050
Media Total			28,991,581
Telecommunication Services – 15.6%
Cellular Telecommunications – 6.4%
Cricket Communications, Inc.
7.750% 05/15/16		4,905,000	4,984,706
Digicel Group Ltd.
8.250% 09/01/17 (b)		5,370,000	5,101,500
MetroPCS Wireless, Inc.
9.250% 11/01/14		3,000,000	2,992,500
Nextel Communications, Inc.
7.375% 08/01/15		11,645,000	10,742,512
NII Capital Corp.
10.000% 08/15/16 (b)		2,890,000	3,135,650
Wind Acquisition Finance SA
11.750% 07/15/17 (b)	EUR	1,500,000	2,185,449
11.750% 07/15/17 (b)		5,474,000	5,857,180
12.000% 12/01/15 (b)		2,935,000	3,140,450
			38,139,947
Media – 0.8%
Quebecor Media, Inc.
7.750% 03/15/16		4,905,000	4,917,263
			4,917,263
Satellite Telecommunications – 1.2%
GeoEye, Inc.
9.625% 10/01/15 (b)		2,320,000	2,354,800
Intelsat Corp.
9.250% 06/15/16		4,745,000	4,911,075
			7,265,875
Telecommunication Equipment – 0.4%
Lucent Technologies, Inc.
6.450% 03/15/29		3,510,000	2,492,100
			2,492,100
Telecommunication Services – 1.3%
Nordic Telephone Co. Holdings ApS
8.875% 05/01/16 (b)		2,305,000	2,466,350
SBA Telecommunications, Inc.
8.250% 08/15/19 (b)		3,420,000	3,591,000
Time Warner Telecom Holdings, Inc.
9.250% 02/15/14		1,805,000	1,859,150
			7,916,500

	Par ($)(a)	Value ($)
Telephone-Integrated – 4.9%
Frontier Communications Corp.
7.875% 01/15/27	7,935,000	7,260,525
Qwest Communications International, Inc.
7.500% 02/15/14	3,035,000	3,065,350
Qwest Corp.
7.500% 10/01/14	5,155,000	5,490,075
7.500% 06/15/23	4,035,000	3,893,775
Sprint Capital Corp.
6.875% 11/15/28	1,165,000	882,488
Windstream Corp.
8.625% 08/01/16	8,820,000	8,974,350
		29,566,563
Wireless Equipment – 0.6%
Crown Castle International Corp.
9.000% 01/15/15	3,305,000	3,569,400
		3,569,400
Telecommunication Services Total		93,867,648
Communications Total		123,797,629
Consumer Cyclical – 13.1%
Airlines – 1.0%
Airlines – 1.0%
American Airlines, Inc.
10.500% 10/15/12 (b)	2,880,000	2,952,000
United Air Lines, Inc.
10.400% 11/01/16	2,675,000	2,828,813
		5,780,813
Airlines Total		5,780,813
Apparel – 0.4%
Apparel Manufacturers – 0.4%
Levi Strauss & Co.
9.750% 01/15/15	2,395,000	2,496,788
		2,496,788
Apparel Total		2,496,788
Auto Manufacturers – 0.8%
Auto-Medium & Heavy Duty Trucks – 0.8%
Navistar International Corp.
8.250% 11/01/21	4,780,000	4,851,700
		4,851,700
Auto Manufacturers Total		4,851,700

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund

February 28, 2010 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)(a)	Value ($)
Auto Parts & Equipment – 0.5%
Rubber-Tires – 0.5%
Goodyear Tire & Rubber Co.
9.000% 07/01/15	2,826,000	2,914,312
10.500% 05/15/16	165,000	177,788
		3,092,100
Auto Parts & Equipment Total		3,092,100
Entertainment – 1.6%
Gambling (Non-Hotel) – 1.1%
Boyd Gaming Corp.
7.125% 02/01/16	1,145,000	901,687
Penn National Gaming, Inc.
8.750% 08/15/19 (b)	3,215,000	3,182,850
Pinnacle Entertainment, Inc.
8.625% 08/01/17 (b)	2,515,000	2,389,250
		6,473,787
Music – 0.5%
WMG Acquisition Corp.
7.375% 04/15/14	3,140,000	2,998,700
		2,998,700
Entertainment Total		9,472,487
Home Builders – 1.8%
Building-Residential/Commercial – 1.8%
D.R. Horton, Inc.
5.625% 09/15/14	2,865,000	2,822,025
5.625% 01/15/16	2,180,000	2,071,000
KB Home
5.875% 01/15/15	5,110,000	4,777,850
Ryland Group, Inc.
8.400% 05/15/17	1,270,000	1,371,600
		11,042,475
Home Builders Total		11,042,475
Leisure Time – 0.7%
Cruise Lines – 0.7%
Royal Caribbean Cruises Ltd.
7.500% 10/15/27	4,880,000	4,148,000
		4,148,000
Leisure Time Total		4,148,000
Lodging – 3.1%
Casino Hotels – 0.9%
MGM Mirage
13.000% 11/15/13	1,600,000	1,824,000
Wynn Las Vegas LLC
6.625% 12/01/14	3,760,000	3,637,800
		5,461,800

	Par ($)(a)	Value ($)
Gambling (Non-Hotel) – 0.6%
Seminole Indian Tribe of Florida
7.804% 10/01/20 (b)	3,895,000	3,647,862
		3,647,862
Hotels & Motels – 1.6%
Host Hotels & Resorts LP
6.750% 06/01/16	4,875,000	4,801,875
Starwood Hotels & Resorts Worldwide, Inc.
6.750% 05/15/18	4,835,000	4,810,825
		9,612,700
Lodging Total		18,722,362
Retail – 2.3%
Retail-Apparel/Shoe – 0.7%
Ltd. Brands, Inc.
8.500% 06/15/19	3,990,000	4,274,287
		4,274,287
Retail-Mail Order – 0.4%
QVC, Inc.
7.500% 10/01/19 (b)	2,435,000	2,465,438
		2,465,438
Retail-Propane Distributors – 1.1%
AmeriGas Partners LP
7.125% 05/20/16	3,760,000	3,769,400
Inergy LP/Inergy Finance Corp.
8.250% 03/01/16	1,225,000	1,240,312
8.750% 03/01/15	1,085,000	1,114,838
		6,124,550
Retail-Vitamins/Nutritional Supplements – 0.1%
General Nutrition Centers, Inc.
PIK, 5.178% 03/15/14 (03/15/10) (c)(d)	745,000	685,400
		685,400
Retail Total		13,549,675
Textiles – 0.9%
Storage/Warehousing – 0.4%
Niska Gas Storage U.S. LLC/Niska Gas Storage Canada ULC
8.875% 03/15/18 (b)(e)	2,640,000	2,666,400
		2,666,400

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund

February 28, 2010 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)(a)	Value ($)
Textile-Home Furnishings – 0.5%
Mohawk Industries, Inc.
6.875% 01/15/16	2,975,000	2,960,125
		2,960,125
Textiles Total		5,626,525
Consumer Cyclical Total		78,782,925
Consumer Non-Cyclical – 11.5%
Commercial Services – 2.3%
Commercial Services – 0.7%
ARAMARK Corp.
8.500% 02/01/15	1,185,000	1,196,850
Iron Mountain, Inc.
8.000% 06/15/20	2,955,000	2,977,163
		4,174,013
Funeral Services & Related Items – 0.6%
Service Corp. International
6.750% 04/01/16	800,000	784,000
7.000% 06/15/17	2,890,000	2,832,200
		3,616,200
Private Corrections – 0.6%
Corrections Corp. of America
6.250% 03/15/13	280,000	281,750
7.750% 06/01/17	3,000,000	3,075,000
		3,356,750
Rental Auto/Equipment – 0.4%
RSC Equipment Rental, Inc.
10.000% 07/15/17 (b)	2,225,000	2,380,750
		2,380,750
Commercial Services Total		13,527,713
Food – 2.3%
Food-Meat Products – 1.6%
JBS USA LLC/JBS USA Finance, Inc.
11.625% 05/01/14 (b)	2,785,000	3,147,050
Smithfield Foods, Inc.
10.000% 07/15/14 (b)	3,425,000	3,707,562
Tyson Foods, Inc.
10.500% 03/01/14	2,620,000	3,045,750
		9,900,362
Retail-Hypermarkets – 0.7%
New Albertsons, Inc.
8.000% 05/01/31	4,625,000	4,035,313
		4,035,313
Food Total		13,935,675

	Par ($)(a)	Value ($)
Healthcare Products – 0.3%
Medical Products – 0.3%
Biomet, Inc.
PIK, 10.375% 10/15/17	1,605,000	1,757,475
		1,757,475
Healthcare Products Total		1,757,475
Healthcare Services – 4.8%
Medical-HMO – 0.5%
Health Net, Inc.
6.375% 06/01/17	3,420,000	3,095,100
		3,095,100
Medical-Hospitals – 3.3%
Community Health Systems, Inc.
8.875% 07/15/15	1,790,000	1,852,650
HCA, Inc.
9.250% 11/15/16	3,850,000	4,085,812
PIK, 9.625% 11/15/16	13,022,000	13,933,540
		19,872,002
Physical Therapy/Rehab Centers – 0.4%
Healthsouth Corp.
8.125% 02/15/20	2,440,000	2,379,000
		2,379,000
Physician Practice Management – 0.6%
U.S. Oncology, Inc.
9.125% 08/15/17	3,370,000	3,496,375
		3,496,375
Healthcare Services Total		28,842,477
Household Products/Wares – 0.5%
Consumer Products-Miscellaneous – 0.5%
American Greetings Corp.
7.375% 06/01/16	1,820,000	1,783,600
Jostens IH Corp.
7.625% 10/01/12	1,240,000	1,246,200
		3,029,800
Household Products/Wares Total		3,029,800
Pharmaceuticals – 1.3%
Medical-Drugs – 0.6%
Elan Finance PLC
4.250% 11/15/11 (05/15/10) (c)(d)	885,000	849,600
Valeant Pharmaceuticals International
8.375% 06/15/16 (b)	2,835,000	2,934,225
		3,783,825

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund

February 28, 2010 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)(a)	Value ($)
Pharmacy Services – 0.7%
Omnicare, Inc.
6.750% 12/15/13	4,380,000	4,319,775
		4,319,775
Pharmaceuticals Total		8,103,600
Consumer Non-Cyclical Total		69,196,740
Diversified – 0.9%
Diversified Holding Companies – 0.9%
Diversified Operations – 0.9%
Leucadia National Corp.
7.125% 03/15/17	2,325,000	2,261,063
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC
7.750% 10/15/16 (b)	2,965,000	3,002,062
		5,263,125
Diversified Holding Companies Total		5,263,125
Diversified Total		5,263,125
Energy – 12.7%
Coal – 2.3%
Coal – 2.3%
Arch Western Finance LLC
6.750% 07/01/13	6,040,000	6,055,100
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.
8.250% 12/15/17 (b)	1,110,000	1,107,225
8.500% 12/15/19 (b)	1,475,000	1,489,750
Massey Energy Co.
6.875% 12/15/13	5,325,000	5,285,063
		13,937,138
Coal Total		13,937,138
Oil & Gas – 8.4%
Oil Companies-Exploration & Production – 7.4%
Chesapeake Energy Corp.
6.375% 06/15/15	11,225,000	10,860,187
Cimarex Energy Co.
7.125% 05/01/17	3,610,000	3,610,000
Connacher Oil & Gas Ltd.
11.750% 07/15/14 (b)	3,335,000	3,668,500
Forest Oil Corp.
8.500% 02/15/14	6,465,000	6,675,112
Newfield Exploration Co.
6.625% 09/01/14	4,595,000	4,663,925
6.875% 02/01/20	1,660,000	1,635,100

	Par ($)(a)	Value ($)
OPTI Canada, Inc.
8.250% 12/15/14	2,740,000	2,438,600
Penn Virginia Corp.
10.375% 06/15/16	2,100,000	2,268,000
PetroHawk Energy Corp.
7.875% 06/01/15	2,390,000	2,390,000
Quicksilver Resources, Inc.
7.125% 04/01/16	1,975,000	1,836,750
Range Resources Corp.
7.500% 05/15/16	1,765,000	1,804,713
Southwestern Energy Co.
7.500% 02/01/18	2,310,000	2,437,050
		44,287,937
Oil Refining & Marketing – 1.0%
Frontier Oil Corp.
8.500% 09/15/16	1,550,000	1,569,375
Tesoro Corp.
6.625% 11/01/15	4,570,000	4,238,675
		5,808,050
Oil & Gas Total		50,095,987
Pipelines – 2.0%
Pipelines – 2.0%
El Paso Corp.
6.875% 06/15/14	750,000	756,292
7.250% 06/01/18	3,420,000	3,441,963
Kinder Morgan Finance Co. ULC
5.700% 01/05/16	4,400,000	4,279,000
MarkWest Energy Partners LP
6.875% 11/01/14	2,490,000	2,415,300
8.500% 07/15/16	360,000	361,800
Williams Companies, Inc.
7.875% 09/01/21	685,000	839,180
		12,093,535
Pipelines Total		12,093,535
Energy Total		76,126,660
Financials – 7.2%
Banks – 2.0%
Commercial Banks-Southern US – 0.3%
Regions Financial Corp.
6.375% 05/15/12	1,835,000	1,819,643
		1,819,643
Commercial Banks-Western U.S. – 0.4%
Zions Bancorporation
7.750% 09/23/14	2,640,000	2,539,176
		2,539,176

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund

February 28, 2010 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)(a)	Value ($)
Diversified Banking Institutional – 0.4%
GMAC, Inc.
8.000% 11/01/31	2,305,000	2,126,362
		2,126,362
Diversified Financial Services – 0.9%
Capital One Capital IV
6.745% 02/17/37 (02/17/32) (c)(d)	2,185,000	1,813,550
Capital One Capital V
10.250% 08/15/39	3,160,000	3,584,208
		5,397,758
Banks Total		11,882,939
Diversified Financial Services – 3.3%
Finance-Consumer Loans – 1.2%
American General Finance Corp.
6.900% 12/15/17	4,200,000	3,012,454
SLM Corp.
5.000% 10/01/13	4,525,000	4,238,160
		7,250,614
Finance-Investment Banker/Broker – 0.4%
Lazard Group LLC
7.125% 05/15/15	2,365,000	2,516,244
		2,516,244
Finance-Leasing Company – 0.5%
International Lease Finance Corp.
5.625% 09/15/10	3,200,000	3,164,013
		3,164,013
Finance-Other Services – 0.9%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
8.000% 01/15/18 (b)	5,480,000	5,151,200
		5,151,200
Special Purpose Entity – 0.3%
Reliance Intermediate Holdings LP
9.500% 12/15/19 (b)	1,860,000	1,946,025
		1,946,025
Diversified Financial Services Total		20,028,096
Insurance – 1.1%
Life/Health Insurance – 0.2%
Provident Companies, Inc.
7.000% 07/15/18	1,435,000	1,462,716
		1,462,716

	Par ($)(a)	Value ($)
Multi-Line Insurance – 0.4%
ING Groep NV
5.775% 12/29/49 (12/08/15) (c)(d)	2,985,000	2,327,413
		2,327,413
Property/Casualty Insurance – 0.5%
Crum & Forster Holdings Corp.
7.750% 05/01/17	2,935,000	2,890,975
		2,890,975
Insurance Total		6,681,104
Real Estate Investment Trusts (REITs) – 0.8%
REITS-Diversified – 0.5%
DuPont Fabros Technology LP
8.500% 12/15/17 (b)	2,995,000	3,039,925
		3,039,925
REITS-Health Care – 0.3%
Senior Housing Properties Trust
8.625% 01/15/12	1,650,000	1,703,625
		1,703,625
Real Estate Investment Trusts (REITs) Total		4,743,550
Financials total		43,335,689
Industrials – 11.3%
Aerospace & Defense – 1.8%
Aerospace/Defense-Equipment – 0.7%
BE Aerospace, Inc.
8.500% 07/01/18	4,115,000	4,310,463
		4,310,463
Electronics-Military – 1.1%
L-3 Communications Corp.
5.875% 01/15/15	2,760,000	2,770,350
6.375% 10/15/15	3,845,000	3,907,481
		6,677,831
Aerospace & Defense Total		10,988,294
Building Materials – 0.8%
Building & Construction Products-Miscellaneous – 0.5%
Owens Corning
6.500% 12/01/16	2,920,000	3,001,719
		3,001,719

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund

February 28, 2010 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)(a)	Value ($)
Building Products-Cement/Aggregation – 0.3%
Texas Industries, Inc.
7.250% 07/15/13	2,040,000	1,983,900
		1,983,900
Building Materials Total		4,985,619
Electrical Components & Equipment – 1.1%
Wire & Cable Products – 1.1%
Belden, Inc.
7.000% 03/15/17	4,245,000	4,085,812
General Cable Corp.
7.125% 04/01/17	2,515,000	2,452,125
		6,537,937
Electrical Components & Equipment Total		6,537,937
Electronics – 0.4%
Electronic Components-Miscellaneous – 0.4%
Flextronics International Ltd.
6.250% 11/15/14	2,189,000	2,183,528
		2,183,528
Electronics Total		2,183,528
Environmental Control – 0.5%
Hazardous Waste Disposal – 0.5%
Clean Harbors, Inc.
7.625% 08/15/16	2,945,000	2,974,450
		2,974,450
Environmental Control Total		2,974,450
Machinery-Construction & Mining – 0.5%
Machinery-Construction & Mining – 0.5%
Terex Corp.
8.000% 11/15/17	3,285,000	3,055,050
		3,055,050
Machinery-Construction & Mining Total		3,055,050
Machinery-Diversified – 0.6%
Machinery-General Industry – 0.6%
CPM Holdings, Inc.
10.625% 09/01/14 (b)	1,200,000	1,272,000
Manitowoc Co., Inc.
7.125% 11/01/13	2,530,000	2,454,100
		3,726,100
Machinery-Diversified Total		3,726,100
Miscellaneous Manufacturing – 1.8%
Diversified Manufacturing Operators – 1.2%
Bombardier, Inc.
6.300% 05/01/14 (b)	5,665,000	5,820,787

	Par ($)(a)	Value ($)
Koppers, Inc.
7.875% 12/01/19 (b)	895,000	910,663
		6,731,450
Firearms & Ammunition – 0.2%
Colt Defense LLC/Colt Finance Corp.
8.750% 11/15/17 (b)	1,305,000	1,285,425
		1,285,425
Miscellaneous Manufacturing – 0.4%
American Railcar Industries, Inc.
7.500% 03/01/14	2,485,000	2,410,450
		2,410,450
Miscellaneous Manufacturing Total		10,427,325
Packaging & Containers – 1.2%
Containers-Metal/Glass – 0.9%
Crown Americas LLC & Crown Americas Capital Corp.
7.750% 11/15/15	3,100,000	3,200,750
Crown Americas LLC & Crown Americas Capital Corp. II
7.625% 05/15/17 (b)	2,210,000	2,298,400
		5,499,150
Containers-Paper/Plastic – 0.3%
Graphic Packaging International, Inc.
9.500% 06/15/17	1,680,000	1,764,000
		1,764,000
Packaging & Containers Total		7,263,150
Transportation – 2.6%
Transportation-Marine – 1.3%
Navios Maritime Holdings, Inc.
9.500% 12/15/14	1,865,000	1,846,350
Ship Finance International Ltd.
8.500% 12/15/13	1,260,000	1,223,775
Stena AB
7.500% 11/01/13	2,550,000	2,537,250
Teekay Corp.
8.500% 01/15/20	2,025,000	2,055,375
		7,662,750
Transportation-Railroad – 0.7%
Kansas City Southern de Mexico SA de CV
7.375% 06/01/14	2,500,000	2,487,500
RailAmerica, Inc.
9.250% 07/01/17	1,939,000	2,033,526
		4,521,026

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund

February 28, 2010 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)(a)	Value ($)
Transportation-Services – 0.6%
Bristow Group, Inc.
7.500% 09/15/17	3,635,000	3,571,388
		3,571,388
Transportation Total		15,755,164
Industrials Total		67,896,617
Technology – 0.5%
Computers – 0.3%
Computers-Memory Devices – 0.3%
Seagate Technology International
10.000% 05/01/14 (b)	1,765,000	2,005,481
		2,005,481
Computers Total		2,005,481
Semiconductors – 0.2%
Electronic Components-Semiconductors – 0.2%
Amkor Technology, Inc.
9.250% 06/01/16	1,100,000	1,135,750
		1,135,750
Semiconductors Total		1,135,750
Technology Total		3,141,231
Utilities – 7.7%
Electric – 7.2%
Electric-Generation – 1.1%
Intergen NV
9.000% 06/30/17 (b)	6,255,000	6,380,100
		6,380,100
Electric-Integrated – 1.9%
Calpine Construction Finance Co. LP
8.000% 06/01/16 (b)	3,205,000	3,245,063
CMS Energy Corp.
6.875% 12/15/15	2,380,000	2,486,938
Ipalco Enterprises, Inc.
7.250% 04/01/16 (b)	2,405,000	2,429,050
TXU Energy Co. LLC (Term Loan)
3.751% 10/10/14 (03/31/10) (c)(d)(f)	40,000	32,165
PIK, 3.728% 10/10/14 (03/09/10) (c)(d)(f)	3,870,000	3,111,964
		11,305,180

	Par ($)(a)	Value ($)
Independent Power Producer – 4.2%
AES Corp.
7.750% 03/01/14	3,745,000	3,749,681
8.000% 10/15/17	5,965,000	5,927,719
Mirant North America LLC
7.375% 12/31/13	3,725,000	3,711,031
NRG Energy, Inc.
7.375% 02/01/16	8,755,000	8,634,619
NSG Holdings LLC/NSG Holdings, Inc.
7.750% 12/15/25 (b)	3,975,000	3,438,375
		25,461,425
Electric Total		43,146,705
Gas – 0.5%
Gas-Distribution – 0.5%
Centerpoint Energy, Inc.
5.950% 02/01/17	3,185,000	3,313,970
		3,313,970
Gas Total		3,313,970
Utilities Total		46,460,675
Total Corporate Fixed-Income Bonds & Notes (Cost of $553,413,358)		584,422,108
Short-Term Obligation – 1.9%
Repurchase agreement with Fixed Income Clearing Corp., dated 02/26/10, due 03/01/10 at 0.050%, collateralized by a U.S. Government Agency obligation maturing 06/15/12, market value $11,592,261 (repurchase proceeds $11,364,047)	11,364,000	11,364,000
Total Short-Term Obligation (Cost of $11,364,000)		11,364,000
Total Investments – 99.1% (Cost of $564,777,358) (g)		595,786,108
Other Assets & Liabilities, Net – 0.9%		5,587,736
Net Assets – 100.0%		601,373,844

Notes to Investment Portfolio:

(a)  Principal amount is stated in United States dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2010, these securities, which are not illiquid except for the following, amounted to $135,400,333, which represents 22.5% of net assets.

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund

February 28, 2010 (Unaudited)

Security	Acquisition Date	Par	Cost	Value
Seminole Indian Tribe of Florida 7.804% 10/01/20	09/26/07- 10/04/07	$3,895,000	$3,952,928	$3,647,862

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at February 28, 2010.

(d)  Parenthetical date represents the next interest rate reset date for the security.

(e)  Security purchased on a delayed delivery basis.

(f)  Loan participation agreement.

(g)  Cost for federal income tax purposes is $565,337,585.

The following table summarizes the inputs used, as of February 28, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Corporate Fixed-Income Bonds & Notes
Basic Materials	$—	$70,420,817	$—	$70,420,817
Communications	—	123,797,629	—	123,797,629
Consumer Cyclical	—	75,954,112	2,828,813	78,782,925
Consumer Non-Cyclical	—	69,196,740	—	69,196,740
Diversified	—	5,263,125	—	5,263,125
Energy	—	76,126,660	—	76,126,660
Financials	—	43,335,689	—	43,335,689
Industrials	—	67,896,617	—	67,896,617
Technology	—	3,141,231	—	3,141,231
Utilities	—	46,460,675	—	46,460,675
Total Corporate Fixed-Income Bonds & Notes	—	581,593,295	2,828,813	584,422,108
Total Short-Term Obligation	—	11,364,000	—	11,364,000
Total Investments	—	592,957,295	2,828,813	595,786,108
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	—	39,843	—	39,843
Total	$—	$592,997,138	$2,828,813	$595,825,951

The following table reconciles asset balances for the six months ended February 28, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investment in Securities	Balance as of August 31, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into (out of) Level 3	Balance as of February 28, 2010
Corporate Fixed-Income Bonds & Notes Consumer Cyclical	$—	$—	$—	$(31,237)	$2,860,050	$—	$2,828,813

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. The change in unrealized depreciation attributed to securities owned at February 28, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $31,237. This amount is included in net changes in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund

February 28, 2010 (Unaudited)

At February 28, 2010, the asset allocation of the fund is as follows:

Assets Allocation	% of Net Assets
Communications	20.6
Consumer Cyclical	13.1
Energy	12.7
Basic Materials	11.7
Consumer Non-Cyclical	11.5
Industrials	11.3
Utilities	7.7
Financials	7.2
Diversified	0.9
Technology	0.5
97.2
Short-Term Obligation	1.9
Other Assets & Liabilities, Net	0.9
100.0

Forward foreign currency exchange contracts outstanding on February 28, 2010:

Foreign Exchange Rate Risk

Forward Foreign Currency Exchange Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation
EUR	$1,702,040	$1,723,000	03/11/10	$20,960
EUR	1,763,296	1,782,179	03/18/10	18,883
				$39,843

Acronym	Name
EUR	Euro

PIK	Payment-In-Kind

See Accompanying Notes to Financial Statements.

This page intentionally left blank.

Statements of Assets and Liabilities – Columbia Funds
February 28, 2010 (Unaudited)

	($)	($)	($)	($)	($)	($)	($)
	Columbia International Stock Fund	Columbia Mid Cap Growth Fund	Columbia Small Cap Growth Fund I	Columbia Technology Fund	Columbia Balanced Fund	Columbia Oregon Intermediate Municipal Bond Fund	Columbia Conservative High Yield Fund
Assets
Unaffiliated investments, at identified cost	484,475,833	940,551,170	623,535,301	223,211,228	243,492,455	433,682,386	564,777,358
Affiliated investments, at identified cost	—	—	—	—	249,815	13,650,679	—
Total investments, at identified cost	484,475,833	940,551,170	623,535,301	223,211,228	243,742,270	447,333,065	564,777,358
Unaffiliated investments, at value	506,491,986	1,155,056,984	756,547,260	272,882,112	272,100,283	452,870,064	595,786,108
Affiliated investments, at value	—	—	—	—	268,625	13,650,679	—
Total investments, at value	506,491,986	1,155,056,984	756,547,260	272,882,112	272,368,908	466,520,743	595,786,108
Cash	116	425	4,004,511	828	2,844,827	264	990
Foreign currency (cost of $920,213, $—, $—, $—, $—, $— and $—, respectively)	920,987	—	—	—	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	1,114,455	—	—	—	—	—	39,843
Receivable for:
Investments sold	3,521,301	30,885,582	10,597,102	4,918,941	300,675	—	843,513
Fund shares sold	200,138	464,177	1,463,771	216,942	447,942	1,751,096	222,958
Dividends	948,471	858,973	24,796	90,815	276,611	—	—
Interest	4	170	17	26	724,295	4,958,685	11,638,990
Foreign tax reclaims	288,944	—	—	—	1,021	—	—
Expense reimbursement due from investment advisor	18,195	—	—	13,834	—	41,365	—
Trustees' deferred compensation plan	109,605	75,623	27,248	22,108	26,128	33,260	66,360
Prepaid expenses	13,250	25,803	15,430	6,481	5,828	10,478	13,767
Other assets	13,003	19,860	13,401	15,632	19,926	18,892	32,067
Total Assets	513,640,455	1,187,387,597	772,693,536	278,167,719	277,016,161	473,334,783	608,644,596
Liabilities
Written options, at value (premium of $41,591, $—, $—, $—, $—, $— and $—, respectively)	16,020	—	—	—	—	—	—
Unrealized depreciation on forward foreign currency exchange contracts	4,037,243	—	—	—	—	—	—
Expense reimbursement due to investment advisor	—	—	—	—	—	—	7,811
Payable for:
Investments purchased	2,556,362	38,897,836	9,486,004	4,149,982	1,881,519	—	1,622,147
Investments purchased on a delayed delivery basis	—	—	—	—	2,838,002	5,619,778	2,653,200
Fund shares repurchased	1,115,058	2,008,320	650,055	583,529	231,006	959,835	625,910
Futures variation margin	—	—	—	—	7,563	—	—
Distributions	—	—	—	—	—	381,908	1,863,384
Investment advisory fee	341,981	670,288	481,040	179,817	102,435	177,118	272,806
Pricing and bookkeeping fees	4,199	11,874	1,986	4,864	5,000	11,218	7,498
Transfer agent fee	71,248	148,912	129,372	86,170	21,317	50,509	49,801
Trustees' fees	120	28,692	—	2,856	39	685	85
Audit fee	25,968	28,326	26,219	19,180	26,456	27,701	25,506
Custody fee	25,584	—	2,546	219	4,564	2,941	2,088
Distribution and service fees	39,345	31,243	23,417	36,417	25,191	10,634	64,143
Chief compliance officer expenses	58	62	33	99	115	108	80
Reports to shareholders	67,033	60,981	20,524	26,644	96	2,721	1,190
Interest payable	74	—	—	—	—	—	—
Trustees' deferred compensation plan	109,605	75,623	27,248	22,108	26,128	33,260	66,360
Other liabilities	3,640	4,563	278	1,667	4,365	4,680	8,743
Total Liabilities	8,413,538	41,966,720	10,848,722	5,113,552	5,173,796	7,283,096	7,270,752
Net Assets	505,226,917	1,145,420,877	761,844,814	273,054,167	271,842,365	466,051,687	601,373,844
Net Assets Consist of
Paid-in capital	757,773,410	1,158,191,358	709,637,336	365,593,218	254,788,885	446,200,922	714,415,459
Undistributed (overdistributed) net investment income	(7,504,715)	(1,211,335)	—	—	481,030	467,740	—
Accumulated net investment loss	—	—	(3,479,067)	(1,458,687)	—	—	(1,162,026)
Accumulated net realized gain (loss)	(264,186,754)	(226,064,960)	(77,325,414)	(140,751,248)	(12,017,335)	195,347	(142,926,345)
Net unrealized appreciation (depreciation) on:
Investments	22,016,153	214,505,814	133,011,959	49,670,884	28,626,638	19,187,678	31,008,750
Foreign currency translations	(2,896,748)	—	—	—	—	—	38,006
Futures contracts	—	—	—	—	(36,853)	—	—
Written options	25,571	—	—	—	—	—	—
Net Assets	505,226,917	1,145,420,877	761,844,814	273,054,167	271,842,365	466,051,687	601,373,844

See Accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (continued) – Columbia Funds

February 28, 2010 (Unaudited)

	Columbia International Stock Fund	Columbia Mid Cap Growth Fund	Columbia Small Cap Growth Fund I	Columbia Technology Fund	Columbia Balanced Fund	Columbia Oregon Intermediate Municipal Bond Fund	Columbia Conservative High Yield Fund
Class A
Net assets	$138,167,141	$62,068,583	$62,658,541	$76,343,464	$32,840,136	$20,879,812	$77,862,284
Shares outstanding	12,969,070	3,093,484	2,611,028	9,106,090	1,380,128	1,691,522	10,440,387
Net asset value per share (a)(b)	$10.65	$20.06	$24.00	$8.38	$23.80	$12.34	$7.46
Maximum sales charge	5.75%	5.75%	5.75%	5.75%	5.75%	3.25%	4.75%
Maximum offering price per share (c)	$11.30	$21.28	$25.46	$8.89	$25.25	$12.75	$7.83
Class B
Net assets	$5,191,003	$7,578,263	$2,777,531	$6,818,272	$7,246,025	$435,982	$27,055,885
Shares outstanding	504,515	401,924	118,897	851,285	305,148	35,319	3,627,946
Net asset value and offering price per share (a)(b)	$10.29	$18.85	$23.36	$8.01	$23.75	$12.34	$7.46
Class C
Net assets	$11,127,589	$10,380,251	$12,856,127	$22,891,480	$18,075,886	$14,519,132	$30,777,272
Shares outstanding	1,075,368	549,010	550,365	2,852,893	761,047	1,176,238	4,126,908
Net asset value and offering price per share (a)(b)	$10.35	$18.91	$23.36	$8.02	$23.75	$12.34	$7.46
Class R
Net assets	—	$4,072,247	—	—	—	—	—
Shares outstanding	—	205,123	—	—	—	—	—
Net asset value and offering price per share	—	$19.85	—	—	—	—	—
Class T
Net assets	—	$20,586,018	—	—	—	—	—
Shares outstanding	—	1,026,289	—	—	—	—	—
Net asset value per share (a)	—	$20.06	—	—	—	—	—
Maximum sales charge	—	5.75%	—	—	—	—	—
Maximum offering price per share (c)	—	$21.28	—	—	—	—	—
Class Y
Net assets	$31,250,277	$2,349,460	$16,418,479	—	—	—	$20,137,664
Shares outstanding	2,902,657	114,500	677,177	—	—	—	2,700,287
Net asset value and offering price per share (b)	$10.77	$20.52	$24.25	—	—	—	$7.46
Class Z
Net assets	$319,490,907	$1,038,386,055	$667,134,136	$167,000,951	$213,680,318	$430,216,761	$445,540,739
Shares outstanding	29,646,572	50,571,378	27,534,536	19,571,801	8,989,291	34,853,211	59,741,398
Net asset value and offering price per share (b)	$10.78	$20.53	$24.23	$8.53	$23.77	$12.34	$7.46

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) Redemption price per share is equal to net asset value less any applicable redemption fees.

(c) On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Statements of Operations – Columbia Funds

For the Six Months Ended February 28, 2010 (Unaudited)

	($)	($)	($)	($)	($)	($)	($)
	Columbia International Stock Fund	Columbia Mid Cap Growth Fund	Columbia Small Cap Growth Fund I	Columbia Technology Fund	Columbia Balanced Fund	Columbia Oregon Intermediate Municipal Bond Fund	Columbia Conservative High Yield Fund
Investment Income
Dividends	5,610,819	4,589,943	545,111	484,038	1,226,418	—	—
Dividends from affiliates	—	—	—	—	10,012	5,630	—
Interest	355	12,376	2,554	727	2,063,879	9,603,149	25,167,389
Foreign taxes withheld	(593,972)	(4,185)	(1,204)	(6,601)	(17,983)	—	—
Total Investment Income	5,017,202	4,598,134	546,461	478,164	3,282,326	9,608,779	25,167,389
Expenses
Investment advisory fee	2,394,955	4,354,466	2,936,379	1,212,781	629,746	1,128,355	1,760,529
Distribution fee:
Class B	22,477	30,820	10,465	25,672	27,158	2,042	106,855
Class C	46,011	37,031	43,627	91,495	54,807	47,632	114,309
Class R	—	10,144	—	—	—	—	—
Service fee:
Class A	186,667	73,399	73,726	101,557	32,480	21,682	101,908
Class B	7,492	10,273	3,488	8,557	9,053	680	35,618
Class C	15,337	12,344	14,542	30,498	18,231	15,877	38,103
Shareholder service fee—Class T	—	30,047	—	—	—	—	—
Transfer agent fee:
Class A, Class B, Class C, Class Z	369,366	—	427,599	241,711	117,198	100,376	358,018
Class A, Class B, Class C, Class R, Class T, Class Z	—	732,250	—	—	—	—	—
Class Y	19	19	25	—	—	—	38
Pricing and bookkeeping fees	61,093	71,982	62,787	40,657	42,785	69,400	68,780
Trustees' fees	20,958	34,812	12,893	15,745	12,051	20,090	19,772
Custody fee	139,780	25,974	16,525	9,394	13,906	9,733	10,031
Chief compliance officer expenses	364	456	357	361	346	386	393
Other expenses	207,986	251,735	170,363	135,977	100,064	101,768	150,741
Expenses before interest expense	3,472,505	5,675,752	3,772,776	1,914,405	1,057,825	1,518,021	2,765,095
Interest expense	2,817	449	1,096	386	—	—	—
Total Expenses	3,475,322	5,676,201	3,773,872	1,914,791	1,057,825	1,518,021	2,765,095
Fees waived or expenses reimbursed by investment advisor	(31,794)	—	—	—	—	(266,445)	—
Fees waived by distributor—Class C	—	—	—	—	—	(22,228)	(22,862)
Expense reductions	(3)	(9)	(45)	— *	(75)	(2)	(60)
Net Expenses	3,443,525	5,676,192	3,773,827	1,914,791	1,057,750	1,229,346	2,742,173
Net Investment Income (Loss)	1,573,677	(1,078,058)	(3,227,366)	(1,436,627)	2,224,576	8,379,433	22,425,216

*  Rounds to less than $1.

See Accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Statements of Operations (continued) – Columbia Funds

For the Six Months Ended February 28, 2010 (Unaudited)

	($)	($)	($)	($)	($)	($)	($)
	Columbia International Stock Fund	Columbia Mid Cap Growth Fund	Columbia Small Cap Growth Fund I	Columbia Technology Fund	Columbia Balanced Fund	Columbia Oregon Intermediate Municipal Bond Fund	Columbia Conservative High Yield Fund
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Futures Contracts and Written Options:
Net realized gain (loss) on:
Investments	10,659,049	106,118,683	53,806,611	26,013,871	6,692,196	429,288	5,886,049
Foreign currency transactions and forward foreign currency exchange contracts	2,451,126	482	(23,702)	(755)	81	—	104,523
Futures contracts	(67,323)	—	—	—	41,938	—	—
Written options	213,577	—	—	—	—	—	—
Net realized gain	13,256,429	106,119,165	53,782,909	26,013,116	6,734,215	429,288	5,990,572
Net change in unrealized appreciation (depreciation) on:
Investments	(15,354,084)	42,484,170	44,155,510	3,489,094	7,318,195	6,003,875	24,006,695
Foreign currency translations and forward foreign currency exchange contracts	(4,445,935)	—	—	—	—	—	76,341
Futures contracts	—	—	—	—	(45,533)	—	—
Written options	(8,186)	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation)	(19,808,205)	42,484,170	44,155,510	3,489,094	7,272,662	6,003,875	24,083,036
Net Gain (Loss)	(6,551,776)	148,603,335	97,938,419	29,502,210	14,006,877	6,433,163	30,073,608
Net Increase (Decrease) Resulting from Operations	(4,978,099)	147,525,277	94,711,053	28,065,583	16,231,453	14,812,596	52,498,824

See Accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Columbia Funds

Increase (Decrease) in Net Assets	Columbia International Stock Fund		Columbia Mid Cap Growth Fund		Columbia Small Cap Growth Fund I		Columbia Technology Fund
	(Unaudited) Six Months Ended February 28, 2010 ($)	Year Ended August 31, 2009 ($)(a)	(Unaudited) Six Months Ended February 28, 2010 ($)	Year Ended August 31, 2009 ($)(a)	(Unaudited) Six Months Ended February 28, 2010 ($)	Year Ended August 31, 2009 ($)	(Unaudited) Six Months Ended February 28, 2010 ($)	Year Ended August 31, 2009 ($)
Operations
Net investment income (loss)	1,573,677	12,573,567	(1,078,058)	119,095	(3,227,366)	(3,003,654)	(1,436,627)	(1,801,432)
Net realized gain (loss) on investments, foreign currency transactions, forward foreign currency exchange contracts, futures contracts and written options	13,256,429	(251,703,658)	106,119,165	(323,119,113)	53,782,909	(118,706,282)	26,013,116	(120,368,694)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts, futures contracts and written options	(19,808,205)	46,682,086	42,484,170	(2,775,863)	44,155,510	43,575,198	3,489,094	24,801,146
Net increase (decrease) resulting from operations	(4,978,099)	(192,448,005)	147,525,277	(325,775,881)	94,711,053	(78,134,738)	28,065,583	(97,368,980)
Distributions to Shareholders
From net investment income:
Class A	(4,501,922)	—	—	—	—	—	—	—
Class B	(131,340)	—	—	—	—	—	—	—
Class C	(269,778)	—	—	—	—	—	—	—
Class Y	(1,059,827)	—	(2,922)	—	—	—	—	—
Class Z	(11,584,228)	—	(477,929)	—	—	—	—	—
From net realized gains:
Class A	—	(6,159,742)	—	(1,358,266)	—	—	—	—
Class B	—	(334,111)	—	(314,199)	—	—	—	—
Class C	—	(536,917)	—	(263,576)	—	—	—	—
Class R	—	—	—	(39,054)	—	—	—	—
Class T	—	—	—	(545,428)	—	—	—	—
Class Z	—	(15,741,630)	—	(25,919,329)	—	—	—	—
Total distributions to shareholders	(17,547,095)	(22,772,400)	(480,851)	(28,439,852)	—	—	—	—
Net Capital Stock Transactions	(42,268,547)	(110,942,583)	(53,440,704)	(2,385,092)	76,300,468	259,444,727	(22,636,544)	(36,348,719)
Redemption Fees	5,780	8,875	—	—	—	—	—	—
Increase from regulatory settlements	—	7,166,056	—	253,476	—	—	—	—
Total increase (decrease) in net assets	(64,787,961)	(318,988,057)	93,603,722	(356,347,349)	171,011,521	181,309,989	5,429,039	(133,717,699)
Net Assets
Beginning of period	570,014,878	889,002,935	1,051,817,155	1,408,164,504	590,833,293	409,523,304	267,625,128	401,342,827
End of period	505,226,917	570,014,878	1,145,420,877	1,051,817,155	761,844,814	590,833,293	273,054,167	267,625,128
Undistributed (Overdistributed) net investment income, at end of period	(7,504,715)	8,468,703	(1,211,335)	347,574	—	—	—	—
Accumulated net investment loss, at end of period	—	—	—	—	(3,479,067)	(251,701)	(1,458,687)	(22,060)

(a)  Class Y shares commenced operations on July 15, 2009.

See Accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Columbia Funds

Increase (Decrease) in Net Assets	Columbia Balanced Fund		Columbia Oregon Intermediate Municipal Bond Fund		Columbia Conservative High Yield Fund
	(Unaudited) Six Months Ended February 28, 2010 ($)	Year Ended August 31, 2009 ($)	(Unaudited) Six Months Ended February 28, 2010 ($)	Year Ended August 31, 2009 ($)	(Unaudited) Six Months Ended February 28, 2010 ($)	Year Ended August 31, 2009 ($)(a)(b)
Operations
Net investment income	2,224,576	4,481,770	8,379,433	16,323,054	22,425,216	38,137,345
Net realized gain (loss) on investments, foreign currency transactions, forward foreign currency exchange contracts, futures contracts and written options	6,734,215	(17,663,134)	429,288	(68,972)	5,990,572	(76,021,590)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and futures contracts	7,272,662	6,363,009	6,003,875	3,804,182	24,083,036	43,385,562
Net increase (decrease) resulting from operations	16,231,453	(6,818,355)	14,812,596	20,058,264	52,498,824	5,501,317
Distributions to Shareholders
From net investment income:
Class A	(216,282)	(280,981)	(302,225)	(455,891)	(3,111,362)	(4,836,008)
Class B	(40,759)	(115,048)	(7,489)	(17,932)	(980,039)	(2,089,701)
Class C	(76,323)	(98,834)	(195,742)	(299,764)	(1,070,510)	(1,576,170)
Class Y	—	—	—	—	(780,825)	(140,707)
Class Z	(2,123,698)	(4,322,287)	(7,864,602)	(15,530,146)	(17,125,294)	(30,149,732)
Total distributions to shareholders	(2,457,062)	(4,817,150)	(8,370,058)	(16,303,733)	(23,068,030)	(38,792,318)
Net Capital Stock Transactions	28,148,689	43,969,754	15,853,807	40,028,648	(17,069,506)	49,489,148
Increase from regulatory settlements	—	—	—	182,996	—	97,269
Total increase in net assets	41,923,080	32,334,249	22,296,345	43,966,175	12,361,288	16,295,416
Net Assets
Beginning of period	229,919,285	197,585,036	443,755,342	399,789,167	589,012,556	572,717,140
End of period	271,842,365	229,919,285	466,051,687	443,755,342	601,373,844	589,012,556
Undistributed (Overdistributed) net investment income, at end of period	481,030	713,516	467,740	458,365	—	—
Accumulated net investment loss, at end of period	—	—	—	—	(1,162,026)	(519,212)

(a)  Class Y shares commenced operations on July 15, 2009.

(b)  Class Y shares reflect activity for the period July 15, 2009 through August 31, 2009.

See Accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia International Stock Fund				Columbia Mid Cap Growth Fund
	(Unaudited) Six Months Ended February 28, 2010		Year Ended August 31, 2009 (a)(b)		(Unaudited) Six Months Ended February 28, 2010		Year Ended August 31, 2009 (a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	191,247	2,188,988	516,883	4,695,613	432,662	8,413,796	1,325,611	20,942,358
Distributions reinvested	363,978	4,014,675	637,490	5,520,581	—	—	92,517	1,247,914
Redemptions	(1,103,813)	(12,552,218)	(3,223,832)	(29,220,643)	(403,377)	(7,730,628)	(1,052,807)	(15,739,486)
Net increase (decrease)	(548,588)	(6,348,555)	(2,069,459)	(19,004,449)	29,285	683,168	365,321	6,450,786
Class B
Subscriptions	20,891	233,043	53,826	477,504	35,654	649,402	110,528	1,579,437
Distributions reinvested	10,460	111,606	34,698	290,772	—	—	22,692	290,458
Redemptions	(122,870)	(1,349,859)	(490,621)	(4,372,977)	(135,509)	(2,501,938)	(339,719)	(4,808,540)
Net decrease	(91,519)	(1,005,210)	(402,097)	(3,604,701)	(99,855)	(1,852,536)	(206,499)	(2,938,645)
Class C
Subscriptions	34,337	383,432	60,419	547,251	50,321	924,136	247,147	3,434,668
Distributions reinvested	19,792	212,370	48,757	410,531	—	—	16,018	205,511
Redemptions	(148,640)	(1,649,037)	(397,869)	(3,664,430)	(48,811)	(889,231)	(319,840)	(4,881,049)
Net increase (decrease)	(94,511)	(1,053,235)	(288,693)	(2,706,648)	1,510	34,905	(56,675)	(1,240,870)
Class R
Subscriptions	—	—	—	—	53,762	1,014,042	210,812	3,285,912
Distributions reinvested	—	—	—	—	—	—	2,133	28,557
Redemptions	—	—	—	—	(71,131)	(1,336,178)	(67,669)	(1,075,077)
Net increase (decrease)	—	—	—	—	(17,369)	(322,136)	145,276	2,239,392
Class T
Subscriptions	—	—	—	—	3,507	67,759	14,049	212,279
Distributions reinvested	—	—	—	—	—	—	39,726	536,305
Redemptions	—	—	—	—	(49,033)	(940,298)	(123,232)	(1,878,375)
Net decrease	—	—	—	—	(45,526)	(872,539)	(69,457)	(1,129,791)
Class Y
Subscriptions	302,897	3,392,237	2,967,379	31,160,000	25,130	498,078	266,736	4,450,800
Distributions reinvested	36	397	—	—	1	20	—	—
Redemptions	(127,962)	(1,500,000)	(239,693)	(2,583,893)	(81,213)	(1,500,000)	(96,154)	(1,696,154)
Net increase (decrease)	174,971	1,892,634	2,727,686	28,576,107	(56,082)	(1,001,902)	170,582	2,754,646
Class Z
Subscriptions	1,649,803	18,868,928	5,611,403	52,602,683	2,293,721	45,090,575	9,977,319	157,271,217
Distributions reinvested	258,384	2,880,935	826,429	7,239,240	13,416	266,166	1,250,287	17,216,609
Redemptions	(4,970,249)	(57,504,044)	(18,754,823)	(174,044,815)	(4,831,411)	(95,466,405)	(11,924,613)	(183,008,436)
Net decrease	(3,062,062)	(35,754,181)	(12,316,991)	(114,202,892)	(2,524,274)	(50,109,664)	(697,007)	(8,520,610)

(a)  Class Y shares commenced operations on July 15, 2009.

(b)  Class Y shares reflect activity for the period July 15, 2009 through August 31, 2009.

See Accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Small Cap Growth Fund I				Columbia Technology Fund
	(Unaudited) Six Months Ended February 28, 2010		Year Ended August 31, 2009 (a)(b)		(Unaudited) Six Months Ended February 28, 2010		Year Ended August 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	493,099	11,273,122	1,943,857	34,901,719	1,264,949	10,516,045	4,349,034	29,339,307
Redemptions	(493,847)	(11,318,221)	(920,396)	(17,183,781)	(2,891,645)	(23,797,892)	(7,726,142)	(49,825,236)
Net increase (decrease)	(748)	(45,099)	1,023,461	17,717,938	(1,626,696)	(13,281,847)	(3,377,108)	(20,485,929)
Class B
Subscriptions	8,854	195,383	66,830	1,233,954	33,669	271,172	143,829	927,078
Redemptions	(18,706)	(424,720)	(40,755)	(731,949)	(86,109)	(676,262)	(392,198)	(2,436,019)
Net increase (decrease)	(9,852)	(229,337)	26,075	502,005	(52,440)	(405,090)	(248,369)	(1,508,941)
Class C
Subscriptions	103,920	2,323,903	404,657	7,692,600	141,927	1,136,668	522,506	3,405,023
Redemptions	(49,646)	(1,119,378)	(214,776)	(3,870,815)	(644,410)	(5,076,650)	(1,892,006)	(12,137,396)
Net increase (decrease)	54,274	1,204,525	189,881	3,821,785	(502,483)	(3,939,982)	(1,369,500)	(8,732,373)
Class Y
Subscriptions	—	—	726,438	14,786,726	—	—	—	—
Redemptions	—	—	(49,261)	(1,011,823)	—	—	—	—
Net increase	—	—	677,177	13,774,903	—	—	—	—
Class Z
Subscriptions	6,347,642	146,272,628	16,638,266	317,334,603	3,834,789	32,239,501	9,291,739	61,587,346
Redemptions	(3,074,449)	(70,902,249)	(5,031,679)	(93,706,507)	(4,447,215)	(37,249,126)	(10,291,563)	(67,208,822)
Net increase (decrease)	3,273,193	75,370,379	11,606,587	223,628,096	(612,426)	(5,009,625)	(999,824)	(5,621,476)

(a)  Class Y shares commenced operations on July 15, 2009.

(b)  Class Y shares reflect activity for the period July 15, 2009 through August 31, 2009.

See Accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Balanced Fund				Columbia Oregon Intermediate Municipal Bond Fund
	(Unaudited) Six Months Ended February 28, 2010		Year Ended August 31, 2009		(Unaudited) Six Months Ended February 28, 2010		Year Ended August 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	702,530	16,547,505	708,774	14,496,979	511,743	6,295,182	645,220	7,740,369
Distributions reinvested	8,011	188,069	12,409	243,487	16,837	207,004	27,514	328,090
Redemptions	(183,241)	(4,347,395)	(314,065)	(6,131,842)	(111,382)	(1,366,910)	(244,240)	(2,938,693)
Net increase	527,300	12,388,179	407,118	8,608,624	417,198	5,135,276	428,494	5,129,766
Class B
Subscriptions	42,040	990,512	145,116	2,867,407	1,741	21,365	12,812	151,232
Distributions reinvested	1,570	36,801	5,350	104,942	397	4,879	1,103	13,131
Redemptions	(47,846)	(1,133,026)	(155,841)	(3,021,067)	(19,497)	(239,160)	(8,431)	(100,630)
Net increase (decrease)	(4,236)	(105,713)	(5,375)	(48,718)	(17,359)	(212,916)	5,484	63,733
Class C
Subscriptions	312,819	7,365,528	449,324	9,081,085	255,715	3,148,764	344,664	4,130,110
Distributions reinvested	2,635	61,850	4,417	85,684	7,627	93,761	10,716	127,847
Redemptions	(45,718)	(1,074,612)	(96,186)	(1,823,294)	(18,264)	(224,605)	(74,243)	(878,119)
Net increase	269,736	6,352,766	357,555	7,343,475	245,078	3,017,920	281,137	3,379,838
Class Z
Subscriptions	1,039,673	24,722,967	2,436,622	51,173,961	2,055,289	25,232,399	4,984,227	59,336,743
Distributions reinvested	78,127	1,829,524	210,989	4,140,192	468,937	5,765,796	969,877	11,543,269
Redemptions	(723,482)	(17,039,034)	(1,385,254)	(27,247,780)	(1,878,152)	(23,084,668)	(3,322,767)	(39,424,701)
Net increase	394,318	9,513,457	1,262,357	28,066,373	646,074	7,913,527	2,631,337	31,455,311

See Accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Conservative High Yield Fund
	(Unaudited) Six Months Ended February 28, 2010		Year Ended August 31, 2009 (a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	2,562,709	18,982,729	7,347,134	47,177,159
Distributions reinvested	339,483	2,518,081	629,430	4,106,780
Redemptions	(3,428,542)	(25,314,983)	(6,015,382)	(39,077,085)
Net increase (decrease)	(526,350)	(3,814,173)	1,961,182	12,206,854
Class B
Subscriptions	69,978	516,379	308,521	1,950,860
Distributions reinvested	91,575	679,022	224,041	1,452,365
Redemptions	(694,386)	(5,129,805)	(1,390,908)	(9,027,660)
Net decrease	(532,833)	(3,934,404)	(858,346)	(5,624,435)
Class C
Subscriptions	433,280	3,197,794	1,788,700	11,592,043
Distributions reinvested	97,301	721,569	167,490	1,094,947
Redemptions	(544,017)	(4,037,338)	(840,135)	(5,421,856)
Net increase (decrease)	(13,436)	(117,975)	1,116,055	7,265,134
Class Y
Subscriptions	148,733	1,100,000	2,586,030	18,015,831
Distributions reinvested	19,881	147,470	3,202	22,730
Redemptions	(57,559)	(423,000)	—	—
Net increase	111,055	824,470	2,589,232	18,038,561
Class Z
Subscriptions	7,340,316	54,396,534	24,712,911	158,824,736
Distributions reinvested	1,052,844	7,809,196	1,849,969	12,099,935
Redemptions	(9,801,431)	(72,233,154)	(23,662,625)	(153,321,637)
Net increase (decrease)	(1,408,271)	(10,027,424)	2,900,255	17,603,034

(a)  Class Y shares commenced operations on July 15, 2009.

(b)  Class Y shares reflect activity for the period July 15, 2009 through August 31, 2009.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class A Shares	2010		2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$11.15		$14.02		$19.93		$18.89		$15.76		$13.04
Income from Investment Operations:
Net investment income (a)	0.02		0.22		0.37	(b)	0.26		0.26		0.25
Net realized and unrealized gain (loss) on investments, foreign currency, foreign capital gains tax and written options	(0.18)		(2.81)		(3.43)		3.04		3.17		2.47
Total from investment operations	(0.16)		(2.59)		(3.06)		3.30		3.43		2.72
Less Distributions to Shareholders:
From net investment income	(0.34)		—		(0.64)		(0.29)		(0.13)		— (c)
From net realized gains	—		(0.42)		(2.21)		(1.97)		(0.17)		—
Total distributions to shareholders	(0.34)		(0.42)		(2.85)		(2.26)		(0.30)		— (c)
Redemption Fees:
Redemption fees added to paid-in-capital (a)(c)	—		—		—		—		—		—
Increase from regulatory settlements	—		0.14		—		—		—		—
Net Asset Value, End of Period	$10.65		$11.15		$14.02		$19.93		$18.89		$15.76
Total return (d)(e)	(1.50	)%(f)	(16.59)%		(17.74)%		18.46	%(g)	21.98%		20.89%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	1.40	%(i)	1.41%		1.23%		1.24%		1.19%		1.25%
Interest expense	—	%(i)(j)	—	%(j)	—	%(j)	—	%(j)	—	%(j)	—
Net expenses (h)	1.40	%(i)	1.41%		1.23%		1.24%		1.19%		1.25%
Waiver/Reimbursement	0.01	%(i)	0.06%		0.09%		0.10%		0.08%		0.09%
Net investment income (h)	0.40	%(i)	2.37%		2.17%		1.33%		1.49%		1.71%
Portfolio turnover rate	32	%(f)	118%		63%		65%		95%		66%
Net assets, end of period (000s)	$138,167		$150,743		$218,484		$297,149		$277,295		$71,270

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class B Shares	2010		2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$10.72		$13.61		$19.40		$18.44		$15.37		$12.81
Income from Investment Operations:
Net investment income (loss) (a)	(0.02)		0.14		0.20	(b)	0.09		0.11		0.07
Net realized and unrealized gain (loss) on investments, foreign currency, foreign capital gains tax and written options	(0.16)		(2.73)		(3.29)		2.99		3.14		2.49
Total from investment operations	(0.18)		(2.59)		(3.09)		3.08		3.25		2.56
Less Distributions to Shareholders:
From net investment income	(0.25)		—		(0.49)		(0.15)		(0.01)		—
From net realized gains	—		(0.42)		(2.21)		(1.97)		(0.17)		—
Total distributions to shareholders	(0.25)		(0.42)		(2.70)		(2.12)		(0.18)		—
Redemption Fees:
Redemption fees added to paid-in-capital (a)(c)	—		—		—		—		—		—
Increase from regulatory settlements	—		0.12		—		—		—		—
Net Asset Value, End of Period	$10.29		$10.72		$13.61		$19.40		$18.44		$15.37
Total return (d)(e)	(1.81	)%(f)	(17.26)%		(18.31)%		17.54	%(g)	21.30%		19.98%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	2.15	%(i)	2.16%		1.98%		1.99%		1.94%		2.01%
Interest expense	—	%(i)(j)	—	%(j)	—	%(j)	—	%(j)	—	%(j)	—
Net expenses (h)	2.15	%(i)	2.16%		1.98%		1.99%		1.94%		2.01%
Waiver/Reimbursement	0.01	%(i)	0.06%		0.09%		0.10%		0.08%		0.10%
Net investment income (loss) (h)	(0.33	)%(i)	1.57%		1.18%		0.49%		0.62%		0.47%
Portfolio turnover rate	32	%(f)	118%		63%		65%		95%		66%
Net assets, end of period (000s)	$5,191		$6,392		$13,580		$29,925		$42,585		$12,026

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class C Shares	2010		2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$10.78		$13.68		$19.49		$18.51		$15.43		$12.86
Income from Investment Operations:
Net investment income (loss) (a)	(0.02)		0.15		0.23	(b)	0.11		0.13		0.07
Net realized and unrealized gain (loss) on investments, foreign currency, foreign capital gains tax and written options	(0.16)		(2.76)		(3.34)		2.99		3.13		2.50
Total from investment operations	(0.18)		(2.61)		(3.11)		3.10		3.26		2.57
Less Distributions to Shareholders:
From net investment income	(0.25)		—		(0.49)		(0.15)		(0.01)		—
From net realized gains	—		(0.42)		(2.21)		(1.97)		(0.17)		—
Total distributions to shareholders	(0.25)		(0.42)		(2.70)		(2.12)		(0.18)		—
Redemption Fees:
Redemption fees added to paid-in-capital (a)(c)	—		—		—		—		—		—
Increase from regulatory settlements	—		0.13		—		—		—		—
Net Asset Value, End of Period	$10.35		$10.78		$13.68		$19.49		$18.51		$15.43
Total return (d)(e)	(1.79	)%(f)	(17.24)%		(18.33)%		17.59	%(g)	21.28%		19.98%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	2.15	%(i)	2.16%		1.98%		1.99%		1.94%		2.01%
Interest expense	—	%(i)(j)	—	%(j)	—	%(j)	—	%(j)	—	%(j)	—
Net expenses (h)	2.15	%(i)	2.16%		1.98%		1.99%		1.94%		2.01%
Waiver/Reimbursement	0.01	%(i)	0.06%		0.09%		0.10%		0.08%		0.10%
Net investment income (loss) (h)	(0.34	)%(i)	1.63%		1.38%		0.57%		0.75%		0.46%
Portfolio turnover rate	32	%(f)	118%		63%		65%		95%		66%
Net assets, end of period (000s)	$11,128		$12,615		$19,946		$29,144		$27,806		$904

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Stock Fund

Selected data for a share outstanding throughout each period is as follows:

Class Y Shares	(Unaudited) Six Months Ended February 28, 2010	Period Ended August 31, 2009 (a)
Net Asset Value, Beginning of Period	$11.30	$10.06
Income from Investment Operations:
Net investment income (b)	0.04	0.03
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(0.17)	1.21
Total from investment operations	(0.13)	1.24
Less Distributions to Shareholders:
From net investment income	(0.40)	—
Redemption Fees:
Redemption fees added to paid-in-capital (b)(c)	—	—
Net Asset Value, End of Period	$10.77	$11.30
Total return (d)(e)	(1.27)%	12.33%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)(g)	1.02%	0.99%
Interest expense (f)(h)	—%	—%
Net expenses (f)(g)	1.02%	0.99%
Net investment income (f)(g)	0.77%	2.05%
Portfolio turnover rate (e)	32%	118%
Net assets, end of period (000s)	$31,250	$30,818

(a)  Class Y shares commenced operations on July 15, 2009. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  Annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class Z Shares	2010		2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$11.30		$14.15		$20.09		$19.03		$15.85		$13.14
Income from Investment Operations:
Net investment income (a)	0.04		0.24		0.40	(b)	0.31		0.29		0.25
Net realized and unrealized gain (loss) on investments, foreign currency, foreign capital gains tax and written options	(0.18)		(2.80)		(3.44)		3.06		3.23		2.53
Total from investment operations	(0.14)		(2.56)		(3.04)		3.37		3.52		2.78
Less Distributions to Shareholders:
From net investment income	(0.38)		—		(0.69)		(0.34)		(0.17)		(0.07)
From net realized gains	—		(0.42)		(2.21)		(1.97)		(0.17)		—
Total distributions to shareholders	(0.38)		(0.42)		(2.90)		(2.31)		(0.34)		(0.07)
Redemption Fees:
Redemption fees added to paid-in-capital (a)(c)	—		—		—		—		—		—
Increase from regulatory settlements	—		0.13		—		—		—		—
Net Asset Value, End of Period	$10.78		$11.30		$14.15		$20.09		$19.03		$15.85
Total return (d)(e)	(1.37	)%(f)	(16.29)%		(17.52)%		18.73	%(g)	22.45%		21.20%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	1.15	%(i)	1.16%		0.98%		0.99%		0.94%		1.00%
Interest expense	—	%(i)(j)	—	%(j)	—	%(j)	—	%(j)	—	%(j)	—
Net expenses (h)	1.15	%(i)	1.16%		0.98%		0.99%		0.94%		1.00%
Waiver/Reimbursement	0.01	%(i)	0.06%		0.09%		0.10%		0.08%		0.10%
Net investment income (h)	0.67	%(i)	2.60%		2.32%		1.55%		1.63%		1.71%
Portfolio turnover rate	32	%(f)	118%		63%		65%		95%		66%
Net assets, end of period (000s)	$319,491		$369,448		$636,992		$1,011,212		$1,005,878		$964,495

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class A Shares	2010		2009	2008		2007		2006		2005
Net Asset Value, Beginning of Period	$17.58		$23.47	$27.51		$24.01		$22.16		$16.99
Income from Investment Operations:
Net investment loss (a)	(0.04)		(0.03)	(0.12)		(0.01	)(b)	(0.10)		(0.15)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	2.52		(5.37)	(0.06)		4.97		2.26		5.32
Total from investment operations	2.48		(5.40)	(0.18)		4.96		2.16		5.17
Less Distributions to Shareholders:
From net realized gains	—		(0.49)	(3.86)		(1.46)		(0.31)		—
Increase from regulatory settlements	—		— (c)	—		—		—		—
Net Asset Value, End of Period	$20.06		$17.58	$23.47		$27.51		$24.01		$22.16
Total return (d)	14.11	%(e)	(22.38)%	(2.21)%		21.24%		9.76	%(f)	30.43	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	1.23	%(h)	1.26%	1.18%		1.17%		1.21%		1.23%
Interest expense	—	%(h)(i)	—	—	%(i)	—	%(i)	—		—	%(i)
Net expenses (g)	1.23	%(h)	1.26%	1.18%		1.17%		1.21%		1.23%
Waiver/Reimbursement	—		—	—		—		0.01%		0.05%
Net investment loss (g)	(0.41	)%(h)	(0.20)%	(0.48)%		(0.05)%		(0.43)%		(0.76)%
Portfolio turnover rate	67	%(e)	160%	149%		171%		67%		104%
Net assets, end of period (000s)	$62,069		$53,881	$63,337		$49,614		$12,654		$6,078

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class B Shares	2010		2009	2008		2007		2006		2005
Net Asset Value, Beginning of Period	$16.59		$22.35	$26.47		$23.32		$21.69		$16.75
Income from Investment Operations:
Net investment loss (a)	(0.10)		(0.14)	(0.30)		(0.20	)(b)	(0.28)		(0.30)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	2.36		(5.13)	(0.04)		4.81		2.22		5.24
Total from investment operations	2.26		(5.27)	(0.34)		4.61		1.94		4.94
Less Distributions to Shareholders:
From net realized gains	—		(0.49)	(3.78)		(1.46)		(0.31)		—
Increase from regulatory settlements	—		— (c)	—		—		—		—
Net Asset Value, End of Period	$18.85		$16.59	$22.35		$26.47		$23.32		$21.69
Total return (d)	13.62	%(e)	(22.93)%	(2.92)%		20.33%		8.95	%(f)	29.49	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	1.98	%(h)	2.01%	1.93%		1.92%		1.96%		1.98%
Interest expense	—	%(h)(i)	—	—	%(i)	—	%(i)	—		—	%(i)
Net expenses (g)	1.98	%(h)	2.01%	1.93%		1.92%		1.96%		1.98%
Waiver/Reimbursement	—		—	—		—		0.01%		0.05%
Net investment loss (g)	(1.16	)%(h)	(0.95)%	(1.23)%		(0.79)%		(1.19)%		(1.51)%
Portfolio turnover rate	67	%(e)	160%	149%		171%		67%		104%
Net assets, end of period (000s)	$7,578		$8,322	$15,829		$19,472		$7,452		$6,377

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class C Shares	2010		2009	2008		2007		2006		2005
Net Asset Value, Beginning of Period	$16.63		$22.41	$26.53		$23.37		$21.74		$16.79
Income from Investment Operations:
Net investment loss (a)	(0.10)		(0.14)	(0.30)		(0.21	)(b)	(0.28)		(0.30)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	2.38		(5.15)	(0.04)		4.83		2.22		5.25
Total from investment operations	2.28		(5.29)	(0.34)		4.62		1.94		4.95
Less Distributions to Shareholders:
From net realized gains	—		(0.49)	(3.78)		(1.46)		(0.31)		—
Increase from regulatory settlements	—		— (c)	—		—		—		—
Net Asset Value, End of Period	$18.91		$16.63	$22.41		$26.53		$23.37		$21.74
Total return (d)	13.71	%(e)	(22.96)%	(2.91)%		20.33%		8.93	%(f)	29.48	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	1.98	%(h)	2.01%	1.93%		1.92%		1.96%		1.98%
Interest expense	—	%(h)(i)	—	—	%(i)	—	%(i)	—		—	%(i)
Net expenses (g)	1.98	%(h)	2.01%	1.93%		1.92%		1.96%		1.98%
Waiver/Reimbursement	—		—	—		—		0.01%		0.05%
Net investment loss (g)	(1.15	)%(h)	(0.95)%	(1.23)%		(0.81)%		(1.16)%		(1.52)%
Portfolio turnover rate	67	%(e)	160%	149%		171%		67%		104%
Net assets, end of period (000s)	$10,380		$9,106	$13,540		$8,237		$2,454		$674

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,					Period Ended August 31,
Class R Shares	2010		2009	2008		2007		2006 (a)
Net Asset Value, Beginning of Period	$17.42		$23.32	$27.39		$23.97		$24.44
Income from Investment Operations:
Net investment loss (b)	(0.06)		(0.07)	(0.18)		(0.15	)(c)	(0.10)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	2.49		(5.34)	(0.06)		5.03		(0.37)
Total from investment operations	2.43		(5.41)	(0.24)		4.88		(0.47)
Less Distributions to Shareholders:
From net realized gains	—		(0.49)	(3.83)		(1.46)		—
Increase from regulatory settlements	—		— (d)	—		—		—
Net Asset Value, End of Period	$19.85		$17.42	$23.32		$27.39		$23.97
Total return (e)	13.95	%(f)	(22.57)%	(2.44)%		20.93%		(1.92	)%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	1.48	%(h)	1.51%	1.43%		1.42%		1.47	%(h)
Interest expense	—	%(h)(i)	—	—	%(i)	—	%(i)	—
Net expenses (g)	1.48	%(h)	1.51%	1.43%		1.42%		1.47	%(h)
Net investment loss (g)	(0.65	)%(h)	(0.45)%	(0.74)%		(0.57)%		(0.66	)%(h)
Portfolio turnover rate	67	%(f)	160%	149%		171%		67%
Net assets, end of period (000s)	$4,072		$3,876	$1,800		$908		$57

(a)  Class R shares were initially offered on January 23, 2006.Total return reflects activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class T Shares	2010		2009	2008		2007		2006		2005
Net Asset Value, Beginning of Period	$17.58		$23.48	$27.53		$24.04		$22.20		$17.03
Income from Investment Operations:
Net investment loss (a)	(0.04)		(0.04)	(0.14)		(0.03	)(b)	(0.12)		(0.16)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	2.52		(5.37)	(0.06)		4.98		2.27		5.33
Total from investment operations	2.48		(5.41)	(0.20)		4.95		2.15		5.17
Less Distributions to Shareholders:
From net realized gains	—		(0.49)	(3.85)		(1.46)		(0.31)		—
Increase from regulatory settlements	—		— (c)	—		—		—		—
Net Asset Value, End of Period	$20.06		$17.58	$23.48		$27.53		$24.04		$22.20
Total return (d)	14.11	%(e)	(22.41)%	(2.27)%		21.17%		9.70	%(f)	30.36	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	1.28	%(h)	1.31%	1.23%		1.22%		1.26%		1.28%
Interest expense	—	%(h)(i)	—	—	%(i)	—	%(i)	—		—	%(i)
Net expenses (g)	1.28	%(h)	1.31%	1.23%		1.22%		1.26%		1.28%
Waiver/Reimbursement	—		—	—		—		0.01%		0.05%
Net investment loss (g)	(0.46	)%(h)	(0.25)%	(0.53)%		(0.10)%		(0.50)%		(0.82)%
Portfolio turnover rate	67	%(e)	160%	149%		171%		67%		104%
Net assets, end of period (000s)	$20,586		$18,847	$26,801		$29,282		$27,101		$27,969

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

Class Y Shares	(Unaudited) Six Months Ended February 28, 2010		Period Ended August 31, 2009 (a)
Net Asset Value, Beginning of Period	$17.98		$16.18
Income from Investment Operations:
Net investment income (b)	—		0.01
Net realized and unrealized gain on investments and foreign currency	2.57		1.79
Total from investment operations	2.57		1.80
Less Distributions to Shareholders:
From net investment income	(0.03)		—
Net Asset Value, End of Period	$20.52		$17.98
Total return (c)(d)	14.32%		11.12%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)(f)	0.85%		0.86%
Interest expense	—	%(f)(g)	—
Net expenses (e)(f)	0.85%		0.86%
Net investment income (loss) (e)(f)	(0.04)%		0.31%
Portfolio turnover rate (d)	67%		160%
Net assets, end of period (000s)	$2,349		$3,067

(a)  Class Y shares commenced operations on July 15, 2009. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class Z Shares	2010		2009	2008		2007		2006		2005
Net Asset Value, Beginning of Period	$17.98		$23.92	$27.93		$24.35		$22.41		$17.14
Income from Investment Operations:
Net investment income (loss) (a)	(0.02)		0.01	(0.06)		0.05	(b)	(0.05)		(0.10)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	2.58		(5.46)	(0.07)		5.04		2.30		5.37
Total from investment operations	2.56		(5.45)	(0.13)		5.09		2.25		5.27
Less Distributions to Shareholders:
From net investment income	(0.01)		—	—		(0.05)		—		—
From net realized gains	—		(0.49)	(3.88)		(1.46)		(0.31)		—
Total distributions to shareholders	(0.01)		(0.49)	(3.88)		(1.51)		(0.31)		—
Increase from regulatory settlements	—		— (c)	—		—		—		—
Net Asset Value, End of Period	$20.53		$17.98	$23.92		$27.93		$24.35		$22.41
Total return (d)	14.24	%(e)	(22.16)%	(1.97)%		21.49%		10.06	%(f)	30.75	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	0.98	%(h)	1.01%	0.93%		0.92%		0.96%		0.98%
Interest expense	—	%(h)(i)	—	—	%(i)	—	%(i)	—		—	%(i)
Net expenses (g)	0.98	%(h)	1.01%	0.93%		0.92%		0.96%		0.98%
Waiver/Reimbursement	—		—	—		—		0.01%		0.05%
Net investment income (loss) (g)	(0.16	)%(h)	0.05%	(0.23)%		0.20%		(0.20)%		(0.52)%
Portfolio turnover rate	67	%(e)	160%	149%		171%		67%		104%
Net assets, end of period (000s)	$1,038,386		$954,718	$1,286,857		$1,452,707		$807,089		$799,505

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.07 per share.

(c)  Rounds to less than $0.01.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Growth Fund I

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,						Period Ended August 31,
Class A Shares	2010		2009		2008		2007		2006 (a)
Net Asset Value, Beginning of Period	$20.82		$27.82		$31.69		$30.29		$27.47
Income from Investment Operations:
Net investment loss (b)	(0.13)		(0.19)		(0.24)		(0.25)		(0.30)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	3.31		(6.81)		0.17		6.38		4.01
Total from investment operations	3.18		(7.00)		(0.07)		6.13		3.71
Less Distributions to Shareholders:
From net realized gains	—		—		(3.80)		(4.73)		(0.89)
Net Asset Value, End of Period	$24.00		$20.82		$27.82		$31.69		$30.29
Total return (c)	15.27	%(d)	(25.16	)%(e)	(1.34	)%(f)	21.96%		13.73	%(d)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	1.31	%(h)	1.37%		1.37%		1.40%		1.46	%(h)
Interest expense	—	%(h)(i)	—		—		—	%(i)	—	%(h)(i)
Net expenses (g)	1.31	%(h)	1.37%		1.37%		1.40%		1.46	%(h)
Waiver/Reimbursement	—		0.03%		—		—		—
Net investment loss (g)	(1.15	)%(h)	(1.01)%		(0.82)%		(0.82)%		(1.15	)%(h)
Portfolio turnover rate	73	%(d)	149%		165%		151%		109	%(d)
Net assets, end of period (000s)	$62,659		$54,384		$44,184		$18,430		$2,836

(a)  Class A shares were initially offered on November 1, 2005.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Growth Fund I

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,						Period Ended August 31,
Class B Shares	2010		2009		2008		2007		2006 (a)
Net Asset Value, Beginning of Period	$20.35		$27.39		$31.26		$30.14		$27.47
Income from Investment Operations:
Net investment loss (b)	(0.21)		(0.32)		(0.45)		(0.48)		(0.50)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	3.22		(6.72)		0.14		6.33		4.06
Total from investment operations	3.01		(7.04)		(0.31)		5.85		3.56
Less Distributions to Shareholders:
From net realized gains	—		—		(3.56)		(4.73)		(0.89)
Net Asset Value, End of Period	$23.36		$20.35		$27.39		$31.26		$30.14
Total return (c)	14.79	%(d)	(25.70	)%(e)	(2.10	)%(f)	21.05%		13.17	%(d)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	2.06	%(h)	2.12%		2.12%		2.15%		2.21	%(h)
Interest expense	—	%(h)(i)	—		—		—	%(i)	—	%(h)(i)
Net expenses (g)	2.06	%(h)	2.12%		2.12%		2.15%		2.21	%(h)
Waiver/Reimbursement	—		0.03%		—		—		—
Net investment loss (g)	(1.90	)%(h)	(1.75)%		(1.57)%		(1.57)%		(1.92	)%(h)
Portfolio turnover rate	73	%(d)	149%		165%		151%		109	%(d)
Net assets, end of period (000s)	$2,778		$2,620		$2,812		$1,254		$521

(a)  Class B shares were initially offered on November 1, 2005.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Growth Fund I

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,						Period Ended August 31,
Class C Shares	2010		2009		2008		2007		2006 (a)
Net Asset Value, Beginning of Period	$20.35		$27.37		$31.25		$30.14		$27.47
Income from Investment Operations:
Net investment loss (b)	(0.21)		(0.32)		(0.44)		(0.48)		(0.49)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	3.22		(6.70)		0.12		6.32		4.05
Total from investment operations	3.01		(7.02)		(0.32)		5.84		3.56
Less Distributions to Shareholders:
From net realized gains	—		—		(3.56)		(4.73)		(0.89)
Net Asset Value, End of Period	$23.36		$20.35		$27.37		$31.25		$30.14
Total return (c)	14.79	%(d)	(25.65	)%(e)	(2.14	)%(f)	21.02%		13.17	%(d)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	2.06	%(h)	2.12%		2.12%		2.15%		2.21	%(h)
Interest expense	—	%(h)(i)	—		—		—	%(i)	—	%(h)(i)
Net expenses (g)	2.06	%(h)	2.12%		2.12%		2.15%		2.21	%(h)
Waiver/Reimbursement	—		0.03%		—		—		—
Net investment loss (g)	(1.90	)%(h)	(1.75)%		(1.57)%		(1.56)%		(1.92	)%(h)
Portfolio turnover rate	73	%(d)	149%		165%		151%		109	%(d)
Net assets, end of period (000s)	$12,856		$10,093		$8,382		$2,303		$427

(a)  Class C shares were initially offered on November 1, 2005.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Growth Fund I

Selected data for a share outstanding throughout each period is as follows:

Class Y Shares	(Unaudited) Six Months Ended February 28, 2010		Period Ended August 31, 2009 (a)
Net Asset Value, Beginning of Period	$21.00		$19.21
Income from Investment Operations:
Net investment loss (b)	(0.09)		(0.03)
Net realized and unrealized gain on investments and foreign currency	3.34		1.82
Total from investment operations	3.25		1.79
Net Asset Value, End of Period	$24.25		$21.00
Total return (c)(d)	15.48%		9.32%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)(f)	0.93%		1.03%
Interest expense	—	%(f)(g)	—
Net expenses (e)(f)	0.93%		1.03%
Net investment loss (e)(f)	(0.77)%		(0.96)%
Portfolio turnover rate (d)	73%		149%
Net assets, end of period (000s)	$16,418		$14,222

(a)  Class Y shares commenced operations on July 15, 2009. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Growth Fund I

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended
	February 28,		Year Ended August 31,
Class Z Shares	2010		2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$21.00		$27.99		$31.86		$30.36		$27.80		$21.32
Income from Investment Operations:
Net investment loss (a)	(0.10)		(0.14)		(0.17)		(0.18)		(0.29)		(0.24)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	3.33		(6.85)		0.18		6.41		3.74		6.72
Total from investment operations	3.23		(6.99)		0.01		6.23		3.45		6.48
Less Distributions to Shareholders:
From net investment income	—		—		—		—	(b)	—		—
From net realized gains	—		—		(3.88)		(4.73)		(0.89)		—
Total distributions to shareholders	—		—		(3.88)		(4.73)		(0.89)		—
Net Asset Value, End of Period	$24.23		$21.00		$27.99		$31.86		$30.36		$27.80
Total return (c)	15.38	%(d)	(24.97	)%(e)	(1.09	)%(f)	22.28%		12.64	%(e)	30.39	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	1.06	%(i)	1.12%		1.12%		1.15%		1.20%		1.16%
Interest expense	—	%(i)(j)	—		—		—	%(j)	—	%(j)	—	%(j)
Net expenses (h)	1.06	%(i)	1.12%		1.12%		1.15%		1.20%		1.16%
Waiver/Reimbursement	—		0.03%		—		—		—	%(j)	—
Net investment loss (h)	(0.90	)%(i)	(0.76)%		(0.57)%		(0.59)%		(0.96)%		(0.99)%
Portfolio turnover rate	73	%(d)	149%		165%		151%		109%		114%
Net assets, end of period (000s)	$667,134		$509,514		$354,145		$220,887		$193,493		$214,659

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  Total return includes a reimbursement of loss experienced by the Fund due to compliance violation. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Technology Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended
	February 28,		Year Ended August 31,
Class A Shares	2010		2009		2008	2007		2006		2005
Net Asset Value, Beginning of Period	$7.58		$9.72		$11.62	$9.33		$8.77		$6.50
Income from Investment Operations:
Net investment loss (a)	(0.04)		(0.05)		(0.07)	(0.10)		(0.09)		(0.04)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and written options	0.84		(2.09)		(1.22)	2.39		1.21		2.31
Total from investment operations	0.80		(2.14)		(1.29)	2.29		1.12		2.27
Less Distributions to Shareholders:
From net realized gains	—		—		(0.61)	—		(0.56)		—
Net Asset Value, End of Period	$8.38		$7.58		$9.72	$11.62		$9.33		$8.77
Total return (b)	10.55	%(c)	(22.02	)%(d)	(12.13)%	24.54%		12.78	%(d)	34.92	%(d)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (e)	1.44	%(f)	1.46%		1.36%	1.46%		1.45%		1.85%
Interest expense	—	%(f)(g)	—		—	—	%(g)	—	%(g)	—
Net expenses (e)	1.44	%(f)	1.46%		1.36%	1.46%		1.45%		1.85%
Waiver/Reimbursement	—		0.07%		—	—		—	%(g)	0.06%
Net investment loss (e)	(1.10	)%(f)	(0.80)%		(0.69)%	(0.96)%		(0.95)%		(1.47)%
Portfolio turnover rate	95	%(c)	284%		263%	210%		350%		328%
Net assets, end of period (000s)	$76,343		$81,321		$137,181	$109,541		$75,996		$14,696

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Not annualized.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Technology Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended
	February 28,		Year Ended August 31,
Class B Shares	2010		2009		2008	2007		2006		2005
Net Asset Value, Beginning of Period	$7.26		$9.39		$11.25	$9.10		$8.57		$6.40
Income from Investment Operations:
Net investment loss (a)	(0.07)		(0.10)		(0.15)	(0.17)		(0.16)		(0.17)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and written options	0.82		(2.03)		(1.19)	2.32		1.19		2.34
Total from investment operations	0.75		(2.13)		(1.34)	2.15		1.03		2.17
Less Distributions to Shareholders:
From net realized gains	—		—		(0.52)	—		(0.50)		—
Net Asset Value, End of Period	$8.01		$7.26		$9.39	$11.25		$9.10		$8.57
Total return (b)	10.33	%(c)	(22.68	)%(d)	(12.80)%	23.63%		11.98	%(d)	33.91	%(d)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (e)	2.19	%(f)	2.21%		2.11%	2.21%		2.20%		2.60%
Interest expense	—	%(f)(g)	—		—	—	%(g)	—	%(g)	—
Net expenses (e)	2.19	%(f)	2.21%		2.11%	2.21%		2.20%		2.60%
Waiver/Reimbursement	—		0.07%		—	—		—	%(g)	0.06%
Net investment loss (e)	(1.85	)%(f)	(1.55)%		(1.43)%	(1.70)%		(1.70)%		(2.29)%
Portfolio turnover rate	95	%(c)	284%		263%	210%		350%		328%
Net assets, end of period (000s)	$6,818		$6,562		$10,812	$10,580		$7,823		$3,183

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Not annualized.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Technology Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended
	February 28,		Year Ended August 31,
Class C Shares	2010		2009		2008	2007		2006		2005
Net Asset Value, Beginning of Period	$7.27		$9.41		$11.27	$9.12		$8.59		$6.41
Income from Investment Operations:
Net investment loss (a)	(0.07)		(0.10)		(0.15)	(0.17)		(0.16)		(0.17)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and written options	0.82		(2.04)		(1.19)	2.32		1.19		2.35
Total from investment operations	0.75		(2.14)		(1.34)	2.15		1.03		2.18
Less Distributions to Shareholders:
From net realized gains	—		—		(0.52)	—		(0.50)		—
Net Asset Value, End of Period	$8.02		$7.27		$9.41	$11.27		$9.12		$8.59
Total return (b)	10.32	%(c)	(22.74	)%(d)	(12.78)%	23.57%		11.95	%(d)	34.01	%(d)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (e)	2.19	%(f)	2.21%		2.11%	2.21%		2.20%		2.60%
Interest expense	—	%(f)(g)	—		—	—	%(g)	—	%(g)	—
Net expenses (e)	2.19	%(f)	2.21%		2.11%	2.21%		2.20%		2.60%
Waiver/Reimbursement	—		0.07%		—	—		—	%(g)	0.06%
Net investment loss (e)	(1.85	)%(f)	(1.55)%		(1.45)%	(1.70)%		(1.70)%		(2.23)%
Portfolio turnover rate	95	%(c)	284%		263%	210%		350%		328%
Net assets, end of period (000s)	$22,891		$24,410		$44,466	$36,325		$21,018		$1,972

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Annualized.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Not annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Technology Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended
	February 28,		Year Ended August 31,
Class Z Shares	2010		2009		2008	2007		2006		2005
Net Asset Value, Beginning of Period	$7.70		$9.86		$11.78	$9.43		$8.86		$6.55
Income from Investment Operations:
Net investment loss (a)	(0.04)		(0.04)		(0.05)	(0.08)		(0.07)		(0.10)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and written options	0.87		(2.12)		(1.23)	2.43		1.22		2.41
Total from investment operations	0.83		(2.16)		(1.28)	2.35		1.15		2.31
Less Distributions to Shareholders:
From net realized gains	—		—		(0.64)	—		(0.58)		—
Net Asset Value, End of Period	$8.53		$7.70		$9.86	$11.78		$9.43		$8.86
Total return (b)	10.78	%(c)	(21.91	)%(d)	(11.93)%	24.92%		13.01	%(d)	35.27	%(d)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (e)	1.19	%(f)	1.21%		1.11%	1.21%		1.20%		1.60%
Interest expense	—	%(f)(g)	—		—	—	%(g)	—	%(g)	—
Net expenses (e)	1.19	%(f)	1.21%		1.11%	1.21%		1.20%		1.60%
Waiver/Reimbursement	—		0.07%		—	—		—	%(g)	0.06%
Net investment loss (e)	(0.84	)%(f)	(0.54)%		(0.45)%	(0.70)%		(0.71)%		(1.29)%
Portfolio turnover rate	95	%(c)	284%		263%	210%		350%		328%
Net assets, end of period (000s)	$167,001		$155,332		$208,883	$137,420		$70,767		$40,947

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Not annualized.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Balanced Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended
	February 28,		Year Ended August 31,
Class A Shares	2010		2009	2008	2007	2006		2005
Net Asset Value, Beginning of Period	$22.46		$24.03	$24.77	$22.51	$21.75		$19.86
Income from Investment Operations:
Net investment income (a)	0.19		0.47	0.53	0.48	0.38		0.02 (b)
Net realized and unrealized gain (loss) on investments and futures contracts	1.37		(1.52)	(0.56)	2.26	0.78		2.28
Total from investment operations	1.56		(1.05)	(0.03)	2.74	1.16		2.30
Less Distributions to Shareholders:
From net investment income	(0.22)		(0.52)	(0.56)	(0.48)	(0.40)		(0.41)
From net realized gains	—		—	(0.15)	—	—		—
Total distributions to shareholders	(0.22)		(0.52)	(0.71)	(0.48)	(0.40)		(0.41)
Net Asset Value, End of Period	$23.80		$22.46	$24.03	$24.77	$22.51		$21.75
Total return (c)	6.95	%(d)	(4.03)%	(0.22)%	12.26%	5.40	%(e)	11.72%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (f)	0.98	%(g)	1.04%	0.99%	1.02%	0.98%		1.02%
Interest expense	—		—	—	—	—	%(h)	—
Net expenses (f)	0.98	%(g)	1.04%	0.99%	1.02%	0.98%		1.02%
Waiver/Reimbursement	—		—	—	—	0.01%		—
Net investment income (f)	1.63	%(g)	2.33%	2.14%	1.98%	1.71%		1.80%
Portfolio turnover rate	40	%(d)	102%	94%	78%	59%		63%
Net assets, end of period (000s)	$32,840		$19,152	$10,712	$6,582	$4,137		$3,378

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Balanced Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended
	February 28,		Year Ended August 31,
Class B Shares	2010		2009	2008	2007	2006		2005
Net Asset Value, Beginning of Period	$22.41		$23.99	$24.73	$22.47	$21.72		$19.83
Income from Investment Operations:
Net investment income (a)	0.10		0.32	0.34	0.29	0.21		0.01 (b)
Net realized and unrealized gain (loss) on investments and futures contracts	1.37		(1.53)	(0.56)	2.27	0.78		2.14
Total from investment operations	1.47		(1.21)	(0.22)	2.56	0.99		2.15
Less Distributions to Shareholders:
From net investment income	(0.13)		(0.37)	(0.37)	(0.30)	(0.24)		(0.26)
From net realized gains	—		—	(0.15)	—	—		—
Total distributions to shareholders	(0.13)		(0.37)	(0.52)	(0.30)	(0.24)		(0.26)
Net Asset Value, End of Period	$23.75		$22.41	$23.99	$24.73	$22.47		$21.72
Total return (c)	6.57	%(d)	(4.82)%	(0.97)%	11.45%	4.57	%(e)	10.91%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (f)	1.73	%(g)	1.79%	1.74%	1.77%	1.73%		1.77%
Interest expense	—		—	—	—	—	%(h)	—
Net expenses (f)	1.73	%(g)	1.79%	1.74%	1.77%	1.73%		1.77%
Waiver/Reimbursement	—		—	—	—	0.01%		—
Net investment income (f)	0.88	%(g)	1.63%	1.37%	1.20%	0.95%		1.07%
Portfolio turnover rate	40	%(d)	102%	94%	78%	59%		63%
Net assets, end of period (000s)	$7,246		$6,934	$7,551	$6,955	$7,213		$8,149

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Balanced Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended
	February 28,		Year Ended August 31,
Class C Shares	2010		2009	2008	2007	2006		2005
Net Asset Value, Beginning of Period	$22.42		$23.99	$24.73	$22.48	$21.72		$19.83
Income from Investment Operations:
Net investment income (a)	0.10		0.31	0.34	0.29	0.21		0.01 (b)
Net realized and unrealized gain (loss) on investments and futures contracts	1.36		(1.51)	(0.56)	2.26	0.79		2.14
Total from investment operations	1.46		(1.20)	(0.22)	2.55	1.00		2.15
Less Distributions to Shareholders:
From net investment income	(0.13)		(0.37)	(0.37)	(0.30)	(0.24)		(0.26)
From net realized gains	—		—	(0.15)	—	—		—
Total distributions to shareholders	(0.13)		(0.37)	(0.52)	(0.30)	(0.24)		(0.26)
Net Asset Value, End of Period	$23.75		$22.42	$23.99	$24.73	$22.48		$21.72
Total return (c)	6.52	%(d)	(4.77)%	(0.97)%	11.40%	4.62	%(e)	10.91%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (f)	1.73	%(g)	1.79%	1.74%	1.77%	1.73%		1.77%
Interest expense	—		—	—	—	—	%(h)	—
Net expenses (f)	1.73	%(g)	1.79%	1.74%	1.77%	1.73%		1.77%
Waiver/Reimbursement	—		—	—	—	0.01%		—
Net investment income (f)	0.88	%(g)	1.57%	1.39%	1.20%	0.98%		1.06%
Portfolio turnover rate	40	%(d)	102%	94%	78%	59%		63%
Net assets, end of period (000s)	$18,076		$11,014	$3,209	$1,887	$1,491		$952

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Balanced Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended
	February 28,		Year Ended August 31,
Class Z Shares	2010		2009	2008	2007	2006		2005
Net Asset Value, Beginning of Period	$22.43		$24.02	$24.75	$22.50	$21.74		$19.84
Income from Investment Operations:
Net investment income (a)	0.22		0.52	0.58	0.53	0.43		0.01 (b)
Net realized and unrealized gain (loss) on investments and futures contracts	1.37		(1.54)	(0.54)	2.26	0.79		2.36
Total from investment operations	1.59		(1.02)	0.04	2.79	1.22		2.37
Less Distributions to Shareholders:
From net investment income	(0.25)		(0.57)	(0.62)	(0.54)	(0.46)		(0.47)
From net realized gains	—		—	(0.15)	—	—		—
Total distributions to shareholders	(0.25)		(0.57)	(0.77)	(0.54)	(0.46)		(0.47)
Net Asset Value, End of Period	$23.77		$22.43	$24.02	$24.75	$22.50		$21.74
Total return (c)	7.09	%(d)	(3.87)%	0.07%	12.49%	5.66	%(e)	12.06%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (f)	0.73	%(g)	0.79%	0.74%	0.77%	0.73%		0.77%
Interest expense	—		—	—	—	—	%(h)	—
Net expenses (f)	0.73	%(g)	0.79%	0.74%	0.77%	0.73%		0.77%
Waiver/Reimbursement	—		—	—	—	0.01%		—
Net investment income (f)	1.88	%(g)	2.62%	2.35%	2.19%	1.94%		2.11%
Portfolio turnover rate	40	%(d)	102%	94%	78%	59%		63%
Net assets, end of period (000s)	$213,680		$192,819	$176,113	$196,615	$226,694		$301,109

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Oregon Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class A Shares	2010		2009		2008		2007	2006		2005
Net Asset Value, Beginning of Period	$12.17		$12.07		$12.02		$12.24	$12.45		$12.45
Income from Investment Operations:
Net investment income (a)	0.21		0.45		0.46		0.46	0.45		0.46
Net realized and unrealized gain (loss) on investments and futures contracts	0.17		0.09		0.05		(0.23)	(0.20)		0.03
Total from investment operations	0.38		0.54		0.51		0.23	0.25		0.49
Less Distributions to Shareholders:
From net investment income	(0.21)		(0.45)		(0.46)		(0.45)	(0.46)		(0.45)
From net realized gains	—		—		—		—	—		(0.04)
Total distributions to shareholders	(0.21)		(0.45)		(0.46)		(0.45)	(0.46)		(0.49)
Increase from regulatory settlements	—		0.01		—		—	—		—
Net Asset Value, End of Period	$12.34		$12.17		$12.07		$12.02	$12.24		$12.45
Total return (b)	3.16	%(c)(d)	4.70	%(d)	4.31	%(d)	1.92%	2.05	%(d)	4.05%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.77	%(f)	0.75%		0.77%		0.88%	0.89%		0.89%
Waiver/Reimbursement	0.11	%(f)	0.14%		0.10%		—	—	%(g)	—
Net investment income (e)	3.48	%(f)	3.74%		3.78%		3.73%	3.72%		3.71%
Portfolio turnover rate	6	%(c)	8%		5%		16%	2%		9%
Net assets, end of period (000s)	$20,880		$15,507		$10,210		$5,519	$6,507		$4,300

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Not annualized.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Oregon Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class B Shares	2010		2009		2008		2007	2006		2005
Net Asset Value, Beginning of Period	$12.17		$12.07		$12.02		$12.24	$12.45		$12.45
Income from Investment Operations:
Net investment income (a)	0.17		0.36		0.37		0.36	0.37		0.37
Net realized and unrealized gain (loss) on investments and futures contracts	0.17		0.09		0.05		(0.22)	(0.22)		0.03
Total from investment operations	0.34		0.45		0.42		0.14	0.15		0.40
Less Distributions to Shareholders:
From net investment income	(0.17)		(0.36)		(0.37)		(0.36)	(0.36)		(0.36)
From net realized gains	—		—		—		—	—		(0.04)
Total distributions to shareholders	(0.17)		(0.36)		(0.37)		(0.36)	(0.36)		(0.40)
Increase from regulatory settlements	—		0.01		—		—	—		—
Net Asset Value, End of Period	$12.34		$12.17		$12.07		$12.02	$12.24		$12.45
Total return (b)	2.78	%(c)(d)	3.92	%(d)	3.56	%(d)	1.16%	1.29	%(d)	3.26%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.52	%(f)	1.50%		1.52%		1.63%	1.64%		1.64%
Waiver/Reimbursement	0.11	%(f)	0.14%		0.10%		—	—	%(g)	—
Net investment income (e)	2.76	%(f)	3.02%		3.08%		2.98%	3.00%		2.96%
Portfolio turnover rate	6	%(c)	8%		5%		16%	2%		9%
Net assets, end of period (000s)	$436		$641		$570		$842	$913		$1,226

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Not annualized.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Oregon Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class C Shares	2010		2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$12.17		$12.07	$12.02	$12.24	$12.45	$12.45
Income from Investment Operations:
Net investment income (a)	0.19		0.40	0.41	0.40	0.41	0.41
Net realized and unrealized gain (loss) on investments and futures contracts	0.17		0.09	0.05	(0.21)	(0.21)	0.03
Total from investment operations	0.36		0.49	0.46	0.19	0.20	0.44
Less Distributions to Shareholders:
From net investment income	(0.19)		(0.40)	(0.41)	(0.41)	(0.41)	(0.40)
From net realized gains	—		—	—	—	—	(0.04)
Total distributions to shareholders	(0.19)		(0.40)	(0.41)	(0.41)	(0.41)	(0.44)
Increase from regulatory settlements	—		0.01	—	—	—	—
Net Asset Value, End of Period	$12.34		$12.17	$12.07	$12.02	$12.24	$12.45
Total return (b)(c)	2.96	%(d)	4.28%	3.88%	1.52%	1.64%	3.64%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.17	%(f)	1.15%	1.17%	1.28%	1.29%	1.29%
Waiver/Reimbursement	0.46	%(f)	0.49%	0.45%	0.35%	0.35%	0.35%
Net investment income (e)	3.08	%(f)	3.34%	3.36%	3.33%	3.33%	3.31%
Portfolio turnover rate	6	%(d)	8%	5%	16%	2%	9%
Net assets, end of period (000s)	$14,519		$11,332	$7,847	$1,097	$616	$601

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Oregon Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class Z Shares	2010		2009		2008		2007	2006		2005
Net Asset Value, Beginning of Period	$12.17		$12.07		$12.02		$12.24	$12.45		$12.45
Income from Investment Operations:
Net investment income (a)	0.23		0.48		0.49		0.49	0.49		0.49
Net realized and unrealized gain (loss) on investments and futures contracts	0.17		0.09		0.05		(0.23)	(0.21)		0.03
Total from investment operations	0.40		0.57		0.54		0.26	0.28		0.52
Less Distributions to Shareholders:
From net investment income	(0.23)		(0.48)		(0.49)		(0.48)	(0.49)		(0.48)
From net realized gains	—		—		—		—	—		(0.04)
Total distributions to shareholders	(0.23)		(0.48)		(0.49)		(0.48)	(0.49)		(0.52)
Increase from regulatory settlements	—		0.01		—		—	—		—
Net Asset Value, End of Period	$12.34		$12.17		$12.07		$12.02	$12.24		$12.45
Total return (b)	3.29	%(c)(d)	4.96	%(d)	4.59	%(d)	2.18%	2.31	%(d)	4.31%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (e)	0.52	%(f)	0.50%		0.52%		0.63%	0.64%		0.64%
Waiver/Reimbursement	0.11	%(f)	0.14%		0.10%		—	—	%(g)	—
Net investment income (e)	3.74	%(f)	4.02%		4.07%		3.98%	3.99%		3.96%
Portfolio turnover rate	6	%(c)	8%		5%		16%	2%		9%
Net assets, end of period (000s)	$430,217		$416,275		$381,162		$368,292	$380,653		$410,706

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Not annualized.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Conservative High Yield Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class A Shares	2010		2009		2008	2007		2006		2005
Net Asset Value, Beginning of Period	$7.10		$7.61		$8.12	$8.27		$8.62		$8.69
Income from Investment Operations:
Net investment income (a)	0.27		0.50		0.51	0.52		0.50		0.48
Net realized and unrealized gain (loss) on investments, foreign currency and credit default swap contracts	0.37		(0.50)		(0.50)	(0.13)		(0.32)		(0.03)
Total from investment operations	0.64		—		0.01	0.39		0.18		0.45
Less Distributions to Shareholders:
From net investment income	(0.28)		(0.51)		(0.52)	(0.54)		(0.53)		(0.52)
Increase from regulatory settlements	—		—	(b)	—	—		—		—
Net Asset Value, End of Period	$7.46		$7.10		$7.61	$8.12		$8.27		$8.62
Total return (c)	9.09	%(d)	0.91%		0.07%	4.75%		2.16	%(e)	5.31%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.05	%(g)	1.07%		1.07%	1.03%		0.97%		0.95%
Interest expense	—		—	%(h)	—	—	%(h)	—		—
Net expenses (f)	1.05	%(g)	1.07%		1.07%	1.03%		0.97%		0.95%
Waiver/Reimbursement	—		—		—	—		—	%(h)	—
Net investment income (f)	7.42	%(g)	7.68%		6.46%	6.25%		5.97%		5.55%
Portfolio turnover rate	24	%(d)	67%		29%	42%		31%		40%
Net assets, end of period (000s)	$77,862		$77,820		$68,496	$103,769		$170,575		$321,402

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Conservative High Yield Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class B Shares	2010		2009		2008	2007		2006		2005
Net Asset Value, Beginning of Period	$7.10		$7.61		$8.12	$8.27		$8.62		$8.69
Income from Investment Operations:
Net investment income (a)	0.24		0.45		0.45	0.46		0.44		0.42
Net realized and unrealized gain (loss) on investments, foreign currency and credit default swap contracts	0.37		(0.50)		(0.50)	(0.13)		(0.32)		(0.03)
Total from investment operations	0.61		(0.05)		(0.05)	0.33		0.12		0.39
Less Distributions to Shareholders:
From net investment income	(0.25)		(0.46)		(0.46)	(0.48)		(0.47)		(0.46)
Increase from regulatory settlements	—		—	(b)	—	—		—		—
Net Asset Value, End of Period	$7.46		$7.10		$7.61	$8.12		$8.27		$8.62
Total return (c)	8.69	%(d)	0.17%		(0.67)%	3.97%		1.40	%(e)	4.53%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.80	%(g)	1.82%		1.82%	1.78%		1.72%		1.70%
Interest expense	—		—	%(h)	—	—	%(h)	—		—
Net expenses (f)	1.80	%(g)	1.82%		1.82%	1.78%		1.72%		1.70%
Waiver/Reimbursement	—		—		—	—		—	%(h)	—
Net investment income (f)	6.67	%(g)	6.96%		5.71%	5.50%		5.21%		4.80%
Portfolio turnover rate	24	%(d)	67%		29%	42%		31%		40%
Net assets, end of period (000s)	$27,056		$29,525		$38,175	$50,577		$66,886		$89,101

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Conservative High Yield Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class C Shares	2010		2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$7.10		$7.61		$8.12	$8.27		$8.62	$8.69
Income from Investment Operations:
Net investment income (a)	0.25		0.46		0.47	0.47		0.45	0.43
Net realized and unrealized gain (loss) on investments, foreign currency and credit default swap contracts	0.37		(0.50)		(0.51)	(0.13)		(0.32)	(0.03)
Total from investment operations	0.62		(0.04)		(0.04)	0.34		0.13	0.40
Less Distributions to Shareholders:
From net investment income	(0.26)		(0.47)		(0.47)	(0.49)		(0.48)	(0.47)
Increase from regulatory settlements	—		—	(b)	—	—		—	—
Net Asset Value, End of Period	$7.46		$7.10		$7.61	$8.12		$8.27	$8.62
Total return (c)(d)	8.77	%(e)	0.31%		(0.52)%	4.13%		1.55%	4.69%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.65	%(g)	1.67%		1.67%	1.63%		1.57%	1.55%
Interest expense	—		—	%(h)	—	—	%(h)	—	—
Net expenses (f)	1.65	%(g)	1.67%		1.67%	1.63%		1.57%	1.55%
Waiver/Reimbursement	0.15	%(g)	0.15%		0.15%	0.15%		0.15%	0.15%
Net investment income (f)	6.81	%(g)	7.08%		5.88%	5.69%		5.37%	4.95%
Portfolio turnover rate	24	%(e)	67%		29%	42%		31%	40%
Net assets, end of period (000s)	$30,777		$29,380		$23,003	$33,673		$11,653	$18,002

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Conservative High Yield Fund

Selected data for a share outstanding throughout each period is as follows:

Class Y Shares	(Unaudited) Six Months Ended February 28, 2010	Period Ended August 31, 2009 (a)
Net Asset Value, Beginning of Period	$7.10	$6.81
Income from Investment Operations:
Net investment income (b)	0.29	0.06
Net realized and unrealized gain (loss) on investments, foreign currency and credit default swap contracts	0.36	0.30
Total from investment operations	0.65	0.36
Less Distributions to Shareholders:
From net investment income	(0.29)	(0.07)
Net Asset Value, End of Period	$7.46	$7.10
Total return (c)(d)	9.29%	5.28%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)(f)	0.68%	0.65%
Interest expense	—	—	%(f)(g)
Net expenses (e)(f)	0.68%	0.65%
Net investment income (e)(f)	7.78%	6.92%
Portfolio turnover rate (d)	24%	67%
Net assets, end of period (000s)	$20,138	$18,373

(a)  Class Y shares commenced operations on July 15, 2009. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Conservative High Yield Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class Z Shares	2010		2009		2008	2007		2006		2005
Net Asset Value, Beginning of Period	$7.10		$7.61		$8.12	$8.27		$8.62		$8.69
Income from Investment Operations:
Net investment income (a)	0.28		0.52		0.53	0.54		0.52		0.50
Net realized and unrealized gain (loss) on investments, foreign currency and credit default swap contracts	0.37		(0.50)		(0.50)	(0.13)		(0.32)		(0.03)
Total from investment operations	0.65		0.02		0.03	0.41		0.20		0.47
Less Distributions to Shareholders:
From net investment income	(0.29)		(0.53)		(0.54)	(0.56)		(0.55)		(0.54)
Increase from regulatory settlements	—		—	(b)	—	—		—		—
Net Asset Value, End of Period	$7.46		$7.10		$7.61	$8.12		$8.27		$8.62
Total return (c)	9.22	%(d)	1.17%		0.32%	5.01%		2.42	%(e)	5.54%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (f)	0.80	%(g)	0.82%		0.82%	0.78%		0.72%		0.70%
Interest expense	—		—	%(h)	—	—	%(h)	—		—
Net expenses (f)	0.80	%(g)	0.82%		0.82%	0.78%		0.72%		0.70%
Waiver/Reimbursement	—		—		—	—		—	%(h)	—
Net investment income (f)	7.66	%(g)	7.94%		6.71%	6.49%		6.20%		5.80%
Portfolio turnover rate	24	%(d)	67%		29%	42%		31%		40%
Net assets, end of period (000s)	$445,541		$433,915		$443,043	$614,168		$801,811		$1,073,894

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia Funds

February 28, 2010 (Unaudited)

Note 1. Organization

Columbia Funds Series Trust I (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each a "Fund" and collectively, the "Funds"):

Columbia International Stock Fund

Columbia Mid Cap Growth Fund

Columbia Small Cap Growth Fund I

Columbia Technology Fund

Columbia Balanced Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Conservative High Yield Fund

All Funds currently operate as diversified funds.

Investment Objectives

Columbia International Stock Fund seeks long-term capital appreciation. Columbia Mid Cap Growth Fund seeks significant capital appreciation by investing, under normal market conditions, at least 80% of its total net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Russell Midcap Index. Columbia Small Cap Growth Fund I seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Standard & Poor's SmallCap 600 Index. Columbia Technology Fund seeks capital appreciation by investing, under normal market conditions, at least 80% of its total net assets (plus any borrowings for investment purposes) in stocks of technology companies that may benefit from technological improvements, advancements or developments. Columbia Balanced Fund seeks high total return by investing in common stocks and debt securities. Columbia Oregon Intermediate Municipal Bond Fund seeks a high level of income exempt from federal and Oregon income tax by investing at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities issued by the State of Oregon (and its political subdivisions, agencies, authorities and instrumentalities). Columbia Conservative High Yield Fund seeks a high level of income, with capital appreciation as a secondary goal, by investing in non-investment-grade, corporate debt securities, commonly referred to as "junk" or "high-yield" bonds.

Fund Shares

The Trust may issue an unlimited number of shares. Columbia Technology Fund, Columbia Balanced Fund and Columbia Oregon Intermediate Municipal Bond Fund each offer four classes of shares: Class A, Class B, Class C and Class Z. Columbia International Stock Fund, Columbia Small Cap Growth Fund I and Columbia Conservative High Yield Fund each offer five classes of shares: Class A, Class B, Class C, Class Y and Class Z. Columbia Mid Cap Growth Fund offers seven classes of shares: Class A, Class B, Class C, Class R, Class T, Class Y and Class Z. Each share class has its own expense structure and sales charges, as applicable. The Funds no longer accept investments from new or existing investors in the Funds' Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of each Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

With the exception of Class A shares of Columbia Oregon Intermediate Municipal Bond Fund and Columbia Conservative High Yield Fund, Class A and Class T shares are subject to a front-end sales charge of up to 5.75% based on the amount of initial investment. Class A shares of Columbia Oregon Intermediate Municipal Bond Fund and Columbia Conservative High Yield Fund are subject to a front-end sales charge of up to 3.25% and 4.75%, respectively, based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. With the exception of Class B shares of Columbia Oregon Intermediate Municipal Bond Fund, which are subject to a maximum CDSC of 3.00%, Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R, Class Y and Class Z shares are offered continuously at net asset value. There are certain restrictions

Columbia Funds, February 28, 2010 (Unaudited)

on the purchase of Class R, Class Y and Class Z shares, as described in the Funds' prospectuses.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities, exchange-traded funds and securities of certain investments companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Purchased options are valued at the last reported sale price, or in the absence of a sale, at the last quoted bid price. Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Credit default swap contracts are marked to market daily based upon quotations from market makers. Quotations obtained from independent pricing services use information provided by market makers.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset values. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for

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possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Management is required to provide disclosures regarding the Funds' derivative instruments and hedging activities, by providing qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. For additional information on derivative instruments, please see Note 6.

Management is required to provide disclosures regarding the Funds' credit derivatives and hybrid financial instruments containing embedded credit derivatives by disclosing: (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, (iv) the nature of any recourse provisions and assets held either as collateral or by third parties, and (v) the current status of the payment/ performance risk of a guarantee.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Funds' investment advisor, has determined are creditworthy. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Loan Participations and Commitments

Columbia Conservative High Yield Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation ("Selling Participant"), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant

Columbia Funds, February 28, 2010 (Unaudited)

and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Delayed Delivery Securities

Certain Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. Each Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Treasury Inflation Protected Securities

Columbia Balanced Fund may invest in treasury inflation protected securities ("TIPS"). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income on the Statements of Operations.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statements of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Funds become aware of such, net of any non-reclaimable tax withholdings.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Funds and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to a Fund are charged to such Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis for purposes of determining the net asset value of each class. All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled

Columbia Funds, February 28, 2010 (Unaudited)

shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class for Columbia Oregon Intermediate Municipal Bond Fund and Columbia Conservative High Yield Fund. For the remaining Funds, income expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund based on the relative net assets of each class of that Fund.

Federal Income Tax Status

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Capital Gains Taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income for Columbia International Stock Fund, Columbia Mid Cap Growth Fund, Columbia Small Cap Growth Fund I and Columbia Technology Fund, if any, are declared and paid annually. Distributions from net investment income for Columbia Balanced Fund, if any, are declared and paid quarterly. Distributions from net investment income for Columbia Oregon Intermediate Municipal Bond Fund and Columbia Conservative High Yield Fund are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown because this would involve future claims against a Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended August 31, 2009 was as follows:

	August 31, 2009
	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains	Tax Return of Capital
Columbia International Stock Fund	$—	$39,369	$22,733,031	$22,772,400
Columbia Mid Cap Growth Fund	—	250	28,439,602	28,439,852
Columbia Small Cap Growth Fund I	—	—	—	—
Columbia Technology Fund	—	—	—	—
Columbia Balanced Fund	—	4,817,150	—	4,817,150
Columbia Oregon Intermediate Municipal Bond Fund	16,013,698	290,035	—	16,303,733
Columbia Conservative High Yield Fund	—	38,792,318	—	38,792,318

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Columbia Funds, February 28, 2010 (Unaudited)

Unrealized appreciation and depreciation at February 28, 2010, based on cost of investments for federal income tax purposes, excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Columbia International Stock Fund	$68,631,396	$(46,615,243)	$22,016,153
Columbia Mid Cap Growth Fund	235,231,804	(20,725,990)	214,505,814
Columbia Small Cap Growth Fund I	148,884,047	(15,872,088)	133,011,959
Columbia Technology Fund	52,966,345	(3,295,461)	49,670,884
Columbia Balanced Fund	33,074,931	(4,545,477)	28,529,454
Columbia Oregon Intermediate Municipal Bond Fund	65,940,069	(46,589,672)	19,350,397
Columbia Conservative High Yield Fund	36,364,694	(5,916,171)	30,448,523

The following capital loss carryforwards, determined as of August 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2010	2013	2014	2015	2016	2017	Total
Columbia International Stock Fund	$36,290,283	$—	$—	$—	$—	$59,458,342	$95,748,625
Columbia Mid Cap Growth Fund	—	—	—	—	—	106,558,441	106,558,441
Columbia Small Cap Growth Fund I	—	—	—	—	—	50,644,545	50,644,545
Columbia Technology Fund	—	—	—	—	—	89,694,106	89,694,106
Columbia Balanced Fund	—	—	—	—	—	5,769,283	5,769,283
Columbia Oregon Intermediate Municipal Bond Fund	—	19,562	—	—	—	68,683	88,245
Columbia Conservative High Yield Fund	9,535,110	—	975,147	22,859,341	5,603,050	40,533,191	79,505,839

Of the remaining capital loss carryforwards attributable to Columbia International Stock Fund, $36,290,283 ($36,290,283 expiring on August 31, 2010) remain from Columbia International Stock Fund's merger with Columbia International Equity Fund. The availability of the remaining capital loss carryforwards may be limited in a given year.

Management is required to determine whether a tax position of the Funds is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by each Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Columbia Funds, February 28, 2010 (Unaudited)

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory, administrative and other services to the Funds. In rendering investment advisory services to the Funds, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd, an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on each Fund's average daily net assets at the following annual rates:

	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia International Stock Fund	0.87%	0.82%	0.77%	0.72%	0.70%	0.68%
Columbia Mid Cap Growth Fund	0.82%	0.75%	0.72%	0.67%	0.67%	0.67%
Columbia Small Cap Growth Fund I	0.87%	0.82%	0.77%	0.77%	0.77%	0.77%
Columbia Technology Fund	0.87%	0.82%	0.77%	0.77%	0.77%	0.77%
Columbia Balanced Fund	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Columbia Oregon Intermediate Municipal Bond Fund	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Columbia Conservative High Yield Fund	0.60%	0.55%	0.52%	0.49%	0.49%	0.49%

For the six month period ended February 28, 2010, the annualized effective investment advisory fee rates for the Funds, as a percentage of each Fund's average daily net assets, were as follows:

Annualized Effective Fee Rate
Columbia International Stock Fund	0.87%
Columbia Mid Cap Growth Fund	0.78%
Columbia Small Cap Growth Fund I	0.86%
Columbia Technology Fund	0.87%
Columbia Balanced Fund	0.49%
Columbia Oregon Intermediate Municipal Bond Fund	0.50%
Columbia Conservative High Yield Fund	0.59%

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009, to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. ("Ameriprise Financial"). The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Funds. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close on or about May 1, 2010 (the "Closing"). In connection with the Closing, certain changes will occur, including a change in the entities serving as the investment advisor, administrator, distributor and transfer agent of the Funds. RiverSource Investments, LLC (the "New Advisor"), a subsidiary of Ameriprise Financial, will become the investment advisor of the Funds upon the Closing. The New Advisor will serve as investment advisor under a new investment management services agreement effective upon the closing. The New Advisor expects to change its name to Columbia Management Investment Advisers, LLC upon or shortly after the Closing. Effective upon the Closing, as the context requires, references to Columbia shall be deemed to refer to the New Advisor.

The New Advisor will become the administrator of the Funds under a new administrative services agreement effective upon the Closing.

Pricing and Bookkeeping Fees

The Funds have entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement")

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with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Funds. The Funds have also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. The aggregate fee per Fund will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

Among other updates to the State Street Agreements, Columbia will assign and delegate its rights and obligations thereunder to the New Advisor upon the Closing.

The Funds have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Funds reimburse Columbia for out-of-pocket expenses.

The Services Agreement will be terminated upon the Closing, and the services provided thereunder will be covered under the administrative services agreement with the New Advisor.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent.

The Funds pay a monthly fee to the Transfer Agent for its services. All share classes with the exception of Class Y shares (the "Other Share Classes"), pay a monthly service fee (the "aggregate fee") based on the following:

(i)  Effective November 1, 2009, an annual rate of $22.36 is applied to the aggregate number of accounts for the Other Share Classes. Prior to November 1, 2009, the annual rate was $17.34 per account.

(ii)  An allocated portion of fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The aggregate fee is allocated to the Other Share Classes based on the relative average daily net assets of each share class.

The Class Y shares of Columbia International Stock Fund, Columbia Mid Cap Growth Fund, Columbia Small Cap Growth Fund I and Columbia Conservative High Yield Fund pay a monthly service fee based on the following:

(i)  Effective November 1, 2009, an annual rate of $22.36 is applied to the aggregate number of accounts for Class Y shares. Prior to November 1, 2009, the annual rate was $17.34 per account.

(ii)  An allocated portion of fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The Transfer Agent is also entitled to receive reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on the combined assets held in the Other Share Classes in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Such fees are allocated to the Other Share Classes based on the relative average daily net assets of each share class. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below each Fund's initial

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minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statements of Operations. For the six month period ended February 28, 2010, no minimum account balance fees were charged by the Funds.

RiverSource Service Corporation (the "New Transfer Agent"), a subsidiary of Ameriprise Financial, will become the transfer agent of the Funds upon the Closing. The New Transfer Agent expects to change its name to Columbia Management Investment Services Corp. upon or shortly after the Closing.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Funds' shares. For the six month period ended February 28, 2010, the Distributor has retained net underwriting discounts on sales of Class A and Class T shares and received net CDSC fees on Class A, Class B, Class C and Class T share redemptions as follows:

	Front-End Sales Charge		CDSC
	Class A	Class T	Class A	Class B	Class C	Class T
Columbia International Stock Fund	$4,041	$—	$334	$2,225	$269	$—
Columbia Mid Cap Growth Fund	4,223	39	16	2,805	509	—
Columbia Small Cap Growth Fund I	5,858	—	26	3,187	1,515	—
Columbia Technology Fund	11,374	—	—	8,127	1,879	—
Columbia Balanced Fund	31,970	—	62	3,514	1,046	—
Columbia Oregon Intermediate Municipal Bond Fund	2,884	—	—	—	438	—
Columbia Conservative High Yield Fund	6,324	—	—	5,947	3,736	—

RiverSource Fund Distributors, Inc. (the "New Distributor"), a subsidiary of Ameriprise Financial, will become the distributor of the Funds upon the Closing. The New Distributor expects to change its name to Columbia Management Investment Distributors, Inc. upon or shortly after the Closing.

The Funds have adopted shareholder servicing and distribution plans pursuant to Rule 12b-1 under the 1940 Act (the "Plans") which require the payment of a monthly service and distribution fee to the Distributor based on the average daily net assets of each Fund at the following annual rates:

	Distribution Fee
	Class A (a)	Class B	Class C	Class R
Columbia International Stock Fund	—	0.75%	0.75%	—
Columbia Mid Cap Growth Fund	0.10%	0.75%	0.75%	0.50%
Columbia Small Cap Growth Fund I	0.10%	0.75%	0.75%	—
Columbia Technology Fund	0.10%	0.75%	0.75%	—
Columbia Balanced Fund	0.10%	0.75%	0.75%	—
Columbia Oregon Intermediate Municipal Bond Fund	0.10%	0.75%	0.75%	—
Columbia Conservative High Yield Fund	0.10%	0.75%	0.75%	—

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	Service Fee
	Class A (a)	Class B	Class C
Columbia International Stock Fund	0.25%	0.25%	0.25%
Columbia Mid Cap Growth Fund	0.25%	0.25%	0.25%
Columbia Small Cap Growth Fund I	0.25%	0.25%	0.25%
Columbia Technology Fund	0.25%	0.25%	0.25%
Columbia Balanced Fund	0.25%	0.25%	0.25%
Columbia Oregon Intermediate Municipal Bond Fund	0.25%	0.25%	0.25%
Columbia Conservative High Yield Fund	0.25%	0.25%	0.25%

(a)  Except for Columbia International Stock Fund, the Funds may pay distribution and service fees up to a maximum of 0.35% of each Fund's average daily net assets attributable to Class A shares (comprised of up to 0.25% for shareholder liaison services and up to 0.10% for distribution services), but currently limit such fees to an aggregate fee of not more than 0.25% of each Fund's average daily net assets attributable to Class A shares.

The Distributor has voluntarily agreed to waive a portion of the distribution and service fees for Class C shares so that the combined fees do not exceed the annual rate of 0.65% of the average daily net assets of the Class C shares of Columbia Oregon Intermediate Municipal Bond Fund, and 0.85% of the average daily net assets of the Class C shares of Columbia Conservative High Yield Fund. These arrangements may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Shareholder Services Fees

Columbia Mid Cap Growth Fund has adopted shareholder services plans that permit the Fund to pay for certain services provided to Class T shareholders by its financial advisors. The Fund may pay shareholder service fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of an annual rate of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but such fees will not exceed the Fund's net investment income attributable to Class T shares. Columbia Mid Cap Growth Fund limits such fees to an aggregate annual rate of not more than 0.30% of the Fund's average daily net assets attributable to Class T shares for shareholder liaison services and administrative support services.

Fee Waivers and Expense Reimbursements

Columbia has voluntarily agreed to reimburse a portion of the Funds' expenses so that the Funds' ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds' custodian, do not exceed the following annual rates, based on each Fund's average daily net assets:

Annual Rate
Columbia International Stock Fund	1.15%
Columbia Mid Cap Growth Fund	1.05%
Columbia Small Cap Growth Fund I	1.10%
Columbia Technology Fund	1.20%
Columbia Balanced Fund	0.95%
Columbia Conservative High Yield Fund	0.80%

Columbia, in its discretion, may revise or discontinue these arrangements at any time.

Effective January 1, 2010, Columbia has voluntarily agreed to reimburse a portion of Columbia Oregon Intermediate Municipal Bond Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.55% of the Fund's average daily net assets. Prior to January 1, 2010, Columbia contractually agreed to bear a portion of Columbia Oregon Intermediate Municipal Bond Fund's expenses so that

Columbia Funds, February 28, 2010 (Unaudited)

the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, did not exceed the annual rate of 0.50% of the Fund's average daily net assets.

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Funds, as set forth on the Statements of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

As a result of fund mergers, certain Funds assumed the liabilities of the deferred compensation plan of the acquired fund, which are included in "Trustees' fee" on the Statements of Assets and Liabilities. The deferred compensation plan may be terminated at any time. Any payments to plan participants are paid solely out of the Funds' assets.

Other Related Party Transactions

In connection with the purchase and sale of its securities during the period, the Funds used a broker that is an affiliate of BOA. Total brokerage commissions paid to the affiliated broker for the six months ended February 28, 2010 were as follows:

Columbia International Stock Fund	$2,785
Columbia Mid Cap Growth Fund	2,931
Columbia Small Cap Growth Fund I	10,822
Columbia Technology Fund	614
Columbia Balanced Fund	1,882

Other

Columbia Oregon Intermediate Municipal Fund may make daily investments of cash balances in Columbia Tax-Exempt Reserves, an affiliated open-ended investment company, pursuant to an exemptive order received from the Securities and Exchange Commission. As an investing Fund, Columbia Oregon Intermediate Municipal Fund indirectly bears its proportionate share of the expenses of Columbia Tax-Exempt Reserves.

Note 5. Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

For the six month period ended February 28, 2010, these custody credits reduced total expenses for the Funds as follows:

	Custody Credits
Columbia International Stock Fund	$3
Columbia Mid Cap Growth Fund	9
Columbia Small Cap Growth Fund I	45
Columbia Technology Fund	—	*
Columbia Balanced Fund	75
Columbia Oregon Intermediate Municipal Fund	2
Columbia Conservative High Yield Fund	60

*  Rounds to less than $1.

Note 6. Objectives and Strategies for Investing in Derivative Instruments

Columbia International Stock Fund, Columbia Balanced Fund and Columbia Conservative High Yield Fund use derivatives instruments including futures contracts, options, credit default swaps and forward foreign currency exchange contracts in order to meet their investment objectives. Each Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating

Columbia Funds, February 28, 2010 (Unaudited)

to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, each Fund may not achieve its investment objectives.

In pursuit of the Funds' investment objectives, the Funds are exposed to the following market risks:

Equity Risk:

Equity risk relates the change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

Foreign Exchange Rate Risk:

Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk:

Interest rate risk relates to the fluctuation in value of fixed income securities because of the inverse relationship of price and yield. Fixed income securities generally will decline in value upon an increase in general interest rates and their value generally will increase upon a decline in general interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The following notes provide more detailed information about each derivative type held by the Funds:

Forward Foreign Currency Exchange Contracts—Columbia International Stock Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another. The Fund used forward contracts in order to achieve a representative weighted mix of major currencies in its benchmarks and/or to recover an underweight country exposure in their portfolios. Columbia Conservative High Yield Fund entered into forward foreign currency exchange contracts for the purpose of shifting foreign currency exposure from one currency to another.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. Certain Funds may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. Certain Funds may also enter into these contracts to reduce the exposure to adverse price movements in certain other foreign-currency-denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Funds' portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Funds could also be exposed to the risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the six months ended February 28, 2010, the Funds entered into the following amounts of forward foreign currency exchange contracts:

Forward foreign currency exchange contracts
Columbia International Stock Fund	56
Columbia Conservative High Yield Fund	2

Futures Contracts—Columbia Balanced Fund entered into interest rate futures contracts and Columbia International Stock Fund entered into stock index futures contracts to manage the Funds' exposure to the securities market and/or movement in interest rates.

Columbia Funds, February 28, 2010 (Unaudited)

The use of futures contracts involves certain risks, which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by Columbia.

Upon entering into a futures contract, a Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the six month period ended February 28, 2010, Columbia Balanced Fund entered into 22 futures contracts. Columbia International Stock Fund did not have any open futures contracts at the end of the period.

Options—Columbia International Stock Fund had written covered call options to decrease the Fund's exposure to equity risk and to increase return on instruments. A written covered call option becomes more valuable as the price of the underlying instruments depreciates relative to the strike price.

Writing put options tends to increase a Fund's exposure to the underlying instrument. Writing call options tends to decrease a Fund's exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund identifies within its portfolio of investments cash or liquid portfolio securities equal to the amount of the written options contract commitment.

A Fund may also purchase put and call options. Purchasing call options tends to increase a Fund's exposure to the underlying instrument. Purchasing put options tends to decrease a Fund's exposure to the underlying instrument. The Funds may pay a premium, which is included in the Funds' Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If a Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

During the six month period ended February 28, 2010, Columbia International Stock Fund entered into 900 written options contracts.

The following table is a summary of the value of the Funds' derivative instruments as of February 28, 2010.

Columbia Funds, February 28, 2010 (Unaudited)

	Fair Value of Derivative Instruments
	Assets Statements of Assets and Liabilities Fair Value			Liabilities Statements of Assets and Liabilities Fair Value
Funds	Futures Variation Margin*	Written Options	Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	Futures Variation Margin*	Written Options	Unrealized Depreciation on Forward Foreign Currency Exchange Contracts
Columbia International Stock Fund	$—	$—	$1,114,455	$—	$16,020	$4,037,243
Columbia Balanced Fund	—	—	—	7,563	—	—
Columbia Conservative High Yield Fund	—	—	39,843	—	—	—

*  includes only the current day's variation margin.

The effect of derivative instruments on the Statements of Operations for the six month period ended February 28, 2010:

		Amount of Realized Gain or (Loss) on Derivatives Recognized in Income			Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Funds	Risk Exposure	Futures Contracts	Written options	Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	Futures Contracts	Written Options	Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts
Columbia International	Equity and
Stock Fund	Foreign
	Exchange
	Rate	$(67,323)	$213,577	$2,555,810	$—	$(8,186)	$(4,428,258)
Columbia Balanced Fund	Interest Rate	41,938	—	—	(45,533)	—	—
Columbia Conservative High Yield Fund	Foreign Exchange Rate	—	—	99,442	—	—	79,098

Columbia Funds, February 28, 2010 (Unaudited)

Note 7. Portfolio Information

For the six month period ended February 28, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Funds were as follows:

	U.S Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Columbia International Stock Fund	$—	$—	$173,830,947	$229,063,932
Columbia Mid Cap Growth Fund	—	—	735,509,910	827,019,945
Columbia Small Cap Growth Fund I	—	—	569,747,840	488,648,226
Columbia Technology Fund			256,484,412	288,670,903
Columbia Balanced Fund	31,003,918	22,983,527	95,170,087	75,232,559
Columbia Oregon Intermediate Municipal Bond Fund	—	—	38,398,360	25,245,176
Columbia Conservative High Yield Fund	—	—	137,219,428	153,153,733

Note 8. Redemption Fees

Columbia International Stock Fund may impose a 2.00% redemption fee on the proceeds of fund shares that are redeemed within 60 days of purchase. The redemption fee is designed to offset brokerage commissions and other costs associated with short term trading of fund shares. The redemption fees, which are retained by the Fund, are accounted for as an addition to paid-in capital and are allocated to each class based on the relative net assets at the time of the redemption. Effective March 1, 2010, the Fund will no longer assess the 2.00% redemption fee on the proceeds from Fund shares that are redeemed within 60 days of purchase. For the six month period ended February 28, 2010, the redemption fees for Class A, Class B, Class C, Class Y and Class Z shares of Columbia International Stock Fund amounted to $1,553, $63, $128, $320 and $3,716, respectively.

Note 9. Line of Credit

The Funds and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended February 28, 2010, the average daily loan balance outstanding on days where borrowing

Columbia Funds, February 28, 2010 (Unaudited)

existed, and the weighted average interest rate of each Fund that borrowed were as follows:

Fund	Average Daily Loan Balance Outstanding on Days Were Borrowing Existed	Weighted Average Interest Rate
Columbia International Stock Fund	4,000,000	1.428
Columbia Mid Cap Growth Fund	2,825,000	1.430
Columbia Small Cap Growth Fund I	2,800,000	1.430
Columbia Technology Fund	1,477,778	0.961

Note 10. Shares of Beneficial Interest

As of February 28, 2010, the Funds had shareholders that held greater than 5% of the shares outstanding of a Fund, whose shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. The percentages of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Columbia International Stock Fund	54.4
Columbia Mid Cap Growth Fund	38.4
Columbia Small Cap Growth Fund I	44.2
Columbia Technology Fund	7.7
Columbia Balanced Fund	15.3
Columbia Conservative High Yield Fund	38.7

As of February 28, 2010, the Funds had shareholders that held greater than 5% of the shares outstanding of a Fund, over which BOA and/or any of its affiliates did not have investment discretion. The number of accounts and the percentages of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Columbia Mid Cap Growth Fund	6.3
Columbia Small Cap Growth Fund I	10.0
Columbia Technology Fund	34.6
Columbia Oregon Intermediate Municipal Bond Fund	16.6
Columbia Conservative High Yield Fund	12.6

As of February 28, 2010, no other shareholders owned more than 5% of the outstanding shares of each Fund.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

Note 11. Significant Risks and Contingencies

Sector Focus Risk

Certain Funds may focus their investments in certain sectors, subjecting them to greater risk than a fund that is less focused.

High-Yield Securities Risk

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

Columbia Funds, February 28, 2010 (Unaudited)

In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration Risk

Columbia Oregon Intermediate Municipal Bond Fund had greater than 5% of its total net assets on February 28, 2010, invested in debt obligations issued by the state of Oregon and its political subdivisions, agencies and public authorities. This Fund is more susceptible to economic and political factors adversely affecting issuers of the state's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Concentration of Credit Risk

Columbia Oregon Intermediate Municipal Bond Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. At February 28, 2010, private insurers who insured greater than 5% of the total investments of Columbia Oregon Intermediate Municipal Bond Fund were as follows:

Insurer	% of Total Net Assets
National Public Finance Guarantee Corp.	13.1
Financial Guaranty Insured Corp.	10.8
Assured Guaranty Municipal Corp.	9.8

At April 6, 2010 National Public Finance Guarantee Corp., Financial Guaranty Insurance Corp., and Assured Guaranty Municipal Corp. were rated by Standard & Poor's A, Non-rated and AAA, respectively.

Tax Development Risk

Columbia Oregon Intermediate Municipal Bond Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of Columbia Oregon Intermediate Municipal Bond Fund, you may be required to file an amended tax return as a result.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

Columbia Funds, February 28, 2010 (Unaudited)

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

Note 12. Subsequent Events

In connection with the preparation of the financial statements of the Funds as of and for the period ended February 28, 2010, events and transactions through the date the financial statements were issued have been evaluated by the Funds' management for possible adjustment and/or disclosure. No subsequent events or transactions had occurred that would require adjustment of the financial statements as presented. On March 3, 2010, the Funds' shareholders approved, among other matters, a proposed investment management services agreement with the New Advisor, the effectiveness of which is conditioned on the Closing, except for Columbia Technology Fund, whose shareholders approved on March 31, 2010.

Board Consideration and Approval of Advisory Agreements

Columbia International Stock Fund, Columbia Mid Cap Growth Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund, Columbia Balanced Fund, Columbia Oregon Intermediate Municipal Fund and Columbia Conservative High Yield Fund

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the current advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (v) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (vi) Columbia's financial results and financial condition, (vii) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (viii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (ix) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (x) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (xi) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the independent fee consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement") and reviews materials relating to the funds' relationships with Columbia provided by the Fee Consultant. Under the NYAG Settlement, the Fee Consultant's role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms' length and reasonable. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the Fee Consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2009 meeting, following meetings of the Advisory Fees and Expenses Committee held in December, 2008 and February, May, June, August, September and October, 2009.

The Board of Trustees also unanimously approved new advisory agreements (the "New Agreements") for the funds with RiverSource Investments, LLC (to be renamed Columbia Management Investment Advisers, LLC) ("RiverSource") at a meeting held on December 17, 2009. The New Agreements have since been approved by shareholders of the funds and are expected to take effect upon the closing of the acquisition of the long-term asset management business of Columbia by Ameriprise Financial, Inc. ("Ameriprise"), the parent company of RiverSource Investments, LLC (the "Transaction").

The Advisory Fees and Expenses Committee met on multiple occasions to review the New Agreements for the funds. On December 14, 2009, the Advisory Fees and Expenses Committee recommended that the full Board approve the New Agreements. On December 17, 2009, the full Board, including a majority of the Independent Trustees, approved the New Agreements. Prior to their approval of the New Agreements, the Advisory Fees and Expenses Committee and the Independent Trustees requested and evaluated materials from, and were provided materials and information about the Transaction and matters related to the proposals by, Bank of America Corp., Columbia, RiverSource and Ameriprise. In connection with their most recent approval of the Agreements (as discussed above) on October 28, 2009, the Advisory Fees and Expenses Committee and the Trustees requested and evaluated materials from Columbia, and discussed such materials with representatives of Columbia. The Advisory Fees and Expenses Committee, at meetings held on August 11, 2009, September 23, 2009, October 27, 2009, November 30, 2009, December 7, 2009 and December 14, 2009, and the Independent Trustees, at meetings held on August 12, 2009, August 20, 2009, October 28, 2009, December 8, 2009, December 14, 2009 and December 17, 2009, discussed the materials provided in connection with the October 28, 2009 approvals and the materials provided in connection with their consideration of the New Agreements and other matters relating to the Transaction with representatives of Bank of America Corp., Columbia, RiverSource and Ameriprise. The Trustees consulted with experienced legal counsel, who advised on the legal standards for consideration by the Trustees. The Independent Trustees also discussed the proposed approvals with independent legal counsel in private sessions.

The Trustees reviewed each New Agreement, as well as certain information obtained through RiverSource's responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Advisory Fees and Expenses Committee and the Trustees also met with, and reviewed and considered a report prepared and provided by, the Fee Consultant (as discussed above).

In considering whether to approve the New Agreements and to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. In particular, the Trustees considered the following matters:

Matters Relating to the Agreements and the New Agreements

The nature, extent and quality of the services provided or to be provided to the funds under the Agreements and the New Agreements. The Trustees considered the nature, extent and quality of the services provided and the resources dedicated by Columbia and its affiliates (or to be provided and dedicated by RiverSource and its affiliates) to the funds.

Among other things, the Trustees considered, with respect to Columbia and its affiliates, (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

Among other things, the Trustees considered, with respect to RiverSource and its affiliates, (i) the expected effect of the Transaction on the operations of the funds, (ii) the information provided by RiverSource with respect to the nature, extent and quality of services to be provided by it, (iii) RiverSource's compliance program and compliance record, (iv) the ability of RiverSource (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals, (v) the trade execution services to be provided on behalf of the funds and (vi) the quality of RiverSource's investment research capabilities and the other resources that it indicated it would devote to each fund. As noted above, the Trustees also considered

RiverSource's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of RiverSource following the Transaction, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams. The Trustees also noted the professional experience and qualifications of the senior personnel of RiverSource. The Trustees also considered the compliance programs of and the compliance-related resources proposed to be provided to the funds by RiverSource and its affiliates, including discussions with the funds' Chief Compliance Officer regarding RiverSource's compliance program. The Trustees also discussed RiverSource's compliance program with the Chief Compliance Officer for the RiverSource funds. The Trustees also considered RiverSource's representation that the funds' Chief Compliance Officer would serve as the Chief Compliance Officer of RiverSource following the Transaction. The Trustees considered RiverSource's ability to provide administrative services to the funds, noting that while some Agreements contemplated the provision of certain administrative services, following the Transaction, all administrative services were anticipated to be provided pursuant to a new administrative services agreement. The Trustees also considered RiverSource's ability to coordinate the activities of each fund's other service providers. The Trustees considered performance information provided by RiverSource with respect to other mutual funds advised by RiverSource, and discussed with senior executives of RiverSource its process for identifying which portfolio management teams of the legacy Columbia and RiverSource organizations would be responsible for the management of the funds following the Transaction.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of services provided by Columbia supported the continuation of the Agreements, and that the nature, extent and quality of services expected to be provided by RiverSource supported approval of the New Agreements.

The costs of the services provided and profits realized by Columbia and its affiliates, and the expected costs of the services to be provided and the profits expected to be realized by RiverSource and its affiliates, from their relationships with the funds. With respect to Columbia and its affiliates, the Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered each fund's total expenses and actual management fees relative to those of a peer group selected by an independent third-party data provider for the purposes of expense comparisons. Specifically, Columbia International Stock Fund's total expenses and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile); Columbia Mid Cap Growth Fund's total expenses were in the first quintile and actual management fees were in the third quintile; Columbia Small Cap Growth Fund I's total expenses were in the second quintile and actual management fees were in the fourth quintile; Columbia Technology Fund's total expenses were in the second quintile and actual management fees were in the fifth quintile; Columbia Balanced Fund's total expenses and actual management fees were in the first quintile; Columbia Oregon Intermediate Municipal Bond Fund's total expenses and actual management fees were in the first quintile; and Columbia Conservative High Yield Fund's total expenses were in the second quintile and actual management fees were in the third quintile.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

In connection with the integration of the legacy Columbia and RiverSource organizations, the Trustees considered, among other things, RiverSource's projected annual net expense synergies (reductions in the cost of providing services to the funds), the timetable over which such synergies are expected to be realized and the extent to which any such synergies are expected to be shared with the funds. The Trustees also considered information provided by RiverSource regarding their respective financial conditions. The Trustees considered that RiverSource proposed to continue voluntary expense caps currently in effect for the funds and that RiverSource had undertaken not to change these caps without further discussion with the Independent Trustees.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement pertaining to that fund, and that the expected profitability to RiverSource and its affiliates from its relationship with each fund supported the approval of the New Agreements.

Economies of Scale. With respect to Columbia and its affiliates, the Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

With respect to RiverSource and its affiliates, the Trustees considered the existence of any anticipated economies of scale in the provision by RiverSource of services to each fund, to groups of related funds and to RiverSource's investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the funds. The Trustees considered Ameriprise's anticipated net expense synergies resulting from the Transaction, and considered the possibility that the funds might benefit from economies of scale over time as part of the larger, combined fund complex. The Trustees considered how expected synergies and potential economies of scale might benefit the funds and their shareholders. The Trustees considered the potential effect of the Transaction on the distribution of the funds, and noted that the proposed management fee schedules for the funds generally contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were shared or expected to be shared with the funds supported the continuation of the Agreements and the approval of the New Agreements.

Matters Relating to the Agreements

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher fees or expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted the performance of each fund through April 30, 2009 relative to that of a peer group selected by an independent third-party data provider for purposes of performance comparisons. Specifically, Columbia International Stock Fund's performance was in the fifth quintile (where the best performance would be in the first quintile) for the one-, three-, five- and ten-year periods; Columbia Mid Cap Growth Fund's performance was in the third quintile for the one- and ten-year periods, and in the second quintile for the three- and five-year periods; Columbia Small Cap Growth Fund I's performance was in the third quintile for the one-year period and in the first quintile for the three- and five-year periods; Columbia Technology Fund's performance was in the fifth quintile for the one- and three-year periods, in the second quintile for the five-year period and in the first quintile for the ten-year period; Columbia Balanced Fund's performance was in the first quintile for the one-, three- and five-year periods, and in the second quintile for the ten-year period; Columbia Oregon Intermediate Municipal Bond Fund's performance was in the second quintile for the one- and five-year periods, in the third quintile for the three-year period and in the first quintile for the ten-year period; and Columbia Conservative High Yield Fund's performance was in the first quintile for the one-year period, in the second quintile for the three-year period, in the third quintile for the five-year period and in the fifth quintile for the ten-year period.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement pertaining to that fund.

Other Factors. The Trustees also considered other factors with respect to Columbia and its affiliates, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the report provided by the Fee Consultant, which included information about and analysis of the funds' fees, expenses and performance.

Matters Relating to the New Agreements

The Trustees considered all materials that they, their legal counsel or RiverSource believed reasonably necessary to evaluate and to determine whether to approve the New Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The material factors that formed the basis for the Trustees' approvals included the factors set forth below:

(i)  the reputation, financial strength, regulatory histories and resources of RiverSource and its parent, Ameriprise;

(ii)  the capabilities of RiverSource with respect to compliance, including an assessment of RiverSource's compliance system by the funds' Chief Compliance Officer;

(iii)  the qualifications of the personnel of RiverSource that would be expected to provide advisory services to each fund, including RiverSource's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of RiverSource, and that the process for determining the portfolio management team for each fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams;

(iv)  the terms and conditions of the New Agreements, including the differences between the New Agreements and the Agreements;

(v)  the terms and conditions of other agreements and arrangements relating to the future operations of the funds, including an administrative services agreement and a Master Services and Distribution Agreement;

(vi)  the commitment of RiverSource and Ameriprise that there would not be any diminution in the nature, quality and extent of services provided to each fund or its shareholders following closing of the Transaction;

(vii)  that the Trustees recently had completed a full annual review of the Agreements, as required by the 1940 Act, for each fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for each fund were sufficient to warrant their approval;

(viii)  that the advisory fee rates payable by each fund would not change;

(ix)  that RiverSource and Bank of America, and not any fund, would bear the costs of obtaining approvals of the New Agreement;

(x)  that Ameriprise and RiverSource had agreed to exercise reasonable best efforts to assure that, for a period of two years after the closing of the Transaction, there would not be imposed on any fund any "unfair burden" (within the meaning of Section 15(f) of 1940 Act) with respect to the Transaction; and

(xi)  that certain members of RiverSource's management have a significant amount of experience integrating other fund families; that certain current Columbia personnel that would be integrated into RiverSource and its affiliates as a result of the Transaction also have experience in integrating fund families; and that the senior management of RiverSource following the Transaction would include certain senior executives of Columbia who are currently responsible for oversight of services provided to the funds.

Investment Advisory Fee Rates and Other Expenses. The Trustees considered the fact that the advisory fee rates payable by each fund to RiverSource under the New Agreements are the same as those currently paid by each fund to Columbia under the Agreements. The Trustees noted that in connection with their October 28, 2009 approval of the continuance of the Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that the advisory fees charged to each fund supported the continuation of the agreement pertaining to that fund.

The Trustees noted that in certain cases the effective advisory fee rate for a RiverSource fund was lower than the proposed investment advisory fee rate for a fund with generally similar investment objectives and strategies. The Trustees also noted that RiverSource's investment advisory fee rates for equity and balanced funds generally are subject to adjustments based on investment performance, whereas the proposed investment advisory fee rates for the funds, consistent with those in the Agreements, do not reflect performance adjustments. The Trustees considered existing advisory fee breakpoints and RiverSource's undertaking not to change expense caps previously implemented by Columbia with respect to the funds without further discussion with the Independent Trustees.

The Trustees received and considered information about the advisory fees charged by RiverSource to institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, RiverSource's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for RiverSource and the additional resources required to manage mutual funds effectively. In evaluating each fund's expected advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund.

The Trustees also considered that for certain funds, certain administrative services that are provided under the Agreements would not be provided under the New Agreements, but under a separate administrative services agreement. The Trustees noted that, unlike fees under an advisory agreement, fees under the administrative services agreement could be changed without shareholder approval, although RiverSource had not proposed any increase in such administrative fees and any such increase would require Board approval. The Trustees also noted Ameriprise's and RiverSource's covenants regarding compliance with Section 15(f) of the 1940 Act.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected advisory fee rates and expenses of each fund supported the approval of the New Agreements.

Other Benefits to RiverSource. The Trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by RiverSource and its affiliates as a result of their relationships with the funds, such as the engagement of RiverSource to provide administrative services to the funds and the engagement of RiverSource's affiliates to provide distribution and transfer agency services to the funds. The Trustees considered that the funds' distributor, which would be an affiliate of RiverSource, retains a portion of the distribution fees from the funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the funds. The Trustees also considered the benefits of research made available to RiverSource by reason of brokerage commissions generated by the funds' securities transactions, and reviewed information about RiverSource's practices with respect to allocating portfolio brokerage for brokerage and research services. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that RiverSource's profitability would be somewhat lower without these benefits.

Conclusions

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the Fee Consultant, the Trustees, including the Independent Trustees, (i) approved the continuance of each of the Agreements through October 31, 2010 and (ii) approved each New Agreement.

Summary of Management Fee Evaluation by
Independent Fee Consultant

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

November 6, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMDI") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the October meeting.

1  CMA and CMDI are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years, although the one-year record was weaker than longer-term records. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2009, at least half of all the Funds were in the first and second performance quintiles in each of the three longest performance periods; for the one-year period, 40% of the Funds were in the top two quintiles. No more than 13% of the Funds were in the fifth quintile in any one performance period. Domestic equity, quantitative equity, and taxable fixed-income Funds were the strongest performers in 2009, while most foreign equity Funds lagged behind their competitors.

4.  Performance rankings were similar in 2008 and 2009: the 1- and 3-year rankings declined slightly over the previous year, while the 5-year rankings improved modestly. Year over year, for the 1- and 3-year periods, the performance of equity Funds, both domestic and international, declined, while that of fixed-income Funds improved. Between three-fifths to two-thirds of the Funds changed quintile rankings in 2009 in the 1-, 3-, and 5-year performance periods.

5.  The performance of the domestic equity Funds against their benchmarks was good for the 3- and 5-year performance periods. In contrast, gross returns of international equity and fixed-income Funds typically fell short of their benchmarks. The performance of equity Funds against their benchmarks was highly correlated to performance versus their peers; no such correlation was observed for fixed-income Funds.

6.  The Atlantic equity Funds' overall performance adjusted for risk was solid. Based upon 3-year returns, nearly 57% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. About one quarter of the fixed-income Funds posted high returns and low risk relative to comparable funds. Just over half of the fixed-income Funds, primarily tax-exempt Funds, took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but not to a material extent. The filtering process, however, did identify one Fund for further review that had not been identified as a review fund using unfiltered universes. Conversely, two Funds that had been identified as review funds in the unfiltered universe lost that status in filtered universes.

8.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, only three Funds had below-median performance in each 1- and 3-year period from 2005 to 2009.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half of the Funds in the most favorable two quintiles. Only 26% of the Funds ranked in the two most expensive quintiles for actual management fees, and 18% in those quintiles for total expenses. Two Funds are in the fifth quintile for total expenses; four Funds are in the fifth quintile for actual management fees.

11.  The highest concentration of low-expense Funds is found among the foreign equity Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with two-thirds ranking in either the fourth or fifth quintiles for actual management fees. The higher actual management fee rankings of certain former Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels.

12.  The distribution of total expense and management fee rankings has improved over the prior two years. The implementation of the voluntary standardized cap system has contributed significantly to the improved rankings in 2009.

13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). To the extent that Atlantic Funds have higher average fees in certain investment categories than Nations Funds, the difference reflects either differences in asset size, different fee structures of the former Excelsior Funds, or special circumstances of the Funds included in the investment categories.

D. Trustees' Advisory Contract Review Process

14.  The Trustees' evaluation process identified 16 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, one additional Fund met the criteria for further review. CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that those with standard fee structures are generally in line with those of their competitors. The fee schedules of the former Excelsior Funds, however, have high initial fees relative to competitors but otherwise have comparable breakpoint structures.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

20.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data. In particular, 2008 revenues reflected the higher market prices prevailing during the first three quarters of that year, while expenses dropped due to cost cutting in the wake of the market downturn late in 2008. The continuing effects of this downturn are expected to produce a significant decline in profitability this year.

21.  In 2008, CMG's pre-tax post-distribution margin on the Atlantic Fund complex was above industry medians, based on the limited data available for publicly held mutual fund managers. However, as is to be expected in a large fund complex, some Atlantic Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

22.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Atlantic Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. The Trustees' supplementary data request included one such criterion. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

4)  Development of risk metrics for asset-allocation, tax-exempt, and money market funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion—that Fund management fee breakpoints compared favorably with competitive fee rates—was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, including a virtually complete database of all institutional accounts, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) an analysis of differences in actual fees within specific investment categories, with special attention given to accounts established before and after the implementation of the standardized institutional fee schedules in 2005.

9)  Management fee disparities. In any future study of management fees, CMG and the Atlantic Trustees should analyze the differences in management fee schedules, including those arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

  Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 124 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully Submitted,
Steven E. Asher

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Important Information About This Report

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of the Columbia Funds listed on the front cover.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds' website, www.columbiamanagement.com.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

Columbia Management®

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Columbia Management®

Columbia Funds

Semiannual Report, February 28, 2010

©2010 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-44/35031-0210 (04/10) 10/C1P6Z3

Semiannual Report

February 28, 2010

Columbia Strategic Investor Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

As we previously announced, Bank of America, N.A. has reached a definitive agreement to sell Columbia Management’s long-term asset management business to Ameriprise Financial, Inc. This includes the management of its equity and fixed-income mutual funds.

This transaction combines two leading asset management firms and will create one entity that is expected to rank as one of the top asset managers. It is anticipated that the combined U.S. asset management business will operate under the well-regarded Columbia Management brand. The combined U.S. asset management business will be led by Ted Truscott, currently president, U.S. asset management, annuities and chief investment officer, Ameriprise Financial. Michael A. Jones, currently president of Columbia Management, will serve as president, U.S. asset management. Colin Moore, chief investment officer at Columbia Management, will continue to serve in that role for the combined organization. I will also continue in my role as head of mutual funds, responsible for the delivery of mutual fund products and services to investors.

As a valued investor in Columbia funds, please know that our goal is to ensure a smooth transition and provide you with the highest quality products and services. We will work closely with colleagues at Ameriprise Financial to seek a seamless transition for our clients and to keep you informed as the transition progresses and key decisions are made. We want to assure you that the funds’ portfolio managers continue to focus on providing uninterrupted service to Columbia fund shareholders. Columbia Management and Ameriprise Financial will operate independently until all required approvals, including fund board, fund shareholder and other client approvals, have been received and the transaction closes, which is expected to occur in the spring of this year.

Meanwhile, transition teams across the company have been formed to oversee integration efforts including rebranding initiatives, vendor and system consolidations and client communications. Throughout the transition, we seek to build on best practices from both legacy organizations with enhancements to productivity, quality and the delivery of world-class customer experiences.

Clearly, we have a lot of work ahead of us in 2010. We look forward to introducing our combined business with an even wider breadth of products and capabilities. Everyone at Columbia Management and Ameriprise Financial is excited about the opportunities for this combined organization. I share this optimism and believe it will position us as a best-in-class asset management business with the ability to deliver more for clients than ever before.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

Fund Profile – Columbia Strategic Investor Fund

Summary

■

For the six-month period that ended February 28, 2010, the fund’s Class A shares returned 10.43% without sales charge. The fund’s benchmark, the Russell 1000 Index[1], returned 9.91%. The average return of the fund’s peer group, the Lipper Multi-Cap Core Funds Classification[2], was 9.64%. Stock selection in energy was the most significant factor in the fund’s outperformance relative to its benchmark.

■

During the period, the fund’s relative performance was led by the energy sector. Among the energy names that benefited the fund were Cimarex Energy, CARBO Ceramics, Smith International and Tenaris (1.0%, 0.2%, 0.6% and 0.5% of net assets, respectively). The fund also had positive relative performance from the telecommunications services sector — a relatively small sector in the fund. The telecom sector’s positive relative performance was aided by the fund’s relative sector weight and by holdings in American Tower, Mobile TeleSystems and Milicom International Cellular (0.5%, 0.6% and 0.3% of net assets, respectively). Consumer discretionary stocks also did well during the period. Among the names that benefited the fund in the consumer sector were Jo-Ann Stores, Collective Brands and Big Lots (1.4%, 0.9% and 1.0% of net assets, respectively).

■

During the period, the fund experienced poor relative performance from several sectors, including the industrials, health care and consumer staples sectors. In the health care sector, Bayer (0.6% of net assets) weighed on performance, as did Illumina and Astra Zeneca, which were sold. TrueBlue (0.3% of net assets) and Navistar (sold during the period) were among the disappointments in the industrials sector, as were Molson Coors Brewing (0.6% of net assets) and Winn Dixie in the consumer staples sector. We sold Winn Dixie.

■

We believe that the U.S. economy has stabilized and that a recovery will continue to unfold throughout the course of 2010. We are mindful, however, that headwinds in the United States, such as a deleveraging consumer, joblessness and a still-fragile property market may cause growth to be muted when compared to past recoveries. Nonetheless, we feel that opportunities remain. We are maintaining our long-held belief in the growth potential for emerging markets.

[1]

The Russell 1000 Index measures the performance of 1,000 of the largest U.S. companies, based on market capitalization. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 02/28/10

+10.43% Class A shares (without sales charge)

+9.91% Russell 1000 Index

Morningstar Style Box™

Equity Style

The Morningstar Style Box™ reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

1

Fund Profile (continued) – Columbia Strategic Investor Fund

Portfolio Management

Emil A. Gjester, lead manager of the fund, has managed or co-managed the fund since May 2002 and has been associated with the advisor or its predecessors since 1996.

Jonas Patrikson has co-managed the fund since February 2006 and has been associated with the advisor or its predecessors since 2004.

Michael T. Welter has co-managed the fund since July 2006 and has been associated with the advisor or its predecessors since 2006.

Mary-Ann Ward has co-managed the fund since April 2008 and has been associated with the advisor or its predecessors since 1997.

Subject to satisfying various conditions to closing, effective on or about May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., is expected to become the investment advisor to the fund and change its name to Columbia Management Investment Advisers, LLC. Please see the fund’s prospectus dated January 1, 2010, including the supplements thereto, for more information regarding the expected change in investment advisor and any related changes to the portfolio management of the fund.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Stocks of small- and mid-cap companies may pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the managers’ assessment of a company’s prospects is wrong, the price of its stock may not approach the value the manager has placed on it.

2

Performance Information – Columbia Strategic Investor Fund

Annual operating expense ratio (%)*
Class A	1.56
Class B	2.31
Class C	2.31
Class Y	0.87
Class Z	1.31

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods used in calculating the ratios.

Net asset value per share
as of 02/28/10 ($)
Class A	16.07
Class B	15.52
Class C	15.53
Class Y	16.07
Class Z	16.08
Distributions declared per share
09/01/09 - 02/28/10 ($)
Class A	0.07
Class B	0.01
Class C	0.01
Class Y	0.13
Class Z	0.10

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 11/09/00 – 02/28/10 ($)

Sales charge	without	with
Class A	23,023	21,702
Class B	21,760	21,760
Class C	21,760	21,760
Class Y	23,468	n/a
Class Z	23,438	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Strategic Investor Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 02/28/10 (%)
Share class	A		B		C		Y	Z
Inception	11/01/02		11/01/02		10/13/03		07/15/09	11/09/00
Sales charge	without	with	without	with	without	with	without	without
6-month (cumulative)	10.43	4.09	10.00	5.00	9.99	8.99	10.67	10.53
1-year	56.74	47.71	55.63	50.63	55.57	54.57	57.31	57.10
5-year	1.75	0.55	0.98	0.69	0.99	0.99	2.01	1.99
Life	9.38	8.68	8.72	8.72	8.72	8.72	9.60	9.59

Average annual total return as of 03/31/10 (%)
Share class	A		B		C		Y	Z
Sales charge	without	with	without	with	without	with	without	without
6-month (cumulative)	11.13	4.75	10.67	5.67	10.67	9.67	11.30	11.23
1-year	53.57	44.76	52.47	47.47	52.42	51.42	54.08	53.87
5-year	3.30	2.08	2.53	2.23	2.53	2.53	3.58	3.56
Life	10.01	9.32	9.34	9.34	9.35	9.35	10.24	10.22

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Y and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Y and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C and Class Y are newer classes of shares. Class A and Class B share performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to their inception. Class C share performance information includes returns of Class B shares for the period from November 1, 2002 through October 12, 2003, and the returns of Class Z shares for periods prior thereto. Class Y share performance information includes the performance of Class Z shares for periods prior to its inception. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of Class A, Class B and Class C shares would have been lower, since these classes of shares are subject to distribution and service (Rule 12b-1) fees.

3

Understanding Your Expenses – Columbia Strategic Investor Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/09 – 02/28/10
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,104.30	1,018.60	6.52	6.26	1.25
Class B	1,000.00	1,000.00	1,100.00	1,014.88	10.41	9.99	2.00
Class C	1,000.00	1,000.00	1,099.90	1,014.88	10.41	9.99	2.00
Class Y	1,000.00	1,000.00	1,106.70	1,020.58	4.44	4.26	0.85
Class Z	1,000.00	1,000.00	1,105.30	1,019.84	5.22	5.01	1.00

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses for all classes except Class Y, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Investment Portfolio – Columbia Strategic Investor Fund

February 28, 2010 (Unaudited)

Common Stocks – 99.2%

	Shares	Value ($)
Consumer Discretionary – 10.4%
Auto Components – 0.5%
Nokian Renkaat Oyj	157,717	3,957,942

Auto Components Total		3,957,942

Automobiles – 0.2%
Nissan Motor Co., Ltd. (a)	245,700	1,949,671

Automobiles Total		1,949,671

Hotels, Restaurants & Leisure – 2.3%
Bally Technologies, Inc. (a)	125,738	5,206,811
Brinker International, Inc.	229,123	4,149,417
Ctrip.com International Ltd., ADR (a)	78,198	2,989,510
Las Vegas Sands Corp. (a)	240,518	3,999,814
WMS Industries, Inc. (a)	41,379	1,569,505

Hotels, Restaurants & Leisure Total		17,915,057

Media – 0.6%
DIRECTV, Class A (a)	147,182	4,982,111

Media Total		4,982,111

Multiline Retail – 2.0%
Big Lots, Inc. (a)	238,048	7,974,608
Target Corp.	152,427	7,853,039

Multiline Retail Total		15,827,647

Specialty Retail – 3.3%
Belle International Holdings Ltd.	2,901,000	3,221,610
Collective Brands, Inc. (a)	307,719	6,954,449
GameStop Corp., Class A (a)	285,079	4,903,359
Jo-Ann Stores, Inc. (a)	286,474	10,843,041

Specialty Retail Total		25,922,459

Textiles, Apparel & Luxury Goods – 1.5%
Hanesbrands, Inc. (a)	176,370	4,573,274
NIKE, Inc., Class B	87,293	5,901,007
Ports Design Ltd.	583,500	1,438,801

Textiles, Apparel & Luxury Goods Total		11,913,082

Consumer Discretionary Total		82,467,969

Consumer Staples – 9.8%
Beverages – 3.1%
Carlsberg A/S, Class B	73,171	5,650,885
Constellation Brands, Inc., Class A (a)	226,725	3,409,944
Molson Coors Brewing Co., Class B	111,642	4,508,104
PepsiCo, Inc.	172,600	10,782,322

Beverages Total		24,351,255

	Shares	Value ($)
Food & Staples Retailing – 3.0%
BJ’s Wholesale Club, Inc. (a)	165,315	5,979,444
Wal-Mart Stores, Inc.	222,596	12,035,766
Walgreen Co.	160,981	5,672,970

Food & Staples Retailing Total		23,688,180

Food Products – 0.6%
Archer-Daniels-Midland Co.	154,911	4,548,187

Food Products Total		4,548,187

Personal Products – 1.4%
Avon Products, Inc.	201,979	6,148,241
Hypermarcas SA (a)	437,200	5,218,385

Personal Products Total		11,366,626

Tobacco – 1.7%
Japan Tobacco, Inc.	916	3,325,004
Philip Morris International, Inc.	208,855	10,229,718

Tobacco Total		13,554,722

Consumer Staples Total		77,508,970

Energy – 14.1%
Energy Equipment & Services – 5.3%
Cameron International Corp. (a)	113,597	4,672,245
CARBO Ceramics, Inc.	29,214	1,782,931
Ensco International PLC, ADR	57,753	2,550,950
National-Oilwell Varco, Inc.	109,422	4,756,574
Noble Corp. (a)	83,312	3,520,765
Schlumberger Ltd.	71,175	4,348,793
Smith International, Inc.	124,695	5,111,248
Tenaris SA, ADR	97,830	4,053,097
Transocean Ltd. (a)	34,748	2,773,585
Weatherford International Ltd. (a)	335,873	5,605,720
Wellstream Holdings PLC	381,440	2,908,097

Energy Equipment & Services Total		42,084,005

Oil, Gas & Consumable Fuels – 8.8%
Apache Corp.	56,301	5,835,036
Cimarex Energy Co.	130,686	7,809,795
Continental Resources, Inc. (a)	62,090	2,451,313
Denbury Resources, Inc. (a)	393,418	5,539,326
Devon Energy Corp.	73,316	5,048,540
EOG Resources, Inc.	66,364	6,241,534
Exxon Mobil Corp.	194,799	12,661,935
Hess Corp.	79,640	4,682,832
Occidental Petroleum Corp.	101,451	8,100,862
Peabody Energy Corp.	72,211	3,319,540
Petroleo Brasileiro SA, ADR	77,763	3,316,592
StatoilHydro ASA, ADR	183,139	4,115,133

Oil, Gas & Consumable Fuels Total		69,122,438

Energy Total		111,206,443

See Accompanying Notes to Financial Statements.

5

Columbia Strategic Investor Fund

February 28, 2010 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Financials – 15.6%
Capital Markets – 5.0%
Charles Schwab Corp.	317,591	5,815,091
Goldman Sachs Group, Inc.	35,740	5,587,949
Invesco Ltd.	238,075	4,666,270
Morgan Stanley	278,630	7,851,793
Northern Trust Corp.	87,224	4,648,167
Raymond James Financial, Inc.	226,577	5,859,281
TD Ameritrade Holding Corp. (a)	274,601	4,802,772

Capital Markets Total		39,231,323

Commercial Banks – 5.0%
Fifth Third Bancorp.	478,126	5,837,918
HDFC Bank Ltd., ADR	36,199	4,405,056
Itau Unibanco Holding SA, ADR	220,054	4,392,278
TCF Financial Corp.	284,511	4,108,339
Wells Fargo & Co.	624,020	17,060,707
Wilmington Trust Corp.	283,849	4,093,103

Commercial Banks Total		39,897,401

Consumer Finance – 0.7%
American Express Co.	147,494	5,632,796

Consumer Finance Total		5,632,796

Diversified Financial Services – 2.7%
Hong Kong Exchanges & Clearing Ltd.	188,300	3,153,636
JPMorgan Chase & Co.	384,901	16,154,295
Portfolio Recovery Associates, Inc. (a)	36,693	1,956,838

Diversified Financial Services Total		21,264,769

Insurance – 2.2%
ACE Ltd. (a)	49,913	2,495,151
AON Corp.	57,273	2,344,756
Axis Capital Holdings Ltd.	56,980	1,792,021
Principal Financial Group, Inc.	245,075	5,688,191
Prudential Financial, Inc.	105,265	5,516,939

Insurance Total		17,837,058

Financials Total		123,863,347

Health Care – 11.8%
Biotechnology – 0.8%
Dendreon Corp. (a)	39,089	1,220,750
Gilead Sciences, Inc. (a)	106,479	5,069,465

Biotechnology Total		6,290,215

Health Care Equipment & Supplies – 2.3%
Baxter International, Inc.	84,567	4,814,400
Covidien PLC	74,002	3,634,978
Hospira, Inc. (a)	65,882	3,447,605

	Shares	Value ($)
Insulet Corp. (a)	85,199	1,252,425
NuVasive, Inc. (a)	65,395	2,612,530
Smith & Nephew PLC, ADR	54,129	2,786,020

Health Care Equipment & Supplies Total		18,547,958

Health Care Providers & Services – 2.4%
CIGNA Corp.	88,240	3,023,102
Express Scripts, Inc. (a)	59,514	5,713,939
Mednax, Inc. (a)	49,004	2,621,714
UnitedHealth Group, Inc.	230,422	7,802,089

Health Care Providers & Services Total		19,160,844

Health Care Technology – 0.3%
MedAssets, Inc. (a)	102,570	2,220,640

Health Care Technology Total		2,220,640

Life Sciences Tools & Services – 0.8%
Life Technologies Corp. (a)	86,932	4,412,668
QIAGEN N.V. (a)	97,980	2,136,944

Life Sciences Tools & Services Total		6,549,612

Pharmaceuticals – 5.2%
Abbott Laboratories	145,164	7,879,502
Allergan, Inc.	54,110	3,161,647
Bayer AG	74,344	4,926,890
Merck & Co., Inc.	280,222	10,334,587
Roche Holding AG, Genusschein Shares	18,142	3,029,718
Sanofi-Aventis SA, ADR	203,026	7,430,752
Teva Pharmaceutical Industries Ltd., ADR	68,160	4,090,282

Pharmaceuticals Total		40,853,378

Health Care Total		93,622,647

Industrials – 10.8%
Aerospace & Defense – 1.0%
United Technologies Corp.	109,479	7,515,733

Aerospace & Defense Total		7,515,733

Air Freight & Logistics – 0.7%
Atlas Air Worldwide Holdings, Inc. (a)	44,891	2,023,686
UTI Worldwide, Inc.	219,500	3,277,135

Air Freight & Logistics Total		5,300,821

Commercial Services & Supplies – 0.2%
Tetra Tech, Inc. (a)	93,153	1,948,761

Commercial Services & Supplies Total		1,948,761

Construction & Engineering – 0.9%
EMCOR Group, Inc. (a)	140,394	3,231,870

See Accompanying Notes to Financial Statements.

6

Columbia Strategic Investor Fund

February 28, 2010 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Insituform Technologies, Inc., Class A (a)	167,858	4,122,592

Construction & Engineering Total		7,354,462

Industrial Conglomerates – 1.4%
General Electric Co.	368,832	5,923,442
Siemens AG, ADR	60,218	5,194,404

Industrial Conglomerates Total		11,117,846

Machinery – 3.2%
Caterpillar, Inc.	99,426	5,672,253
Dover Corp.	86,972	3,936,353
Joy Global, Inc.	101,005	5,131,054
Kubota Corp.	509,000	4,480,140
Parker Hannifin Corp.	100,949	6,088,234

Machinery Total		25,308,034

Marine – 1.8%
A.P. Moller-Maersk A/S, Class B	1,034	7,909,752
Diana Shipping, Inc. (a)	220,133	3,062,050
Genco Shipping & Trading Ltd. (a)	158,026	3,318,546

Marine Total		14,290,348

Professional Services – 0.6%
Huron Consulting Group, Inc. (a)	106,549	2,523,080
TrueBlue, Inc. (a)	171,813	2,279,959

Professional Services Total		4,803,039

Road & Rail – 1.0%
Landstar System, Inc.	74,531	2,973,042
Union Pacific Corp.	70,676	4,761,442

Road & Rail Total		7,734,484

Industrials Total		85,373,528

Information Technology – 17.9%
Communications Equipment – 1.4%
Adtran, Inc.	166,396	3,890,339
QUALCOMM, Inc.	203,429	7,463,810

Communications Equipment Total		11,354,149

Computers & Peripherals – 5.4%
Apple, Inc. (a)	61,832	12,652,064
Hewlett-Packard Co.	293,874	14,925,860
International Business Machines Corp.	118,538	15,073,292

Computers & Peripherals Total		42,651,216

Electronic Equipment, Instruments & Components – 1.0%
Agilent Technologies, Inc. (a)	91,392	2,875,192
Tyco Electronics Ltd.	183,026	4,690,957

Electronic Equipment, Instruments & Components Total		7,566,149

	Shares	Value ($)
Internet Software & Services – 2.5%
eBay, Inc. (a)	261,771	6,025,968
Google, Inc., Class A (a)	20,050	10,562,340
GSI Commerce, Inc. (a)	81,937	2,045,967
Monster Worldwide, Inc. (a)	77,890	1,086,566

Internet Software & Services Total		19,720,841

IT Services – 1.4%
Hewitt Associates, Inc., Class A (a)	74,261	2,821,175
MasterCard, Inc., Class A	20,683	4,640,645
Redecard SA	242,700	3,532,087

IT Services Total		10,993,907

Semiconductors & Semiconductor Equipment – 2.3%
Advanced Energy Industries, Inc. (a)	169,288	2,458,062
Atmel Corp. (a)	725,773	3,273,236
Disco Corp.	50,000	2,751,984
Intel Corp.	339,757	6,975,211
Micron Technology, Inc. (a)	266,574	2,415,160

Semiconductors & Semiconductor Equipment Total		17,873,653

Software – 3.9%
Electronic Arts, Inc. (a)	214,476	3,556,012
Microsoft Corp.	665,215	19,065,062
Nuance Communications, Inc. (a)	149,465	2,150,801
Oracle Corp.	259,580	6,398,647

Software Total		31,170,522

Information Technology Total		141,330,437

Materials – 4.9%
Chemicals – 0.8%
Monsanto Co.	41,584	2,937,910
Potash Corp. of Saskatchewan, Inc.	31,937	3,527,761

Chemicals Total		6,465,671

Construction Materials – 0.5%
Cemex SAB de CV, ADR (a)	408,174	3,902,143

Construction Materials Total		3,902,143

Metals & Mining – 3.6%
AK Steel Holding Corp.	205,869	4,432,360
ArcelorMittal, NY Registered Shares	128,372	4,906,378
Eurasian Natural Resources Corp.	232,802	3,645,607
Freeport-McMoRan Copper & Gold, Inc.	101,717	7,645,050

See Accompanying Notes to Financial Statements.

7

Columbia Strategic Investor Fund

February 28, 2010 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Materials (continued)
Nucor Corp.	84,406	3,494,408
Thompson Creek Metals Co., Inc. (a)	332,726	4,574,982

Metals & Mining Total		28,698,785

Materials Total		39,066,599

Telecommunication Services – 1.5%
Wireless Telecommunication Services – 1.5%
American Tower Corp., Class A (a)	89,705	3,826,815
Millicom International Cellular SA	24,451	2,071,978
Mobile TeleSystems OJSC, ADR	85,180	4,459,173
Turkcell Iletisim Hizmet AS, ADR	113,190	1,676,344

Wireless Telecommunication Services Total		12,034,310

Telecommunication Services Total		12,034,310

Utilities – 2.4%
Gas Utilities – 0.7%
PT Perusahaan Gas Negara	14,309,500	5,573,519

Gas Utilities Total		5,573,519

Independent Power Producers & Energy Traders – 0.5%
AES Corp. (a)	368,839	4,311,728

Independent Power Producers & Energy Traders Total		4,311,728

Multi-Utilities – 1.2%
Alliant Energy Corp.	158,518	5,013,924
Public Service Enterprise Group, Inc.	148,177	4,403,820

Multi-Utilities Total		9,417,744

Utilities Total		19,302,991

Total Common Stocks (cost of $645,244,137)		785,777,241

Short-Term Obligation – 1.0%

	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/26/10, due 03/01/10 at 0.040%, collateralized by U.S. Treasury obligation maturing 05/15/19, market value $8,023,700 (repurchase proceeds $7,862,026)	7,862,000	7,862,000

Total Short-Term Obligation (cost of $7,862,000)		7,862,000

Total Investments – 100.2% (cost of $653,106,137)(b)		793,639,241

Other Assets & Liabilities, Net – (0.2)%		(1,468,097)

Net Assets – 100.0%		792,171,144
Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $653,106,137.

The following table summarizes the inputs used, as of February 28, 2010, in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$71,899,945	$10,568,024	$—	$82,467,969
Consumer Staples	68,533,081	8,975,889	—	77,508,970
Energy	108,298,346	2,908,097	—	111,206,443
Financials	120,709,711	3,153,636	—	123,863,347
Health Care	85,666,039	7,956,608	—	93,622,647
Industrials	72,983,636	12,389,892	—	85,373,528
Information Technology	138,578,453	2,751,984	—	141,330,437
Materials	35,420,992	3,645,607	—	39,066,599
Telecommunication Services	12,034,310	—	—	12,034,310
Utilities	13,729,472	5,573,519	—	19,302,991

Total Common Stocks	727,853,985	57,923,256	—	785,777,241

Total Short-Term Obligation	—	7,862,000	—	7,862,000

Total Investments	$727,853,985	$65,785,256	$—	$793,639,241

The Fund’s assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

8

Columbia Strategic Investor Fund

February 28, 2010 (Unaudited)

At February 28, 2010, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Technology	17.9
Financials	15.6
Energy	14.1
Health Care	11.8
Industrials	10.8
Consumer Discretionary	10.4
Consumer Staples	9.8
Materials	4.9
Utilities	2.4
Telecommunication Services	1.5

99.2
Short-Term Obligation	1.0
Other Assets & Liabilities, Net	(0.2)

100.0

The Fund was invested in the following countries at February 28, 2010:

Summary of Securities by Country	Value	% of Total Investments
United States*	$634,965,710	80.0
Switzerland	22,115,896	2.8
Brazil	16,459,341	2.1
Denmark	13,560,637	1.7
Japan	12,506,798	1.6
United Kingdom	11,890,674	1.5
Luxembourg	11,031,452	1.4
Germany	10,121,294	1.3
Canada	8,102,744	1.0
France	7,430,752	0.9
Netherlands	6,485,736	0.8
Indonesia	5,573,519	0.7
Russia	4,459,173	0.6
India	4,405,056	0.6
Norway	4,115,133	0.5
Israel	4,090,282	0.5
Finland	3,957,942	0.5
Mexico	3,902,143	0.5
Ireland	3,634,978	0.4
Hong Kong	3,153,637	0.4
Turkey	1,676,344	0.2

	$793,639,241	100.0

* Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

9

Statement of Assets and Liabilities – Columbia Strategic Investor Fund

February 28, 2010 (Unaudited)

		($)
Assets	Investments, at cost	653,106,137

	Investments, at value	793,639,241
	Cash	339
	Foreign currency (cost of $7)	7
	Receivable for:
	Investments sold	7,817,763
	Fund shares sold	100,449
	Dividends	938,877
	Interest	26
	Foreign tax reclaims	17,673
	Expense reimbursement due from investment advisor	124,769
	Trustees’ deferred compensation plan	91,018
	Prepaid expenses	18,692

	Total Assets	802,748,854

Liabilities	Payable for:
	Investments purchased	8,873,983
	Fund shares repurchased	504,271
	Investment advisory fee	349,288
	Administration fee	90,030
	Pricing and bookkeeping fees	11,934
	Transfer agent fee	339,435
	Custody fee	1,196
	Distribution and service fees	64,118
	Chief compliance officer expenses	76
	Reports to shareholders	234,002
	Trustees’ deferred compensation plan	91,018
	Other liabilities	18,359

	Total Liabilities	10,577,710

	Net Assets	792,171,144

Net Assets Consist of	Paid-in capital	840,142,217
	Undistributed net investment income	142,990
	Accumulated net realized loss	(188,647,068)
	Net unrealized appreciation (depreciation) on:
	Investments	140,533,104
	Foreign currency translations	(99)

	Net Assets	792,171,144

See Accompanying Notes to Financial Statements.

10

Statement of Assets and Liabilities (continued) – Columbia Strategic Investor Fund

February 28, 2010 (Unaudited)

Class A	Net assets	$161,646,895
	Shares outstanding	10,061,164
	Net asset value per share	$16.07	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($16.07/0.9425)	$17.05	(b)

Class B
	Net assets	$24,549,690
	Shares outstanding	1,581,437
	Net asset value and offering price per share	$15.52	(a)

Class C
	Net assets	$19,357,784
	Shares outstanding	1,246,537
	Net asset value and offering price per share	$15.53	(a)

Class Y
	Net assets	$10,308,759
	Shares outstanding	641,568
	Net asset value, offering and redemption price per share	$16.07

Class Z
	Net assets	$576,308,016
	Shares outstanding	35,830,611
	Net asset value, offering and redemption price per share	$16.08

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

11

Statement of Operations – Columbia Strategic Investor Fund

For the Six Months Ended February 28, 2010 (Unaudited)

		($)
Investment Income	Dividends	4,987,645
	Interest	290,968
	Foreign taxes withheld	(64,675)

	Total Investment Income	5,213,938

Expenses	Investment advisory fee	2,323,188
	Administration fee	599,786
	Distribution fee:
	Class B	95,414
	Class C	74,613
	Service fee:
	Class A	206,295
	Class B	31,805
	Class C	24,871
	Transfer agent fee – Class A, Class B, Class C and Class Z	1,339,407
	Transfer agent fee – Class Y	19
	Pricing and bookkeeping fees	72,083
	Trustees’ fees	24,051
	Custody fee	33,046
	Chief compliance officer expenses	414
	Other expenses	326,768

	Total Expenses	5,151,760

	Fees waived or expenses reimbursed by investment advisor	(728,077)
	Expense reductions	(1)

	Net Expenses	4,423,682

	Net Investment Income	790,256

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	Net realized gain (loss) on:
	Investments	43,973,922
	Foreign currency transactions	(31,326)

	Net realized gain	43,942,596

	Net change in unrealized appreciation (depreciation) on:
	Investments	35,801,024
	Foreign currency translations	846

	Net change in unrealized appreciation (depreciation)	35,801,870

	Net Gain	79,744,466

	Net Increase Resulting from Operations	80,534,722

See Accompanying Notes to Financial Statements.

12

Statement of Changes in Net Assets – Columbia Strategic Investor Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended February 28, 2010 ($)	Year Ended August 31, 2009 ($) (a)
Operations	Net investment income	790,256	5,854,287
	Net realized gain (loss) on investments and foreign currency transactions	43,942,596	(157,757,707)
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	35,801,870	(54,357,809)

	Net increase (decrease) resulting from operations	80,534,722	(206,261,229)

Distributions to Shareholders	From net investment income:
	Class A	(768,251)	(665,483)
	Class B	(19,538)	—
	Class C	(14,955)	—
	Class Y	(85,917)	—
	Class Z	(3,668,702)	(4,034,658)

	Total distributions to shareholders	(4,557,363)	(4,700,141)

	Net Capital Stock Transactions	(68,041,420)	(62,182,505)
	Increase from regulatory settlements	—	176,191

	Total increase (decrease) in net assets	7,935,939	(272,967,684)

Net Assets	Beginning of period	784,235,205	1,057,202,889
	End of period	792,171,144	784,235,205
	Undistributed net investment income at end of period	142,990	3,910,097

(a)	Class Y shares commenced operations on July 15, 2009.

See Accompanying Notes to Financial Statements.

13

Statement of Changes in Net Assets (continued) – Columbia Strategic Investor Fund

	Capital Stock Activity
	(Unaudited) Six Months Ended February 28, 2010		Year Ended August 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	312,945	4,966,859	1,198,938	15,494,350
Distributions reinvested	45,698	728,424	53,211	631,609
Redemptions	(1,149,830)	(18,299,831)	(2,913,464)	(36,422,408)

Net decrease	(791,187)	(12,604,548)	(1,661,315)	(20,296,449)

Class B
Subscriptions	10,825	166,425	90,795	1,125,543
Distributions reinvested	1,172	18,085	—	—
Redemptions	(196,405)	(3,030,576)	(744,915)	(9,113,095)

Net decrease	(184,408)	(2,846,066)	(654,120)	(7,987,552)

Class C
Subscriptions	66,887	1,018,885	155,332	1,885,688
Distributions reinvested	825	12,730	–	–
Redemptions	(228,128)	(3,460,875)	(707,882)	(8,714,088)

Net decrease	(160,416)	(2,429,260)	(552,550)	(6,828,400)

Class Y (a)
Subscriptions	—	—	657,726	9,266,434
Distributions reinvested	5,370	85,917	—	—
Redemptions	(21,528)	(345,101)	—	—

Net increase (decrease)	(16,158)	(259,184)	657,726	9,266,434

Class Z
Subscriptions	831,633	13,262,823	2,698,045	33,794,489
Distributions reinvested	223,986	3,582,323	334,033	3,961,625
Redemptions	(4,242,337)	(66,747,508)	(5,835,211)	(74,092,652)

Net decrease	(3,186,718)	(49,902,362)	(2,803,133)	(36,336,538)

(a)	Class Y shares commenced operations on July 15, 2009.

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia Strategic Investor Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class A Shares	2010		2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$14.62		$18.01		$21.48		$21.22		$21.21		$18.37

Income from Investment Operations:
Net investment income (a)	—	(b)	0.09		0.06		0.07		0.13		0.01
Net realized and unrealized gain (loss) on investments and foreign currency	1.52		(3.42)		(1.25)		2.97		1.54		3.08

Total from investment operations	1.52		(3.33)		(1.19)		3.04		1.67		3.09

Less Distributions to Shareholders:
From net investment income	(0.07)		(0.06)		(0.07)		(0.10)		(0.14)		(0.03)
From net realized gains	—		—		(2.21)		(2.68)		(1.52)		(0.22)

Total distributions to shareholders	(0.07)		(0.06)		(2.28)		(2.78)		(1.66)		(0.25)

Increase from regulatory settlements	—		—	(b)	—		—		—		—

Net Asset Value, End of Period	$16.07		$14.62		$18.01		$21.48		$21.22		$21.21
Total return (c)(d)	10.43	%(e)	(18.44)%		(7.09)%		16.33%		8.26%		16.88%

Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.25	%(f)(g)	1.24	%(f)	1.22	%(h)	1.23	%(i)	1.24	%(f)	1.24	%(f)
Waiver/Reimbursement	0.18	%(g)	0.23%		0.03%		0.02%		0.01%		0.03%
Net investment income	0.05	%(f)(g)	0.70	%(f)	0.30	%(h)	0.36	%(i)	0.65	%(f)	0.64	%(f)
Portfolio turnover rate	33	%(e)	117%		88%		139%		82%		80%
Net assets, end of period (000s)	$161,647		$158,624		$225,418		$255,743		$170,201		$169,340

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

(h)	The benefits derived from expense reductions had an impact of 0.04%.

(i)	The benefits derived from expense reductions had an impact of 0.06%.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Strategic Investor Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class B Shares	2010		2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$14.12		$17.45		$20.96		$20.81		$20.84		$18.17

Income from Investment Operations:
Net investment loss (a)	(0.05)		(0.01)		(0.09)		(0.08)		(0.02)		—	(b)
Net realized and unrealized gain (loss) on investments and foreign currency	1.46		(3.32)		(1.21)		2.91		1.51		2.89

Total from investment operations	1.41		(3.33)		(1.30)		2.83		1.49		2.89

Less Distributions to Shareholders:
From net investment income	(0.01)		—		—		—		—		—
From net realized gains	—		—		(2.21)		(2.68)		(1.52)		(0.22)

Total distributions to shareholders	(0.01)		—		(2.21)		(2.68)		(1.52)		(0.22)

Increase from regulatory settlements	—		—	(b)	—		—		—		—

Net Asset Value, End of Period	$15.52		$14.12		$17.45		$20.96		$20.81		$20.84
Total return (c)(d)	10.00	%(e)	(19.08)%		(7.77)%		15.50%		7.47%		15.97%

Ratios to Average Net Assets/Supplemental Data:
Net expenses	2.00	%(f)(g)	1.99	%(f)	1.97	%(h)	1.98	%(i)	1.99	%(f)	1.99	%(f)
Waiver/Reimbursement	0.18	%(g)	0.23%		0.03%		0.02%		0.01%		0.03%
Net investment loss	(0.70	)%(f)(g)	(0.05	)%(f)	(0.46	)%(h)	(0.39	)%(i)	(0.10	)%(f)	(0.09	)%(f)
Portfolio turnover rate	33	%(e)	117%		88%		139%		82%		80%
Net assets, end of period (000s)	$24,550		$24,933		$42,229		$53,965		$51,446		$49,318

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

(h)	The benefits derived from expense reductions had an impact of 0.04%.

(i)	The benefits derived from expense reductions had an impact of 0.06%.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Strategic Investor Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class C Shares	2010		2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$14.13		$17.46		$20.96		$20.82		$20.85		$18.18

Income from Investment Operations:
Net investment loss (a)	(0.05)		(0.01)		(0.09)		(0.08)		(0.02)		—	(b)
Net realized and unrealized gain (loss) on investments and foreign currency	1.46		(3.32)		(1.20)		2.90		1.51		2.89

Total from investment operations	1.41		(3.33)		(1.29)		2.82		1.49		2.89

Less Distributions to Shareholders:
From net investment income	(0.01)		—		—		—		—		—
From net realized gains	—		—		(2.21)		(2.68)		(1.52)		(0.22)

Total distributions to shareholders	(0.01)		—		(2.21)		(2.68)		(1.52)		(0.22)

Increase from regulatory settlements	—		—	(b)	—		—		—		—

Net Asset Value, End of Period	$15.53		$14.13		$17.46		$20.96		$20.82		$20.85
Total return (c)(d)	9.99	%(e)	(19.07)%		(7.72)%		15.43%		7.46%		15.96%

Ratios to Average Net Assets/Supplemental Data:
Net expenses	2.00	%(f)(g)	1.99	%(f)	1.97	%(h)	1.98	%(i)	1.99	%(f)	1.99	%(f)
Waiver/Reimbursement	0.18	%(g)	0.23%		0.03%		0.02%		0.01%		0.03%
Net investment loss	(0.70	)%(f)(g)	(0.05	)%(f)	(0.46	)%(h)	(0.40	)%(i)	(0.10	)%(f)	(0.09	)%(f)
Portfolio turnover rate	33	%(e)	117%		88%		139%		82%		80%
Net assets, end of period (000s)	$19,358		$19,874		$34,208		$44,682		$43,881		$39,253

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

(h)	The benefits derived from expense reductions had an impact of 0.04%.

(i)	The benefits derived from expense reductions had an impact of 0.06%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Strategic Investor Fund

Selected data for a share outstanding throughout each period is as follows:

Class Y Shares	(Unaudited) Six Months Ended February 28, 2010	Period Ended August 31, 2009 (a)
Net Asset Value, Beginning of Period	$14.64	$13.32

Income from Investment Operations:
Net investment income (b)	0.04	0.02
Net realized and unrealized gain on investments and foreign currency	1.52	1.30

Total from investment operations	1.56	1.32

Less Distributions to Shareholders:
From net investment income	(0.13)	—

Net Asset Value, End of Period	$16.07	$14.64
Total return (c)(d)	10.67%	9.91	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	0.85%	0.72%
Net investment income (f)(g)	0.46%	0.99%
Portfolio turnover rate (d)	33%	117%
Net assets, end of period (000s)	$10,309	$9,630

(a)	Class Y shares commenced operations on July 15, 2009. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Not annualized.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Strategic Investor Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class Z Shares	2010		2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$14.64		$18.06		$21.53		$21.28		$21.27		$18.42

Income from Investment Operations:
Net investment income (a)	0.02		0.12		0.11		0.13		0.18		0.01
Net realized and unrealized gain (loss) on investments and foreign currency	1.52		(3.44)		(1.25)		2.96		1.54		3.13

Total from investment operations	1.54		(3.32)		(1.14)		3.09		1.72		3.14

Less Distributions to Shareholders:
From net investment income	(0.10)		(0.10)		(0.12)		(0.16)		(0.19)		(0.07)
From net realized gains	—		—		(2.21)		(2.68)		(1.52)		(0.22)

Total distributions to shareholders	(0.10)		(0.10)		(2.33)		(2.84)		(1.71)		(0.29)

Increase from regulatory settlements	—		—	(b)	—		—		—		—

Net Asset Value, End of Period	$16.08		$14.64		$18.06		$21.53		$21.28		$21.27
Total return (c)(d)	10.53	%(e)	(18.26)%		(6.85)%		16.62%		8.50%		17.16%

Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.00	%(f)(g)	0.99	%(f)	0.97	%(h)	0.98	%(i)	0.99	%(f)	0.99	%(f)
Waiver/Reimbursement	0.18	%(g)	0.23%		0.03%		0.02%		0.01%		0.03%
Net investment income	0.30	%(f)(g)	0.94	%(f)	0.55	%(h)	0.63	%(i)	0.89	%(f)	0.86	%(f)
Portfolio turnover rate	33	%(e)	117%		88%		139%		82%		80%
Net assets, end of period (000s)	$576,308		$571,175		$755,348		$859,142		$179,027		$267,380

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

(h)	The benefits derived from expense reductions had an impact of 0.04%.

(i)	The benefits derived from expense reductions had an impact of 0.06%.

See Accompanying Notes to Financial Statements.

19

Notes to Financial Statements – Columbia Strategic Investor Fund

February 28, 2010 (Unaudited)

Note 1. Organization

Columbia Strategic Investor Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks long-term growth of capital by using a “value” approach to invest primarily in common stocks.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers five classes of shares: Class A, Class B, Class C, Class Y and Class Z. Each share class has its own expense structure and sales charges, as applicable. The Fund no longer accepts investments from new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Y and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Y and Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value,

20

Columbia Strategic Investor Fund

February 28, 2010 (Unaudited)

such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•

Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Expenses

General expenses of the Trust are allocated to the Funds and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to a Fund are charged to such Fund.

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February 28, 2010 (Unaudited)

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended August 31, 2009 was as follows:

Ordinary Income*	$4,700,141

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at February 28, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$165,100,526
Unrealized depreciation	(24,567,422)
Net unrealized appreciation	$140,533,104

The following capital loss carryforwards, determined as of August 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2011	$15,870,696
2017	122,751,575

Total	$138,622,271

Of the remaining capital loss carryforwards attributable to the Fund, $15,870,696 expiring on August 31, 2011 remains from the funds merger with Columbia Young Investor Fund. Utilization of capital loss from Columbia Young Investor Fund could be subject to limitations imposed by the Internal Revenue Code.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

22

Columbia Strategic Investor Fund

February 28, 2010 (Unaudited)

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd, an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.60%
$500 million to $1 billion	0.55%
Over $1 billion	0.50%

For the six month period ended February 28, 2010, the Fund’s annualized effective investment advisory fee rate was 0.58% of the Fund’s average daily net assets.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009, to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. (“Ameriprise Financial”). The transaction (“Transaction”) includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close on or about May 1, 2010 (the “Closing”). In connection with the Closing, certain changes will occur, including a change in the entities serving as the investment advisor, administrator, distributor and transfer agent of the Fund. RiverSource Investments, LLC (the “New Advisor”), a subsidiary of Ameriprise Financial, will become the investment advisor of the Fund upon the Closing. The New Advisor will serve as investment advisor under a new investment management services agreement effective upon the closing. The New Advisor expects to change its name to Columbia Management Investment Advisers, LLC upon or shortly after the Closing. Effective upon the Closing, as the context requires, references to Columbia shall be deemed to refer to the New Advisor.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rates
First $1 billion	0.150%
Over $1 billion	0.125%

For the six month period ended February 28, 2010, the annualized effective administration fee rate was 0.15% of the Fund’s average daily net assets.

The New Advisor will become the administrator of the Fund under a new administrative services agreement effective upon the Closing.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank and Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Among other updates to the State Street Agreements, Columbia will assign and delegate its rights and obligations thereunder to the New Advisor upon the Closing.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

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Columbia Strategic Investor Fund

February 28, 2010 (Unaudited)

The Services Agreement will be terminated upon the Closing, and the services provided thereunder will be covered under the administrative services agreement with the New Advisor.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent.

The Fund pays a monthly fee to the Transfer Agent for its services. All share classes, with the exception of Class Y shares (the “Other Share Classes”) pay a monthly service fee (the “aggregate fee”) based on the following:

(i)	Effective November 1, 2009, an annual rate of $22.36 is applied to the aggregate number of accounts for the Other Share Classes. Prior to November 1, 2009, the annual rate was $17.34 per account.

(ii)	An allocated portion of fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The aggregate fee is allocated to the Other Share Classes based on the relative average daily net assets of each share class.

Class Y shares of the Fund pay a monthly service fee based on the following:

(i)	Effective November 1, 2009, an annual rate of $22.36 is applied to the aggregate number of accounts for Class Y shares. Prior to November 1, 2009, the annual rate was $17.34 per account.

(ii)	An allocated portion of fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The Transfer Agent is also entitled to receive reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on the combined assets held in the Other Share Classes in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Such fees are allocated to the Other Share Classes based on the relative average daily net assets of each share class. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended February 28, 2010, no minimum account balance fees were charged by the Fund.

RiverSource Service Corporation (the “New Transfer Agent”), a subsidiary of Ameriprise Financial, will become the transfer agent of the Fund upon the Closing. The New Transfer Agent expects to change its name to Columbia Management Investment Services Corp. upon or shortly after the Closing.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the six month period ended February 28, 2010, the Distributor has retained net underwriting discounts of $4,783 on sales of the Fund’s Class A shares and received net CDSC fees of $247, $15,736 and $636 on Class A, Class B and Class C share redemptions, respectively.

RiverSource Fund Distributors, Inc. (the “New Distributor”), a subsidiary of Ameriprise Financial, will become the distributor of the Fund upon the Closing. The New Distributor expects to change its name to Columbia Management Investment Distributors, Inc. upon or shortly after the Closing.

24

Columbia Strategic Investor Fund

February 28, 2010 (Unaudited)

The Fund has adopted shareholder servicing and distribution plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”) which require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense Limits and Fee Waivers

Columbia has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 1.00% annually of the Fund’s average daily net assets. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Other Related Party Transactions

In connection with the purchase and sale of its securities during the period, the Fund used one broker that is an affiliate of BOA. Total brokerage commissions paid to the affiliated broker for the six months ended February 28, 2010 was $12,629.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six month period ended February 28, 2010, these custody credits reduced total expenses by $1 for the Fund.

Note 6. Portfolio Information

For the six month period ended February 28, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $257,141,120 and $316,574,808, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

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Columbia Strategic Investor Fund

February 28, 2010 (Unaudited)

For the six month period ended February 28, 2010, the Fund did not borrow under these arrangements.

Note 8. Shares of Beneficial Interest

As of February 28, 2010, the Fund had one shareholder that held 6.9% of the shares outstanding, over which BOA and/or any of its affiliates did not have investment discretion.

As of February 28, 2010, no other shareholder owned more than 5% of the outstanding shares of the Fund.

Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to a settlement agreement with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a settlement order with the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the “Distributor”), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under

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Columbia Strategic Investor Fund

February 28, 2010 (Unaudited)

Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the “CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

Note 10. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the period ended February 28, 2010, events and transactions through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events or transactions had occurred that would require adjustment of the financial statements as presented. On March 3, 2010, the Fund’s shareholders approved, among other matters, a proposed investment management services agreement with the New Advisor, the effectiveness of which is conditioned on the Closing.

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Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the current advisory agreements (collectively, the “Agreements”) of the funds for which the Trustees serve as trustees (each a “fund”) and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds’ investment adviser, including the senior manager of each investment area within Columbia. Through the Board’s Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund’s performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund’s advisory fees and other expenses, including information comparing the fund’s expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints,” (iii) information about the profitability of the Agreements to Columbia, including potential “fall-out” or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (v) information obtained through Columbia’s response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (vi) Columbia’s financial results and financial condition, (vii) each fund’s investment objective and strategies and the size, education and experience of Columbia’s investment staffs and their use of technology, external research and trading cost measurement tools, (viii) the allocation of the funds’ brokerage and the use of “soft” commission dollars to pay for research products and services, (ix) Columbia’s resources devoted to, and its record of compliance with, the funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (x) Columbia’s response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (xi) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the independent fee consultant (the “Fee Consultant”) appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia with the New York Attorney General (“NYAG”) to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the “NYAG Settlement”) and reviews materials relating to the funds’ relationships with Columbia provided by the Fee Consultant. Under the NYAG Settlement, the Fee Consultant’s role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms’ length and reasonable. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the Fee Consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2009 meeting, following meetings of the Advisory Fees and Expenses Committee held in December, 2008 and February, May, June, August, September and October, 2009.

The Board of Trustees also unanimously approved new advisory agreements (the “New Agreements”) for the funds with RiverSource Investments, LLC (to be renamed Columbia Management Investment Advisers, LLC) (“RiverSource”) at a meeting held on December 17, 2009. The New Agreements have since been approved by shareholders of the funds and are expected to take effect upon the closing of the acquisition of the long-term asset management business of Columbia by Ameriprise Financial, Inc. (“Ameriprise”), the parent company of RiverSource Investments, LLC (the “Transaction”).

The Advisory Fees and Expenses Committee met on multiple occasions to review the New Agreements for the funds. On

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December 14, 2009, the Advisory Fees and Expenses Committee recommended that the full Board approve the New Agreements. On December 17, 2009, the full Board, including a majority of the Independent Trustees, approved the New Agreements. Prior to their approval of the New Agreements, the Advisory Fees and Expenses Committee and the Independent Trustees requested and evaluated materials from, and were provided materials and information about the Transaction and matters related to the proposals by, Bank of America Corp., Columbia, RiverSource and Ameriprise. In connection with their most recent approval of the Agreements (as discussed above) on October 28, 2009, the Advisory Fees and Expenses Committee and the Trustees requested and evaluated materials from Columbia, and discussed such materials with representatives of Columbia. The Advisory Fees and Expenses Committee, at meetings held on August 11, 2009, September 23, 2009, October 27, 2009, November 30, 2009, December 7, 2009 and December 14, 2009, and the Independent Trustees, at meetings held on August 12, 2009, August 20, 2009, October 28, 2009, December 8, 2009, December 14, 2009 and December 17, 2009, discussed the materials provided in connection with the October 28, 2009 approvals and the materials provided in connection with their consideration of the New Agreements and other matters relating to the Transaction with representatives of Bank of America Corp., Columbia, RiverSource and Ameriprise. The Trustees consulted with experienced legal counsel, who advised on the legal standards for consideration by the Trustees. The Independent Trustees also discussed the proposed approvals with independent legal counsel in private sessions.

The Trustees reviewed each New Agreement, as well as certain information obtained through RiverSource’s responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Advisory Fees and Expenses Committee and the Trustees also met with, and reviewed and considered a report prepared and provided by, the Fee Consultant (as discussed above).

In considering whether to approve the New Agreements and to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. In particular, the Trustees considered the following matters:

Matters Relating to the Agreements and the New Agreements

The nature, extent and quality of the services provided or to be provided to the funds under the Agreements and the New Agreements. The Trustees considered the nature, extent and quality of the services provided and the resources dedicated by Columbia and its affiliates (or to be provided and dedicated by RiverSource and its affiliates) to the funds.

Among other things, the Trustees considered, with respect to Columbia and its affiliates, (i) Columbia’s ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

Among other things, the Trustees considered, with respect to RiverSource and its affiliates, (i) the expected effect of the Transaction on the operations of the funds, (ii) the information provided by RiverSource with respect to the nature, extent and quality of services to be provided by it, (iii) RiverSource’s compliance program and compliance record, (iv) the ability of RiverSource (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals, (v) the trade execution services to be provided on behalf of the funds and (vi) the quality of RiverSource’s investment research capabilities and the other resources that it indicated it would devote to each fund. As noted above, the Trustees also considered RiverSource’s representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of RiverSource following the Transaction, and that the process for determining the portfolio

29

management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia’s portfolio management teams. The Trustees also noted the professional experience and qualifications of the senior personnel of RiverSource. The Trustees also considered the compliance programs of and the compliance-related resources proposed to be provided to the funds by RiverSource and its affiliates, including discussions with the funds’ Chief Compliance Officer regarding RiverSource’s compliance program. The Trustees also discussed RiverSource’s compliance program with the Chief Compliance Officer for the RiverSource funds. The Trustees also considered RiverSource’s representation that the funds’ Chief Compliance Officer would serve as the Chief Compliance Officer of RiverSource following the Transaction. The Trustees considered RiverSource’s ability to provide administrative services to the funds, noting that while some Agreements contemplated the provision of certain administrative services, following the Transaction, all administrative services were anticipated to be provided pursuant to a new administrative services agreement. The Trustees also considered RiverSource’s ability to coordinate the activities of each fund’s other service providers. The Trustees considered performance information provided by RiverSource with respect to other mutual funds advised by RiverSource, and discussed with senior executives of RiverSource its process for identifying which portfolio management teams of the legacy Columbia and RiverSource organizations would be responsible for the management of the funds following the Transaction.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of services provided by Columbia supported the continuation of the Agreements, and that the nature, extent and quality of services expected to be provided by RiverSource supported approval of the New Agreements.

The costs of the services provided and profits realized by Columbia and its affiliates, and the expected costs of the services to be provided and the profits expected to be realized by RiverSource and its affiliates, from their relationships with the funds. With respect to Columbia and its affiliates, the Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund’s advisory fees and total expense levels to those of the fund’s peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia’s use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management’s stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Strategic Investor Fund’s total expenses were in the fourth quintile and actual management fees were in the third quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

In connection with the integration of the legacy Columbia and RiverSource organizations, the Trustees considered, among other things, RiverSource’s projected annual net expense synergies (reductions in the cost of providing services to the

30

funds), the timetable over which such synergies are expected to be realized and the extent to which any such synergies are expected to be shared with the funds. The Trustees also considered information provided by RiverSource regarding their respective financial conditions. The Trustees considered that RiverSource proposed to continue voluntary expense caps currently in effect for the funds and that RiverSource had undertaken not to change these caps without further discussion with the Independent Trustees.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement pertaining to that fund, and that the expected profitability to RiverSource and its affiliates from its relationship with each fund supported the approval of the New Agreements.

Economies of Scale. With respect to Columbia and its affiliates, the Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia’s investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

With respect to RiverSource and its affiliates, the Trustees considered the existence of any anticipated economies of scale in the provision by RiverSource of services to each fund, to groups of related funds and to RiverSource’s investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the funds. The Trustees considered Ameriprise’s anticipated net expense synergies resulting from the Transaction, and considered the possibility that the funds might benefit from economies of scale over time as part of the larger, combined fund complex. The Trustees considered how expected synergies and potential economies of scale might benefit the funds and their shareholders. The Trustees considered the potential effect of the Transaction on the distribution of the funds, and noted that the proposed management fee schedules for the funds generally contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were shared or expected to be shared with the funds supported the continuation of the Agreements and the approval of the New Agreements.

Matters Relating to the Agreements

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each fund’s peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher fees or expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund’s Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund’s investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund’s investment strategy; (iii) that the fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps

31

designed to help improve the fund’s investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2009, Columbia Strategic Investor Fund’s performance was in the fourth quintile (where the best performance would be in the first quintile) for the one-year period, in the second quintile for the three- and five-year periods, and in the first quintile for the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia’s performance and reputation generally, the funds’ performance as a fund family generally, and Columbia’s historical responsiveness to Trustee concerns about performance and Columbia’s willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement pertaining to that fund.

Other Factors. The Trustees also considered other factors with respect to Columbia and its affiliates, which included but were not limited to the following:

■

the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■

the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■

so-called “fall-out benefits” to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds’ securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■	the report provided by the Fee Consultant, which included information about and analysis of the funds’ fees, expenses and performance.

Matters Relating to the New Agreements

The Trustees considered all materials that they, their legal counsel or RiverSource believed reasonably necessary to evaluate and to determine whether to approve the New Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The material factors that formed the basis for the Trustees’ approvals included the factors set forth below:

(i)	the reputation, financial strength, regulatory histories and resources of RiverSource and its parent, Ameriprise;

(ii)	the capabilities of RiverSource with respect to compliance, including an assessment of RiverSource’s compliance system by the funds’ Chief Compliance Officer;

(iii)	the qualifications of the personnel of RiverSource that would be expected to provide advisory services to each fund, including RiverSource’s representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of RiverSource, and that the process for determining the portfolio management team for each fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia’s portfolio management teams;

(iv)	the terms and conditions of the New Agreements, including the differences between the New Agreements and the Agreements;

(v)	the terms and conditions of other agreements and arrangements relating to the future operations of the funds, including an administrative services agreement and a Master Services and Distribution Agreement;

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(vi)	the commitment of RiverSource and Ameriprise that there would not be any diminution in the nature, quality and extent of services provided to each fund or its shareholders following closing of the Transaction;

(vii)	that the Trustees recently had completed a full annual review of the Agreements, as required by the 1940 Act, for each fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for each fund were sufficient to warrant their approval;

(viii)	that the advisory fee rates payable by each fund would not change;

(ix)	that RiverSource and Bank of America, and not any fund, would bear the costs of obtaining approvals of the New Agreement;

(x)	that Ameriprise and RiverSource had agreed to exercise reasonable best efforts to assure that, for a period of two years after the closing of the Transaction, there would not be imposed on any fund any “unfair burden” (within the meaning of Section 15(f) of 1940 Act) with respect to the Transaction; and

(xi)	that certain members of RiverSource’s management have a significant amount of experience integrating other fund families; that certain current Columbia personnel that would be integrated into RiverSource and its affiliates as a result of the Transaction also have experience in integrating fund families; and that the senior management of RiverSource following the Transaction would include certain senior executives of Columbia who are currently responsible for oversight of services provided to the funds.

Investment Advisory Fee Rates and Other Expenses. The Trustees considered the fact that the advisory fee rates payable by each fund to RiverSource under the New Agreements are the same as those currently paid by each fund to Columbia under the Agreements. The Trustees noted that in connection with their October 28, 2009 approval of the continuance of the Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that the advisory fees charged to each fund supported the continuation of the agreement pertaining to that fund.

The Trustees noted that in certain cases the effective advisory fee rate for a RiverSource fund was lower than the proposed investment advisory fee rate for a fund with generally similar investment objectives and strategies. The Trustees also noted that RiverSource’s investment advisory fee rates for equity and balanced funds generally are subject to adjustments based on investment performance, whereas the proposed investment advisory fee rates for the funds, consistent with those in the Agreements, do not reflect performance adjustments. The Trustees considered existing advisory fee breakpoints and RiverSource’s undertaking not to change expense caps previously implemented by Columbia with respect to the funds without further discussion with the Independent Trustees.

The Trustees received and considered information about the advisory fees charged by RiverSource to institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, RiverSource’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for RiverSource and the additional resources required to manage mutual funds effectively. In evaluating each fund’s expected advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund.

The Trustees also considered that for certain funds, certain administrative services that are provided under the Agreements would not be provided under the New Agreements, but under a separate administrative services agreement. The Trustees noted that, unlike fees under an advisory agreement, fees under the administrative services agreement could be changed without shareholder approval, although RiverSource had not proposed any increase in such administrative fees and any such increase would require Board approval. The Trustees also noted Ameriprise’s and RiverSource’s covenants regarding compliance with Section 15(f) of the 1940 Act.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected advisory fee rates and expenses of each fund supported the approval of the New Agreements.

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Other Benefits to RiverSource. The Trustees received and considered information regarding any expected “fall-out” or ancillary benefits to be received by RiverSource and its affiliates as a result of their relationships with the funds, such as the engagement of RiverSource to provide administrative services to the funds and the engagement of RiverSource’s affiliates to provide distribution and transfer agency services to the funds. The Trustees considered that the funds’ distributor, which would be an affiliate of RiverSource, retains a portion of the distribution fees from the funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the funds. The Trustees also considered the benefits of research made available to RiverSource by reason of brokerage commissions generated by the funds’ securities transactions, and reviewed information about RiverSource’s practices with respect to allocating portfolio brokerage for brokerage and research services. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that RiverSource’s profitability would be somewhat lower without these benefits.

Conclusions

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the Fee Consultant, the Trustees, including the Independent Trustees, (i) approved the continuance of each of the Agreements through October 31, 2010 and (ii) approved each New Agreement.

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Summary of Management Fee Evaluation by Independent Fee Consultant

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. November 6, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMDI”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of such funds, the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees … to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees… using… an annual independent written evaluation prepared by or under the direction of … the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the October meeting.

[1]	CMA and CMDI are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the “Funds.”

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II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong in recent years, although the one-year record was weaker than longer-term records. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2009, at least half of all the Funds were in the first and second performance quintiles in each of the three longest performance periods; for the one-year period, 40% of the Funds were in the top two quintiles. No more than 13% of the Funds were in the fifth quintile in any one performance period. Domestic equity, quantitative equity, and taxable fixed-income Funds were the strongest performers in 2009, while most foreign equity Funds lagged behind their competitors.

4.	Performance rankings were similar in 2008 and 2009: the 1- and 3-year rankings declined slightly over the previous year, while the 5-year rankings improved modestly. Year over year, for the 1- and 3-year periods, the performance of equity Funds, both domestic and international, declined, while that of fixed-income Funds improved. Between three-fifths to two-thirds of the Funds changed quintile rankings in 2009 in the 1-, 3-, and 5-year performance periods.

5.	The performance of the domestic equity Funds against their benchmarks was good for the 3- and 5-year performance periods. In contrast, gross returns of international equity and fixed-income Funds typically fell short of their benchmarks. The performance of equity Funds against their benchmarks was highly correlated to performance versus their peers; no such correlation was observed for fixed-income Funds.

6.	The Atlantic equity Funds’ overall performance adjusted for risk was solid. Based upon 3-year returns, nearly 57% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. About one quarter of the fixed-income Funds posted high returns and low risk relative to comparable funds. Just over half of the fixed-income Funds, primarily tax-exempt Funds, took on more risk than the typical fund in their performance universes.

7.	The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund’s ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a “filtered universe”) lowers the relative performance for the Funds, but not to a material extent. The filtering process, however, did identify one Fund for further review that had not been identified as a review fund using unfiltered universes. Conversely, two Funds that had been identified as review funds in the unfiltered universe lost that status in filtered universes.

8.	A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, only three Funds had below-median performance in each 1- and 3-year period from 2005 to 2009.

9.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.

The Funds’ management fees and total expenses are generally low relative to those of their peers, with over half of the Funds in the most favorable two quintiles. Only 26% of the Funds ranked in the two most expensive quintiles for

36

actual management fees, and 18% in those quintiles for total expenses. Two Funds are in the fifth quintile for total expenses; four Funds are in the fifth quintile for actual management fees.

11.	The highest concentration of low-expense Funds is found among the foreign equity Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with two-thirds ranking in either the fourth or fifth quintiles for actual management fees. The higher actual management fee rankings of certain former Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels.

12.	The distribution of total expense and management fee rankings has improved over the prior two years. The implementation of the voluntary standardized cap system has contributed significantly to the improved rankings in 2009.

13.	The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the “Nations Funds”). To the extent that Atlantic Funds have higher average fees in certain investment categories than Nations Funds, the difference reflects either differences in asset size, different fee structures of the former Excelsior Funds, or special circumstances of the Funds included in the investment categories.

D. Trustees’ Advisory Contract Review Process

14.	The Trustees’ evaluation process identified 16 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, one additional Fund met the criteria for further review. CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.	CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG’s analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

16.	An examination of the contractual fee schedules for five Atlantic Funds shows that those with standard fee structures are generally in line with those of their competitors. The fee schedules of the former Excelsior Funds, however, have high initial fees relative to competitors but otherwise have comparable breakpoint structures.

F. Management Fees Charged to Institutional Clients

17.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally lower than the Funds’ management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds’ management fees.

G. Revenues, Expenses, and Profits

18.	The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

19.	The materials provided on CMG’s revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to

37

evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

20.	CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data. In particular, 2008 revenues reflected the higher market prices prevailing during the first three quarters of that year, while expenses dropped due to cost cutting in the wake of the market downturn late in 2008. The continuing effects of this downturn are expected to produce a significant decline in profitability this year.

21.	In 2008, CMG’s pre-tax post-distribution margin on the Atlantic Fund complex was above industry medians, based on the limited data available for publicly held mutual fund managers. However, as is to be expected in a large fund complex, some Atlantic Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

22.	CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Atlantic Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)	Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a “Review Fund”) to include criteria that focus exclusively on performance. The Trustees’ supplementary data request included one such criterion. They may also wish to consider whether it would be useful to apply CMG’s own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)	Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)	Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG’s management of these Funds.

4)	Development of risk metrics for asset-allocation, tax-exempt, and money market funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)	Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.	Management-only profitability should be calculated without reference to any Private Bank expense.

b.	Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

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c.	Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG’s profit margin including distribution.

d.	Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)	Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion – that Fund management fee breakpoints compared favorably with competitive fee rates – was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund’s contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

7)	Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year’s profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year’s practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)	Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, including a virtually complete database of all institutional accounts, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) an analysis of differences in actual fees within specific investment categories, with special attention given to accounts established before and after the implementation of the standardized institutional fee schedules in 2005.

9)	Management fee disparities. In any future study of management fees, CMG and the Atlantic Trustees should analyze the differences in management fee schedules, including those arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)	Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look

39

for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 124 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully Submitted,

Steven E. Asher

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Important Information About This Report

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Strategic Investor Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

41

One Financial Center

Boston, MA 02111-2621

Columbia Strategic Investor Fund

Semiannual Report, February 28, 2010

©2010 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-44/35204-0210 (04/10) 10-B2X540

Semiannual Report

February 28, 2010

Columbia Federal Securities Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

As we previously announced, Bank of America, N.A. has reached a definitive agreement to sell Columbia Management’s long-term asset management business to Ameriprise Financial, Inc. This includes the management of its equity and fixed-income mutual funds.

This transaction combines two leading asset management firms and will create one entity that is expected to rank as one of the top asset managers. It is anticipated that the combined U.S. asset management business will operate under the well-regarded Columbia Management brand. The combined U.S. asset management business will be led by Ted Truscott, currently president, U.S. asset management, annuities and chief investment officer, Ameriprise Financial. Michael A. Jones, currently president of Columbia Management, will serve as president, U.S. asset management. Colin Moore, chief investment officer at Columbia Management, will continue to serve in that role for the combined organization. I will also continue in my role as head of mutual funds, responsible for the delivery of mutual fund products and services to investors.

As a valued investor in Columbia funds, please know that our goal is to ensure a smooth transition and provide you with the highest quality products and services. We will work closely with colleagues at Ameriprise Financial to seek a seamless transition for our clients and to keep you informed as the transition progresses and key decisions are made. We want to assure you that the funds’ portfolio managers continue to focus on providing uninterrupted service to Columbia fund shareholders. Columbia Management and Ameriprise Financial will operate independently until all required approvals, including fund board, fund shareholder and other client approvals, have been received and the transaction closes, which is expected to occur in the spring of this year.

Meanwhile, transition teams across the company have been formed to oversee integration efforts including rebranding initiatives, vendor and system consolidations and client communications. Throughout the transition, we seek to build on best practices from both legacy organizations with enhancements to productivity, quality and the delivery of world-class customer experiences.

Clearly, we have a lot of work ahead of us in 2010. We look forward to introducing our combined business with an even wider breadth of products and capabilities. Everyone at Columbia Management and Ameriprise Financial is excited about the opportunities for this combined organization. I share this optimism and believe it will position us as a best-in-class asset management business with the ability to deliver more for clients than ever before.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

Fund Profile – Columbia Federal Securities Fund

Summary

■

For the six-month period that ended February 28, 2010, the fund’s Class A shares returned 2.35% without sales charge. The return of the fund’s benchmark, the Citigroup Government/Mortgage Index[1], was 2.28%. The average return of the fund’s peer group, the Lipper General U.S. Government Funds Classification[2], was 1.98%. The fund’s investments outside the Treasury market were instrumental in creating a modest performance advantage versus the benchmark and the peer group.

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During the period, the government continued its policy of providing liquidity to many segments of the fixed-income markets. In response, the fund continued to invest aggressively in the areas receiving government support until they became too richly valued. This approach led us to establish positions in commercial mortgage-backed securities. We also invested in corporate bonds, which were an indirect beneficiary of the increased liquidity that resulted from government action. Neither commercial mortgage-backed securities nor corporates is represented in the benchmark, and both asset classes were superior performers for the six-month period. In particular, the fund’s corporate bond holdings emphasized banks and insurance companies, whose balance sheets have been bolstered by the Federal Reserve Board (“the Fed”) intervention. On the downside, the fund reduced its commitment to agency mortgages following their appreciation to levels that we considered to represent normal valuations. This move detracted from performance because agency mortgages account for a significant percentage of the benchmark, and continued government support pushed them well above their historical trading ranges.

■

We expect that the Fed’s support of the agency market will be phased downward in 2010 after purchases totaling approximately $1.5 trillion in 2009. We have therefore retained an underweight in this area. We have maintained a modest overweight in commercial mortgage-backed securities, based on relative valuations and the expectation that supply will be light in the year ahead. We also anticipate that corporate bonds could be an inexpensive way for pension funds to enter the fixed-income market as they seek to immunize their long-term liabilities, and this prospect of heightened demand has led us to maintain the fund’s modest overweight in the corporate sector.

Portfolio Management

Jonathan P. Carlson has co-managed the fund since June 2007 and has been associated with the advisor or its predecessors since 2007.

Michael Zazzarino has co-managed the fund since December 2007 and has been associated with the advisor or its predecessors since 2005.

Subject to satisfying various conditions to closing, effective on or about May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., is expected to become the investment advisor to the fund and change its name to Columbia Management Investment Advisers, LLC. Please see the fund’s prospectus dated January 1, 2010, including the supplements thereto, for more information regarding the expected change in investment advisor and any related changes to the portfolio management of the fund.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices generally drop, and vice versa.

[1]

The Citigroup Government/Mortgage Index is a combination of the Citigroup U.S. Government Index and the Citigroup Mortgage Index. The Government index tracks the performance of the Treasury and government-sponsored indices within the U.S. Broad Investment Grade (BIG) Bond Index. The Mortgage Index tracks the performance of the mortgage component of the BIG Bond Index, comprising 30- and 15-year GNMA, FNMA and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 02/28/10

+2.35% Class A shares (without sales charge)

+2.28% Citigroup Government/Mortgage Index

Morningstar Style Box™

Fixed Income Maturity

The Morningstar Style Box™ reveals a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

1

Performance Information – Columbia Federal Securities Fund

Annual operating expense ratio (%)*

Class A	1.00
Class B	1.75
Class C	1.75
Class Z	0.75

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods used in calculating the ratios.

Net asset value per share

as of 02/28/10 ($)
Class A	10.82
Class B	10.82
Class C	10.82
Class Z	10.82

Distributions declared per share

09/01/09 - 02/28/10 ($)
Class A	0.15
Class B	0.11
Class C	0.12
Class Z	0.16

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 03/01/00 – 02/28/10 ($)

Sales charge	without	with
Class A	17,189	16,373
Class B	15,957	15,957
Class C	16,194	16,194
Class Z	17,621	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Federal Securities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 02/28/10 (%)

Share class	A		B		C		Z
Inception	03/30/84		06/08/92		08/01/97		01/11/99
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	2.35	–2.51	1.98	–3.02	2.05	1.05	2.48
1-year	4.75	–0.22	3.97	–1.03	4.13	3.13	5.01
5-year	4.43	3.42	3.65	3.30	3.80	3.80	4.69
10-year	5.57	5.05	4.78	4.78	4.94	4.94	5.83

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	1.06	–3.74	0.69	–4.30	0.76	–0.23	1.19
1-year	3.20	–1.70	2.44	–2.56	2.59	1.59	3.46
5-year	4.41	3.40	3.64	3.29	3.79	3.79	4.67
10-year	5.36	4.84	4.57	4.57	4.73	4.73	5.62

The “with sales charge” returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or expense reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes a shareholder may pay on fund distributions or on the redemption of fund shares.

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Understanding Your Expenses – Columbia Federal Securities Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee.

This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/09 – 02/28/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,023.50	1,020.08	4.77	4.76	0.95
Class B	1,000.00	1,000.00	1,019.80	1,016.36	8.51	8.50	1.70
Class C	1,000.00	1,000.00	1,020.50	1,017.11	7.77	7.75	1.55
Class Z	1,000.00	1,000.00	1,024.80	1,021.32	3.51	3.51	0.70

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

3

Investment Portfolio – Columbia Federal Securities Fund

February 28, 2010 (Unaudited)

Mortgage-Backed Securities – 33.2%

	Par ($)	Value ($)

Federal Home Loan Mortgage Corp.
1.886% 07/01/19 (03/01/10) (a)(b)	29,317	29,348
2.323% 05/01/18 (03/01/10) (a)(b)	13,856	13,957
3.085% 02/01/18 (03/01/10) (a)(b)	15,464	15,386
4.000% 11/01/39	9,975,261	9,823,851
4.000% 01/01/40	9,487,374	9,343,370
4.500% 01/01/40	38,875,943	39,432,617
5.609% 08/01/37 (03/01/10) (a)(b)	4,370,519	4,534,316
5.681% 06/01/37 (03/01/10) (a)(b)	4,018,184	4,175,642
5.719% 06/01/36 (03/01/10) (a)(b)	4,690,464	4,950,650
6.000% 03/01/38	41,944,333	44,941,291
7.000% 08/01/29	8	9
8.000% 12/01/11	4	4
8.000% 04/01/17	38,827	42,746
8.500% 06/01/17	275	305
8.500% 09/01/17	3,035	3,307
8.500% 09/01/20	36,457	39,730
9.000% 12/01/16	2,057	2,287
9.000% 12/01/18	3,379	3,756
9.000% 01/01/22	51,930	59,391
9.250% 07/01/10	28	28
9.250% 10/01/19	11,065	12,387
9.500% 04/01/11	301	310
9.500% 04/01/16	569	637
9.500% 07/01/16	621	699
9.500% 09/01/16	595	668
9.500% 10/01/16	2,890	3,238
9.500% 09/01/20	249	279
9.500% 06/01/21	8,236	9,221
9.750% 09/01/16	3,291	3,557
10.000% 09/01/18	261	269
10.000% 11/01/19	29,141	33,359
10.250% 10/01/10	784	793
10.500% 01/01/16	34,279	37,948
10.500% 06/01/17	54,560	58,482
10.500% 08/01/19	7,100	7,982
10.500% 09/01/19	4,369	4,959
10.500% 01/01/20	22,652	25,408
10.500% 04/01/21	1,280	1,377
11.250% 04/01/11	2,556	2,609
11.250% 08/01/13	4,964	5,151
11.250% 09/01/15	5,128	5,964
11.250% 12/01/15	20,224	23,436
11.500% 02/01/15	22,942	24,481

Federal National Mortgage Association
2.203% 07/01/20 (03/01/10) (a)(b)	5,699	5,787
2.318% 12/01/17 (03/01/10) (a)(b)	11,474	11,749
2.398% 06/01/20 (03/01/10) (a)(b)	16,553	16,835
2.512% 03/01/18 (03/01/10) (a)(b)	73,180	74,162

	Par ($)	Value ($)
2.587% 07/01/27 (03/01/10) (a)(b)	15,268	15,515
2.840% 08/01/19 (03/01/10) (a)(b)	20,242	20,348
3.000% 11/01/19 (03/01/10) (a)(b)	2,494	2,504
3.125% 06/01/19 (03/01/10) (a)(b)	11,717	11,970
3.199% 08/01/36 (03/01/10) (a)(b)	12,678	13,079
3.380% 10/01/14	2,495,678	2,571,194
4.420% 10/01/19	4,398,047	4,534,196
4.430% 10/01/19	4,981,725	5,137,994
4.500% 09/01/39	18,639,146	18,897,307
4.500% 11/01/39	22,432,507	22,743,207
4.570% 01/01/20	1,123,951	1,168,466
4.600% 01/01/20	1,846,353	1,923,098
5.030% 05/01/24	3,545,000	3,676,963
5.198% 12/01/31 (03/01/10) (a)(b)	33,329	35,478
5.559% 10/01/37 (03/01/10) (a)(b)	3,004,398	3,127,723
6.000% 01/01/24	138,045	147,282
6.000% 02/01/24	96,766	103,238
6.000% 03/01/24	569,989	608,111
6.000% 04/01/24	440,359	469,811
6.000% 05/01/24	170,769	182,190
6.000% 08/01/24	62,641	66,831
6.000% 01/01/26	1,392	1,489
6.000% 03/01/26	32,875	35,168
6.000% 04/01/26	1,366	1,461
6.000% 05/01/26	5,083	5,437
6.500% 08/01/10	1,244	1,253
6.500% 12/01/10	101	102
6.500% 04/01/11	2,249	2,343
6.500% 10/01/22	21,842	23,352
6.500% 09/01/25	21,955	23,665
6.500% 11/01/25	93,010	100,251
6.500% 05/01/26	164,457	177,261
6.500% 09/01/28	9,323	10,121
6.500% 12/01/28	12,421	13,485
6.500% 01/01/29	87,741	95,258
6.500% 06/01/29	85,148	92,442
6.565% 07/01/16	4,436,899	5,013,630
7.000% 07/01/10	339	345
7.000% 09/01/10	899	915
7.000% 10/01/10	347	352
7.000% 10/01/12	5,417	5,726
7.000% 08/01/23	85,702	95,006
7.000% 10/01/23	22,890	25,375
7.000% 11/01/23	31,116	34,494
7.000% 02/01/27	4,613	5,123
7.500% 06/01/10	128	131
7.500% 11/01/11	200	208
7.500% 12/01/14	170	186
7.500% 01/01/17	25,047	27,919
7.500% 02/01/18	9,485	10,630
7.500% 10/01/23	11,112	12,436

See Accompanying Notes to Financial Statements.

4

Columbia Federal Securities Fund

February 28, 2010 (Unaudited)

Mortgage-Backed Securities (continued)

	Par ($)	Value ($)
7.500% 12/01/23	48,009	53,729
8.000% 03/01/13	861	933
8.000% 11/01/15	745	855
8.000% 06/01/25	1,649	1,893
8.000% 08/01/27	22,524	25,890
8.000% 02/01/30	1,596	1,837
8.000% 03/01/30	3,125	3,591
8.000% 08/01/30	1,710	1,965
8.000% 10/01/30	27,497	31,594
8.000% 11/01/30	134,845	154,936
8.000% 12/01/30	44,591	51,234
8.000% 01/01/31	223,139	256,726
8.000% 02/01/31	170	195
8.000% 04/01/31	19,966	22,941
8.000% 05/01/31	30,700	35,279
8.000% 08/01/31	1,128	1,296
8.000% 09/01/31	49,608	57,009
8.000% 12/01/31	9,924	11,404
8.000% 04/01/32	71,938	82,677
8.000% 05/01/32	249,230	286,465
8.000% 06/01/32	287,259	330,176
8.000% 07/01/32	4,424	5,085
8.000% 08/01/32	6,882	7,511
8.000% 10/01/32	22,394	25,739
8.000% 11/01/32	55,998	64,342
8.000% 02/01/33	34,412	39,553
8.000% 03/01/33	28,719	32,883
8.500% 06/01/15	833	913
8.500% 02/01/17	1,432	1,580
8.500% 09/01/21	11,094	12,223
9.000% 04/01/15	3,263	3,343
9.000% 04/01/16	166	173
9.000% 07/01/16	2,203	2,434
9.000% 09/01/16	196	201
9.000% 05/01/18	10,808	11,973
9.000% 09/01/19	719	810
9.000% 07/01/20	28	28
9.000% 08/01/21	56,941	65,419
9.000% 06/01/22	2,436	2,496
9.000% 09/01/24	13,796	15,787
9.500% 06/01/16	26,842	29,801
9.500% 02/01/17	1,443	1,600
9.500% 01/01/19	107,664	118,558
9.500% 04/01/20	77,561	85,885
9.500% 07/15/21	260,510	299,673
9.500% 08/01/21	123,089	142,647
10.500% 12/01/15	662	741
11.000% 08/01/15	379	388

	Par ($)	Value ($)
Government National Mortgage Association
3.625% 08/20/22 (03/01/10) (a)(b)	4,036	4,167
4.375% 05/20/22 (03/01/10) (a)(b)	21,579	22,323
4.375% 06/20/23 (03/01/10) (a)(b)	14,415	14,908
6.000% 12/15/10	4,592	4,626
6.500% 06/15/23	8,612	9,261
6.500% 08/15/23	1,355	1,456
6.500% 09/15/23	11,662	12,539
6.500% 10/15/23	20,979	22,558
6.500% 11/15/23	92,736	99,714
6.500% 12/15/23	39,390	42,355
6.500% 01/15/24	34,396	37,210
6.500% 02/15/24	29,688	32,118
6.500% 03/15/24	62,623	67,749
6.500% 04/15/24	14,538	15,728
6.500% 05/15/24	19,688	21,249
6.500% 07/15/24	76,130	81,902
6.500% 09/15/25	28,461	30,746
6.500% 12/15/25	23,167	25,026
6.500% 01/15/28	18,991	20,889
6.500% 02/15/28	29,582	32,539
6.500% 07/15/28	72,630	79,890
6.500% 08/15/28	54,961	60,454
6.500% 10/15/28	50,680	55,746
6.500% 11/15/28	12,831	14,113
6.500% 12/15/28	143,885	158,267
6.500% 01/15/29	104,538	114,726
6.500% 02/15/29	30,705	33,698
7.000% 03/15/22	7,647	8,491
7.000% 04/15/22	1,116	1,239
7.000% 10/15/22	1,979	2,198
7.000% 10/15/22	897	996
7.000% 11/15/22	7,336	8,147
7.000% 01/15/23	102,405	113,723
7.000% 03/15/23	811	901
7.000% 05/15/23	67,734	75,221
7.000% 06/15/23	15,066	16,731
7.000% 07/15/23	4,009	4,452
7.000% 10/15/23	40,750	45,254
7.000% 12/15/23	34,085	37,851
7.000% 01/15/24	1,556	1,731
7.000% 03/15/24	519	577
7.000% 10/15/24	29,040	32,258
7.000% 09/15/25	2,941	3,273
7.000% 10/15/25	71,686	79,775
7.000% 12/15/25	28,618	31,849
7.000% 01/15/26	26,428	29,432
7.000% 02/15/26	31,024	34,550
7.000% 03/15/26	4,152	4,624
7.000% 04/15/26	3,020	3,363

See Accompanying Notes to Financial Statements.

5

Columbia Federal Securities Fund

February 28, 2010 (Unaudited)

Mortgage-Backed Securities (continued)

	Par ($)	Value ($)
7.000% 05/15/26	1,470	1,637
7.000% 06/15/26	45,383	50,542
7.000% 11/15/26	42,464	47,267
7.000% 12/15/26	721	803
7.000% 01/15/27	3,059	3,409
7.000% 02/15/27	342	381
7.000% 04/15/27	3,752	4,181
7.000% 09/15/27	30,071	33,511
7.000% 10/15/27	51,869	57,805
7.000% 11/15/27	117,517	130,961
7.000% 12/15/27	211,861	236,100
7.000% 01/15/28	9,983	11,142
7.000% 02/15/28	36,300	40,459
7.000% 03/15/28	123,870	138,197
7.000% 04/15/28	62,151	69,362
7.000% 05/15/28	19,296	21,535
7.000% 06/15/28	5,212	5,817
7.000% 07/15/28	271,726	303,251
7.000% 07/15/28	10,159	11,337
7.000% 09/15/28	13,789	15,389
7.000% 12/15/28	87,724	97,900
7.000% 01/15/29	803	896
7.000% 03/15/29	18,878	21,077
7.000% 04/15/29	30,411	33,958
7.000% 05/15/29	19,203	21,444
7.000% 06/15/29	14,669	16,380
7.000% 07/15/29	52,265	58,359
7.000% 08/15/29	26,678	29,789
7.000% 09/15/29	15,850	17,696
7.000% 10/15/29	7,506	8,381
7.500% 04/15/22	16,978	19,128
7.500% 10/15/23	28,446	32,102
7.500% 08/15/25	106,314	119,939
7.500% 10/15/25	10,476	11,819
7.500% 12/15/25	43,395	48,957
8.000% 11/15/14	8,842	9,596
8.000% 06/20/17	88,117	97,926
8.000% 06/15/22	61,738	70,776
8.000% 02/15/23	73,295	84,214
8.000% 03/20/23	335	384
8.000% 06/15/23	1,260	1,448
8.000% 07/15/26	28,602	32,838
8.000% 07/15/29	2,741	3,154
8.500% 12/15/21	2,766	3,182
8.500% 01/15/22	59,458	68,558
8.500% 09/15/22	2,611	2,841
8.500% 11/20/22	37,673	43,287
8.500% 12/15/22	2,999	3,446
8.750% 12/15/21	99,497	113,079
8.850% 01/15/19	30,856	34,988
8.850% 05/15/19	56,250	63,781

	Par ($)	Value ($)
9.000% 05/15/16	17,861	19,920
9.000% 06/15/16	7,600	8,475
9.000% 07/15/16	20,132	22,454
9.000% 08/15/16	655	731
9.000% 09/15/16	17,915	19,981
9.000% 10/15/16	23,168	25,839
9.000% 11/15/16	6,096	6,799
9.000% 11/20/16	51,173	58,262
9.000% 12/15/16	689	769
9.000% 01/15/17	51,573	57,734
9.000% 02/15/17	1,314	1,471
9.000% 03/20/17	19,079	21,281
9.000% 05/15/17	2,314	2,590
9.000% 06/15/17	12,446	13,933
9.000% 06/20/17	35,991	40,145
9.000% 07/15/17	438	491
9.000% 09/15/17	3,567	3,994
9.000% 10/15/17	7,115	7,912
9.000% 12/15/17	4,454	5,031
9.000% 04/20/18	70,459	79,741
9.000% 05/20/18	24,531	27,763
9.000% 12/15/19	316	360
9.000% 04/15/20	947	1,082
9.000% 05/20/21	954	1,090
9.000% 09/15/21	175	201
9.000% 02/15/25	79,980	92,537
9.250% 10/15/16	61,416	67,932
9.250% 05/15/18	13,663	15,521
9.250% 07/15/21	33,180	38,037
9.250% 09/15/21	29,923	34,302
9.500% 12/20/24	10,755	12,405
9.500% 01/20/25	6,976	7,740
10.000% 12/15/17	1,128	1,260
10.000% 07/20/18	16,488	18,808
10.000% 03/15/19	330	378
10.000% 11/15/20	10,952	12,611
10.500% 09/15/10	5	6
10.500% 06/15/11	5,120	5,452
10.500% 06/15/12	5,991	6,405
10.500% 11/15/13	7,277	7,980
10.500% 08/15/15	438	445
10.500% 09/15/15	15,492	17,236
10.500% 10/15/15	4,011	4,454
10.500% 12/15/15	33	37
10.500% 01/15/16	11,000	12,316
10.500% 01/20/16	114	126
10.500% 02/15/16	4,254	4,763
10.500% 03/15/16	3,656	4,088
10.500% 07/15/17	11,087	12,432
10.500% 10/15/17	523	587
10.500% 11/15/17	36,723	41,177

See Accompanying Notes to Financial Statements.

6

Columbia Federal Securities Fund

February 28, 2010 (Unaudited)

Mortgage-Backed Securities (continued)

	Par ($)	Value ($)
10.500% 12/15/17	21,320	23,907
10.500% 01/15/18	7,340	8,245
10.500% 02/15/18	18,679	21,035
10.500% 03/15/18	12,156	13,690
10.500% 04/15/18	21,531	24,247
10.500% 06/15/18	5,648	6,349
10.500% 07/15/18	41,118	46,305
10.500% 09/15/18	4,845	5,456
10.500% 10/15/18	4,761	5,363
10.500% 12/15/18	8,977	10,126
10.500% 02/15/19	7,012	7,926
10.500% 03/15/19	2,124	2,401
10.500% 04/15/19	34,124	38,573
10.500% 05/15/19	30,617	34,595
10.500% 06/15/19	30,529	34,479
10.500% 06/20/19	5,949	6,700
10.500% 07/15/19	78,466	88,695
10.500% 07/20/19	3,344	3,767
10.500% 08/15/19	19,599	22,153
10.500% 08/20/19	8,280	9,248
10.500% 09/15/19	8,423	9,473
10.500% 09/20/19	7,550	8,503
10.500% 10/15/19	3,784	4,278
10.500% 12/15/19	21,754	24,590
10.500% 05/15/20	6,570	7,427
10.500% 07/15/20	14,030	15,862
10.500% 08/15/20	9,729	10,998
10.500% 09/15/20	10,308	11,651
10.500% 11/15/20	1,876	2,121
10.500% 12/15/20	690	780
10.500% 01/15/21	2,479	2,797
10.500% 08/15/21	83,812	94,055
11.000% 07/15/10	917	944
11.000% 08/15/10	811	834
11.000% 09/15/10	3,672	3,770
11.000% 11/15/10	356	366
11.000% 04/15/11	1,477	1,573
11.000% 02/15/13	441	464
11.000% 07/15/13	5,765	6,357
11.000% 08/15/15	20,216	22,699
11.000% 09/15/15	12,599	14,094
11.000% 10/15/15	6,511	7,310
11.000% 11/15/15	35,607	40,239
11.000% 12/15/15	35,288	39,620
11.000% 01/15/16	7,513	8,385
11.000% 02/15/16	2,274	2,551
11.000% 03/15/16	1,007	1,012
11.000% 07/15/16	31,100	34,712
11.000% 09/15/18	50,527	56,826
11.000% 11/15/18	7,930	8,919
11.000% 12/15/18	28,848	32,445

	Par ($)	Value ($)
11.000% 06/20/19	4,706	5,260
11.000% 07/20/19	160	179
11.000% 09/20/19	1,859	2,080
11.000% 12/15/20	10,165	11,483
11.500% 07/15/10	487	502
11.500% 10/15/10	1,663	1,716
11.500% 01/15/13	12,866	14,227
11.500% 02/15/13	29,704	32,988
11.500% 03/15/13	57,258	63,597
11.500% 04/15/13	41,782	46,226
11.500% 05/15/13	67,395	74,456
11.500% 06/15/13	40,601	44,935
11.500% 07/15/13	35,131	39,097
11.500% 08/15/13	11,649	12,884
11.500% 09/15/13	11,146	12,405
11.500% 11/15/13	4,866	5,417
11.500% 01/15/14	2,563	2,876
11.500% 02/15/14	2,383	2,674
11.500% 08/15/15	2,588	2,932
11.500% 09/15/15	7,160	7,780
11.500% 10/15/15	14,757	16,738
11.500% 11/15/15	5,466	6,193
11.500% 12/15/15	3,966	4,493
11.500% 01/15/16	5,583	6,363
11.500% 02/15/16	3,779	4,137
11.500% 02/20/16	5,839	6,547
11.500% 11/15/17	6,871	7,866
11.500% 12/15/17	3,023	3,461
11.500% 01/15/18	1,107	1,264
11.500% 02/15/18	2,470	2,821
11.500% 02/20/18	533	568
11.500% 05/15/18	3,309	3,779
11.500% 11/15/19	3,247	3,254
11.750% 07/15/13	6,338	7,006
11.750% 07/15/15	31,325	35,361
12.000% 11/15/12	2,161	2,374
12.000% 12/15/12	49,637	54,575
12.000% 01/15/13	45,171	50,097
12.000% 02/15/13	27,705	30,780
12.000% 03/15/13	4,709	5,193
12.000% 08/15/13	7,994	8,895
12.000% 09/15/13	32,865	36,351
12.000% 09/20/13	1,335	1,480
12.000% 10/15/13	4,230	4,703
12.000% 12/15/13	7,610	8,468
12.000% 01/15/14	7,635	8,436
12.000% 01/20/14	437	484
12.000% 02/15/14	20,952	23,030
12.000% 02/20/14	11,596	12,811
12.000% 03/15/14	60,877	68,130
12.000% 03/20/14	5,297	5,879

See Accompanying Notes to Financial Statements.

7

Columbia Federal Securities Fund

February 28, 2010 (Unaudited)

Mortgage-Backed Securities (continued)

	Par ($)	Value ($)
12.000% 04/15/14	40,329	45,257
12.000% 05/15/14	61,205	68,740
12.000% 06/15/14	15,006	16,917
12.000% 07/15/14	6,228	6,997
12.000% 08/20/14	880	978
12.000% 01/15/15	9,857	11,076
12.000% 02/15/15	27,790	31,609
12.000% 03/15/15	18,636	20,888
12.000% 04/15/15	25,634	28,781
12.000% 05/15/15	9,713	10,958
12.000% 06/15/15	14,864	16,648
12.000% 07/15/15	12,839	14,365
12.000% 09/20/15	7,473	8,469
12.000% 10/15/15	5,489	6,120
12.000% 11/15/15	5,147	5,854
12.000% 12/20/15	1,015	1,135
12.000% 02/15/16	4,529	5,289
12.000% 02/20/16	745	833
12.250% 02/15/14	8,116	9,261
12.250% 03/15/14	3,461	3,950
12.250% 04/15/14	11,492	13,115
12.500% 04/15/10	1,072	1,108
12.500% 05/15/10	1,374	1,408
12.500% 06/15/10	2,961	3,060
12.500% 07/15/10	1,071	1,108
12.500% 10/15/10	2,876	2,973
12.500% 11/15/10	6,426	6,617
12.500% 12/15/10	13,156	13,600
12.500% 01/15/11	1,193	1,293
12.500% 05/15/11	4,023	4,361
12.500% 10/15/13	19,010	21,545
12.500% 10/20/13	13,897	15,694
12.500% 11/15/13	64,712	73,334
12.500% 12/15/13	14,808	16,451
12.500% 01/15/14	13,777	15,833
12.500% 05/15/14	50,393	57,076
12.500% 06/15/14	28,391	32,550
12.500% 07/20/14	1,611	1,727
12.500% 08/15/14	4,817	5,535
12.500% 09/20/14	1,310	1,434
12.500% 12/15/14	24,158	27,764
12.500% 01/15/15	31,999	36,891
12.500% 04/15/15	1,364	1,572
12.500% 05/15/15	8,909	9,837
12.500% 05/20/15	2,096	2,413
12.500% 06/15/15	5,052	5,836
12.500% 07/15/15	10,176	11,289
12.500% 07/20/15	2,220	2,518
12.500% 08/15/15	16,720	19,311
12.500% 10/15/15	24,448	28,237
12.500% 11/20/15	6,740	7,757

	Par ($)	Value ($)
13.000% 01/15/11	6,008	6,135
13.000% 02/15/11	5,714	6,061
13.000% 03/15/11	5,967	6,372
13.000% 04/15/11	13,308	14,163
13.000% 06/15/11	3,418	3,618
13.000% 06/15/12	1,315	1,333
13.000% 10/15/12	7,102	7,911
13.000% 11/15/12	3,915	4,381
13.000% 12/15/12	1,429	1,589
13.000% 02/15/13	7,944	9,030
13.000% 05/15/13	1,895	2,090
13.000% 09/15/13	2,214	2,514
13.000% 09/20/13	5,673	6,453
13.000% 10/15/13	23,546	26,781
13.000% 06/15/14	18,903	21,942
13.000% 07/15/14	11,173	12,974
13.000% 07/20/14	1,236	1,402
13.000% 09/15/14	15,555	18,025
13.000% 10/15/14	2,331	2,643
13.000% 11/15/14	19,878	23,106
13.000% 12/15/14	5,671	6,585
13.000% 03/15/15	2,131	2,455
13.000% 06/15/15	3,766	3,862
13.500% 05/15/10	465	483
13.500% 06/15/10	84	87
13.500% 10/15/10	1,564	1,624
13.500% 04/15/11	1,419	1,549
13.500% 05/15/11	6,332	6,858
13.500% 10/15/12	524	592
13.500% 11/15/12	14,160	16,007
13.500% 06/15/13	2,103	2,445
13.500% 07/15/14	1,280	1,520
13.500% 08/15/14	1,126	1,338
13.500% 08/20/14	3,893	4,528
13.500% 09/15/14	2,857	3,395
13.500% 09/20/14	3,092	3,661
13.500% 10/15/14	2,923	3,473
13.500% 11/15/14	8,556	10,166
13.500% 11/20/14	11,025	13,022
13.500% 12/15/14	2,770	3,292
13.500% 12/20/14	3,743	4,433
13.500% 01/15/15	4,208	5,058
13.500% 02/20/15	6,491	7,675
13.500% 04/15/15	2,984	3,587
13.500% 06/15/15	3,670	4,411
14.000% 06/15/11	1,135	1,243
15.000% 09/15/11	5,810	6,354
15.000% 07/15/12	732	837

Total Mortgage-Backed Securities (cost of $195,025,990)		199,054,905

See Accompanying Notes to Financial Statements.

8

Columbia Federal Securities Fund

February 28, 2010 (Unaudited)

Government & Agency Obligations – 49.3%

	Par ($)	Value ($)
U.S. Government Agencies – 3.2%
Federal Home Loan Bank
5.375% 03/11/16	8,130,000	9,151,551
5.375% 06/10/16	8,830,000	9,909,671

Small Business Administration
8.200% 10/01/11	26,261	26,901
8.250% 11/01/11	71,124	73,169
9.150% 07/01/11	12,601	12,966

U.S. Government Agencies Total		19,174,258

U.S. Government Obligations – 46.1%
U.S. Treasury Bonds
4.500% 02/15/36 (c)	27,045,000	27,192,909

U.S. Treasury Notes
0.875% 03/31/11 (c)	85,943,000	86,413,022
0.875% 05/31/11 (c)	34,848,000	35,052,174
1.375% 03/15/12 (c)	50,306,000	50,860,171
1.375% 10/15/12 (c)	400,000	402,406
1.875% 02/28/14 (c)	21,912,000	21,947,958
2.625% 04/30/16	11,729,000	11,631,872
2.750% 02/15/19 (c)	23,928,000	22,572,694
3.125% 09/30/13 (c)	7,775,000	8,183,188
4.000% 04/15/10	5,900,000	5,928,350

U.S. Treasury Stripped
P.O.,
11/15/21 (c)(d)	10,000,000	6,095,560

U.S. Government Obligations Total		276,280,304

Total Government & Agency Obligations (cost of $294,418,488)		295,454,562

Commercial Mortgage-Backed Securities – 7.3%
Bear Stearns Commercial Mortgage Securities
4.740% 03/13/40	1,225,000	1,273,253
4.933% 02/13/42 (03/01/10) (a)(b)	1,260,000	1,298,878

Citigroup Commercial Mortgage Trust
4.733% 10/15/41	765,000	763,449

GE Capital Commercial Mortgage Corp.
4.819% 01/10/38	3,535,000	3,683,696

GMAC Commercial Mortgage Securities, Inc.
5.485% 05/10/40 (03/01/10) (a)(b)	815,000	866,931

	Par ($)	Value ($)

Greenwich Capital Commercial Funding Corp.
5.317% 06/10/36 (03/01/10) (a)(b)	4,170,000	4,359,137
5.883% 07/10/38 (03/01/10) (a)(b)	1,440,000	1,427,595

GS Mortgage Securities Corp. II
4.751% 07/10/39	1,205,000	1,225,960

JPMorgan Chase Commercial Mortgage Securities Corp.
4.393% 07/12/37	1,911,771	1,957,063

LB-UBS Commercial Mortgage Trust
4.853% 09/15/31	885,000	925,242
5.124% 11/15/32 (03/11/10) (a)(b)	715,000	749,949
5.279% 11/15/38	2,964,822	3,035,123

Merrill Lynch Mortgage Investors, Inc.
I.O.,
0.570% 12/15/30 (03/01/10) (a)(b)(e)	2,600,602	52,174

Morgan Stanley Capital I
4.970% 12/15/41	2,660,000	2,765,743
5.150% 06/13/41	2,500,000	2,600,291

Morgan Stanley Dean Witter Capital I
4.180% 03/12/35	1,766,412	1,803,668
4.740% 11/13/36	1,060,000	1,103,387
4.920% 03/12/35	2,646,000	2,745,709
5.080% 09/15/37	2,995,000	3,132,063
5.980% 01/15/39	1,430,000	1,519,372

Wachovia Bank Commercial Mortgage Trust
4.980% 11/15/34	2,030,000	2,126,395
5.037% 03/15/42	3,420,000	3,505,552
5.208% 10/15/44 (03/01/10) (a)(b)	265,000	277,893
5.726% 06/15/45	746,331	755,039

Total Commercial Mortgage-Backed Securities (cost of $40,526,716)		43,953,562

Corporate Fixed-Income Bonds & Notes – 4.5%
Basic Materials – 0.4%
Chemicals – 0.2%
Dow Chemical Co.
5.700% 05/15/18	325,000	337,687
5.900% 02/15/15	325,000	351,868
8.550% 05/15/19	255,000	308,273

See Accompanying Notes to Financial Statements.

9

Columbia Federal Securities Fund

February 28, 2010 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Basic Materials (continued)
Lubrizol Corp.
6.500% 10/01/34	165,000	174,207

Chemicals Total		1,172,035

Iron/Steel – 0.2%
Nucor Corp.
5.000% 06/01/13	134,000	146,077
5.850% 06/01/18	710,000	778,431

Iron/Steel Total		924,508

Basic Materials Total		2,096,543

Communications – 0.5%
Media – 0.2%
Comcast Corp.
5.850% 11/15/15	375,000	417,842

Time Warner Cable, Inc.
3.500% 02/01/15	795,000	800,593
5.850% 05/01/17	80,000	86,022

Time Warner, Inc.
6.500% 11/15/36	35,000	37,069

Media Total		1,341,526

Telecommunication Services – 0.3%
BellSouth Corp.
5.200% 09/15/14	375,000	409,838

Cellco Partnership/Verizon Wireless Capital LLC
5.550% 02/01/14	940,000	1,035,364

New Cingular Wireless Services, Inc.
8.750% 03/01/31	225,000	289,960

Telecommunication Services Total		1,735,162

Communications Total		3,076,688

Consumer Cyclical – 0.2%
Retail – 0.2%
CVS Pass-Through Trust
8.353% 07/10/31 (f)	1,084,503	1,254,130

Retail Total		1,254,130

Consumer Cyclical Total		1,254,130

Consumer Non-Cyclical – 0.4%
Beverages – 0.0%
PepsiCo, Inc.
4.500% 01/15/20	75,000	76,206

Beverages Total		76,206

	Par ($)	Value ($)
Food – 0.4%
Campbell Soup Co.
4.500% 02/15/19	85,000	86,948
General Mills, Inc.
5.200% 03/17/15	255,000	278,439

Kraft Foods, Inc.
4.125% 02/09/16	930,000	947,295
6.500% 02/09/40	70,000	73,330

Kroger Co.
3.900% 10/01/15	750,000	764,474

Food Total		2,150,486

Consumer Non-Cyclical Total		2,226,692

Energy – 0.5%
Oil & Gas – 0.1%
Marathon Oil Corp.
7.500% 02/15/19	220,000	256,387

Oil & Gas Total		256,387

Oil & Gas Services – 0.0%
Smith International, Inc.
9.750% 03/15/19	50,000	67,791

Weatherford International Ltd.
5.150% 03/15/13	175,000	186,177

Oil & Gas Services Total		253,968

Pipelines – 0.4%
Energy Transfer Partners LP
6.000% 07/01/13	445,000	485,525
6.625% 10/15/36	925,000	926,638

Kinder Morgan Energy Partners LP
5.625% 02/15/15	120,000	130,982
6.500% 09/01/39	170,000	176,631

Plains All American Pipeline LP
5.750% 01/15/20	40,000	41,710
6.500% 05/01/18	610,000	668,938

Pipelines Total		2,430,424

Energy Total		2,940,779

Financials – 1.9%
Banks – 0.6%
Bank of New York Mellon Corp.
5.450% 05/15/19	265,000	282,546

Capital One Capital IV
6.745% 02/17/37 (02/17/32) (a)(b)	240,000	199,200

See Accompanying Notes to Financial Statements.

10

Columbia Federal Securities Fund

February 28, 2010 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Financials (continued)
Capital One Capital V
10.250% 08/15/39	155,000	175,808
Citigroup, Inc.
6.010% 01/15/15	675,000	706,067

JPMorgan Chase Capital XVIII
6.950% 08/17/36	35,000	34,171

JPMorgan Chase Capital XX
6.550% 09/29/36	925,000	865,584

JPMorgan Chase Capital XXII
6.450% 02/02/37	30,000	27,405

PNC Funding Corp.
3.625% 02/08/15	150,000	150,843
5.125% 02/08/20	230,000	233,308

USB Capital IX
6.189% 10/29/49 (04/15/42) (a)(b)	635,000	523,875

Wachovia Corp.
5.500% 05/01/13	475,000	513,092

Banks Total		3,711,899

Diversified Financial Services – 0.2%
Ameriprise Financial, Inc.
7.300% 06/28/19	210,000	241,498

Discover Financial Services
10.250% 07/15/19	110,000	130,166

General Electric Capital Corp.
5.500% 01/08/20	250,000	251,404

International Lease Finance Corp.
4.875% 09/01/10	785,000	775,242

Diversified Financial Services Total		1,398,310

Insurance – 0.6%
CNA Financial Corp.
5.850% 12/15/14	69,000	70,614
7.350% 11/15/19	136,000	142,308

Lincoln National Corp.
8.750% 07/01/19	265,000	319,517

MetLife Capital Trust X
9.250% 04/08/38 (a)(f)	215,000	238,650

MetLife, Inc.
10.750% 08/01/39	835,000	1,028,951

Principal Life Income Funding Trusts
5.300% 04/24/13	15,000	16,221

Prudential Financial, Inc.
7.375% 06/15/19	1,015,000	1,167,112

	Par ($)	Value ($)
Transatlantic Holdings, Inc.
8.000% 11/30/39	190,000	191,692

Unum Group
7.125% 09/30/16	260,000	277,513

Insurance Total		3,452,578

Real Estate Investment Trusts (REITs) – 0.5%
Brandywine Operating Partnership LP
7.500% 05/15/15	510,000	539,862

Duke Realty LP
7.375% 02/15/15	605,000	655,070
8.250% 08/15/19	840,000	921,370

Simon Property Group LP
5.750% 12/01/15	355,000	380,761
6.750% 02/01/40	260,000	261,306

Real Estate Investment Trusts (REITs) Total		2,758,369

Financials Total		11,321,156

Industrials – 0.3%
Miscellaneous Manufacturing – 0.0%
Ingersoll-Rand Global Holding Co., Ltd.
9.500% 04/15/14	175,000	214,015

Miscellaneous Manufacturing Total		214,015

Transportation – 0.3%
BNSF Funding Trust I
6.613% 12/15/55 (01/15/26) (a)(b)	500,000	485,000

CSX Corp.
6.250% 04/01/15	375,000	420,265

Union Pacific Corp.
5.700% 08/15/18	190,000	202,508
6.650% 01/15/11	735,000	770,255

Transportation Total		1,878,028

Industrials Total		2,092,043

Technology – 0.1%
Networking Products – 0.0%
Cisco Systems, Inc.
5.900% 02/15/39	320,000	328,090

Networking Products Total		328,090

Software – 0.1%
Oracle Corp.
4.950% 04/15/13	410,000	449,279

Software Total		449,279

Technology Total		777,369

See Accompanying Notes to Financial Statements.

11

Columbia Federal Securities Fund

February 28, 2010 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Utilities – 0.2%
Electric – 0.2%
Niagara Mohawk Power Corp.
4.881% 08/15/19 (f)	235,000	237,620

Pacific Gas & Electric Co.
5.800% 03/01/37	1,050,000	1,064,376

Southern Co.
4.150% 05/15/14	20,000	21,108

Electric Total		1,323,104

Gas – 0.0%
Sempra Energy
6.500% 06/01/16	25,000	27,992

Gas Total		27,992

Utilities Total		1,351,096

Total Corporate Fixed-Income Bonds & Notes (cost of $26,115,788)		27,136,496

Collateralized Mortgage Obligations – 3.9%
Agency – 3.8%
Federal Home Loan Mortgage Corp.
6.000% 05/15/29	8,812,000	9,093,163

Federal National Mortgage Association
4.000% 01/25/30	13,588,145	13,708,956

Vendee Mortgage Trust
I.O.:
0.301% 03/15/29 (03/01/10) (a)(b)(e)	5,441,104	51,983
0.437% 03/15/28 (03/01/10) (a)(b)(e)	4,419,132	50,051

Agency Total		22,904,153

Non-Agency – 0.1%
Tryon Mortgage Funding, Inc.
7.500% 02/20/27	17,678	15,453

Washington Mutual Mortgage Loan Trust
1.529% 01/25/40 (03/25/10) (a)(b)	289,463	281,879

Non-Agency Total		297,332

Total Collateralized Mortgage Obligations (cost of $23,091,325)		23,201,485

Asset-Backed Securities – 0.8%
BMW Vehicle Lease Trust
2.040% 04/15/11	1,841,449	1,850,187

Capital One Multi-Asset Execution Trust
0.302% 05/15/13 (03/15/10) (a)(b)	1,985,000	1,983,813

	Par ($)	Value ($)
Entergy Gulf States Reconstruction Funding LLC
5.510% 10/01/13	318,525	338,333

Ford Credit Auto Owner Trust
5.150% 11/15/11	93,570	95,253

Massachusetts RRB Special Purpose Trust WMECO-1
6.530% 06/01/15	64,420	70,352

Small Business Administration
7.600% 01/01/12	33,807	34,828
8.650% 11/01/14	167,076	173,917
8.850% 08/01/11	3,120	3,243

West Penn Funding LLC Transition Bonds
4.460% 12/27/10 (f)	284,453	285,658

Total Asset-Backed Securities (cost of $4,783,830)		4,835,584

Securities Lending Collateral – 28.5%
	Shares
State Street Navigator Securities Lending Prime Portfolio (7 day yield of 0.197%) (g)	170,711,175	170,711,175

Total Securities Lending Collateral (cost of $170,711,175)		170,711,175

Short-Term Obligation – 0.7%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/26/10, due 03/01/10 at 0.050%, collateralized by a U.S. Government Agency obligation maturing 12/30/13, market value $4,428,525 (repurchase proceeds $4,338,018)	4,338,000	4,338,000

Total Short-Term Obligation (cost of $4,338,000)		4,338,000

Total Investments – 128.2% (cost of $759,011,312)(h)		768,685,769

Obligation to Return Collateral for Securities Loaned – (28.5)%		(170,711,175)

Other Assets & Liabilities, Net – 0.3%		1,573,853

Net Assets – 100.0%		599,548,447

See Accompanying Notes to Financial Statements.

12

Columbia Federal Securities Fund

February 28, 2010 (Unaudited)

Notes to Investment Portfolio:

(a)	The interest rate shown on floating rate or variable rate securities reflects the rate at February 28, 2010.

(b)	Parenthetical date represents the interest rate reset date for the security.

(c)	All or a portion of this security was on loan at February 28, 2010. The total market value of securities on loan at February 28, 2010 is $167,672,104.

(d)	Principal Payment Only.

(e)	Accrued interest accumulates in the value of this security and is payable at redemption.

(f)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2010, these securities, which are not illiquid, amounted to $2,016,058, which represents 0.3% of net assets.

(g)	Investment made with cash collateral received from securities lending activity.

(h)	Cost for federal income tax purposes is $759,011,312.

The following table summarizes the inputs used, as of February 28, 2010, in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Mortgage-Backed Securities	$—	$199,054,905	$—	$199,054,905
Government & Agency Obligations
U.S. Government Agencies	—	19,174,258	—	19,174,258
U.S. Government Obligations	270,184,744	6,095,560	—	276,280,304

Total Government & Agency Obligations	270,184,744	25,269,818	—	295,454,562

Total Commercial Mortgage-Backed Securities	—	43,953,562	—	43,953,562
Total Corporate Fixed-Income Bonds & Notes	—	27,136,496	—	27,136,496
Total Collateralized Mortgage Obligations	—	23,201,485	—	23,201,485
Total Asset-Backed Securities	—	4,835,584	—	4,835,584
Total Securities Lending Collateral	170,711,175	—	—	170,711,175
Total Short-Term Obligation	—	4,338,000	—	4,338,000

Total Investments	$440,895,919	$327,789,850	$—	$768,685,769

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At February 28, 2010, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Government & Agency Obligations	49.3
Mortgage-Backed Securities	33.2
Commercial Mortgage-Backed Securities	7.3
Corporate Fixed-Income Bonds & Notes	4.5
Collateralized Mortgage Obligations	3.9
Asset-Backed Securities	0.8

99.0
Securities Lending Collateral	28.5
Short-Term Obligation	0.7
Obligation to Return Collateral for Securities Loaned	(28.5)
Other Assets & Liabilities, Net	0.3

100.0

Acronym	Name
I.O.	Interest Only
P.O.	Principal Only
STRIPS	Separate Trading of Registered Interest and Principal of Securities

See Accompanying Notes to Financial Statements.

13

Statement of Assets and Liabilities – Columbia Federal Securities Fund

February 28, 2010 (Unaudited)

		($)
Assets	Investments, at cost	759,011,312

	Investments at value (including securities on loan of $167,672,104)	768,685,769
	Cash	111
	Receivable for:
	Investments sold	437,065
	Fund shares sold	47,137
	Interest	3,442,708
	Securities lending income	7,035
	Dollar roll income	53,348
	Expense reimbursement due from investment advisor	28,169
	Trustees’ deferred compensation plan	95,741
	Prepaid expenses	14,372

	Total Assets	772,811,455

Liabilities	Collateral on securities loaned	170,711,175
	Payable for:
	Investments purchased	890,338
	Fund shares repurchased	554,633
	Distributions	401,790
	Investment advisory fee	241,468
	Pricing and bookkeeping fees	25,140
	Transfer agent fee	108,244
	Trustees’ fees	29,814
	Custody fee	14,919
	Distribution and service fees	119,205
	Chief compliance officer expenses	110
	Trustees’ deferred compensation plan	95,741
	Other liabilities	70,431

	Total Liabilities	173,263,008

	Net Assets	599,548,447

Net Assets Consist of	Paid-in capital	608,861,408
	Overdistributed net investment income	(1,113,892)
	Accumulated net realized loss	(17,873,526)
	Net unrealized appreciation (depreciation) on investments	9,674,457

	Net Assets	599,548,447

See Accompanying Notes to Financial Statements.

14

Statement of Assets and Liabilities (continued) – Columbia Federal Securities Fund

February 28, 2010 (Unaudited)

Class A	Net assets	$496,403,367
	Shares outstanding	45,887,016
	Net asset value per share	$10.82	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share	$11.36	(b)

Class B	Net assets	$18,770,627
	Shares outstanding	1,735,133
	Net asset value and offering price per share	$10.82	(a)

Class C	Net assets	$12,405,240
	Shares outstanding	1,146,732
	Net asset value and offering price per share	$10.82	(a)

Class Z	Net assets	$71,969,213
	Shares outstanding	6,652,737
	Net asset value, offering and redemption price per share	$10.82

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

15

Statement of Operations – Columbia Federal Securities Fund

For the Six Months Ended February 28, 2010 (Unaudited)

		($)
Investment Income	Interest	10,980,470
	Securities lending income	116,494
	Dollar roll fee income	27,759

	Total Investment Income	11,124,723

Expenses	Investment advisory fee	1,590,390
	Distribution fee:
	Class B	83,743
	Class C	49,444
	Service fee:
	Class A	628,993
	Class B	27,914
	Class C	16,496
	Pricing and bookkeeping fees	104,642
	Transfer agent fee	364,394
	Trustees’ fees	29,284
	Custody fee	51,828
	Chief compliance officer expenses	409
	Other expenses	169,259

	Expenses before interest expense	3,116,796
	Interest expense	272

	Total Expenses	3,117,068

	Fees waived or expenses reimbursed by investment advisor	(171,669)
	Fees waived by distributor – Class C	(9,852)
	Expense reductions	(11)

	Net Expenses	2,935,536

	Net Investment Income	8,189,187

Net Realized and Unrealized Gain (Loss) on Investments	Net realized gain on investments	6,117,310
	Net change in unrealized appreciation (depreciation) on investments	160,393

	Net Gain	6,277,703

	Net Increase Resulting from Operations	14,466,890

See Accompanying Notes to Financial Statements.

16

Statement of Changes in Net Assets – Columbia Federal Securities Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended February 28, 2010 ($)	Year Ended August 31, 2009 ($)
Operations	Net investment income	8,189,187	22,454,971
	Net realized gain on investments and futures contracts	6,117,310	14,561,611
	Net change in unrealized appreciation (depreciation) on investments and futures contracts	160,393	1,716,151

	Net increase resulting from operations	14,466,890	38,732,733

Distributions to Shareholders	From net investment income:
	Class A	(7,124,144)	(18,982,480)
	Class B	(233,304)	(918,131)
	Class C	(147,543)	(460,568)
	Class Z	(1,112,800)	(2,887,362)

	Total distributions to shareholders	(8,617,791)	(23,248,541)

	Net Capital Stock Transactions	(35,426,897)	(49,705,001)
	Increase from regulatory settlements	—	69,270

	Total decrease in net assets	(29,577,798)	(34,151,539)

Net Assets	Beginning of period	629,126,245	663,277,784
	End of period	599,548,447	629,126,245
	Overdistributed net investment income at end of period	(1,113,892)	(685,288)

See Accompanying Notes to Financial Statements.

17

Statement of Changes in Net Assets(continued) – Columbia Federal Securities Fund

	Capital Stock Activity
	(Unaudited) Six Months Ended February 28, 2010		Year Ended August 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	826,684	8,921,937	3,556,008	37,812,023
Distributions reinvested	476,450	5,144,930	1,277,998	13,595,455
Redemptions	(3,562,422)	(38,402,516)	(9,159,108)	(97,530,319)

Net decrease	(2,259,288)	(24,335,649)	(4,325,102)	(46,122,841)
Class B
Subscriptions	51,000	549,818	924,207	9,820,780
Distributions reinvested	15,919	171,893	66,978	712,144
Redemptions	(770,583)	(8,307,050)	(1,869,251)	(19,910,268)

Net decrease	(703,664)	(7,585,339)	(878,066)	(9,377,344)
Class C
Subscriptions	74,602	804,795	1,309,558	13,904,546
Distributions reinvested	7,294	78,763	21,008	223,615
Redemptions	(260,805)	(2,809,124)	(851,908)	(9,049,658)

Net increase (decrease)	(178,909)	(1,925,566)	478,658	5,078,503
Class Z
Subscriptions	575,863	6,203,432	2,295,644	24,441,990
Distributions reinvested	19,317	208,615	42,909	456,821
Redemptions	(741,684)	(7,992,390)	(2,274,304)	(24,182,130)

Net increase (decrease)	(146,504)	(1,580,343)	64,249	716,681

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Federal Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class A Shares	2010		2009		2008	2007		2006		2005
Net Asset Value, Beginning of Period	$10.72		$10.47		$10.30	$10.38		$10.73		$10.75

Income from Investment Operations:
Net investment income (a)	0.14		0.36		0.46	0.46		0.44		0.41
Net realized and unrealized gain (loss) on investments and futures contracts	0.11		0.26		0.17	(0.08)		(0.32)		— (b)

Total from investment operations	0.25		0.62		0.63	0.38		0.12		0.41

Less Distributions to Shareholders:
From net investment income	(0.15)		(0.37)		(0.46)	(0.46)		(0.46)		(0.43)
From return of capital	—		—		—	—	(b)	(0.01)		—

Total distributions to shareholders	(0.15)		(0.37)		(0.46)	(0.46)		(0.47)		(0.43)

Increase from regulatory settlements	—		—	(b)	—	—		—		—

Net Asset Value, End of Period	$10.82		$10.72		$10.47	$10.30		$10.38		$10.73
Total return (c)	2.35	%(d)(e)	6.04	%(e)	6.18%	3.73	%(e)	1.07	%(e)	3.91%

Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (f)	0.95	%(g)	0.96%		0.98%	0.95%		0.97%		1.08%
Interest expense	—	%(g)(h)	—	%(h)	—	—		—		—
Net expenses (f)	0.95	%(g)	0.96%		0.98%	0.95%		0.97%		1.08%
Waiver/Reimbursement	0.06	%(g)	0.02%		—	0.02%		0.01%		—
Net investment income (f)	2.69	%(g)	3.39%		4.33%	4.43%		4.24%		3.87%
Portfolio turnover rate (i)	54	%(d)	253%		135%	121%		92%		80%
Net assets, end of period (000s)	$496,403		$515,928		$549,203	$589,124		$665,283		$754,026

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Not annualized.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	The benefits derived from expense reductions had an impact of less than 0.01% except for the year ended August 31, 2007 which had a 0.01% impact.

(g)	Annualized.

(h)	Rounds to less than 0.01% per share.

(i)	Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Federal Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class B Shares	2010		2009		2008	2007		2006		2005
Net Asset Value, Beginning of Period	$10.72		$10.47		$10.30	$10.38		$10.73		$10.75

Income from Investment Operations:
Net investment income (a)	0.10		0.28		0.38	0.38		0.36		0.33
Net realized and unrealized gain (loss) on investments and futures contracts	0.11		0.26		0.17	(0.08)		(0.32)		— (b)

Total from investment operations	0.21		0.54		0.55	0.30		0.04		0.33

Less Distributions to Shareholders:
From net investment income	(0.11)		(0.29)		(0.38)	(0.38)		(0.38)		(0.35)
From return of capital	—		—		—	—	(b)	(0.01)		—

Total distributions to shareholders	(0.11)		(0.29)		(0.38)	(0.38)		(0.39)		(0.35)

Increase from regulatory settlements	—		—	(b)	—	—		—		—

Net Asset Value, End of Period	$10.82		$10.72		$10.47	$10.30		$10.38		$10.73
Total return (c)	1.98	%(d)(e)	5.25	%(e)	5.39%	2.96	%(e)	0.32	%(e)	3.13%

Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (f)	1.70	%(g)	1.71%		1.73%	1.70%		1.72%		1.83%
Interest expense	—	%(g)(h)	—	%(h)	—	—		—		—
Net expenses (f)	1.70	%(g)	1.71%		1.73%	1.70%		1.72%		1.83%
Waiver/Reimbursement	0.06	%(g)	0.02%		—	0.02%		0.01%		—
Net investment income (f)	1.95	%(g)	2.67%		3.59%	3.68%		3.49%		3.12%
Portfolio turnover rate (i)	54	%(d)	253%		135%	121%		92%		80%
Net assets, end of period (000s)	$18,771		$26,134		$34,716	$44,345		$65,896		$69,452

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Not annualized.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	The benefits derived from expense reductions had an impact of less than 0.01% except for the year ended August 31, 2007 which had a 0.01% impact.

(g)	Annualized.

(h)	Rounds to less than 0.01% per share.

(i)	Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia Federal Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class C Shares	2010		2009		2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.72		$10.47		$10.30	$10.38	$10.73	$10.75

Income from Investment Operations:
Net investment income (a)	0.11		0.29		0.39	0.40	0.38	0.35
Net realized and unrealized gain (loss) on investments and futures contracts	0.11		0.27		0.18	(0.08)	(0.33)	— (b)

Total from investment operations	0.22		0.56		0.57	0.32	0.05	0.35

Less Distributions to Shareholders:
From net investment income	(0.12)		(0.31)		(0.40)	(0.40)	(0.39)	(0.37)
From return of capital	—		—		—	— (b)	(0.01)	—

Total distributions to shareholders	(0.12)		(0.31)		(0.40)	(0.40)	(0.40)	(0.37)

Increase from regulatory settlements	—		—	(b)	—	—	—	—

Net Asset Value, End of Period	$10.82		$10.72		$10.47	$10.30	$10.38	$10.73
Total return (c)(d)	2.05	%(e)	5.40%		5.54%	3.11%	0.47%	3.29%

Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (f)	1.55	%(g)	1.56%		1.58%	1.55%	1.57%	1.68%
Interest expense	—	%(g)(h)	—	%(h)	—	—	—	—
Net expenses (f)	1.55	%(g)	1.56%		1.58%	1.55%	1.57%	1.68%
Waiver/Reimbursement	0.21	%(g)	0.17%		0.15%	0.17%	0.16%	0.15%
Net investment income (f)	2.10	%(g)	2.76%		3.73%	3.83%	3.65%	3.27%
Portfolio turnover rate (i)	54	%(e)	253%		135%	121%	92%	80%
Net assets, end of period (000s)	$12,405		$14,205		$8,865	$7,051	$8,231	$8,547

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d) Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f) The benefits derived from expense reductions had an impact of less than 0.01% except for the year ended August 31, 2007 which had a 0.01% impact.

(g)	Annualized.

(h)	Rounds to less than 0.01% per share.

(i)	Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia Federal Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class Z Shares	2010		2009		2008	2007		2006		2005
Net Asset Value, Beginning of Period	$10.72		$10.47		$10.30	$10.38		$10.73		$10.75

Income from Investment Operations:
Net investment income (a)	0.16		0.39		0.48	0.48		0.46		0.44
Net realized and unrealized gain (loss) on investments and futures contracts	0.10		0.26		0.18	(0.07)		(0.32)		— (b)

Total from investment operations	0.26		0.65		0.66	0.41		0.14		0.44

Less Distributions to Shareholders:
From net investment income	(0.16)		(0.40)		(0.49)	(0.49)		(0.48)		(0.46)
From return of capital	—		—		—	—	(b)	(0.01)		—

Total distributions to shareholders	(0.16)		(0.40)		(0.49)	(0.49)		(0.49)		(0.46)

Increase from regulatory settlements	—		—	(b)	—	—		—		—

Net Asset Value, End of Period	$10.82		$10.72		$10.47	$10.30		$10.38		$10.73
Total return (c)	2.48	%(d)(e)	6.31	%(e)	6.45%	3.99	%(e)	1.33	%(e)	4.16%

Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense(f)	0.70	%(g)	0.71%		0.73%	0.70%		0.72%		0.83%
Interest expense	—	%(g)(h)	—	%(h)	—	—		—		—
Net expenses (f)	0.70	%(g)	0.71%		0.73%	0.70%		0.72%		0.83%
Waiver/Reimbursement	0.06	%(g)	0.02%		—	0.02%		0.01%		—
Net investment income (f)	2.94	%(g)	3.63%		4.58%	4.68%		4.51%		4.12%
Portfolio turnover rate (i)	54	%(d)	253%		135%	121%		92%		80%
Net assets, end of period (000s)	$71,969		$72,860		$70,493	$104,504		$109,187		$39,680

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Not annualized.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	The benefits derived from expense reductions had an impact of less than 0.01% except for the year ended August 31, 2007 which had a 0.01% impact.

(g)	Annualized.

(h)	Rounds to less than 0.01% per share.

(i)	Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.

22

Notes to Financial Statements – Columbia Federal Securities Fund

February 28, 2010 (Unaudited)

Note 1. Organization

Columbia Federal Securities Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks total return, consisting of current income and capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable. The Fund no longer accepts investments from new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

23

Columbia Federal Securities Fund

February 28, 2010 (Unaudited)

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•

Level 3 — prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the forward purchase price.

The Fund’s policy is to record the components of mortgage dollar rolls using “to be announced” mortgage-backed securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the investment advisor’s ability to predict correctly interest rates

24

Columbia Federal Securities Fund

February 28, 2010 (Unaudited)

and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Income Recognition

Interest income is recorded on the accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended August 31, 2009 was as follows:

Ordinary Income*	$23,248,541

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at February 28, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$11,760,672
Unrealized depreciation	(2,086,215)
Net unrealized appreciation	$9,674,457

25

Columbia Federal Securities Fund

February 28, 2010 (Unaudited)

The following capital loss carryforwards, determined as of August 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2012	$24,359
2014	10,286,822
2015	7,609,058

Total	$17,920,239

Capital loss carryforwards of $29,849,094 expired during the year ended August 31, 2009. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under the Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Of the capital loss carryforwards attributable to the Fund, $24,359 (expiring on 08/31/12) remains from Nations Government Securities Fund’s merger with the Fund.

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2009, post-October capital losses of $6,070,597 attributed to security transactions were deferred to September 1, 2009.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides investment advisory, administrative and other services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd, an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.53%
$500 million to $1 billion	0.48%
$1 billion to $1.5 billion	0.45%
$1.5 billion to $3 billion	0.42%
$3 billion to $6 billion	0.41%
Over $6 billion	0.40%

For the six month period ended February 28, 2010, the Fund’s annualized effective investment advisory fee rate was 0.52% of the Fund’s average daily net assets.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009, to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. (“Ameriprise Financial”) The transaction (“Transaction”) includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close on or about May 1, 2010 (the “Closing”). In connection with the Closing, certain changes will occur, including a change in the entities serving as the investment advisor, administrator, distributor and transfer agent of the Fund. RiverSource Investments, LLC (the “New Advisor”), a subsidiary of Ameriprise Financial, will become the investment advisor of the Fund upon the Closing. The New Advisor will serve as investment advisor under a new investment management services agreement effective upon the closing. The New Advisor expects to change its name to Columbia Management Investment Advisers, LLC upon or

26

Columbia Federal Securities Fund

February 28, 2010 (Unaudited)

shortly after the Closing. Effective upon the Closing, as the context requires, references to Columbia shall be deemed to refer to the New Advisor.

The New Advisor will become the administrator of the Fund under a new administrative services agreement effective upon the Closing.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank and Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Among other updates to the State Street Agreements, Columbia will assign and delegate its rights and obligations thereunder to the New Advisor upon the Closing.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

The Services Agreement will be terminated upon the Closing, and the services provided thereunder will be covered under the administrative services agreement with the New Advisor.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. Effective November 1, 2009, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2009, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended February 28, 2010, no minimum account balance fees were charged by the Fund.

RiverSource Service Corporation (the “New Transfer Agent”), a subsidiary of Ameriprise Financial, will become the transfer agent of the Fund upon the Closing. The New Transfer Agent expects to change its name to Columbia Management Investment Services Corp. upon or shortly after the Closing.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the six month period ended February 28, 2010, the Distributor has retained net underwriting discounts of $5,517 on sales of the Fund’s Class A shares and received net CDSC

27

Columbia Federal Securities Fund

February 28, 2010 (Unaudited)

fees of $708, $10,860 and $973 on Class A, Class B and Class C share redemptions, respectively.

RiverSource Fund Distributors, Inc. (the “New Distributor”), a subsidiary of Ameriprise Financial, will become the distributor of the Fund upon the Closing. The New Distributor expects to change its name to Columbia Management Investment Distributors, Inc. upon or shortly after the Closing.

The Fund has adopted shareholder servicing and distribution plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”) which require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fee will not exceed 0.85% annually of the average daily net assets attributable to the Class C shares. This agreement may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Expense Limits and Fee Waivers

Columbia has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.70% annually of the Fund’s average daily net assets. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

As a result of a fund merger, the Fund assumed the liabilities of the deferred compensation plan of the acquired fund, which are included in “Trustees’ fee” on the Statement of Assets and Liabilities. The deferred compensation plan may be terminated at any time. Any payments to plan participants are paid solely out of the Fund’s assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six month period ended February 28, 2010, these custody credits reduced total expenses by $11 for the Fund.

Note 6. Portfolio Information

For the six month period ended February 28, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $325,093,347 and $324,875,556, respectively, of which $277,447,139 and $276,318,539, respectively, were U.S. Government securities.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

28

Columbia Federal Securities Fund

February 28, 2010 (Unaudited)

Effective October 15, 2009, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended February 28, 2010, the average daily loan balance outstanding on days where borrowing existed was $2,300,000 at a weighted average interest rate of 1.42%.

Note 8. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 9. Shares of Beneficial Interest

As of February 28, 2010, 10.5% of the Fund’s shares outstanding were beneficially owned by one participant account over which BOA and/or any of its affiliates had either sole or joint investment discretion.

As of February 28, 2010, no other shareholder owned more than 5% of the outstanding shares of the Fund.

Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market’s assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

29

Columbia Federal Securities Fund

February 28, 2010 (Unaudited)

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to a settlement agreement with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a settlement order with the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the “Distributor”), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the “CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

Note 11. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six months ended February 28, 2010, events and transactions through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No

30

Columbia Federal Securities Fund

February 28, 2010 (Unaudited)

subsequent events or transactions had occurred that would require adjustment of the financial statements as presented. On March 3, 2010, the Fund’s shareholders approved, among other matters, a proposed investment management services agreement with the New Advisor, the effectiveness of which is conditioned on the Closing.

31

Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the current advisory agreements (collectively, the “Agreements”) of the funds for which the Trustees serve as trustees (each a “fund”) and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds’ investment adviser, including the senior manager of each investment area within Columbia. Through the Board’s Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund’s performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund’s advisory fees and other expenses, including information comparing the fund’s expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints,” (iii) information about the profitability of the Agreements to Columbia, including potential “fall-out” or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (v) information obtained through Columbia’s response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (vi) Columbia’s financial results and financial condition, (vii) each fund’s investment objective and strategies and the size, education and experience of Columbia’s investment staffs and their use of technology, external research and trading cost measurement tools, (viii) the allocation of the funds’ brokerage and the use of “soft” commission dollars to pay for research products and services, (ix) Columbia’s resources devoted to, and its record of compliance with, the funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (x) Columbia’s response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (xi) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the independent fee consultant (the “Fee Consultant”) appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia with the New York Attorney General (“NYAG”) to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the “NYAG Settlement”) and reviews materials relating to the funds’ relationships with Columbia provided by the Fee Consultant. Under the NYAG Settlement, the Fee Consultant’s role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms’ length and reasonable. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the Fee Consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2009 meeting, following meetings of the Advisory Fees and Expenses Committee held in December, 2008 and February, May, June, August, September and October, 2009.

The Board of Trustees also unanimously approved new advisory agreements (the “New Agreements”) for the funds with RiverSource Investments, LLC (to be renamed Columbia Management Investment Advisers, LLC) (“RiverSource”) at a meeting held on December 17, 2009. The New Agreements have since been approved by shareholders of the funds and are expected to take effect upon the closing of the acquisition of the long-term asset management business of Columbia by Ameriprise Financial, Inc. (“Ameriprise”), the parent company of RiverSource Investments, LLC (the “Transaction”).

The Advisory Fees and Expenses Committee met on multiple occasions to review the New Agreements for the funds. On

32

December 14, 2009, the Advisory Fees and Expenses Committee recommended that the full Board approve the New Agreements. On December 17, 2009, the full Board, including a majority of the Independent Trustees, approved the New Agreements. Prior to their approval of the New Agreements, the Advisory Fees and Expenses Committee and the Independent Trustees requested and evaluated materials from, and were provided materials and information about the Transaction and matters related to the proposals by, Bank of America Corp., Columbia, RiverSource and Ameriprise. In connection with their most recent approval of the Agreements (as discussed above) on October 28, 2009, the Advisory Fees and Expenses Committee and the Trustees requested and evaluated materials from Columbia, and discussed such materials with representatives of Columbia. The Advisory Fees and Expenses Committee, at meetings held on August 11, 2009, September 23, 2009, October 27, 2009, November 30, 2009, December 7, 2009 and December 14, 2009, and the Independent Trustees, at meetings held on August 12, 2009, August 20, 2009, October 28, 2009, December 8, 2009, December 14, 2009 and December 17, 2009, discussed the materials provided in connection with the October 28, 2009 approvals and the materials provided in connection with their consideration of the New Agreements and other matters relating to the Transaction with representatives of Bank of America Corp., Columbia, RiverSource and Ameriprise. The Trustees consulted with experienced legal counsel, who advised on the legal standards for consideration by the Trustees. The Independent Trustees also discussed the proposed approvals with independent legal counsel in private sessions.

The Trustees reviewed each New Agreement, as well as certain information obtained through RiverSource’s responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Advisory Fees and Expenses Committee and the Trustees also met with, and reviewed and considered a report prepared and provided by, the Fee Consultant (as discussed above).

In considering whether to approve the New Agreements and to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. In particular, the Trustees considered the following matters:

Matters Relating to the Agreements and the New Agreements

The nature, extent and quality of the services provided or to be provided to the funds under the Agreements and the New Agreements. The Trustees considered the nature, extent and quality of the services provided and the resources dedicated by Columbia and its affiliates (or to be provided and dedicated by RiverSource and its affiliates) to the funds.

Among other things, the Trustees considered, with respect to Columbia and its affiliates, (i) Columbia’s ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

Among other things, the Trustees considered, with respect to RiverSource and its affiliates, (i) the expected effect of the Transaction on the operations of the funds, (ii) the information provided by RiverSource with respect to the nature, extent and quality of services to be provided by it, (iii) RiverSource’s compliance program and compliance record, (iv) the ability of RiverSource (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals, (v) the trade execution services to be provided on behalf of the funds and (vi) the quality of RiverSource’s investment research capabilities and the other resources that it indicated it would devote to each fund. As noted above, the Trustees also considered RiverSource’s representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of RiverSource following the Transaction, and that the process for determining the portfolio

33

management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia’s portfolio management teams. The Trustees also noted the professional experience and qualifications of the senior personnel of RiverSource. The Trustees also considered the compliance programs of and the compliance-related resources proposed to be provided to the funds by RiverSource and its affiliates, including discussions with the funds’ Chief Compliance Officer regarding RiverSource’s compliance program. The Trustees also discussed RiverSource’s compliance program with the Chief Compliance Officer for the RiverSource funds. The Trustees also considered RiverSource’s representation that the funds’ Chief Compliance Officer would serve as the Chief Compliance Officer of RiverSource following the Transaction. The Trustees considered RiverSource’s ability to provide administrative services to the funds, noting that while some Agreements contemplated the provision of certain administrative services, following the Transaction, all administrative services were anticipated to be provided pursuant to a new administrative services agreement. The Trustees also considered RiverSource’s ability to coordinate the activities of each fund’s other service providers. The Trustees considered performance information provided by RiverSource with respect to other mutual funds advised by RiverSource, and discussed with senior executives of RiverSource its process for identifying which portfolio management teams of the legacy Columbia and RiverSource organizations would be responsible for the management of the funds following the Transaction.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of services provided by Columbia supported the continuation of the Agreements, and that the nature, extent and quality of services expected to be provided by RiverSource supported approval of the New Agreements.

The costs of the services provided and profits realized by Columbia and its affiliates, and the expected costs of the services to be provided and the profits expected to be realized by RiverSource and its affiliates, from their relationships with the funds. With respect to Columbia and its affiliates, the Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund’s advisory fees and total expense levels to those of the fund’s peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia’s use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management’s stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Federal Securities Fund’s total expenses and actual management fees were in the third quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

In connection with the integration of the legacy Columbia and RiverSource organizations, the Trustees considered, among other things, RiverSource’s projected annual net expense synergies (reductions in the cost of providing services to the

34

funds), the timetable over which such synergies are expected to be realized and the extent to which any such synergies are expected to be shared with the funds. The Trustees also considered information provided by RiverSource regarding their respective financial conditions. The Trustees considered that RiverSource proposed to continue voluntary expense caps currently in effect for the funds and that RiverSource had undertaken not to change these caps without further discussion with the Independent Trustees.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement pertaining to that fund, and that the expected profitability to RiverSource and its affiliates from its relationship with each fund supported the approval of the New Agreements.

Economies of Scale. With respect to Columbia and its affiliates, the Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia’s investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

With respect to RiverSource and its affiliates, the Trustees considered the existence of any anticipated economies of scale in the provision by RiverSource of services to each fund, to groups of related funds and to RiverSource’s investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the funds. The Trustees considered Ameriprise’s anticipated net expense synergies resulting from the Transaction, and considered the possibility that the funds might benefit from economies of scale over time as part of the larger, combined fund complex. The Trustees considered how expected synergies and potential economies of scale might benefit the funds and their shareholders. The Trustees considered the potential effect of the Transaction on the distribution of the funds, and noted that the proposed management fee schedules for the funds generally contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were shared or expected to be shared with the funds supported the continuation of the Agreements and the approval of the New Agreements.

Matters Relating to the Agreements

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each fund’s peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher fees or expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund’s Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund’s investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund’s investment strategy; (iii) that the fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking

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steps designed to help improve the fund’s investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2009, Columbia Federal Securities Fund’s performance was in the third quintile (where the best performance would be in the first quintile) for the one-, three- and ten-year periods, and in the second quintile for the five-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia’s performance and reputation generally, the funds’ performance as a fund family generally, and Columbia’s historical responsiveness to Trustee concerns about performance and Columbia’s willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement pertaining to that fund.

Other Factors. The Trustees also considered other factors with respect to Columbia and its affiliates, which included but were not limited to the following:

■

the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■

the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■

so-called “fall-out benefits” to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds’ securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■	the report provided by the Fee Consultant, which included information about and analysis of the funds’ fees, expenses and performance.

Matters Relating to the New Agreements

The Trustees considered all materials that they, their legal counsel or RiverSource believed reasonably necessary to evaluate and to determine whether to approve the New Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The material factors that formed the basis for the Trustees’ approvals included the factors set forth below:

(i)	the reputation, financial strength, regulatory histories and resources of RiverSource and its parent, Ameriprise;

(ii)	the capabilities of RiverSource with respect to compliance, including an assessment of RiverSource’s compliance system by the funds’ Chief Compliance Officer;

(iii)	the qualifications of the personnel of RiverSource that would be expected to provide advisory services to each fund, including RiverSource’s representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of RiverSource, and that the process for determining the portfolio management team for each fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia’s portfolio management teams;

(iv)	the terms and conditions of the New Agreements, including the differences between the New Agreements and the Agreements;

(v)	the terms and conditions of other agreements and arrangements relating to the future operations of the funds, including an administrative services agreement and a Master Services and Distribution Agreement;

(vi)	the commitment of RiverSource and Ameriprise that there would not be any diminution in the nature, quality

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and extent of services provided to each fund or its shareholders following closing of the Transaction;

(vii)	that the Trustees recently had completed a full annual review of the Agreements, as required by the 1940 Act, for each fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for each fund were sufficient to warrant their approval;

(viii)	that the advisory fee rates payable by each fund would not change;

(ix)	that RiverSource and Bank of America, and not any fund, would bear the costs of obtaining approvals of the New Agreement;

(x)	that Ameriprise and RiverSource had agreed to exercise reasonable best efforts to assure that, for a period of two years after the closing of the Transaction, there would not be imposed on any fund any “unfair burden” (within the meaning of Section 15(f) of 1940 Act) with respect to the Transaction; and

(xi)	that certain members of RiverSource’s management have a significant amount of experience integrating other fund families; that certain current Columbia personnel that would be integrated into RiverSource and its affiliates as a result of the Transaction also have experience in integrating fund families; and that the senior management of RiverSource following the Transaction would include certain senior executives of Columbia who are currently responsible for oversight of services provided to the funds.

Investment Advisory Fee Rates and Other Expenses. The Trustees considered the fact that the advisory fee rates payable by each fund to RiverSource under the New Agreements are the same as those currently paid by each fund to Columbia under the Agreements. The Trustees noted that in connection with their October 28, 2009 approval of the continuance of the Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that the advisory fees charged to each fund supported the continuation of the agreement pertaining to that fund.

The Trustees noted that in certain cases the effective advisory fee rate for a RiverSource fund was lower than the proposed investment advisory fee rate for a fund with generally similar investment objectives and strategies. The Trustees also noted that RiverSource’s investment advisory fee rates for equity and balanced funds generally are subject to adjustments based on investment performance, whereas the proposed investment advisory fee rates for the funds, consistent with those in the Agreements, do not reflect performance adjustments. The Trustees considered existing advisory fee breakpoints and RiverSource’s undertaking not to change expense caps previously implemented by Columbia with respect to the funds without further discussion with the Independent Trustees.

The Trustees received and considered information about the advisory fees charged by RiverSource to institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, RiverSource’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for RiverSource and the additional resources required to manage mutual funds effectively. In evaluating each fund’s expected advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund.

The Trustees also considered that for certain funds, certain administrative services that are provided under the Agreements would not be provided under the New Agreements, but under a separate administrative services agreement. The Trustees noted that, unlike fees under an advisory agreement, fees under the administrative services agreement could be changed without shareholder approval, although RiverSource had not proposed any increase in such administrative fees and any such increase would require Board approval. The Trustees also noted Ameriprise’s and RiverSource’s covenants regarding compliance with Section 15(f) of the 1940 Act.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected advisory fee rates and expenses of each fund supported the approval of the New Agreements.

Other Benefits to RiverSource. The Trustees received and considered information regarding any expected “fall-out” or ancillary benefits to be received by RiverSource and its

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affiliates as a result of their relationships with the funds, such as the engagement of RiverSource to provide administrative services to the funds and the engagement of RiverSource’s affiliates to provide distribution and transfer agency services to the funds. The Trustees considered that the funds’ distributor, which would be an affiliate of RiverSource, retains a portion of the distribution fees from the funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the funds. The Trustees also considered the benefits of research made available to RiverSource by reason of brokerage commissions generated by the funds’ securities transactions, and reviewed information about RiverSource’s practices with respect to allocating portfolio brokerage for brokerage and research services. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that RiverSource’s profitability would be somewhat lower without these benefits.

Conclusions

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the Fee Consultant, the Trustees, including the Independent Trustees, (i) approved the continuance of each of the Agreements through October 31, 2010 and (ii) approved each New Agreement.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. November 6, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMDI”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of such funds, the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees … to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees … using … an annual independent written evaluation prepared by or under the direction of … the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the October meeting.

[1]	CMA and CMDI are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the “Funds.”

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II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong in recent years, although the one-year record was weaker than longer-term records. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2009, at least half of all the Funds were in the first and second performance quintiles in each of the three longest performance periods; for the one-year period, 40% of the Funds were in the top two quintiles. No more than 13% of the Funds were in the fifth quintile in any one performance period. Domestic equity, quantitative equity, and taxable fixed-income Funds were the strongest performers in 2009, while most foreign equity Funds lagged behind their competitors.

4.	Performance rankings were similar in 2008 and 2009: the 1- and 3-year rankings declined slightly over the previous year, while the 5-year rankings improved modestly. Year over year, for the 1- and 3-year periods, the performance of equity Funds, both domestic and international, declined, while that of fixed-income Funds improved. Between three-fifths to two-thirds of the Funds changed quintile rankings in 2009 in the 1-, 3-, and 5-year performance periods.

5.	The performance of the domestic equity Funds against their benchmarks was good for the 3- and 5-year performance periods. In contrast, gross returns of international equity and fixed-income Funds typically fell short of their benchmarks. The performance of equity Funds against their benchmarks was highly correlated to performance versus their peers; no such correlation was observed for fixed-income Funds.

6.	The Atlantic equity Funds’ overall performance adjusted for risk was solid. Based upon 3-year returns, nearly 57% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. About one quarter of the fixed-income Funds posted high returns and low risk relative to comparable funds. Just over half of the fixed-income Funds, primarily tax-exempt Funds, took on more risk than the typical fund in their performance universes.

7.	The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund’s ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a “filtered universe”) lowers the relative performance for the Funds, but not to a material extent. The filtering process, however, did identify one Fund for further review that had not been identified as a review fund using unfiltered universes. Conversely, two Funds that had been identified as review funds in the unfiltered universe lost that status in filtered universes.

8.	A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, only three Funds had below-median performance in each 1- and 3-year period from 2005 to 2009.

9.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.

The Funds’ management fees and total expenses are generally low relative to those of their peers, with over half of the Funds in the most favorable two quintiles. Only 26% of the Funds ranked in the two most expensive quintiles for actual management fees, and 18% in those quintiles for total expenses. Two Funds are in the fifth quintile for total

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expenses; four Funds are in the fifth quintile for actual management fees.

11.	The highest concentration of low-expense Funds is found among the foreign equity Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with two-thirds ranking in either the fourth or fifth quintiles for actual management fees. The higher actual management fee rankings of certain former Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels.

12.	The distribution of total expense and management fee rankings has improved over the prior two years. The implementation of the voluntary standardized cap system has contributed significantly to the improved rankings in 2009.

13.	The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the “Nations Funds”). To the extent that Atlantic Funds have higher average fees in certain investment categories than Nations Funds, the difference reflects either differences in asset size, different fee structures of the former Excelsior Funds, or special circumstances of the Funds included in the investment categories.

D. Trustees’ Advisory Contract Review Process

14.	The Trustees’ evaluation process identified 16 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, one additional Fund met the criteria for further review. CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.	CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG’s analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

16.	An examination of the contractual fee schedules for five Atlantic Funds shows that those with standard fee structures are generally in line with those of their competitors. The fee schedules of the former Excelsior Funds, however, have high initial fees relative to competitors but otherwise have comparable breakpoint structures.

F. Management Fees Charged to Institutional Clients

17.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally lower than the Funds’ management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds’ management fees.

G. Revenues, Expenses, and Profits

18.	The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

19.	The materials provided on CMG’s revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

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20.	CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data. In particular, 2008 revenues reflected the higher market prices prevailing during the first three quarters of that year, while expenses dropped due to cost cutting in the wake of the market downturn late in 2008. The continuing effects of this downturn are expected to produce a significant decline in profitability this year.

21.	In 2008, CMG’s pre-tax post-distribution margin on the Atlantic Fund complex was above industry medians, based on the limited data available for publicly held mutual fund managers. However, as is to be expected in a large fund complex, some Atlantic Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

22.	CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Atlantic Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)	Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a “Review Fund”) to include criteria that focus exclusively on performance. The Trustees’ supplementary data request included one such criterion. They may also wish to consider whether it would be useful to apply CMG’s own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)	Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)	Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG’s management of these Funds.

4)	Development of risk metrics for asset-allocation, tax-exempt, and money market funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)	Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.	Management-only profitability should be calculated without reference to any Private Bank expense.

b.	Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.	Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund

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expenses to be taken into account in calculating CMG’s profit margin including distribution.

d.	Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)	Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion – that Fund management fee breakpoints compared favorably with competitive fee rates – was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund’s contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

7)	Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year’s profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year’s practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)	Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, including a virtually complete database of all institutional accounts, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) an analysis of differences in actual fees within specific investment categories, with special attention given to accounts established before and after the implementation of the standardized institutional fee schedules in 2005.

9)	Management fee disparities. In any future study of management fees, CMG and the Atlantic Trustees should analyze the differences in management fee schedules, including those arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)	Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 124 pages of biographical data, most if not all of which the Trustees have

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previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully Submitted,

Steven E. Asher

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Important Information About This Report

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Federal Securities Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

45

One Financial Center

Boston, MA 02111-2621

Columbia Federal Securities Fund

Semiannual Report, February 28, 2010

©2010 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-44/35205-0210 (04/10) 10-W5C0W4

Semiannual Report

February 28, 2010

Columbia Greater China Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

As we previously announced, Bank of America, N.A. has reached a definitive agreement to sell Columbia Management’s long-term asset management business to Ameriprise Financial, Inc. This includes the management of its equity and fixed-income mutual funds.

This transaction combines two leading asset management firms and will create one entity that is expected to rank as one of the top asset managers. It is anticipated that the combined U.S. asset management business will operate under the well-regarded Columbia Management brand. The combined U.S. asset management business will be led by Ted Truscott, currently president, U.S. asset management, annuities and chief investment officer, Ameriprise Financial. Michael A. Jones, currently president of Columbia Management, will serve as president, U.S. asset management. Colin Moore, chief investment officer at Columbia Management, will continue to serve in that role for the combined organization. I will also continue in my role as head of mutual funds, responsible for the delivery of mutual fund products and services to investors.

As a valued investor in Columbia funds, please know that our goal is to ensure a smooth transition and provide you with the highest quality products and services. We will work closely with colleagues at Ameriprise Financial to seek a seamless transition for our clients and to keep you informed as the transition progresses and key decisions are made. We want to assure you that the funds’ portfolio managers continue to focus on providing uninterrupted service to Columbia fund shareholders. Columbia Management and Ameriprise Financial will operate independently until all required approvals, including fund board, fund shareholder and other client approvals, have been received and the transaction closes, which is expected to occur in the spring of this year.

Meanwhile, transition teams across the company have been formed to oversee integration efforts including rebranding initiatives, vendor and system consolidations and client communications. Throughout the transition, we seek to build on best practices from both legacy organizations with enhancements to productivity, quality and the delivery of world-class customer experiences.

Clearly, we have a lot of work ahead of us in 2010. We look forward to introducing our combined business with an even wider breadth of products and capabilities. Everyone at Columbia Management and Ameriprise Financial is excited about the opportunities for this combined organization. I share this optimism and believe it will position us as a best-in-class asset management business with the ability to deliver more for clients than ever before.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

Fund Profile – Columbia Greater China Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 02/28/10

+9.26% Class A shares (without sales charge)

+7.04% MSCI China Index (ND)

+7.08% MSCI China Index (GD)

+1.61% Hang Seng Stock Index

Morningstar Style Box™

Equity Style

The Morningstar Style Box™ reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Summary

■

For the six-month period that ended February 28, 2010, the fund’s Class A shares returned 9.26% without sales charge. The fund’s benchmark, the MSCI China Index ND (net of dividends)[1], returned 7.04%, and the Hang Seng Stock Index[2] returned 1.61%, over the same period. The average return of funds in its peer group, the Lipper China Region Funds Classification[3], was 10.31%. An overweight in the consumer discretionary and health care sectors aided performance relative to the fund’s primary benchmark. Underweights in telecommunications and materials also aided relative results.

■

As the government of the People’s Republic of China, where most of the fund’s assets are invested, started unwinding its stimulus programs, we shifted our focus to companies that have the potential to benefit from a new government emphasis on the consumer. In that regard, Great Wall Motor (1.5% of net assets) aided results, as auto sales were robust. In health care, China Shineway Pharmaceutical Group was noteworthy (0.4% of net assets). Other holdings that enhanced the fund’s returns included Xinao Gas and Sichuan Expressway (2.4% and 1.3% of net assets, respectively).

■

As the government tightened policies related to real estate sales, property stocks did poorly. Yanlord Land Group is an example (0.9% of net assets). Commodity stocks also lost traction on concerns that infrastructure investment might soften, and China National Materials, a cement equipment manufacturer, was disappointing (0.4% of net assets). We trimmed these holdings.

[1]

The Morgan Stanley Capital International (MSCI) China Index is designed to broadly and fairly represent the full diversity of business activities in China. This index aims to capture 85% of the free float adjusted market capitalization in each industry group.

[2]	The Hang Seng Stock Index tracks the performance of approximately 70% of the total market capitalization of the stock exchange of Hong Kong.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[3]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Fund Profile (continued) – Columbia Greater China Fund

■

For decades, China’s growth has been driven by exports, infrastructure investment and consumption. Of the three, the growth of consumption’s contribution to GDP has been lagging behind. Now, we believe the government is seeking to achieve more sustained and balanced economic growth among these three drivers by promoting consumption. To do so, it has taken steps to provide social benefits, such as those related to health care and social pensions. In addition, the government has been promoting service industries, such as tourism and information technology, the latter of which is still in its infancy in China. Traditionally, companies viewed investments in capital spending and labor as a means to generate profits. Going forward, we believe that more companies will begin to see the potential for technology to improve productivity and to raise profits. We have started to take advantage of these changes in policies and trends by raising the fund’s investments in these sectors. Among travel companies, we invested in Ctrip.com International (1.0% of net assets), an online travel website. In the technology sector, we added VanceInfo Technologies (0.6% of net assets), a technology services company. Going forward, we plan to continue to overweight the consumer discretionary sector and reduce exposure to the materials and industrial areas.

Portfolio Management

Jasmine Huang has co-managed the fund since May 2005 and has been associated with the advisor or its predecessors since 2003.

Fred Copper has co-managed the fund since October 2005 and has been associated with the advisor or its predecessors since 2005.

Subject to satisfying various conditions to closing, effective on or about May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., is expected to become the investment advisor to the fund and change its name to Columbia Management Investment Advisers, LLC. Please see the fund’s prospectus dated January 1, 2010, including the supplements thereto, for more information regarding the expected change in investment advisor and any related changes to the portfolio management of the fund.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

2

Performance Information – Columbia Greater China Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 03/01/00 – 02/28/10 ($)

Sales charge:	without	with
Class A	27,501	25,919
Class B	25,516	25,516
Class C	25,477	25,477
Class Z	28,911	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Greater China Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Annual operating expense ratio (%)*

Class A	1.72
Class B	2.47
Class C	2.47
Class Z	1.47

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from expenses incurred by the investment companies, inclusion of fee waivers and expense reimbursements as well as the use of different time periods used in calculating the ratios.

Net asset value per share

as of 02/28/10 ($)
Class A	48.19
Class B	46.55
Class C	47.19
Class Z	50.24

Distributions declared per share

09/01/09 - 02/28/10 ($)
Class A	0.22
Class B	0.00
Class C	0.00
Class Z	0.31

Average annual total return as of 02/28/10 (%)

Share class	A		B		C		Z
Inception	05/16/97		05/16/97		05/16/97		05/16/97
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	9.26	2.98	8.84	3.84	8.83	7.83	9.39
1-year	70.97	61.14	69.64	64.64	69.69	68.69	71.38
5-year	16.52	15.15	15.66	15.43	15.67	15.67	16.82
10-year	10.65	9.99	9.82	9.82	9.80	9.80	11.20

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	12.10	5.65	11.70	6.70	11.67	10.67	12.25
1-year	62.07	52.75	60.85	55.85	60.86	59.86	62.47
5-year	19.34	17.93	18.45	18.24	18.45	18.45	19.63
10-year	10.47	9.82	9.65	9.65	9.63	9.63	11.03

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

3

Understanding Your Expenses – Columbia Greater China Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/09 – 02/28/10
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,092.60	1,016.91	8.25	7.95	1.59
Class B	1,000.00	1,000.00	1,088.40	1,013.19	12.12	11.68	2.34
Class C	1,000.00	1,000.00	1,088.30	1,013.19	12.12	11.68	2.34
Class Z	1,000.00	1,000.00	1,093.90	1,018.15	6.96	6.71	1.34

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Investment Portfolio – Columbia Greater China Fund

February 28, 2010 (Unaudited)

Common Stocks – 99.9%

	Shares	Value ($)
Consumer Discretionary – 10.1%
Automobiles – 1.9%
Dongfeng Motor Group Co., Ltd., Class H	536,000	778,918
Great Wall Motor Co., Ltd., Class H	2,346,500	3,524,821

Automobiles Total		4,303,739

Distributors – 1.2%
Li & Fung Ltd.	607,600	2,825,810

Distributors Total		2,825,810

Diversified Consumer Services – 0.5%
New Oriental Education & Technology Group, ADR (a)	15,047	1,176,525

Diversified Consumer Services Total		1,176,525

Hotels, Restaurants & Leisure – 1.3%
Ctrip.com International Ltd., ADR (a)	63,780	2,438,309
Formosa International Hotels Corp.	61,600	653,021

Hotels, Restaurants & Leisure Total		3,091,330

Multiline Retail – 2.6%
Golden Eagle Retail Group Ltd.	1,974,000	3,621,388
New World Department Store China Ltd.	2,041,000	1,866,893
PCD Stores Ltd. (a)	2,000,000	662,188

Multiline Retail Total		6,150,469

Specialty Retail – 1.2%
Belle International Holdings Ltd.	1,969,000	2,186,608
SA SA International Holdings Ltd.	876,000	598,133

Specialty Retail Total		2,784,741

Textiles, Apparel & Luxury Goods – 1.4%
China Dongxiang Group Co.	4,774,675	3,210,941

Textiles, Apparel & Luxury Goods Total		3,210,941

Consumer Discretionary Total		23,543,555

Consumer Staples – 3.7%
Beverages – 1.2%
Tsingtao Brewery Co., Ltd., Class H	574,000	2,736,098

Beverages Total		2,736,098

Food Products – 2.5%
Shenguan Holdings Group Ltd. (a)	1,870,000	1,585,205
Tingyi Cayman Islands Holding Corp.	844,000	1,959,364

	Shares	Value ($)
Want Want China Holdings Ltd.	3,583,000	2,349,539

Food Products Total		5,894,108

Consumer Staples Total		8,630,206

Energy – 19.4%
Oil, Gas & Consumable Fuels – 19.4%
China Petroleum & Chemical Corp., Class H	3,100,000	2,432,187
China Shenhua Energy Co., Ltd., Class H	1,584,000	6,795,437
CNOOC Ltd.	10,681,500	16,760,906
PetroChina Co., Ltd., Class H	12,002,000	13,359,350
Yanzhou Coal Mining Co., Ltd., Class H	2,752,000	5,842,835

Oil, Gas & Consumable Fuels Total		45,190,715

Energy Total		45,190,715

Financials – 35.9%
Commercial Banks – 19.1%
Bank of China Ltd., Class H	26,544,000	12,857,963
China Citic Bank Corp., Ltd., Class H	5,760,000	3,851,304
China Merchants Bank Co., Ltd., Class H	5,036,590	12,406,305
Industrial & Commercial Bank of China, Class H	21,704,000	15,350,768

Commercial Banks Total		44,466,340

Diversified Financial Services – 0.4%
Hong Kong Exchanges & Clearing Ltd.	54,600	914,437

Diversified Financial Services Total		914,437

Insurance – 11.1%
China Life Insurance Co., Ltd., Class H	4,090,000	18,125,906
China Pacific Insurance Group Co., Ltd., Class H (a)	780,864	3,183,956
Ping An Insurance (Group) Company of China, Ltd., Class H	601,500	4,571,994

Insurance Total		25,881,856

Real Estate Management & Development – 5.3%
China Overseas Land & Investment Ltd.	968,320	1,961,053
China Vanke Co., Ltd., Class B	4,437,110	4,738,847
Guangzhou R&F Properties Co., Ltd., Class H	2,336,000	3,466,916

See Accompanying Notes to Financial Statements.

5

Columbia Greater China Fund

February 28, 2010 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Financials (continued)
Yanlord Land Group Ltd.	1,692,000	2,154,571

Real Estate Management & Development Total		12,321,387

Financials Total		83,584,020

Health Care – 2.0%
Biotechnology – 0.8%
China Nuokang Bio-Pharmaceutical, Inc., ADR (a)	215,698	1,725,584

Biotechnology Total		1,725,584

Health Care Providers & Services – 0.8%
Sinopharm Group Co., Class H (a)	430,830	1,939,863

Health Care Providers & Services Total		1,939,863

Pharmaceuticals – 0.4%
China Shineway Pharmaceutical Group Ltd.	472,000	1,015,492

Pharmaceuticals Total		1,015,492

Health Care Total		4,680,939

Industrials – 8.7%
Construction & Engineering – 0.7%
CTCI Corp.	1,581,000	1,562,638

Construction & Engineering Total		1,562,638

Electrical Equipment – 2.3%
Harbin Electric, Inc. (a)	122,164	2,312,564
Zhuzhou CSR Times Electric Co., Ltd., Class H	1,593,000	3,131,759

Electrical Equipment Total		5,444,323

Industrial Conglomerates – 1.0%
Beijing Enterprises Holdings Ltd.	190,500	1,196,431
Chongqing Machinery & Electric Co., Ltd., Class H (a)	4,598,964	1,042,775

Industrial Conglomerates Total		2,239,206

Machinery – 1.7%
China National Materials Co., Ltd., Class H	1,612,000	1,013,451
China South Locomotive and Rolling Stock Corp., Class H	4,104,707	2,882,018

Machinery Total		3,895,469

Marine – 0.6%
China Shipping Development Co., Ltd., Class H	884,000	1,501,017

Marine Total		1,501,017

	Shares	Value ($)
Transportation Infrastructure – 2.4%
China Merchants Holdings International Co., Ltd.	722,000	2,595,131
Sichuan Expressway Co., Ltd., Class H	5,458,000	3,114,980

Transportation Infrastructure Total		5,710,111

Industrials Total		20,352,764

Information Technology – 7.9%
Electronic Equipment, Instruments & Components – 0.7%
Digital China Holdings Ltd.	1,111,000	1,746,191

Electronic Equipment, Instruments & Components Total		1,746,191

Internet Software & Services – 5.8%
Baidu, Inc., ADR (a)	4,049	2,100,135
Sohu.com, Inc. (a)	42,779	2,190,713
Tencent Holdings Ltd.	470,400	9,193,288

Internet Software & Services Total		13,484,136

Software – 1.4%
Kingdee International Software Group Co., Ltd.	6,794,000	1,838,073
VanceInfo Technologies, Inc., ADR (a)	66,411	1,314,274

Software Total		3,152,347

Information Technology Total		18,382,674

Materials – 3.2%
Chemicals – 1.0%
Huabao International Holdings Ltd.	2,164,000	2,177,340

Chemicals Total		2,177,340

Metals & Mining – 2.2%
Angang Steel Co., Ltd., Class H	1,299,376	2,380,414
Hidili Industry International Development Ltd. (a)	2,019,000	2,164,101
Maanshan Iron & Steel, Class H (a)	1,050,247	630,515

Metals & Mining Total		5,175,030

Materials Total		7,352,370

See Accompanying Notes to Financial Statements.

6

Columbia Greater China Fund

February 28, 2010 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Telecommunication Services – 5.2%
Diversified Telecommunication Services – 0.8%
China Telecom Corp., Ltd., Class H	3,938,000	1,724,934

Diversified Telecommunication Services Total		1,724,934
Wireless Telecommunication Services – 4.4%
China Mobile Ltd.	1,043,000	10,292,741

Wireless Telecommunication Services Total		10,292,741

Telecommunication Services Total		12,017,675

Utilities – 3.8%
Gas Utilities – 2.5%
Xinao Gas Holdings Ltd.	2,384,000	5,700,359

Gas Utilities Total		5,700,359

Independent Power Producers & Energy Traders – 1.3%
China Longyuan Power Group Corp., Class H (a)	2,568,000	3,133,018

Independent Power Producers & Energy Traders Total		3,133,018

Utilities Total		8,833,377

Total Common Stocks (cost of $144,556,266)		232,568,295

Total Investments – 99.9% (cost of $144,556,266)(b)		232,568,295

Other Assets & Liabilities, Net – 0.1%		344,969

Net Assets – 100.0%		232,913,264

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $144,556,266.

The following table summarizes the inputs used, as of February 28, 2010, in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$3,614,834	$19,928,721	$—	$23,543,555
Consumer Staples	—	8,630,206	—	8,630,206
Energy	—	45,190,715	—	45,190,715
Financials	—	83,584,020	—	83,584,020
Health Care	1,725,584	2,955,355	—	4,680,939
Industrials	2,312,564	18,040,200	—	20,352,764
Information Technology	5,605,122	12,777,552	—	18,382,674
Materials	—	7,352,370	—	7,352,370
Telecommunication Services	—	12,017,675	—	12,017,675
Utilities	—	8,833,377	—	8,833,377

Total Common Stocks	13,258,104	219,310,191	—	232,568,295

Total Investments	$13,258,104	$219,310,191	$—	$232,568,295

The Fund’s assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

The Fund was invested in the following countries at February 28, 2010:

Summary of Securities by Country	Value	% of Total Investments
China	$223,859,687	96.2
Hong Kong	4,338,380	1.9
Taiwan	2,215,658	1.0
Singapore	2,154,570	0.9

	$232,568,295	100.0

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

At February 28, 2010, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	35.9
Energy	19.4
Consumer Discretionary	10.1
Industrials	8.7
Information Technology	7.9
Telecommunication Services	5.2
Utilities	3.8
Consumer Staples	3.7
Materials	3.2
Health Care	2.0

99.9
Other Assets & Liabilities, Net	0.1

100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

7

Statement of Assets and Liabilities – Columbia Greater China Fund

February 28, 2010 (Unaudited)

		($)
Assets	Investments, at cost	144,556,266

	Investments, at value	232,568,295
	Foreign currency (cost of $354,121)	353,943
	Receivable for:
	Investments sold	1,183,056
	Fund shares sold	375,715
	Trustees’ deferred compensation plan	24,170
	Prepaid expenses	6,044

	Total Assets	234,511,223

Liabilities	Payable to custodian bank	44,124
	Payable for:
	Investments purchased	600,217
	Fund shares repurchased	571,645
	Investment advisory fee	167,793
	Pricing and bookkeeping fees	3,944
	Transfer agent fee	57,693
	Trustees’ fees	280
	Custody fee	15,920
	Distribution and service fees	66,931
	Chief compliance officer expenses	62
	Interest payable	91
	Trustees’ deferred compensation plan	24,170
	Other liabilities	45,089

	Total Liabilities	1,597,959

	Net Assets	232,913,264

Net Assets Consist of	Paid-in capital	149,404,956
	Overdistributed net investment income	(1,059,757)
	Accumulated net realized loss	(3,443,778)
	Net unrealized appreciation (depreciation) on:
	Investments	88,012,029
	Foreign currency translations	(186)

	Net Assets	232,913,264

See Accompanying Notes to Financial Statements.

8

Statement of Assets and Liabilities (continued) – Columbia Greater China Fund

February 28, 2010 (Unaudited)

Class A	Net assets	$126,659,633
	Shares outstanding	2,628,373
	Net asset value per share	$48.19	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share	$51.13	(b)

Class B
	Net assets	$17,735,209
	Shares outstanding	380,957
	Net asset value and offering price per share	$46.55	(a)

Class C
	Net assets	$38,699,996
	Shares outstanding	820,021
	Net asset value and offering price per share	$47.19	(a)

Class Z
	Net assets	$49,818,426
	Shares outstanding	991,616
	Net asset value and offering price per share	$50.24	(a)

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge and/or any applicable redemption fees.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

9

Statement of Operations – Columbia Greater China Fund

For the Six Months Ended February 28, 2010 (Unaudited)

		($)
Investment Income	Dividends	1,188,230
	Interest	173
	Foreign taxes withheld	(89,003)

	Total Investment Income	1,099,400

Expenses	Investment advisory fee	1,169,063
	Distribution fee:
	Class B	71,572
	Class C	151,891
	Service fee:
	Class A	167,687
	Class B	23,857
	Class C	50,630
	Transfer agent fee	214,667
	Pricing and bookkeeping fees	40,580
	Trustees’ fees	12,504
	Custody fee	96,621
	Chief compliance officer expenses	317
	Other expenses	111,759

	Expenses before interest expense	2,111,148
	Interest expense	339

	Total Expenses	2,111,487

	Expense reductions	— (a)

	Net Investment Loss	(1,012,087)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized gain on:
	Investments	12,101,969
	Foreign currency transactions	2,327

	Net realized gain	12,104,296

	Net change in unrealized appreciation (depreciation) on:
	Investments	9,093,969
	Foreign currency translations	(135)

	Net change in unrealized appreciation (depreciation)	9,093,834

	Net Gain	21,198,130

	Net Increase Resulting from Operations	20,186,043

(a)	Rounds to less than $1.

See Accompanying Notes to Financial Statements.

10

Statement of Changes in Net Assets – Columbia Greater China Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended February 28, 2010 ($)	Year Ended August 31, 2009 ($)
Operations	Net investment income (loss)	(1,012,087)	1,450,928
	Net realized gain (loss) on investments and foreign currency transactions	12,104,296	(15,111,316)
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	9,093,834	(6,774,353)

	Net increase (decrease) resulting from operations	20,186,043	(20,434,741)

Distributions to Shareholders	From net investment income:
	Class A	(609,676)	—
	Class Z	(320,778)	—
	From net realized gains:
	Class A	—	(1,483,663)
	Class B	—	(223,819)
	Class C	—	(392,226)
	Class Z	—	(436,493)

	Total distributions to shareholders	(930,454)	(2,536,201)

	Net Capital Stock Transactions	(10,166,767)	(12,519,342)
	Increase from regulatory settlements	—	103,255
	Redemption fees	36,096	93,566

	Total increase (decrease) in net assets	9,124,918	(35,293,463)

Net Assets	Beginning of period	223,788,346	259,081,809
	End of period	232,913,264	223,788,346
	Undistributed (overdistributed) net investment income at end of period	(1,059,757)	882,784

See Accompanying Notes to Financial Statements.

11

Statement of Changes in Net Assets (continued) – Columbia Greater China Fund

	Capital Stock Activity
	(Unaudited) Six Months Ended February 28, 2010		Year Ended August 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	391,630	19,654,678	640,144	24,692,423
Distributions reinvested	10,370	519,513	38,179	1,286,612
Redemptions	(534,505)	(26,259,256)	(1,235,383)	(43,562,423)

Net decrease	(132,505)	(6,085,065)	(557,060)	(17,583,388)

Class B
Subscriptions	11,853	559,236	61,424	2,316,583
Distributions reinvested	—	—	5,032	164,581
Redemptions	(47,400)	(2,251,588)	(133,056)	(4,376,447)

Net decrease	(35,547)	(1,692,352)	(66,600)	(1,895,283)

Class C
Subscriptions	81,027	3,969,924	295,539	11,096,474
Distributions reinvested	—	—	8,529	282,747
Redemptions	(100,440)	(4,822,096)	(328,054)	(11,076,276)

Net increase (decrease)	(19,413)	(852,172)	(23,986)	302,945

Class Z
Subscriptions	145,503	7,514,684	515,855	20,827,817
Distributions reinvested	3,627	189,365	9,309	326,574
Redemptions	(180,698)	(9,241,227)	(394,270)	(14,498,007)

Net increase (decrease)	(31,568)	(1,537,178)	130,894	6,656,384

See Accompanying Notes to Financial Statements.

12

Financial Highlights – Columbia Greater China Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class A Shares	2010		2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$44.30		$46.54		$58.78		$31.90		$24.68		$20.64

Income from Investment Operations:
Net investment income (loss) (a)	(0.17)		0.34		0.22		0.26		0.26		0.31
Net realized and unrealized gain (loss) on investments and foreign currency	4.27		(2.08)		(12.02)		26.86		7.41		3.94

Total from investment operations	4.10		(1.74)		(11.80)		27.12		7.67		4.25

Less Distributions to Shareholders:
From net investment income	(0.22)		—		(0.46)		(0.24)		(0.45)		(0.21)
From net realized gains	—		(0.54)		(0.03)		—		—		—

Total distributions to shareholders	(0.22)		(0.54)		(0.49)		(0.24)		(0.45)		(0.21)

Increase from regulatory settlements	—		0.02		—		—		—		—

Redemption Fees:
Redemption fees added to paid-in-capital (a)	0.01		0.02		0.05		—	(b)	—	(b)	— (b)

Net Asset Value, End of Period	$48.19		$44.30		$46.54		$58.78		$31.90		$24.68
Total return (c)	9.26	%(d)	(3.30)%		(20.24)%		85.39%		31.55	%(e)(f)	20.66%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.59	%(h)	1.69%		1.55%		1.59%		1.73%		1.76%
Interest expense	—	%(h)(i)	—	%(i)	—	%(i)	—	%(i)	—		—
Net expenses (g)	1.59	%(h)	1.69%		1.55%		1.59%		1.73%		1.76%
Waiver/Reimbursement	—		—		—		—		0.01%		—
Net investment income (loss) (g)	(0.69	)%(h)	0.96%		0.37%		0.61%		0.93%		1.35%
Portfolio turnover rate	13	%(d)	39%		16%		36%		32%		24%
Net assets, end of period (000s)	$126,660		$122,314		$154,413		$179,902		$84,492		$53,975

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Not annualized.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.03% and $0.01, respectively.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

13

Financial Highlights – Columbia Greater China Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class B Shares	2010		2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$42.77		$45.29		$57.29		$31.14		$24.11		$20.18

Income from Investment Operations:
Net investment income (loss) (a)	(0.35)		0.07		(0.23)		(0.06)		0.05		0.14
Net realized and unrealized gain (loss) on investments and foreign currency	4.12		(2.09)		(11.73)		26.22		7.25		3.85

Total from investment operations	3.77		(2.02)		(11.96)		26.16		7.30		3.99

Less Distributions to Shareholders:
From net investment income	—		—		(0.06)		(0.01)		(0.27)		(0.06)
From net realized gains	—		(0.54)		(0.03)		—		—		—

Total distributions to shareholders	—		(0.54)		(0.09)		(0.01)		(0.27)		(0.06)

Increase from regulatory settlements	—		0.02		—		—		—		—

Redemption Fees:
Redemption fees added to paid-in-capital (a)	0.01		0.02		0.05		—	(b)	—	(b)	— (b)

Net Asset Value, End of Period	$46.55		$42.77		$45.29		$57.29		$31.14		$24.11
Total return (c)	8.84	%(d)	(4.02)%		(20.83)%		84.01%		30.57	%(e)(f)	19.77%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	2.34	%(h)	2.44%		2.30%		2.34%		2.48%		2.51%
Interest expense	—	%(h)(i)	—	%(i)	—	%(i)	—	%(i)	—		—
Net expenses (g)	2.34	%(h)	2.44%		2.30%		2.34%		2.48%		2.51%
Waiver/Reimbursement	—		—		—		—		0.01%		—
Net investment income (loss) (g)	(1.42	)%(h)	0.21%		(0.40)%		(0.14)%		0.19%		0.60%
Portfolio turnover rate	13	%(d)	39%		16%		36%		32%		24%
Net assets, end of period (000s)	$17,735		$17,813		$21,880		$33,502		$17,176		$12,680

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Not annualized.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.03% and $0.01, respectively.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia Greater China Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class C Shares	2010		2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$43.36		$45.89		$58.05		$31.56		$24.43		$20.45

Income from Investment Operations:
Net investment income (loss) (a)	(0.35)		0.09		(0.22)		(0.07)		0.05		0.14
Net realized and unrealized gain (loss) on investments and foreign currency	4.17		(2.12)		(11.90)		26.57		7.35		3.90

Total from investment operations	3.82		(2.03)		(12.12)		26.50		7.40		4.04

Less Distributions to Shareholders:
From net investment income	—		—		(0.06)		(0.01)		(0.27)		(0.06)
From net realized gains	—		(0.54)		(0.03)		—		—		—

Total distributions to shareholders	—		(0.54)		(0.09)		(0.01)		(0.27)		(0.06)

Increase from regulatory settlements	—		0.02		—		—		—		—

Redemption Fees:
Redemption fees added to paid-in-capital (a)	0.01		0.02		0.05		—	(b)	—	(b)	— (b)

Net Asset Value, End of Period	$47.19		$43.36		$45.89		$58.05		$31.56		$24.43
Total return (c)	8.83	%(d)	(3.99)%		(20.84)%		83.97%		30.58	%(e)(f)	19.75%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	2.34	%(h)	2.44%		2.30%		2.34%		2.48%		2.51%
Interest expense	—	%(h)(i)	—	%(i)	—	%(i)	—	%(i)	—		—
Net expenses (g)	2.34	%(h)	2.44%		2.30%		2.34%		2.48%		2.51%
Waiver/Reimbursement	—		—		—		—		0.01%		—
Net investment income (loss) (g)	(1.45	)%(h)	0.24%		(0.38)%		(0.17)%		0.20%		0.60%
Portfolio turnover rate	13	%(d)	39%		16%		36%		32%		24%
Net assets, end of period (000s)	$38,700		$36,395		$39,620		$51,938		$22,229		$13,853

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Not annualized.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.03% and $0.01, respectively.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Greater China Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class Z Shares	2010		2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$46.20		$48.38		$61.05		$33.10		$25.59		$21.38

Income from Investment Operations:
Net investment income (loss) (a)	(0.11)		0.44		0.38		0.37		0.37		0.40
Net realized and unrealized gain (loss) on investments and foreign currency	4.45		(2.12)		(12.47)		27.90		7.65		4.07

Total from investment operations	4.34		(1.68)		(12.09)		28.27		8.02		4.47

Less Distributions to Shareholders:
From net investment income	(0.31)		—		(0.60)		(0.32)		(0.51)		(0.26)
From net realized gains	—		(0.54)		(0.03)		—		—		—

Total distributions to shareholders	(0.31)		(0.54)		(0.63)		(0.32)		(0.51)		(0.26)

Increase from regulatory settlements	—		0.02		—		—		—		—

Redemption Fees:
Redemption fees added to paid-in-capital (a)	0.01		0.02		0.05		—	(b)	—	(b)	— (b)

Net Asset Value, End of Period	$50.24		$46.20		$48.38		$61.05		$33.10		$25.59
Total return (c)	9.39	%(d)	(3.05)%		(20.04)%		85.88%		31.86	%(e)(f)	21.00%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.34	%(h)	1.44%		1.30%		1.34%		1.48%		1.51%
Interest expense	—	%(h)(i)	—	%(i)	—	%(i)	—	%(i)	—		—
Net expenses (g)	1.34	%(h)	1.44%		1.30%		1.34%		1.48%		1.51%
Waiver/Reimbursement	—		—		—		—		0.01%		—
Net investment income (loss) (g)	(0.45	)%(h)	1.17%		0.62%		0.82%		1.25%		1.60%
Portfolio turnover rate	13	%(d)	39%		16%		36%		32%		24%
Net assets, end of period (000s)	$49,818		$47,266		$43,170		$52,903		$19,821		$9,012

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Not annualized.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.03% and $0.01, respectively.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

16

Notes to Financial Statements – Columbia Greater China Fund

February 28, 2010 (Unaudited)

Note 1. Organization

Columbia Greater China Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable. The Fund no longer accepts investments from new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management

17

Columbia Greater China Fund

February 28, 2010 (Unaudited)

believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•

Level 3 — prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or

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Columbia Greater China Fund

February 28, 2010 (Unaudited)

other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended August 31, 2009 was as follows:

Ordinary Income*	$16,410
Long-Term Capital Gains	2,519,791

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at February 28, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$90,792,447
Unrealized depreciation	(2,780,418)
Net unrealized appreciation	$88,012,029

The following capital loss carryforwards, determined as of August 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2017	$11,181,842

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

19

Columbia Greater China Fund

February 28, 2010 (Unaudited)

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides investment advisory, administrative and other services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd, an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.95%
$1 billion to $1.5 billion	0.87%
$1.5 billion to $3 billion	0.82%
$3 billion to $6 billion	0.77%
Over $6 billion	0.72%

For the six month period ended February 28, 2010, the Fund’s annualized effective investment advisory fee rate was 0.95% of the Fund’s average daily net assets.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009, to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. (“Ameriprise Financial”). The transaction (“Transaction”) includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close on or about May 1, 2010 (the “Closing”). In connection with the Closing, certain changes will occur, including a change in the entities serving as the investment advisor, administrator, distributor and transfer agent of the Fund. RiverSource Investments, LLC (the “New Advisor”), a subsidiary of Ameriprise Financial, will become the investment advisor of the Fund upon the Closing. The New Advisor will serve as investment advisor under a new investment management services agreement effective upon the closing. The New Advisor expects to change its name to Columbia Management Investment Advisers, LLC upon or shortly after the Closing. Effective upon the Closing, as the context requires, references to Columbia shall be deemed to refer to the New Advisor.

The New Advisor will become the administrator of the Fund under a new administrative services agreement effective upon the Closing.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank and Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Among other updates to the State Street Agreements, Columbia will assign and delegate its rights and obligations thereunder to the New Advisor upon the Closing.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

The Services Agreement will be terminated upon the Closing, and the services provided thereunder will be covered under the administrative services agreement with the New Advisor.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services

20

Columbia Greater China Fund

February 28, 2010 (Unaudited)

(“BFDS”) to serve as sub-transfer agent. Effective November 1, 2009, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2009, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended February 28, 2010, no minimum account balance fees were charged by the Fund.

RiverSource Service Corporation (the “New Transfer Agent”), a subsidiary of Ameriprise Financial, will become the transfer agent of the Fund upon the Closing. The New Transfer Agent expects to change its name to Columbia Management Investment Services Corp. upon or shortly after the Closing.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the six month period ended February 28, 2010, the Distributor has retained net underwriting discounts of $30,332 on sales of the Fund’s Class A shares and received net CDSC fees of $104, $22,209 and $9,594 on Class A, Class B and Class C share redemptions, respectively.

RiverSource Fund Distributors, Inc. (the “New Distributor”), a subsidiary of Ameriprise Financial, will become the distributor of the Fund upon the Closing. The New Distributor expects to change its name to Columbia Management Investment Distributors, Inc. upon or shortly after the Closing.

The Fund has adopted shareholder servicing and distribution plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”) which require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense Limits and Fee Waivers

Columbia has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 1.40% annually of the Fund’s average daily net assets. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust’s eligible

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Columbia Greater China Fund

February 28, 2010 (Unaudited)

Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six month period ended February 28, 2010, these custody credits reduced total expenses by less than $1 for the Fund.

Note 6. Portfolio Information

For the six month period ended February 28, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $30,810,001 and $42,810,677, respectively.

Note 7. Redemption Fees

The Fund may impose a 2.00% redemption fee on the proceeds of fund shares that are redeemed within 60 days of purchase. The redemption fee is designed to offset brokerage commissions and other costs associated with short term trading of fund shares. The redemption fees, which are retained by the Fund, are accounted for as an addition to paid-in capital and are allocated to each class based on the relative net assets at the time of the redemption. Effective March 1, 2010, the Fund will no longer assess the 2.00% redemption fee on the proceeds from Fund shares that are redeemed within 60 days of purchase. For the six month period ended February 28, 2010, the redemption fees for Class A, Class B, Class C and Class Z of the Fund amounted to $19,685, $2,793, $5,942 and $7,676, respectively.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended February 28, 2010, the average daily loan balance outstanding on days where borrowing existed was $1,228,571 at a weighted average interest rate of 1.18%

Note 9. Shares of Beneficial Interest

As of February 28, 2010, 15.8% of the Fund’s shares outstanding were beneficially owned by one participant account over which BOA and/or any of its affiliates had either sole or joint investment discretion.

As of February 28, 2010, no other shareholder owned more than 5% of the outstanding shares of the Fund.

Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Non-Diversification Risk

As a non-diversified mutual fund, the Fund is permitted to invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

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Columbia Greater China Fund

February 28, 2010 (Unaudited)

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration Risk

Because the Fund’s investments are concentrated in the Greater China region, events within the region will have a greater effect on the Fund than if the Fund were more geographically diversified. In addition, events in any one country within the region may impact the other countries or the region as a whole. Markets in the region can experience significant volatility due to social, regulatory and political uncertainties.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to a settlement agreement with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a settlement order with the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the “Distributor”), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and

23

Columbia Greater China Fund

February 28, 2010 (Unaudited)

36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the “CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

Note 11. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the period ended February 28, 2010, events and transactions through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events or transactions had occurred that would require adjustment of the financial statements as presented. On March 31, 2010, the Fund’s shareholders approved, among other matters, a proposed investment management services agreement with the New Advisor, the effectiveness of which is conditioned on the Closing.

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Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the current advisory agreements (collectively, the “Agreements”) of the funds for which the Trustees serve as trustees (each a “fund”) and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds’ investment adviser, including the senior manager of each investment area within Columbia. Through the Board’s Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund’s performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund’s advisory fees and other expenses, including information comparing the fund’s expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints,” (iii) information about the profitability of the Agreements to Columbia, including potential “fall-out” or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (v) information obtained through Columbia’s response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (vi) Columbia’s financial results and financial condition, (vii) each fund’s investment objective and strategies and the size, education and experience of Columbia’s investment staffs and their use of technology, external research and trading cost measurement tools, (viii) the allocation of the funds’ brokerage and the use of “soft” commission dollars to pay for research products and services, (ix) Columbia’s resources devoted to, and its record of compliance with, the funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (x) Columbia’s response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (xi) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the independent fee consultant (the “Fee Consultant”) appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia with the New York Attorney General (“NYAG”) to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the “NYAG Settlement”) and reviews materials relating to the funds’ relationships with Columbia provided by the Fee Consultant. Under the NYAG Settlement, the Fee Consultant’s role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms’ length and reasonable. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the Fee Consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2009 meeting, following meetings of the Advisory Fees and Expenses Committee held in December, 2008 and February, May, June, August, September and October, 2009.

The Board of Trustees also unanimously approved new advisory agreements (the “New Agreements”) for the funds with RiverSource Investments, LLC (to be renamed Columbia Management Investment Advisers, LLC) (“RiverSource”) at a meeting held on December 17, 2009. The New Agreements have since been approved by shareholders of the funds and are expected to take effect upon the closing of the acquisition of the long-term asset management business of Columbia by Ameriprise Financial, Inc. (“Ameriprise”), the parent company of RiverSource Investments, LLC (the “Transaction”).

The Advisory Fees and Expenses Committee met on multiple occasions to review the New Agreements for the funds. On

25

December 14, 2009, the Advisory Fees and Expenses Committee recommended that the full Board approve the New Agreements. On December 17, 2009, the full Board, including a majority of the Independent Trustees, approved the New Agreements. Prior to their approval of the New Agreements, the Advisory Fees and Expenses Committee and the Independent Trustees requested and evaluated materials from, and were provided materials and information about the Transaction and matters related to the proposals by, Bank of America Corp., Columbia, RiverSource and Ameriprise. In connection with their most recent approval of the Agreements (as discussed above) on October 28, 2009, the Advisory Fees and Expenses Committee and the Trustees requested and evaluated materials from Columbia, and discussed such materials with representatives of Columbia. The Advisory Fees and Expenses Committee, at meetings held on August 11, 2009, September 23, 2009, October 27, 2009, November 30, 2009, December 7, 2009 and December 14, 2009, and the Independent Trustees, at meetings held on August 12, 2009, August 20, 2009, October 28, 2009, December 8, 2009, December 14, 2009 and December 17, 2009, discussed the materials provided in connection with the October 28, 2009 approvals and the materials provided in connection with their consideration of the New Agreements and other matters relating to the Transaction with representatives of Bank of America Corp., Columbia, RiverSource and Ameriprise. The Trustees consulted with experienced legal counsel, who advised on the legal standards for consideration by the Trustees. The Independent Trustees also discussed the proposed approvals with independent legal counsel in private sessions.

The Trustees reviewed each New Agreement, as well as certain information obtained through RiverSource’s responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Advisory Fees and Expenses Committee and the Trustees also met with, and reviewed and considered a report prepared and provided by, the Fee Consultant (as discussed above).

In considering whether to approve the New Agreements and to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. In particular, the Trustees considered the following matters:

Matters Relating to the Agreements and the New Agreements

The nature, extent and quality of the services provided or to be provided to the funds under the Agreements and the New Agreements. The Trustees considered the nature, extent and quality of the services provided and the resources dedicated by Columbia and its affiliates (or to be provided and dedicated by RiverSource and its affiliates) to the funds.

Among other things, the Trustees considered, with respect to Columbia and its affiliates, (i) Columbia’s ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

Among other things, the Trustees considered, with respect to RiverSource and its affiliates, (i) the expected effect of the Transaction on the operations of the funds, (ii) the information provided by RiverSource with respect to the nature, extent and quality of services to be provided by it, (iii) RiverSource’s compliance program and compliance record, (iv) the ability of RiverSource (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals, (v) the trade execution services to be provided on behalf of the funds and (vi) the quality of RiverSource’s investment research capabilities and the other resources that it indicated it would devote to each fund. As noted above, the Trustees also considered RiverSource’s representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of RiverSource following the Transaction, and that the process for determining the portfolio

26

management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia’s portfolio management teams. The Trustees also noted the professional experience and qualifications of the senior personnel of RiverSource. The Trustees also considered the compliance programs of and the compliance-related resources proposed to be provided to the funds by RiverSource and its affiliates, including discussions with the funds’ Chief Compliance Officer regarding RiverSource’s compliance program. The Trustees also discussed RiverSource’s compliance program with the Chief Compliance Officer for the RiverSource funds. The Trustees also considered RiverSource’s representation that the funds’ Chief Compliance Officer would serve as the Chief Compliance Officer of RiverSource following the Transaction. The Trustees considered RiverSource’s ability to provide administrative services to the funds, noting that while some Agreements contemplated the provision of certain administrative services, following the Transaction, all administrative services were anticipated to be provided pursuant to a new administrative services agreement. The Trustees also considered RiverSource’s ability to coordinate the activities of each fund’s other service providers. The Trustees considered performance information provided by RiverSource with respect to other mutual funds advised by RiverSource, and discussed with senior executives of RiverSource its process for identifying which portfolio management teams of the legacy Columbia and RiverSource organizations would be responsible for the management of the funds following the Transaction.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of services provided by Columbia supported the continuation of the Agreements, and that the nature, extent and quality of services expected to be provided by RiverSource supported approval of the New Agreements.

The costs of the services provided and profits realized by Columbia and its affiliates, and the expected costs of the services to be provided and the profits expected to be realized by RiverSource and its affiliates, from their relationships with the funds. With respect to Columbia and its affiliates, the Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund’s advisory fees and total expense levels to those of the fund’s peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia’s use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management’s stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Greater China Fund’s total expenses were in the first quintile and actual management fees were in the second quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

In connection with the integration of the legacy Columbia and RiverSource organizations, the Trustees considered, among other things, RiverSource’s projected annual net expense synergies (reductions in the cost of providing services to the

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funds), the timetable over which such synergies are expected to be realized and the extent to which any such synergies are expected to be shared with the funds. The Trustees also considered information provided by RiverSource regarding their respective financial conditions. The Trustees considered that RiverSource proposed to continue voluntary expense caps currently in effect for the funds and that RiverSource had undertaken not to change these caps without further discussion with the Independent Trustees.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement pertaining to that fund, and that the expected profitability to RiverSource and its affiliates from its relationship with each fund supported the approval of the New Agreements.

Economies of Scale. With respect to Columbia and its affiliates, the Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia’s investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

With respect to RiverSource and its affiliates, the Trustees considered the existence of any anticipated economies of scale in the provision by RiverSource of services to each fund, to groups of related funds and to RiverSource’s investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the funds. The Trustees considered Ameriprise’s anticipated net expense synergies resulting from the Transaction, and considered the possibility that the funds might benefit from economies of scale over time as part of the larger, combined fund complex. The Trustees considered how expected synergies and potential economies of scale might benefit the funds and their shareholders. The Trustees considered the potential effect of the Transaction on the distribution of the funds, and noted that the proposed management fee schedules for the funds generally contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were shared or expected to be shared with the funds supported the continuation of the Agreements and the approval of the New Agreements.

Matters Relating to the Agreements

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each fund’s peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher fees or expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund’s Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund’s investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund’s investment strategy; (iii) that the fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking

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steps designed to help improve the fund’s investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2009, Columbia Greater China Fund’s performance was in the fourth quintile (where the best performance would be in the first quintile) for the one-year period, in the second quintile for the three- and ten-year periods and in the first quintile for the five-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia’s performance and reputation generally, the funds’ performance as a fund family generally, and Columbia’s historical responsiveness to Trustee concerns about performance and Columbia’s willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement pertaining to that fund.

Other Factors. The Trustees also considered other factors with respect to Columbia and its affiliates, which included but were not limited to the following:

■

the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■

the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■

so-called “fall-out benefits” to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds’ securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■	the report provided by the Fee Consultant, which included information about and analysis of the funds’ fees, expenses and performance.

Matters Relating to the New Agreements

The Trustees considered all materials that they, their legal counsel or RiverSource believed reasonably necessary to evaluate and to determine whether to approve the New Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The material factors that formed the basis for the Trustees’ approvals included the factors set forth below:

(i)	the reputation, financial strength, regulatory histories and resources of RiverSource and its parent, Ameriprise;

(ii)	the capabilities of RiverSource with respect to compliance, including an assessment of RiverSource’s compliance system by the funds’ Chief Compliance Officer;

(iii)	the qualifications of the personnel of RiverSource that would be expected to provide advisory services to each fund, including RiverSource’s representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of RiverSource, and that the process for determining the portfolio management team for each fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia’s portfolio management teams;

(iv)	the terms and conditions of the New Agreements, including the differences between the New Agreements and the Agreements;

(v)	the terms and conditions of other agreements and arrangements relating to the future operations of the funds, including an administrative services agreement and a Master Services and Distribution Agreement;

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(vi)	the commitment of RiverSource and Ameriprise that there would not be any diminution in the nature, quality and extent of services provided to each fund or its shareholders following closing of the Transaction;

(vii)	that the Trustees recently had completed a full annual review of the Agreements, as required by the 1940 Act, for each fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for each fund were sufficient to warrant their approval;

(viii)	that the advisory fee rates payable by each fund would not change;

(ix)	that RiverSource and Bank of America, and not any fund, would bear the costs of obtaining approvals of the New Agreement;

(x)	that Ameriprise and RiverSource had agreed to exercise reasonable best efforts to assure that, for a period of two years after the closing of the Transaction, there would not be imposed on any fund any “unfair burden” (within the meaning of Section 15(f) of 1940 Act) with respect to the Transaction; and

(xi)	that certain members of RiverSource’s management have a significant amount of experience integrating other fund families; that certain current Columbia personnel that would be integrated into RiverSource and its affiliates as a result of the Transaction also have experience in integrating fund families; and that the senior management of RiverSource following the Transaction would include certain senior executives of Columbia who are currently responsible for oversight of services provided to the funds.

Investment Advisory Fee Rates and Other Expenses. The Trustees considered the fact that the advisory fee rates payable by each fund to RiverSource under the New Agreements are the same as those currently paid by each fund to Columbia under the Agreements. The Trustees noted that in connection with their October 28, 2009 approval of the continuance of the Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that the advisory fees charged to each fund supported the continuation of the agreement pertaining to that fund.

The Trustees noted that in certain cases the effective advisory fee rate for a RiverSource fund was lower than the proposed investment advisory fee rate for a fund with generally similar investment objectives and strategies. The Trustees also noted that RiverSource’s investment advisory fee rates for equity and balanced funds generally are subject to adjustments based on investment performance, whereas the proposed investment advisory fee rates for the funds, consistent with those in the Agreements, do not reflect performance adjustments. The Trustees considered existing advisory fee breakpoints and RiverSource’s undertaking not to change expense caps previously implemented by Columbia with respect to the funds without further discussion with the Independent Trustees.

The Trustees received and considered information about the advisory fees charged by RiverSource to institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, RiverSource’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for RiverSource and the additional resources required to manage mutual funds effectively. In evaluating each fund’s expected advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund.

The Trustees also considered that for certain funds, certain administrative services that are provided under the Agreements would not be provided under the New Agreements, but under a separate administrative services agreement. The Trustees noted that, unlike fees under an advisory agreement, fees under the administrative services agreement could be changed without shareholder approval, although RiverSource had not proposed any increase in such administrative fees and any such increase would require Board approval. The Trustees also noted Ameriprise’s and RiverSource’s covenants regarding compliance with Section 15(f) of the 1940 Act.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected advisory fee rates and expenses of each fund supported the approval of the New Agreements.

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Other Benefits to RiverSource. The Trustees received and considered information regarding any expected “fall-out” or ancillary benefits to be received by RiverSource and its affiliates as a result of their relationships with the funds, such as the engagement of RiverSource to provide administrative services to the funds and the engagement of RiverSource’s affiliates to provide distribution and transfer agency services to the funds. The Trustees considered that the funds’ distributor, which would be an affiliate of RiverSource, retains a portion of the distribution fees from the funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the funds. The Trustees also considered the benefits of research made available to RiverSource by reason of brokerage commissions generated by the funds’ securities transactions, and reviewed information about RiverSource’s practices with respect to allocating portfolio brokerage for brokerage and research services. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that RiverSource’s profitability would be somewhat lower without these benefits.

Conclusions

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the Fee Consultant, the Trustees, including the Independent Trustees, (i) approved the continuance of each of the Agreements through October 31, 2010 and (ii) approved each New Agreement.

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Summary of Management Fee Evaluation by Independent Fee Consultant

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. November 6, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMDI”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of such funds, the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees … to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees … using … an annual independent written evaluation prepared by or under the direction of … the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the October meeting.

[1]	CMA and CMDI are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the “Funds.”

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II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong in recent years, although the one-year record was weaker than longer-term records. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2009, at least half of all the Funds were in the first and second performance quintiles in each of the three longest performance periods; for the one-year period, 40% of the Funds were in the top two quintiles. No more than 13% of the Funds were in the fifth quintile in any one performance period. Domestic equity, quantitative equity, and taxable fixed-income Funds were the strongest performers in 2009, while most foreign equity Funds lagged behind their competitors.

4.	Performance rankings were similar in 2008 and 2009: the 1- and 3-year rankings declined slightly over the previous year, while the 5-year rankings improved modestly. Year over year, for the 1- and 3-year periods, the performance of equity Funds, both domestic and international, declined, while that of fixed-income Funds improved. Between three-fifths to two-thirds of the Funds changed quintile rankings in 2009 in the 1-, 3-, and 5-year performance periods.

5.	The performance of the domestic equity Funds against their benchmarks was good for the 3- and 5-year performance periods. In contrast, gross returns of international equity and fixed-income Funds typically fell short of their benchmarks. The performance of equity Funds against their benchmarks was highly correlated to performance versus their peers; no such correlation was observed for fixed-income Funds.

6.	The Atlantic equity Funds’ overall performance adjusted for risk was solid. Based upon 3-year returns, nearly 57% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. About one quarter of the fixed-income Funds posted high returns and low risk relative to comparable funds. Just over half of the fixed-income Funds, primarily tax-exempt Funds, took on more risk than the typical fund in their performance universes.

7.	The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund’s ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a “filtered universe”) lowers the relative performance for the Funds, but not to a material extent. The filtering process, however, did identify one Fund for further review that had not been identified as a review fund using unfiltered universes. Conversely, two Funds that had been identified as review funds in the unfiltered universe lost that status in filtered universes.

8.	A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, only three Funds had below-median performance in each 1- and 3-year period from 2005 to 2009.

9.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.

The Funds’ management fees and total expenses are generally low relative to those of their peers, with over half of the Funds in the most favorable two quintiles. Only 26% of the Funds ranked in the two most expensive quintiles for actual management fees, and 18% in those quintiles for total expenses. Two Funds are in the fifth quintile for total

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expenses; four Funds are in the fifth quintile for actual management fees.

11.	The highest concentration of low-expense Funds is found among the foreign equity Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with two-thirds ranking in either the fourth or fifth quintiles for actual management fees. The higher actual management fee rankings of certain former Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels.

12.	The distribution of total expense and management fee rankings has improved over the prior two years. The implementation of the voluntary standardized cap system has contributed significantly to the improved rankings in 2009.

13.	The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the “Nations Funds”). To the extent that Atlantic Funds have higher average fees in certain investment categories than Nations Funds, the difference reflects either differences in asset size, different fee structures of the former Excelsior Funds, or special circumstances of the Funds included in the investment categories.

D. Trustees’ Advisory Contract Review Process

14.	The Trustees’ evaluation process identified 16 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, one additional Fund met the criteria for further review. CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.	CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG’s analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

16.	An examination of the contractual fee schedules for five Atlantic Funds shows that those with standard fee structures are generally in line with those of their competitors. The fee schedules of the former Excelsior Funds, however, have high initial fees relative to competitors but otherwise have comparable breakpoint structures.

F. Management Fees Charged to Institutional Clients

17.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally lower than the Funds’ management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds’ management fees.

G. Revenues, Expenses, and Profits

18.	The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

19.	The materials provided on CMG’s revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

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20.	CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data. In particular, 2008 revenues reflected the higher market prices prevailing during the first three quarters of that year, while expenses dropped due to cost cutting in the wake of the market downturn late in 2008. The continuing effects of this downturn are expected to produce a significant decline in profitability this year.

21.	In 2008, CMG’s pre-tax post-distribution margin on the Atlantic Fund complex was above industry medians, based on the limited data available for publicly held mutual fund managers. However, as is to be expected in a large fund complex, some Atlantic Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

22.	CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Atlantic Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)	Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a “Review Fund”) to include criteria that focus exclusively on performance. The Trustees’ supplementary data request included one such criterion. They may also wish to consider whether it would be useful to apply CMG’s own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)	Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)	Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG’s management of these Funds.

4)	Development of risk metrics for asset-allocation, tax-exempt, and money market funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)	Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.	Management-only profitability should be calculated without reference to any Private Bank expense.

b.	Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.	Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund

35

expenses to be taken into account in calculating CMG’s profit margin including distribution.

d.	Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)	Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion - that Fund management fee breakpoints compared favorably with competitive fee rates - was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund’s contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

7)	Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year’s profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year’s practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)	Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, including a virtually complete database of all institutional accounts, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) an analysis of differences in actual fees within specific investment categories, with special attention given to accounts established before and after the implementation of the standardized institutional fee schedules in 2005.

9)	Management fee disparities. In any future study of management fees, CMG and the Atlantic Trustees should analyze the differences in management fee schedules, including those arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)	Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 124 pages of biographical data, most if not all of which the Trustees have

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previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully Submitted,

Steven E. Asher

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Important Information About This Report

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Greater China Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

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One Financial Center

Boston, MA 02111-2621

Columbia Greater China Fund

Semiannual Report, February 28, 2010

©2010 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-44/35206-0210 (04/10) 10-44V4U5

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	April 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	April 21, 2010

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	April 21, 2010